                                                    REGISTRATION NO. 333-103202
                                                     REGISTRATION NO. 811-04335

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                 FORM N-6
                          REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933      [_]
                       PRE-EFFECTIVE AMENDMENT NO.      [_]
                     POST-EFFECTIVE AMENDMENT NO. 19    [X]
                                  AND/OR
                          REGISTRATION STATEMENT
                                  UNDER                 [_]
                    THE INVESTMENT COMPANY ACT OF 1940
                             AMENDMENT NO. 96           [X]
                     (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                              SEPARATE ACCOUNT FP
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: As soon as practical after the effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On April 30, 2012 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a) (1) of Rule 485.
    [_]On (date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account FP.

================================================================================

                                     NOTE

This Post-Effective Amendment No. 19 ("PEA") on Form N-6 Registration Statement No. 333-103202 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account FP is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Supplement. Part C of this Registration Statement has also been updated pursuant to the requirements of Form N-6. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

Survivorship Incentive Life/SM/ Legacy

A flexible premium "second to die" variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.

PROSPECTUS DATED MAY 1, 2012

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.

--------------------------------------------------------------------------------

This prospectus describes the Survivorship Incentive Life/SM/ Legacy policy, an individual flexible premium "second to die" variable life insurance policy, but is not itself a policy. This prospectus is a disclosure document and describes all of the policy's material features, benefits, rights and obligations, as well as other information. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. All optional features and benefits described in the prospectus may not be available at the time you purchase the policy. We reserve the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.

Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy. For information about income, estate and gift taxes in connection with life insurance policies as well as possible estate and gift tax consequences associated with the death benefits, please see the Tax information section later in this prospectus, including the information under "Estate, gift, and generation-skipping taxes".

WHAT IS SURVIVORSHIP INCENTIVE LIFE/SM/ LEGACY

Survivorship Incentive Life/SM/ Legacy provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:


------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
------------------------------------------------------------------------------
All Asset Growth-Alt 20/(2)/            EQ/Equity 500 Index
American Century VP Mid Cap Value       EQ/Equity Growth PLUS
AXA Aggressive Allocation/(1)/          EQ/GAMCO Mergers and Acquisitions
AXA Conservative Allocation/(1)/        EQ/GAMCO Small Company Value
AXA Conservative-Plus Allocation/(1)/   EQ/Global Bond PLUS
AXA Moderate Allocation/(1)/            EQ/Global Multi-Sector Equity
AXA Moderate-Plus Allocation/(1)/       EQ/Intermediate Government Bond/(2)/
AXA Tactical Manager 400                EQ/International Core PLUS
AXA Tactical Manager 500                EQ International Equity Index
AXA Tactical Manager 2000               EQ/International Value PLUS
AXA Tactical Manager International      EQ/JPMorgan Value Opportunities
EQ/AllianceBernstein Small Cap Growth   EQ/Large Cap Core PLUS
EQ/BlackRock Basic Value Equity         EQ/Large Cap Growth Index
EQ/Boston Advisors Equity Income        EQ/Large Cap Growth PLUS
EQ/Calvert Socially Responsible         EQ/Large Cap Value Index
EQ/Capital Guardian Research            EQ/Large Cap Value PLUS
EQ/Common Stock Index                   EQ/Lord Abbett Large Cap Core
EQ/Core Bond Index                      EQ/MFS International Growth
------------------------------------------------------------------------------



---------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
---------------------------------------------------------------------------
EQ/Mid Cap Index                       Lazard Retirement Emerging Markets
EQ/Mid Cap Value PLUS                   Equity
EQ/Money Market                        MFS(R) International Value
EQ/Montag & Caldwell Growth            MFS(R) Investors Growth Stock
EQ/Morgan Stanley Mid Cap Growth       MFS(R) Investors Trust
EQ/PIMCO Ultra Short Bond              Multimanager Aggressive Equity
EQ/Quality Bond PLUS                   Multimanager Core Bond
EQ/Small Company Index                 Multimanager International Equity
EQ/T. Rowe Price Growth Stock          Multimanager Large Cap Core Equity
EQ/UBS Growth and Income               Multimanager Large Cap Value
EQ/Van Kampen Comstock                 Multimanager Mid Cap Growth
EQ/Wells Fargo Omega Growth            Multimanager Mid Cap Value
Fidelity(R) VIP Contrafund(R)          Multimanager Multi-Sector Bond
Fidelity(R) VIP Growth & Income        Multimanager Small Cap Growth
Fidelity(R) VIP Mid Cap                Multimanager Small Cap Value
Franklin Rising Dividends Securities   Multimanager Technology
Franklin Small Cap Value Securities    Mutual Shares Securities
Franklin Strategic Income Securities   PIMCO VIT CommodityRealReturn(R)
Goldman Sachs VIT Mid Cap Value         Strategy
Invesco V.I. Global Real Estate        PIMCO VIT Real Return
Invesco V.I. International Growth      PIMCO VIT Total Return
Invesco V.I. Mid Cap Core Equity       T. Rowe Price Equity Income II
Invesco V.I. Small Cap Equity          Templeton Developing Markets
Ivy Funds VIP Energy                    Securities
Ivy Funds VIP Mid Cap Growth           Templeton Global Bond Securities
Ivy Funds VIP Small Cap Growth         Templeton Growth Securities
                                       Van Eck VIP Global Hard Assets

(1)Also referred to as an "AXA Allocation investment option" in this prospectus.

(2)This is the variable investment option's new name, effective on or about May 21, 2012, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for the variable investment option's former name.


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of one of the trusts (the "Trusts"), which are mutual funds. Please see "About the Portfolios of the Trusts" for more information about the Portfolios and the Trusts. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred, and the life insurance benefits we pay if the policy's surviving insured person dies while the policy is in effect will generally be income tax free.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                               #235441/AA & ADL

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue at least a certain number of policy years, regardless of investment performance,
(3) borrow or withdraw amounts you have accumulated, (4) decrease the amount of insurance coverage, (5) choose between two life insurance benefit options,
(6) elect to receive an insurance benefit if the surviving insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with Survivorship Incentive Life/SM/ Legacy or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.

Contents of this Prospectus

--------------------------------------------------------------------------------

      -------------------------------------------------------------------
      1.RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
        AND RISKS                                                      6
      -------------------------------------------------------------------
      How you can pay for and contribute to your policy                6
      The minimum amount of premiums you must pay                      6
      You can guarantee that your policy will not terminate before a
        certain date                                                   7
      You can elect a "paid up" death benefit guarantee                7
      Investment options within your policy                            7
      About your life insurance benefit                                8
      Alternative higher death benefit in certain cases                9
      You can decrease your insurance coverage                        10
      If one insured person dies                                      10
      Accessing your money                                            10
      Risks of investing in a policy                                  10


      -------------------------------------------------------------------
      2.RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
        WILL PAY                                                      11
      -------------------------------------------------------------------
      Tables of policy charges                                        11
      How we allocate charges among your investment options           13
      Changes in charges                                              13


      -------------------------------------------------------------------
      3.WHO IS AXA EQUITABLE?                                         14
      -------------------------------------------------------------------
      How to reach us                                                 15
      About our Separate Account FP                                   15
      Your voting privileges                                          16


      -------------------------------------------------------------------
      4.ABOUT THE PORTFOLIOS OF THE TRUSTS                            17
      -------------------------------------------------------------------
      Portfolios of the Trusts                                        17


      -------------------------------------------------------------------
      5.DETERMINING YOUR POLICY'S VALUE                               25
      -------------------------------------------------------------------
      Your policy account value                                       25

-------------
"We,""our" and "us" refers to AXA Equitable. "Financial professional" means the registered representative of AXA Advisors or an unaffiliated broker dealer which has entered into a selling agreement with AXA Distributors who is offering you this policy.
When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. Unless the application for a policy provides otherwise, the insured persons jointly own the policy. If one dies, the surviving insured person becomes the sole owner. While a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.
When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.
This prospectus does not offer Survivorship Incentive Life/SM/ Legacy anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.

                                                 CONTENTS OF THIS PROSPECTUS 3

     ---------------------------------------------------------------------
     6.TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT
       OPTIONS                                                         26
     ---------------------------------------------------------------------
     Transfers you can make                                            26
     How to make transfers                                             26
     Our automatic transfer service                                    26
     Our asset rebalancing service                                     27


     ---------------------------------------------------------------------
     7.ACCESSING YOUR MONEY                                            28
     ---------------------------------------------------------------------
     Borrowing from your policy                                        28
     Making withdrawals from your policy                               29
     Surrendering your policy for its net cash surrender value         29
     Your option to receive a terminal illness living benefit          29


     ---------------------------------------------------------------------
     8.TAX INFORMATION                                                 31
     ---------------------------------------------------------------------
     Basic income tax treatment for you and your beneficiary           31
     Tax treatment of distributions to you (loans, partial
       withdrawals, and full surrender)                                31
     Tax treatment of living benefits proceeds                         32
     Effect of policy splits                                           32
     Business and employer owned policies                              32
     Requirement that we diversify investments                         33
     Estate, gift, and generation-skipping taxes                       33
     Split-dollar and other employee benefit programs                  33
     ERISA                                                             34
     Our taxes                                                         34
     When we withhold taxes from distributions                         34
     Possibility of future tax changes and other tax information       34


     ---------------------------------------------------------------------
     9.MORE INFORMATION ABOUT POLICY FEATURES AND
       BENEFITS                                                        36
     ---------------------------------------------------------------------
     Guarantee premium test for no lapse guarantees                    36
     Paid up death benefit guarantee                                   36
     Other benefits you can add by rider                               37
     Customer loyalty credit                                           38
     Variations among Survivorship Incentive Life/SM/ Legacy policies  38
     Your options for receiving policy proceeds                        39
     Your right to cancel within a certain number of days              39


     ---------------------------------------------------------------------
     10.MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                  40
     ---------------------------------------------------------------------
     Deducting policy charges                                          40
     Charges that the Trusts deduct                                    42

              ----------------------------------------------------
              11.MORE INFORMATION ABOUT PROCEDURES THAT APPLY
                 TO YOUR POLICY                                43
              ----------------------------------------------------
              Dates and prices at which policy events occur    43
              Policy issuance                                  43
              Ways to make premium and loan payments           44
              Assigning your policy                            44
              Requirements for surrender requests              44
              Gender-neutral policies                          45
              Future policy exchanges                          45


              ----------------------------------------------------
              12.MORE INFORMATION ABOUT OTHER MATTERS          46
              ----------------------------------------------------
              About our general account                        46
              Transfers of your policy account value           46
              Telephone and Internet requests                  47
              Suicide and certain misstatements                48
              When we pay policy proceeds                      48
              Changes we can make                              48
              Reports we will send you                         49
              Distribution of the policies                     49
              Legal proceedings                                51


              ----------------------------------------------------
              13.FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP
                 AND AXA EQUITABLE                             52
              ----------------------------------------------------


              ----------------------------------------------------
              14.PERSONALIZED ILLUSTRATIONS                    53
              ----------------------------------------------------
              Illustrations of policy benefits                 53


              ----------------------------------------------------
              APPENDIX
              ----------------------------------------------------

                    I   --  Hypothetical illustrations  I-1


                                  -------------------------------------------------
                                  REQUESTING MORE INFORMATION
                                    Statement of additional information
                                    Table of contents
                                  -------------------------------------------------

4   CONTENTS OF THIS PROSPECTUS

An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                     PAGE

                       Administrative Office          15
                       age                            44
                       Allocation Date                 8
                       alternative death benefit       9
                       amount at risk                 41
                       anniversary; anniversaries     43
                       assign; assignment             44
                       automatic transfer service     26
                       AXA Equitable                  14
                       AXA Equitable Access Account   39
                       AXA Financial, Inc.            14
                       basis                          31
                       beneficiary                    39
                       business day                   43
                       Cash Surrender Value           28
                       Code                           31
                       collateral                     28
                       cost of insurance charge       41
                       cost of insurance rates        41
                       day                            43
                       default                         6
                       disruptive transfer activity   46
                       extended no lapse guarantee     7
                       face amount                     8
                       grace period                    6
                       guarantee premiums              7
                       guaranteed interest option      8
                       Guaranteed Interest Account     8
                       insured persons                 3
                       Internet                       15
                       Investment Funds                8
                       investment start date           7
                       investment options              7
                       issue date                     43
                       lapse                           6
                       loan, loan interest            28
                       market timing                  46
                       modified endowment contract    31
                       Money Market Lock-in Period     8
                       month, year                    43


                                                         PAGE

                 monthly deduction                          13
                 net cash surrender value                   29
                 no lapse guarantee                          7
                 Option A, B                                 8
                 our                                         3
                 owner                                       3
                 paid up                                    31
                 paid up death benefit guarantee             7
                 partial withdrawal                         29
                 payment option                             39
                 planned periodic premium                    6
                 policy                                  cover
                 policy account value                       25
                 Portfolio                               cover
                 premium charge                             11
                 premium payments                            6
                 prospectus                              cover
                 rebalancing                                27
                 receive                                    43
                 restored, restoration                       7
                 riders                                      6
                 SEC                                     cover
                 Separate Account FP                        15
                 state                                       3
                 subaccount                                 15
                 Survivorship Incentive Life/SM/ Legacy  cover
                 surviving insured person                    3
                 surrender                                  29
                 surrender charge                           11
                 target premium                             49
                 transfers                                  26
                 Trusts                                  cover
                 units                                      25
                 unit values                                25
                 us                                          3
                 variable investment option              cover
                 we                                          3
                 withdrawals                                29
                 you, your                                   3


                                           AN INDEX OF KEY WORDS AND PHRASES 5

1. Risk/benefit summary: Policy features, benefits and risks

--------------------------------------------------------------------------------

Survivorship Incentive Life/SM/ Legacy is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured persons. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase a Survivorship Incentive Life/SM/ Legacy policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Survivorship Incentive Life/SM/ Legacy policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Survivorship Incentive Life/SM/ Legacy policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the younger insured's 100th birthday.
--------------------------------------------------------------------------------

LIMITS ON PREMIUM PAYMENTS. If your premium payments exceed certain amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract" which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

If at any time your policy account value is high enough that the "alternative higher death benefit" discussed later in this prospectus would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured persons or surviving insured person provide us with evidence of insurability satisfactory to us.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net policy account value" is not enough to pay your policy's monthly charges when due unless:

..   you have paid sufficient premiums to maintain one of our available guarantees against termination, your guarantee is still in effect and you do not have an outstanding loan and accrued and unpaid interest that is more than the policy account value (see "You can guarantee that your policy will not terminate before a certain date" below); or

..   you have elected the "paid up" death benefit guarantee and it remains in effect, and you do not have an outstanding loan (see "You can elect a 'paid up' death benefit guarantee" below).

("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the second of the insured persons to die dies during a grace period, we will pay the death benefit, less any overdue charges, policy loans or lien and accrued loan or lien interest, to the beneficiary you have named.

6   RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

--------------------------------------------------------------------------------
Your policy will terminate if you don't pay enough premiums (i) to pay the charges we deduct or (ii) to maintain in effect one of the no lapse guarantees that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.


RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination and no insured person may have died since that date. In some states, you may have a longer period of time. You must also (i) present evidence of insurability for both insured persons (or the surviving insured person) satisfactory to us and
(ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. Any no lapse guarantee will not be restored after the policy terminates.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

NO LAPSE GUARANTEE. You can generally guarantee that your policy will not terminate for a number of years (the "guarantee period") by paying at least certain specified amounts of premiums (the "guarantee premiums"). We call this our "No Lapse Guarantee." The length of your policy's guarantee period will range from 5 to 20 years, depending on the younger insured's age when we issue the policy. Under the No Lapse Guarantee provision, the policy is guaranteed not to lapse during a no lapse guarantee period of 20 years for issue ages 20-55 of the younger insured, the number of years to attained age 75 for issue ages 56-69 of the younger insured, and 5 years for issue ages 70 and over of the younger insured. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.

During the guarantee period, however, the No Lapse Guarantee applies only if:

..   You have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for no lapse guarantees" under "More information about policy benefits" later in this prospectus);

..   Your policy's death benefit option has always been Option A; and

..   Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if:

..   the guarantee period expires; or

..   you change your death benefit option to Option B.


EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider was available at issue for certain policies that can provide a longer guarantee period than described above with a higher premium requirement. Subject to limitations, you chose the number of years that you would like to have this benefit.


The monthly cost of this rider and required premiums vary by the individual characteristics of the insureds, the face amount of the policy and the benefit period you select. A change in the face amount of the policy, however, may affect the cost of this rider. You can terminate this rider at any time but it cannot be reinstated once terminated. For more information about this rider, see "Optional benefits you can add by rider" under "More information about policy features and benefits."

--------------------------------------------------------------------------------
If you pay at least certain prescribed amounts of premiums, your policy's death benefit option has always been Option A and any outstanding policy loan and accrued loan interest do not exceed the policy account value, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

Provided certain requirements are met and subject to our approval, you may elect to take advantage of our "paid up" death benefit guarantee at any time after the fourth year of your policy if the younger insured's attained age is 99 or less provided certain requirements are met. If you elect the paid up death benefit guarantee, we may reduce your base policy's face amount (see below). Thereafter, your policy will not lapse so long as the guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guaranteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time.

The guarantee will terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.

INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next paragraph, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium at our Administrative Office or the register date of your policy (the "Investment Start Date"). Before this date, your initial premium will be held in a non-interest bearing account. See "Policy issuance" in "More information about procedures that apply to your policy" later in this prospectus.

In those states that require us to return your premium without adjustment for investment performance within a certain number of

                   RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS 7 days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option as of the later of the Investment Start Date and the issue date for twenty calendar days (the "Money Market Lock-in Period"). However, if we have not received all necessary requirements for your policy as of the Issue Date, the Money Market Lock-In Period will begin on the date we receive all necessary requirements to put the policy in force at our Administrative Office. On the first business day following the Money Market Lock-in Period, we will re-allocate that investment in accordance with your premium allocation instructions then in effect.

For policies issued in these states, the "Allocation Date" is the first business day following the Money Market Lock-in Period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and AXA Equitable. The policy is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

--------------------------------------------------------------------------------
You can choose among variable investment options.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds.") The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth later in this prospectus under "About the Portfolios of the Trusts."

You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT (1-800) 777-6510. We may add or delete variable investment options or Portfolios at any time.

If you elected the extended no lapse guarantee rider or exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the AXA Allocation investment options, or those investment options we are then making available under the rider (see "Other benefits you can add by rider" under "More information about policy features and benefits").

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on existing policies may differ from the rates we are than declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

If you exercise the paid up death benefit guarantee or elected the extended no lapse guarantee rider, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest option. For more information on these restrictions, see "Paid up death benefit guarantee" and "extended no lapse guarantee rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
We will pay at least 2% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy a Survivorship Incentive Life/SM/ Legacy policy, you tell us how much insurance coverage you want on the lives of the insured persons. We call this the "face amount" of the base policy. $200,000 is the smallest amount of coverage you can request.

--------------------------------------------------------------------------------
If both insured persons die, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B (see "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus).
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the surviving insured person dies is:

..   Option A -- THE POLICY'S FACE AMOUNT on the date of the surviving insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

..   Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of the surviving insured person's death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

8   RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

In order to take advantage of the no lapse guarantee and the extended no lapse guarantee, you must have always had Option A since the policy issue date. If you have elected the paid up death benefit guarantee, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated.

ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Internal Revenue Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy account value on the surviving insured person's date of death by a percentage specified in your policy. The percentage depends upon the individual characteristics of each insured and the policy year. Representative percentages for insureds who are a male age 55 at issue in the preferred non-tobacco user risk class and a female age 50 at issue in the preferred non-tobacco user risk class are as follows:

--------------------------------------------------------------------------------
If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the
Option A or Option B death benefit you have selected.
--------------------------------------------------------------------------------

--------------------------------------------------
 AGE:*       50     55     60     65     70     75
--------------------------------------------------
 %:      390.9% 321.8% 266.1% 222.1% 187.7% 161.7%
--------------------------------------------------
 AGE:        80     85     90     95  100 AND OVER
--------------------------------------------------
 %:      142.9% 129.9% 120.8% 112.4%         101%
--------------------------------------------------

* The younger insured person's age for the policy year in which the surviving insured person dies.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

The alternative higher death benefit is a component of the Option A and Option B death benefits that will be paid (if higher) in order for the Survivorship Incentive Life/SM/ Legacy policy to satisfy the definition of "life insurance contract" under Section 7702 of the Code. In general, for a policy to be treated as a life insurance contract under the Code, it must pass one of two tests, a cash value accumulation test or a guideline premium/cash value corridor test. Only the cash value accumulation test applies to the Survivorship Incentive Life/SM/ Legacy policy. Under this test, the death benefit must be large enough to ensure that the policy's cash surrender value (as computed under Section 7702(c) of the Code) is never larger than the net single premium needed to fund future policy benefits. We apply these principles to both Option A and Option B death benefits.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the last surviving insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the surviving insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the surviving insured person died during a grace period. We also reduce the death benefit proceeds if we have already paid part of it under a living benefits rider. We reduce the proceeds by the amount of the living benefits payment plus accrued interest. See "Your option to receive a terminal illness living benefit" later in this prospectus.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy and before the policy anniversary nearest to the younger insured's 100th birthday; however, changes to option B are not permitted beyond the policy year in which the younger insured reaches (or would have reached)
age 85.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change your death benefit option, we will adjust your policy's face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is not higher than the base policy's death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy's face amount would be reduced below $200,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the younger insured person reaches age 85, or (b) if the paid up death benefit guarantee is in effect.

                   RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS 9

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy and before the policy anniversary nearest to the younger insured's 100th birthday. The requested decrease must be at least $10,000. We can refuse any requested decrease. Please refer to "Tax information" for certain possible tax consequences of reducing the face amount.

We will not approve any decrease if the paid up death benefit guarantee is in effect. Certain policy changes, including decreases in your insurance coverage may also affect the guarantee premiums under the policy and any applicable monthly charge for the extended no lapse guarantee rider.

The following additional conditions also apply:

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount. If you reduce the face amount while the estate protector rider is in effect, the face amount of the rider generally will automatically decrease proportionately.

If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. In no event will the surrender charge due exceed your policy account value less any amounts we are holding to secure policy loans (including any interest on those amounts that have not yet been allocated to the variable investment options). We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

IF ONE INSURED PERSON DIES

Your policy requires you to send us proof of the death of the first insured person to die. This is because the necessary documentary proof may be difficult to locate following a long delay.

ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the difference between your policy account value and any applicable surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the younger insured's 100th birthday. Partial withdrawals are not permitted if the paid up death benefit guarantee is in effect. See "Making withdrawals from your policy" later in this prospectus for more information.

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.

RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

..   If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

..   If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any guarantees against termination or paid-up death benefit guarantee you may have, you could have to pay more premiums to keep your policy from terminating.

..   If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision.

..   We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in the next chapter in "Tables of policy charges" under "Risk/benefit summary: Charges and expenses you will pay."

..   You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

..   Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.

10  RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

2. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.

This first table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options. ALL CHARGES ARE SHOWN ON A GUARANTEED MAXIMUM BASIS. THE CURRENT CHARGES MAY BE LOWER THAN THE GUARANTEED MAXIMUM FOR CERTAIN CHARGES./(1)/


----------------------------------------------------------------------------------------
                                    TRANSACTION FEES
----------------------------------------------------------------------------------------
                                                          MAXIMUM AMOUNT THAT MAY BE
 CHARGE                   WHEN CHARGE IS DEDUCTED         DEDUCTED
----------------------------------------------------------------------------------------
PREMIUM CHARGE            From each premium               10% of each premium
                                                          payment./(2)/
----------------------------------------------------------------------------------------
SURRENDER (TURNING IN)    Upon surrender                  Initial surrender charge per
OF YOUR                                                   $1,000 of initial base policy
POLICY DURING ITS FIRST                                   face amount:
15 YEARS/(3)/
                                                          Highest: $10.32
                                                          Lowest: $1.79
                                                          Representative: $6.89/(4)/
----------------------------------------------------------------------------------------
REQUEST A DECREASE IN     Effective date of the decrease  A pro rata portion of the
YOUR POLICY'S FACE                                        charge that would apply to a
AMOUNT/(3)/                                               full surrender at the time of
                                                          the decrease.
----------------------------------------------------------------------------------------
TRANSFERS AMONG           Upon transfer                   $25 per transfer./(5)/
INVESTMENT OPTIONS
----------------------------------------------------------------------------------------
SPECIAL SERVICES CHARGES
..   Wire transfer         At the time of the transaction  Current and Maximum Charge:
    charge/(6)/                                           $90
..   Express mail          At the time of the transaction  Current and Maximum Charge:
    charge/(6)/                                           $35
..   Policy illustration   At the time of the transaction  Current and Maximum Charge:
    charge/(7)/                                           $25
..   Duplicate policy      At the time of the transaction  Current and Maximum Charge:
    charge/(7)/                                           $35
..   Policy history        At the time of the transaction  Current and Maximum Charge:
    charge/(7)(8)/                                        $50
..   Charge for returned   At the time of the transaction  Current and Maximum Charge:
    payments/(7)/                                         $25
----------------------------------------------------------------------------------------


This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust port- folio fees and expenses.


-------------------------------------------------------------------------------------------------------
                                        PERIODIC CHARGES
                                           OTHER THAN
                                        UNDERLYING TRUST
                                            PORTFOLIO
                                       OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------
 CHARGE            WHEN CHARGE IS DEDUCTED            MAXIMUM AMOUNT THAT MAY BE DEDUCTED
-------------------------------------------------------------------------------------------------------
ADMINISTRATIVE     Monthly                            (1) Policy Year                 Amount Deducted
CHARGE/(3)(9)/
                                                         1                                  $20
                                                         2+                                 $10
                                                                        --plus--

                                                      (2) Charge per $1,000 of base policy face amount
                                                      during your policy's first ten years:

                                                      Highest: $0.26
                                                      Lowest: $0.06
                                                      Representative: $0.09/(10)/
-------------------------------------------------------------------------------------------------------
COST OF            Monthly
  INSURANCE                                           Charge per $1,000 of the amount for which we
CHARGE/(3)(9)(11)/                                    are at risk:/(12)/

                                                      Highest: $83.33
                                                      Lowest: $0.00009
                                                      Representative: $0.002/(13)/
-------------------------------------------------------------------------------------------------------
MORTALITY AND      Monthly                            0.55% (annual rate) of your value in our variable
EXPENSE RISK                                          investment options.
CHARGE
-------------------------------------------------------------------------------------------------------
LOAN INTEREST      On each policy anniversary (or on  1% of loan amount.
SPREAD/(14)/       loan termination if earlier)
-------------------------------------------------------------------------------------------------------


                     RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY 11

------------------------------------------------------------------------------------------------------------
                                             PERIODIC CHARGES
                                           OTHER THAN UNDERLYING
                                              TRUST PORTFOLIO
                                            OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------
 OPTIONAL RIDER
 CHARGES              WHEN CHARGE IS DEDUCTED         MAXIMUM AMOUNT THAT MAY BE DEDUCTED
------------------------------------------------------------------------------------------------------------
ESTATE                Monthly (while the rider is in  Charge per $1,000 of rider death benefit:
PROTECTOR/(3)(11)/    effect)
                                                      Highest: $83.33
                                                      Lowest: $0.02
                                                      Representative: $0.02/(13)/
------------------------------------------------------------------------------------------------------------
EXTENDED NO LAPSE     Monthly (while the rider is in  (1) Charge per $1,000 of the current base policy face
GUARANTEE/(2)(3)(15)/ effect)                         amount:
For rider coverage                                    Highest: $0.17
to the
younger insured's
age 100                                               Lowest: $0.02
                                                      Representative: $0.04/(16)/

                                                                            --plus--

                                                      (2) Percentage of Separate Account Fund Value
                                                      charge: 0.70% (annual rate) of your value in our
                                                      variable investment options.

ADDING A LIVING       At the time of the transaction  $100 (if elected after policy issue)
BENEFITS RIDER
------------------------------------------------------------------------------------------------------------
EXERCISE OF OPTION    At the time of the transaction  $250
TO RECEIVE
A "LIVING BENEFIT"
------------------------------------------------------------------------------------------------------------

(1)For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).
(2)Currently, we deduct 8% of each premium payment up to ten "target premiums" and then 5% of each premium payment after an amount equal to ten "target premiums" has been paid. However, if you have selected the Extended No Lapse Guarantee and it is in effect, the premium charge is 10% of each premium payment up to ten "target premiums" and then 6% of each premium payment after an amount equal to ten "target premiums" has been paid. The "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, among other factors.
(3)Since the charges may vary based on individual characteristics of the insureds, these charges may not be representative of the charge that you will pay. In particular, the initial amount of surrender charge depends on each policy's specific characteristics. Your financial professional can provide you with more information about these charges as they relate to each insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."
(4)This representative amount is the rate we guarantee for representative insureds who are a male, non-tobacco user, age 55 at issue and a female non-tobacco user age 50 at issue with an initial base policy face amount of $4,000,000.
(5)No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.

(6)Unless you specify otherwise, this charge will be deducted from the amount you request.
(7)The charge for this service must be paid using funds outside of your policy. Please see "Charges and expenses" below for more information.
(8)The charge for this service may be less depending on the policy history you request. Please see "Charges and expenses" below for more information.
(9)Not applicable after the policy anniversary nearest to the younger insured's 100th birthday.
(10)This representative amount is the rate we guarantee for representative insureds who are an older insured age 55 at issue and a younger insured age 50 at issue with an initial base policy face amount of $4,000,000.
(11)Insured persons who present particular health, occupational or avocational risks may be charged other additional charges as specified in their policies.
(12)Our amount "at risk" is the difference between the amount of death benefit and the policy account value as of the deduction date.
(13)This representative amount is the rate we guarantee in the first policy year for representative insureds who are a male age 55 at issue in the preferred non-tobacco user risk class and a female age 50 at issue in the preferred non-tobacco user risk class.
(14)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
(15)Not applicable after the extended no lapse guarantee period expires, and in no case beyond the policy anniversary nearest to the younger insured's 100th birthday.
(16)This representative amount is the rate we guarantee for representative insureds who are a male age 55 at issue in the preferred non-tobacco user risk class and a female age 50 at issue in the preferred non-tobacco user risk class.


You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE TRUST PROSPECTUS FOR THAT PORTFOLIO.

12  RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

---------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2011 (expenses that are deducted from  Lowest Highest
Portfolio assets including management fees, 12b-1 fees, service fees and/or other
expenses)/(1)/                                                                       0.62%  1.60%
---------------------------------------------------------------------------------------------------


(1)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying portfolios. The "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Templeton Developing Markets Securities Portfolio.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policy owners of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

                     RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY 13

3. Who is AXA Equitable?


--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., (the "parent") a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508.0 billion in assets as of December 31, 2011. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


14  WHO IS AXA EQUITABLE?

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.
--------------------------------------------------------------------------------
 BY MAIL:

AT THE POST OFFICE BOX FOR OUR ADMINISTRATIVE OFFICE:

  AXA Equitable -- National Operations Center
  P.O. Box 1047
  Charlotte, North Carolina 28201-1047
--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:

AT THE STREET ADDRESS FOR OUR ADMINISTRATIVE OFFICE:

  AXA Equitable -- National Operations Center
  10840 Ballantyne Commons Parkway
  Charlotte, North Carolina 28277
  1-704-341-7000 (for express delivery purposes only)
--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:

Policy information, basic transactions, forms and statements are available 24 hours a day -- 7 days a week through our Interactive Telephone, AXA Equitable's Interactive Voice Response system.

AXA Equitable's Interactive Voice Response system provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time:
1-800-777-6510.
--------------------------------------------------------------------------------
 BY E-MAIL:

life-service@axa-equitable.com
--------------------------------------------------------------------------------
 BY FAX:

1-704-540-9714
--------------------------------------------------------------------------------
 BY INTERNET:

You may register for online account access at www.axa-equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1)request for our automatic transfer service (our dollar cost averaging service);

(2)request for our asset rebalancing service; and

(3)designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)policy surrenders;

(b)transfers among investment options;

(c)changes in allocation percentages for premiums and deductions; and

(d)electing the paid up death benefit guarantee.

You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone and assisted service,
(2) over the Internet, through axa-equitable.com, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured persons' names (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from Separate Account FP that represent our investments in Separate Account FP or that represent fees and charges under the policies that we have earned. Income, gains and losses

                                                      WHO IS AXA EQUITABLE?  15
credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account FP on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of Separate Account FP available under Survivorship Incentive Life/SM/ Legacy invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA VIP Premier Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policy owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policy owners, we will see to it that appropriate action is taken to do so.

YOUR VOTING PRIVILEGES


VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.


Under current legal requirements, we may disregard the voting instructions we receive from policy owners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICY OWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policy owners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Survivorship Incentive Life/SM/ Legacy and other policies that Separate Account FP supports.

16  WHO IS AXA EQUITABLE?

4. About the Portfolios of the Trusts

--------------------------------------------------------------------------------


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The affiliated portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.


AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.


The AXA Allocation Portfolios and the All Asset Allocation Portfolio offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the All Asset Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the All Asset Allocation Portfolio than certain other portfolios available to you under your policy. Please see "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Tactical Manager Portfolios, the AXA Allocation Portfolios, the All Asset Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your policy account value may rise less than it would have without these defensive actions.

The investment strategies of the Portfolios are designed to reduce the overall volatility of your policy account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the policy. This approach, while reducing volatility, may also suppress the investment performance of your policy.


PORTFOLIOS OF THE TRUSTS




----------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST
 CLASS B
 SHARES PORTFOLIO                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
 NAME                OBJECTIVE                                           AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks long-term capital appreciation.                  AXA Equitable Funds Management
  ALLOCATION                                                                   Group, LLC
----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks a high level of current income.                  AXA Equitable Funds Management
  ALLOCATION                                                                   Group, LLC
----------------------------------------------------------------------------------------------------------------
AXA                  Seeks current income and growth of capital, with a     AXA Equitable Funds Management
  CONSERVATIVE-PLUS  greater emphasis on current income.                       Group, LLC
  ALLOCATION
----------------------------------------------------------------------------------------------------------------


                                          ABOUT THE PORTFOLIOS OF THE TRUSTS 17

------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B
 SHARES PORTFOLIO                                                               INVESTMENT MANAGER (OR SUB-ADVISER(S),
 NAME                OBJECTIVE                                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks long-term capital appreciation and current income.   AXA Equitable Funds Management
  ALLOCATION                                                                       Group, LLC
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks long-term capital appreciation and current income,   AXA Equitable Funds Management
  ALLOCATION         with a greater emphasis on capital appreciation.              Group, LLC
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  AGGRESSIVE EQUITY  emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                     in the Portfolio.                                             Group, LLC
                                                                                ClearBridge Advisors, LLC
                                                                                GCIC US Ltd.
                                                                                Legg Mason Capital Management, LLC
                                                                                Marsico Capital Management, LLC
                                                                                T. Rowe Price Associates, Inc.
                                                                                Westfield Capital Management
                                                                                   Company, L.P.
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks a balance of high current income and capital         BlackRock Financial Management, Inc.
  BOND               appreciation, consistent with a prudent level of risk.     Pacific Investment Management
                                                                                   Company LLC
                                                                                SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  INTERNATIONAL      emphasis on risk-adjusted returns and managing volatility     Group, LLC
  EQUITY             in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                EARNEST Partners, LLC
                                                                                J.P. Morgan Investment Management Inc.
                                                                                Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  CAP CORE EQUITY    emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                     in the Portfolio.                                             Group, LLC
                                                                                Janus Capital Management, LLC
                                                                                Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                     in the Portfolio.                                             Group, LLC
                                                                                Institutional Capital LLC
                                                                                MFS Investment Management
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                     in the Portfolio.                                             Group, LLC
                                                                                BlackRock Investment Management, LLC
                                                                                Franklin Advisers, Inc.
                                                                                Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility     Group, LLC
                     in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                Diamond Hill Capital Management, Inc.
                                                                                Knightsbridge Asset Management, LLC
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks high total return through a combination of current   Pacific Investment Management
  MULTI-SECTOR BOND  income and capital appreciation.                              Company LLC
                                                                                Post Advisory Group, LLC
                                                                                SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------


18  ABOUT THE PORTFOLIOS OF THE TRUSTS

-------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST
 CLASS B
 SHARES PORTFOLIO                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
 NAME                  OBJECTIVE                                                  AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL     Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  CAP GROWTH           emphasis on risk-adjusted returns and managing volatility     Group, LLC
                       in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                  Lord, Abbett & Co. LLC
                                                                                  Morgan Stanley Investment
                                                                                     Management Inc.
                                                                                  NorthPointe Capital, LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL     Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  CAP VALUE            emphasis on risk-adjusted returns and managing volatility     Group, LLC
                       in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                  Franklin Advisory Services, LLC
                                                                                  Horizon Asset Management, LLC
                                                                                  Pacific Global Investment Management
                                                                                     Company
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER           Seeks long-term growth of capital.                         AXA Equitable Funds Management
  TECHNOLOGY                                                                         Group, LLC
                                                                                  RCM Capital Management, LLC
                                                                                  SSgA Funds Management, Inc.
                                                                                  Wellington Management Company, LLP
-------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB
 SHARES PORTFOLIO                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
 NAME                  OBJECTIVE                                                  AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -     Seeks long-term capital appreciation and current income.   AXA Equitable Funds Management
  ALT 20/(1)/                                                                        Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL           Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  MANAGER 400          emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                       in the Portfolio.                                             Group, LLC
                                                                                  BlackRock Investment Management, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL           Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  MANAGER 500          emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                       in the Portfolio.                                             Group, LLC
                                                                                  BlackRock Investment Management, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL           Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  MANAGER 2000         emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                       in the Portfolio.                                             Group, LLC
                                                                                  BlackRock Investment Management, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL           Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  MANAGER              emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
  INTERNATIONAL        in the Portfolio.                                             Group, LLC
                                                                                  BlackRock Investment Management, LLC
-------------------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.              AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC     Seeks to achieve capital appreciation and secondarily,     BlackRock Investment Management, LLC
  VALUE EQUITY         income.
-------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     Seeks a combination of growth and income to achieve an     Boston Advisors, LLC
  EQUITY INCOME        above-average and consistent total return.
-------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY    Seeks to achieve long-term capital appreciation.           Calvert Investment Management Inc.
  RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN    Seeks to achieve long-term growth of capital.              Capital Guardian Trust Company
  RESEARCH
-------------------------------------------------------------------------------------------------------------------------


                                          ABOUT THE PORTFOLIOS OF THE TRUSTS 19

--------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB
 SHARES PORTFOLIO                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S),
 NAME                OBJECTIVE                                                     AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before expenses that          AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses that          AXA Equitable Funds Management
                     approximates the total return performance of the Barclays        Group, LLC
                     Intermediate U.S. Government/Credit Index, including          SSgA Funds Management, Inc.
                     reinvestment of dividends, at a risk level consistent with that of the Barclays Intermediate U.S. Government/Credit
                     Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses that          AllianceBernstein L.P.
                     approximates the total return performance of the S&P
                     500 Index, including reinvestment of dividends, at a risk
                     level consistent with that of the S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH     Seeks to achieve long-term growth of capital with an          AXA Equitable Funds Management
  PLUS               emphasis on risk-adjusted returns and managing volatility        Group, LLC
                     in the Portfolio.                                             BlackRock Capital Management, Inc.
                                                                                   BlackRock Investment Management, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS     Seeks to achieve capital appreciation.                        GAMCO Asset Management, Inc.
  AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL       Seeks to maximize capital appreciation.                       GAMCO Asset Management, Inc.
  COMPANY VALUE
--------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS  Seeks to achieve capital growth and current income.           AXA Equitable Funds Management
                                                                                      Group, LLC
                                                                                   BlackRock Investment Management, LLC
                                                                                   First International Advisors, LLC
                                                                                   Wells Capital Management, Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL            Seeks to achieve long-term capital appreciation with an       AXA Equitable Funds Management
  MULTI-SECTOR       emphasis on risk-adjusted returns and managing volatility        Group, LLC
  EQUITY             in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                   Morgan Stanley Investment
                                                                                      Management Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses that          AXA Equitable Funds Management
  GOVERNMENT         approximates the total return performance of the Barclays        Group, LLC
  BOND/(2)/          Intermediate U.S. Government Bond Index, including            SSgA Funds Management, Inc.
                     reinvestment of dividends, at a risk level consistent with that of the Barclays Intermediate U.S. Government Bond
                     Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve long-term growth of capital with an          AXA Equitable Funds Management
  CORE PLUS          emphasis on risk-adjusted returns and managing volatility        Group, LLC
                     in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                   Hirayama Investments, LLC
                                                                                   WHV Investment Management
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses) that        AllianceBernstein L.P.
  EQUITY INDEX       approximates the total return performance of a composite
                     index comprised of 40% Dow Jones EURO STOXX 50
                     Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10%
                     S&P/ASX 200 Index, including reinvestment of dividends,
                     at a risk level consistent with that of the composite index.
--------------------------------------------------------------------------------------------------------------------------


20  ABOUT THE PORTFOLIOS OF THE TRUSTS

-------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB
 SHARES PORTFOLIO                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
 NAME                OBJECTIVE                                                    AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to provide current income and long-term growth of      AXA Equitable Funds Management
  VALUE PLUS         income, accompanied by growth of capital with an                Group, LLC
                     emphasis on risk-adjusted returns and managing volatility    BlackRock Investment Management, LLC
                     in the Portfolio.                                            Northern Cross, LLC
-------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE    Seeks to achieve long-term capital appreciation.             J.P. Morgan Investment
  OPPORTUNITIES                                                                      Management Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE    Seeks to achieve long-term growth of capital with an         AXA Equitable Funds Management
  PLUS               emphasis on risk-adjusted returns and managing volatility       Group, LLC
                     in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                  Institutional Capital LLC
-------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses that         AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     1000 Growth Index, including reinvestment of dividends
                     at a risk level consistent with that of the Russell 1000
                     Growth Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to provide long-term capital growth with an            AXA Equitable Funds Management
  PLUS               emphasis on risk-adjusted returns and managing volatility       Group, LLC
                     in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                  Marsico Capital Management, LLC
-------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses that         SSgA Funds Management, Inc.
  INDEX              approximates the total return performance of the Russell
                     1000 Value Index, including reinvestment of dividends, at
                     a risk level consistent with that of the Russell 1000 Value
                     Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve long-term growth of capital with an         AllianceBernstein L.P.
  PLUS               emphasis on risk-adjusted returns and managing volatility    AXA Equitable Funds Management
                     in the Portfolio.                                               Group, LLC
-------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT       Seeks to achieve capital appreciation and growth of          Lord, Abbett & Co. LLC
  LARGE CAP CORE     income with reasonable risk.
-------------------------------------------------------------------------------------------------------------------------
EQ/MFS               Seeks to achieve capital appreciation.                       Massachusetts Financial Services
  INTERNATIONAL                                                                      Company d/b/a MFS Investment
  GROWTH                                                                             Management
-------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that         SSgA Funds Management, Inc.
                     approximates the total return performance of the S&P
                     Mid Cap 400 Index, including reinvestment of dividends,
                     at a risk level consistent with that of the S&P Mid Cap
                     400 Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE     Seeks to achieve long-term capital appreciation with an      AXA Equitable Funds Management
  PLUS               emphasis on risk adjusted returns and managing volatility       Group, LLC
                     in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                  Wellington Management Company, LLP
-------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income, preserve     The Dreyfus Corporation
                     its assets and maintain liquidity.
-------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG &          Seeks to achieve capital appreciation.                       Montag & Caldwell, LLC
  CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.                             Morgan Stanley Investment
  MID CAP GROWTH                                                                     Management Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA       Seeks to generate a return in excess of traditional money    Pacific Investment Management
  SHORT BOND         market products while maintaining an emphasis on                Company, LLC
                     preservation of capital and liquidity.
-------------------------------------------------------------------------------------------------------------------------


                                          ABOUT THE PORTFOLIOS OF THE TRUSTS 21

------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB
 SHARES PORTFOLIO                                                                INVESTMENT MANAGER (OR SUB-ADVISER(S),
 NAME                OBJECTIVE                                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent with          AllianceBernstein L.P.
                     moderate risk to capital.                                     AXA Equitable Funds Management
                                                                                      Group, LLC
------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before the         AllianceBernstein L.P.
  INDEX              deduction of Portfolio expenses) the total return of the
                     Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE     Seeks to achieve long-term capital appreciation and           T. Rowe Price Associates, Inc.
  GROWTH STOCK       secondarily, income.
------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND    Seeks to achieve total return through capital appreciation    UBS Global Asset Management
  INCOME             with income as a secondary consideration.                        (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN        Seeks to achieve capital growth and income.                   Invesco Advisers, Inc.
  COMSTOCK
------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO       Seeks to achieve long-term capital growth.                    Wells Capital Management, Inc.
  OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------------
 AIM VARIABLE
 INSURANCE FUNDS
 (INVESCO VARIABLE
 INSURANCE
 FUNDS) - SERIES II                                                              INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL  The fund's investment objective is total return through       Invesco Advisers, Inc.
  REAL ESTATE FUND   growth of capital and current income.                         Invesco Asset Management Limited
------------------------------------------------------------------------------------------------------------------------
INVESCO V.I.         The fund's investment objective is long-term growth of        Invesco Advisers, Inc.
  INTERNATIONAL      capital.
  GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID     The fund's investment objective is long-term growth of        Invesco Advisers, Inc.
  CAP CORE EQUITY    capital.
  FUND
------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL   The fund's investment objective is long-term growth of        Invesco Advisers, Inc.
  CAP EQUITY FUND    capital.
------------------------------------------------------------------------------------------------------------------------
 AMERICAN CENTURY
 VARIABLE
 PORTFOLIOS, INC. -
 CLASS II                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP  The fund seeks long-term capital growth. Income is a          American Century Investment
  MID CAP VALUE FUND secondary objective.                                             Management, Inc.
------------------------------------------------------------------------------------------------------------------------
 FIDELITY(R)
 VARIABLE INSURANCE
 PRODUCTS (VIP) -
 SERVICE CLASS 2                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks long-term capital appreciation.                         Fidelity Management & Research
  CONTRAFUND(R)                                                                       Company (FMR)
  PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks high total return through a combination of current      Fidelity Management & Research
  GROWTH & INCOME    income and capital appreciation.                                 Company (FMR)
  PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID  Seeks long-term growth of capital.                            Fidelity Management & Research
  CAP PORTFOLIO                                                                       Company (FMR)
------------------------------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST -
 CLASS 2 PORTFOLIO                                                               INVESTMENT MANAGER (OR SUB-ADVISER(S),
 NAME                OBJECTIVE                                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------
FRANKLIN RISING      Seeks long-term capital appreciation, with preservation of    Franklin Advisory Services, LLC
  DIVIDENDS          capital as an important consideration.
  SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP   Seeks long-term total return.                                 Franklin Advisory Services, LLC
  VALUE SECURITIES
  FUND
------------------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC   The Fund's principal investment goal is to seek a high        Franklin Advisers, Inc.
  INCOME SECURITIES  level of current income. Its secondary goal is capital
  FUND               appreciation over long term.
------------------------------------------------------------------------------------------------------------------------
MUTUAL SHARES        The Fund's principal investment goal is capital               Franklin Mutual Advisers, LLC
  SECURITIES FUND    appreciation. Its secondary goal is income.
------------------------------------------------------------------------------------------------------------------------
TEMPLETON            Seeks long-term capital appreciation.                         Templeton Asset Management Ltd.
  DEVELOPING
  MARKETS
  SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------


22  ABOUT THE PORTFOLIOS OF THE TRUSTS

--------------------------------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST -
 CLASS 2 PORTFOLIO                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
 NAME                    OBJECTIVE                                                 AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL         Seeks high current income, consistent with preservation   Franklin Advisers, Inc.
  BOND SECURITIES        of capital. Capital appreciation is a secondary
  FUND                   consideration.
--------------------------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH         The Fund's investment goal is long-term capital growth.   Templeton Global Advisors Limited
  SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
 GOLDMAN SACHS
 VARIABLE
 INSURANCE TRUST -
 SERVICE SHARES                                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME          OBJECTIVE                                                 AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT        Seeks long-term capital appreciation.                     Goldman Sachs Asset Management, L.P.
  MID CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------------
 IVY FUNDS VARIABLE
 INSURANCE
 PORTFOLIOS                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME          OBJECTIVE                                                 AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY     To seek to provide capital growth and appreciation.       Waddell & Reed Investment
                                                                                      Management Company (WRIMCO)
--------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID        To seek to provide growth of capital.                     Waddell & Reed Investment
  CAP GROWTH                                                                          Management Company (WRIMCO)
--------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL      To seek to provide growth of capital.                     Waddell & Reed Investment
  CAP GROWTH                                                                          Management Company (WRIMCO)
--------------------------------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT
 SERIES, INC. -
 SERVICE SHARES                                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME          OBJECTIVE                                                 AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT        Seeks long-term capital appreciation.                     Lazard Asset Management LLC
  EMERGING MARKETS
  EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
 MFS(R) VARIABLE
 INSURANCE TRUSTS -
 SERVICE CLASS                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME          OBJECTIVE                                                 AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
MFS(R)                   The fund's investment objective is to seek capital        Massachusetts Financial Services
  INTERNATIONAL          appreciation.                                                Company
  VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS         The fund's investment objective is to seek capital        Massachusetts Financial Services
  GROWTH STOCK           appreciation.                                                Company
  SERIES
--------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS         The fund's investment objective is to seek capital        Massachusetts Financial Services
  TRUST SERIES           appreciation.                                                Company
--------------------------------------------------------------------------------------------------------------------------
 PIMCO VARIABLE
 INSURANCE TRUST -
 ADVISOR CLASS                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME          OBJECTIVE                                                 AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT                Seeks maximum real return consistent with prudent         Pacific Investment Management
  COMMODITYREALRETURN(R) investment management.                                       Company LLC
  STRATEGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL           Seeks maximum real return, consistent with preservation   Pacific Investment Management
  RETURN PORTFOLIO       of real capital and prudent investment management.           Company LLC
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL          Seeks maximum total return, consistent with preservation  Pacific Investment Management
  RETURN PORTFOLIO       of capital and prudent investment management.                Company LLC
--------------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE
 EQUITY SERIES,                                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S),
 INC. PORTFOLIO NAME     OBJECTIVE                                                 AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE            Seeks to provide substantial dividend income as well as   T. Rowe Price Associates, Inc.
  EQUITY INCOME          long-term growth of capital through investments in the
  PORTFOLIO - II         common stocks of established companies.
--------------------------------------------------------------------------------------------------------------------------


                                          ABOUT THE PORTFOLIOS OF THE TRUSTS 23

-------------------------------------------------------------------------------------------------------------------------
 VAN ECK VIP TRUST
 - S CLASS                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                    AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL   Seeks long-term capital appreciation by investing               Van Eck Associates Corporation
  HARD ASSETS FUND   primarily in "hard asset" securities. Income is a secondary consideration.
-------------------------------------------------------------------------------------------------------------------------




(1)This is the Portfolio's new name, effective on or about May 21, 2012, subject to regulatory approval. The Portfolio's former name was All Asset Allocation.
(2)This is the Portfolio's new name, effective on or about May 21, 2012. The Portfolio's former name was EQ/Intermediate Government Bond Index.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-777-6510.

24  ABOUT THE PORTFOLIOS OF THE TRUSTS

5. Determining your policy's value


--------------------------------------------------------------------------------

YOUR POLICY ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, other than in (iii) and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options.) See "Borrowing from your policy" later in this prospectus. Your "net policy account value" is the total of (i) and (ii) above, plus any interest credited on the loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and
(iii) above as our "Guaranteed Interest Account.") Your policy account value is subject to certain charges discussed in "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.

--------------------------------------------------------------------------------
Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium (after deduction of any premium charge), loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see "How we allocate charges among your investment options" earlier in this prospectus.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

                                             DETERMINING YOUR POLICY'S VALUE 25

6. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. Unless either the paid up death benefit guarantee or the extended no lapse guarantee are in effect, there are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed interest option and among our variable investment options are more limited. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Certain transfer restrictions apply if the paid up death benefit guarantee or the extended no lapse guarantee rider is in effect. For more information, see "Paid up death benefit guarantee" and "Extended no lapse guarantee rider" in "More information about policy features and benefits."

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any policy year is the greatest of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period on or before the anniversary, the transfer will occur as of that anniversary or, if within that period after the anniversary, as of the date we receive it.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").

HOW TO MAKE TRANSFERS

INTERNET TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our axa-equitable.com website and registering for online account access. The service may not always be available. The restrictions relating to online transfers are described below.

ONLINE TRANSFERS. You can make online transfers by following one of two procedures:

..   if you are both an insured person under a policy and its sole owner, by logging onto our website, described under "By Inter-net" in "How to reach us" earlier in this prospectus; or

..   whether or not you are both an insured person and the sole owner, by sending us a signed transfer authorization form. Once we have the form on file, we will provide you with online access to make transfers.

For more information see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request may include multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.

TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.

OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. You can also cancel the automatic transfer service at any time. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service. Also, this service will automatically terminate if the paid up death benefit guarantee is in effect. This service is not available while the extended no lapse guarantee rider is in effect.

26  TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.

OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.

We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee. This service is not available while the extended no lapse guarantee rider is in effect.

                        TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS 27

7. Accessing your money


--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a terminal illness living benefit" below. The minimum loan amount generally is $500.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

..   you cannot make transfers or withdrawals of the collateral;

..   we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

..   we do not count the collateral when we compute our customer loyalty credit;
    and

..   the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If either the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of
(a) 3% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 3% for the first fifteen policy years and 2% thereafter. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 2% and that the differential will not exceed 1%. Because we first offered Survivorship Incentive Life/SM/ Legacy in 2008, the interest rate differential has not yet been eliminated under any in-force policy.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment. If the paid up death benefit guarantee is in effect, we transfer the interest in accordance with your allocation instructions on record.

EFFECTS OF A POLICY LOAN. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the no lapse guarantee or the extended no lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of a policy loan.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).

28  ACCESSING YOUR MONEY

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among the investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid up death benefit guarantee allocation percentages for the variable investment options on record.

MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the younger insured's 100th birthday, provided the paid up death benefit guarantee is not in effect. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. We will not deduct a charge for making a partial withdrawal. If the extended no lapse guarantee is in effect, there are limitations on partial withdrawals from the variable investment options and different allocation rules apply. See "Extended No Lapse Guarantee Rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). Face amount reductions that occur automatically as a result of partial withdrawals, however, do not result in our deducting any portion of any then-remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below $200,000 or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's no lapse guarantee and the extended no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay charges as they fall due or failure to pass the guarantee premium test for those guarantees.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see "Paid up death benefit guarantee" in "More information about policy features and benefits."

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is "restricted" as a result of previously distributed "terminal illness living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.

YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if one of the insured persons has died and the surviving insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by AXA Equitable or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk of the insured person(s) at that time, and we may decline to issue the rider.

If you receive a living benefit on account of a terminal illness, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the surviving insured person dies. (In your policy, we refer to this as a "lien" we establish against your policy.) In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee.

                                                       ACCESSING YOUR MONEY  29

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted" -- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We will also deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the surviving insured person becomes terminally ill.
--------------------------------------------------------------------------------

30  ACCESSING YOUR MONEY

8. Tax information


--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that each policy owner is a natural person who is a U.S. citizen and resident and has an insurable interest in each insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC INCOME TAX TREATMENT FOR YOU AND YOUR BENEFICIARY


A Survivorship Incentive Life/SM/ Legacy policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and
(b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. The following discussion assumes that the policies meet these requirements and, therefore, that generally:


..   the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

..   increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.


The IRS, however, could disagree with our position such that certain tax consequences could be other than as described. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."


TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for "paid up" future benefits after the payment of seven equal annual premiums. ("Paid up" means no future premiums will be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A material change for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are ever reduced, the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, a change in death benefit option or, in some cases, a partial withdrawal.) If the premiums previously paid during its first seven years (or within seven years after a material change), are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits, may impact your ability to pay additional premiums due to the maximum amount of policy account value that may be maintained under the policy relative to the policy face amount. We may also be required to provide a higher death benefit notwithstanding the decrease in face amount in order to assure that your policy continues to qualify as life insurance. See also "Changes we can make" later in this prospectus.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a

                                                            TAX INFORMATION  31
complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2,
(ii) distributions in the case of a disability (as defined in the Code) or
(iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

TAX TREATMENT OF LIVING BENEFITS PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the surviving insured person if the payee has an insurable interest in the surviving insured person's life only because that insured person is a director, officer or employee of the payee or by reason of that insured person being financially interested in any trade or business carried on by the payee.

EFFECT OF POLICY SPLITS

Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences, including, but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.

BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax law imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy, otherwise benefits may lose their tax favored treatment.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies

32  TAX INFORMATION
pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences. A recent proposal, if enacted, could narrow the exception to 20% owners unless the policy is grandfathered. In the case of a 20% owner, a policy covering joint lives must cover the owner and such owner's spouse.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules may apply to insurance company owners of policies, which may be more restrictive.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS


Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements, though no assurances can be given in this regard.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the surviving insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the surviving insured person, and the owner dies before the surviving insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the surviving insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. This amount has been raised to $5 million for 2011 and 2012, indexed for inflation ($5.120 million in 2012). During 2011 and 2012, a portability rule generally permits a surviving spouse to carryover the unused portion of their deceased spouse's exclusion amount. For years 2013 and thereafter the gift and estate tax exclusion referred to above is scheduled to return to 2001 levels, i.e. $1 million, with no portability. Various legislative proposals have been made from repeal of the tax, to extending the temporary provisions, or for raising or lowering future exemption levels and rates.

Certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions, as well as for certain gifts of up to $13,000 per recipient per year ($13,000 for 2012, indexed for inflation).


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rates in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). For 2011 and 2012 this exemption is the same $5 million amount discussed above for estate and gift taxes, but without portability, then in years 2013 and thereafter, it is scheduled to return to 2001 levels. Again, as in the case for estate taxes, various proposals exist which may alter these rules.

The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. Certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements.

                                                            TAX INFORMATION  33

Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured persons' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.

OUR TAXES


The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS


Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen. For Puerto Rico and other jurisdictions, income is considered U.S. source income.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION


The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, a President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules, including certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. More recently, in connection with deficit reduction and tax reform, proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include new rules for testing for policies issued on a special risk class basis. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.


State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.

OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policy owner must have an insurable interest in the life of each insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policy owner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policy owner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

34  TAX INFORMATION

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The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policy owners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policy owners with large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.

                                                            TAX INFORMATION  35

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9. More information about policy features and benefits

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GUARANTEE PREMIUM TEST FOR NO LAPSE GUARANTEES


We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these guarantees as our "no lapse guarantee" and our optional "extended no lapse guarantee rider" and you can read more about them in "You can guarantee that your policy will not terminate before a certain date" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this Prospectus. You can also read more about our extended no lapse guarantee rider in "Extended No Lapse Guarantee Rider" later in this section.

GUARANTEE PREMIUM TEST. If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date accumulated at 3.5% annually less any partial withdrawals accumulated at 3.5% annually (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for either the no lapse guarantee or extended no lapse guarantee rider and guarantee premiums for any optional benefit riders accumulated at 3.5% annually (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that you have always had death benefit Option A, any policy loan and accrued loan interest does not exceed the policy account value, and provided that the guarantee is still in effect.

GUARANTEE PREMIUMS. The amounts of the monthly guarantee premiums for the no lapse guarantee and any elected extended no lapse guarantee rider are set forth in your policy if your death benefit option is Option A. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of each insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy is reduced upon your request or upon election of the paid up death benefit guarantee, or a rider is eliminated, or if there is a change in either insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period beyond its original number of years.

PAID UP DEATH BENEFIT GUARANTEE

Subject to our approval, you may elect the "paid up" death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy's death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy's death benefit and potential policy lapse. You may elect this benefit provided:

..   the younger insured's attained age is not more than 99;

..   you have death benefit Option A in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus);

..   you have not received any payment under a living benefits rider;

..   the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

..   the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

..   the election would not reduce the face amount (see below) below $200,000;

..   no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and

..   You agree to re-allocate your fund values to the guaranteed interest option and the AXA Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See "Restrictions on allocations and transfers" below).

The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate. The policy's net cash surrender value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option
A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy's face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the number of years since the policy was issued. The factors are set forth in your policy. As a general matter, the factors change as the insured persons age so that, if your policy account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than $200,000.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.) In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See "Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)" under "Tax information."

36  MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS

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RESTRICTIONS ON ALLOCATIONS AND TRANSFERS. While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the AXA Allocation investment options. (See "About the Portfolios of the Trusts" for the listing of AXA Allocation investment options.) When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our AXA Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.

OTHER EFFECTS OF THIS GUARANTEE. After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

..   premium payments

..   partial withdrawals

..   changes to the policy's face amount or death benefit option

..   any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See "Tax treatment of distributions to you" under "Tax information" earlier in this prospectus.)

TERMINATION OF THIS GUARANTEE. You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy's grace period provision. If the guarantee terminates for any reason, it cannot be restored at a later date.

OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

..   extended no lapse guarantee -- Described below.

..   estate protector -- This rider provides additional insurance during the first four policy years to cover the estimated estate taxes which may be incurred if the death benefit is included in the estate if both insureds die. The additional coverage equals a maximum of 122% of the base policy face amount. The rider is available if the issue age of the younger insured is age 70 or below.

We add the following benefits automatically at no charge to each eligible policy:

..   option to split policy upon divorce -- This rider enables the policy to be exchanged for two individual permanent life policies on each insured, each for an equal amount, in the event of divorce, under the terms of the rider. The exchange may be done without evidence of insurability if it is requested in writing within 12 months of the date of divorce and the exchange occurs 24 months following the date of divorce. A request to exchange outside of these timeframes requires evidence of insurability on both insured persons. The rider is available if the issue age of the older insured is age 80 or younger.

..   living benefits rider (see "Your option to receive a terminal illness living benefit" under "Accessing your money")

..   option to split policy upon federal tax law change. This rider enables the policy to be exchanged for two separate individual permanent life policies on each insured, each for an equal amount, if the federal tax law is changed and results in a reduction of the federal estate tax marital deduction provision or a reduction in the maximum federal estate tax bracket to a rate below 25%. The rider is available if the issue age of the older insured is age 85 or younger.

..   paid up death benefit guarantee (see "Paid up death benefit guarantee"
    earlier in this section)

AXA Equitable or your financial professional can provide you with more information about these riders. Some of these riders may be selected only at the time your policy is issued. Some benefits may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of deleting or changing the death benefits under a rider.

EXTENDED NO LAPSE GUARANTEE RIDER. If you applied for a policy prior to January 1, 2010, this optional rider was available at issue subject to our underwriting requirements that provided for a longer no lapse guarantee period than the one in your base policy. The minimum guarantee period is 30 years from the register date, and the maximum period is to the policy anniversary nearest to the younger insured's 100th birthday. Issue ages are 20-70. If you elected this rider at issue, the investment options available to you are restricted to the guaranteed interest option and the AXA Allocation investment

                         MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS 37
options. You must have provided proper allocation instructions at the time you applied for this policy in order to have your policy issued with this rider.

This rider, while in force, will prevent your policy from lapsing provided that all of the following conditions apply:

..   The rider has not terminated;

..   The guarantee premium test for no lapse guarantees has been satisfied (see
    "Guarantee premium test for no lapse guarantees" under "More information about policy features and benefits");

..   The death benefit option under the policy has been Option A since it was issued; and

..   Any policy loan and accrued loan interest does not exceed the policy account value.

The monthly cost of this rider varies based on the individual characteristics of each insured, the face amount of the policy and the guarantee period you selected. A change to the policy's face amount may affect the cost of this rider. See "Risk/benefit summary: Charges and expenses you will pay" for more information on the charges we deduct for this rider. The rider will terminate upon our receipt of your written request to terminate or on the effective date of a change to death benefit Option B during the extended no lapse guarantee period. This rider cannot be reinstated once terminated.

While the rider is in effect, we currently limit your investment options under the policy to the AXA Allocation investment options and the guaranteed interest option. We also limit your premium allocations, transfers from the variable investment options to the guaranteed interest option and partial withdrawals from the variable investment options, as described below and loan repayments as described in "Accessing your money" earlier in this prospectus.

.. PREMIUM ALLOCATIONS. You may instruct us to allocate up to 25% of your net premiums to the guaranteed interest option. The net premiums allocated to the guaranteed interest option will be limited to an amount so that the value in the guaranteed interest option does not exceed 25% of your total unloaned policy account value. Any portion of a net premium that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts for the variable investment options that you specified for that particular premium. If you did not specify, we will allocate that portion of the net premium in proportion to the premium allocation instructions for the variable investment options on record.

.. TRANSFERS FROM THE VARIABLE INVESTMENT OPTIONS TO THE GUARANTEED INTEREST OPTION. You may make a transfer from one or more of the variable investment options to the guaranteed interest option as long as the transfer would not cause your value in the guaranteed interest option to exceed 25% of the total unloaned policy account value. Otherwise, we will reject the transfer request. If, at the time of a transfer request, the value of the guaranteed interest option already makes up 25% or more of your total unloaned policy account value, we will reject the transfer.

.. PARTIAL WITHDRAWALS FROM THE VARIABLE INVESTMENT OPTIONS. Partial withdrawals from the variable investment options will be limited to an amount that will not result in your value in the guaranteed interest option exceeding 25% of your total unloaned policy account value. Any portion of the partial withdrawal not taken from the variable investment options will be taken from the guaranteed interest option. If you tell us how much of the partial withdrawal is to come from the values in each of your variable investment options, the total amount taken from the variable investment options will be divided among investment options in proportion to the amounts to be withdrawn from the investment options as you have specified. If you do not tell us, or if we are unable to make the withdrawal in this manner, the amount taken from the variable investment options will be divided among all of your variable investment options in proportion to your values in each.

.. RIDER TERMINATION. The extended no lapse guarantee rider will terminate on the earliest of the following:

   -- the date your policy ends without value at the end of a grace period;

   -- the date you surrender your policy;

   -- the expiration date of the extended no lapse guarantee period shown in your policy;

   -- the effective date of a change to death benefit Option B, during the extended no lapse guarantee period;

   -- the effective date of the election of the paid up death benefit guarantee;

   -- the beginning of the policy month that coincides with or next follows the date we receive your written request to terminate the rider.

This rider cannot be reinstated once it has been terminated.

CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been in force for more than 15 years. This is added to your policy account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options. The amount in our investment options does not include any value we are holding as collateral for any policy loans. The percentage credit is currently at an annual rate of 0.35% beginning in the policy's 16th year. This credit is not guaranteed, however. Because Survivorship Incentive Life/SM/ Legacy was first offered in 2008, no customer loyalty credit has yet been made to a Survivorship Incentive Life/SM/ Legacy policy.

VARIATIONS AMONG SURVIVORSHIP INCENTIVE LIFE/SM/ LEGACY POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

AXA Equitable also may vary or waive the charges (including surrender charges) and other terms of Survivorship Incentive Life/SM/ Legacy where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Survivorship Incentive Life/SM/ Legacy. We will make such variations only in accordance with uniform rules that we establish.

38  MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS

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AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time while either insured person is alive. If no beneficiary is living when the surviving insured person dies, we will pay the death benefit proceeds in equal shares to that insured person's surviving children. If there are no surviving children, we will instead pay that insured person's estate.


PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "AXA Equitable Access Account", which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a draft is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.


If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the earlier of the date you sign your request to cancel form or the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest, In other states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states, as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your "Right to Examine" the policy.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for its net cash surrender value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.

                         MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS 39

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10. More information about certain policy charges

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DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."

TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

.. PREMIUM CHARGE. We deduct an amount not to exceed 10% from each premium payment you send us. We currently deduct 8% from each premium payment up to ten "target premiums" and 5% from each premium payment thereafter. If the extended no lapse guarantee is in effect, we currently deduct 10% from each premium payment up to ten "target premiums" and 6% from each premium payment thereafter. The "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, among other factors. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 10%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

.. SURRENDER CHARGES. If you give up this policy for its net cash surrender value before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $1.79 and $10.32 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year beginning after the sixth policy year until it reaches zero in the twelfth month of policy year 15. The initial amount of surrender charge depends on each policy's specific characteristics.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

.. REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first 15 policy years, or the paid-up death benefit guarantee is elected for a reduced amount within the first 15 policy years, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

.. TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.


SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

.. WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

.. EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.


40  MORE INFORMATION ABOUT CERTAIN POLICY CHARGES

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.. POLICY ILLUSTRATION CHARGE. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our Processing Office, or (iii) by any other means we make available to you.

.. DUPLICATE POLICY CHARGE. We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our Processing Office, or (iii) by any other means we make available to you.

.. POLICY HISTORY CHARGE. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our Processing Office, or (iii) by any other means we make available to you.

.. CHARGE FOR RETURNED PAYMENTS. For each payment you make in connection with your policy that is returned for insufficient funds, we will charge a maximum of $25.

PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

.. ADMINISTRATIVE CHARGE. In the first policy year, we deduct $20 from your policy account value at the beginning of each policy month. In all subsequent policy years (but not beyond the policy anniversary when the younger insured is attained age 100), we currently deduct $7 from your policy account value at the beginning of each policy month. We reserve the right to increase or decrease this latter amount in the future, although it will never exceed $10. In addition, we deduct between $0.06 and $0.26 per $1,000 of your base policy face amount (but not more than your initial base policy face amount) at the beginning of each policy month in the first ten policy years. The rate per $1,000 that is charged depends upon the issue age of the younger insured, as well as your initial base policy face amount at issue. The rate per $1,000 is lower for initial base policy face amounts of $2,000,000 and higher. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of each insured and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the surviving insured died on that date and
(b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured persons' increasing age.

On a guaranteed basis, we deduct between $0.00009 and $83.33 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the younger insured person is attained age 100). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed the maximum rates specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral Survivorship Incentive Life/SM/ Legacy policies are based on the 2001 Commissioner's Standard Ordinary 50% Male, 50% Female Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For all other policies, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies) if an insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

You may generally ask us to review the tobacco habits of either or both insured persons in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of change to non-tobacco user rates. However, cost of insurance rates depend on the rating classification of both insured persons even if only one survives at the time of application for change.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria with respect to both insured persons or the surviving insured person other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the rating of either or both insured persons to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning any ratings changes, please see "Other information" in "Tax information" earlier in this prospectus.

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The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Both guaranteed and current cost of insurance rates are computed on a joint life basis, even after the death of the first insured person. In other words, the cost of insurance rates are not affected by the death of the first insured to die.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. Generally, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $2,000,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.

.. MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 0.55% of the value in your policy's variable investment options during the first fifteen policy years, and in policy year 16 and thereafter at an annual rate of 0.05% of the value in your policy's variable investment options. We reserve the right to increase or decrease these charges in the future, although they will never exceed 0.55%. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

.. LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The maximum loan interest spread is 1%. We deduct this charge on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

OPTIONAL RIDER CHARGES

If you elect the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:

.. EXTENDED NO LAPSE GUARANTEE. If you elected this rider with coverage to age 100 of the younger insured, we deduct between $0.02 and $0.17 per $1,000 of the base policy face amount from your policy account value each month until the younger insured under the base policy reaches age 100 while the rider is in effect. The rate per $1,000 that is charged depends upon the individual characteristics of each insured, the face amount of the policy, and the guarantee period you selected.

We also deduct a monthly charge at an annual rate of 0.70% of the value in your policy's variable investment options each month until the younger insured under the base policy reaches age 100 while the rider is in effect.

.. ESTATE PROTECTOR. If you choose this rider, we deduct an amount from your policy account value each month while the rider is in effect. This amount is between $0.02 and $83.33 per $1,000 of rider death benefit on a guaranteed basis. For some insured persons at some ages, the current monthly charges per $1,000 are lower than the maximum monthly charges per $1,000. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

.. ADDING A LIVING BENEFITS RIDER. If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

.. EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

..   premium payments received after the policy's investment start date
    (discussed below)

..   loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

..   withdrawals

..   face amount decreases that result from a withdrawal

..   surrenders

..   transfers from a variable investment option to the guaranteed interest option

..   transfers among variable investment options

..   termination of paid up death benefit guarantee

..   tax withholding elections

..   changes of allocation percentages for premium payments or monthly deductions

..   changes of owner

..   changes of beneficiary

..   loans

..   assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

..   decreases in face amount

..   changes in death benefit option

..   restoration of terminated policies

..   election of paid up death benefit guarantee

..   termination of any additional benefit riders you have elected

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar cost averaging service) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the surviving insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

..   If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the

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   policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

..   If we do not receive your full minimum initial premium at our
    Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we receive your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. We will determine the interest rate applicable to the guaranteed interest option based on the Register Date. This rate will be applied to funds allocated to the guaranteed interest option as of the date we receive the full minimum initial premium at our Administrative Office.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policy owners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the business day your investment first begins to earn a return for you. Generally, this is the later of: (1) the business day we receive the full minimum initial premium at our Administrative Office; and
(2) the register date of your policy. Before this date, your initial premium will be held in a non-interest bearing account.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) both insureds are still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured persons. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider an insured person's "age" during any year of the policy to be his or her age on his or her birthday nearest to the beginning of the policy year. For example, an insured person's age for the entire first year of a policy ("age at issue") is that person's age on whichever birthday (i.e., before or after) is closer to the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only
(1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the names of the insured persons, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

44  MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY

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Finally, in order for your surrender request to be complete, you must return your policy to us.

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Survivorship Incentive Life/SM/ Legacy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Survivorship Incentive Life/SM/ Legacy policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Survivorship Incentive Life/SM/ Legacy policy.

FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a survivorship universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.

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12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT

This policy is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a policy's account value or any guaranteed benefits with which the policy was issued. AXA Equitable is solely responsible to the policy owner for the policy's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the policy are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS OF YOUR POLICY ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if:
(1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the surviving insured person's death; or (4) you have elected the paid up death benefit guarantee. Similarly, the asset rebalancing service will terminate if either (2), (3) or (4) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of

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market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

TELEPHONE AND INTERNET REQUESTS

If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."

Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the sole owner of the policy and an insured person, or through axa-equitable.com if you are the individual owner:

..   changes of premium allocation percentages

..   changes of address

..   request forms and statements

..   to request a policy loan (loan requests cannot be made online by corporate policy owners)

..   enroll for electronic delivery and view statements/documents online

..   to pay your premium or make a loan repayment

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to enroll in axa-equitable.com or use ACH payments via AXA Equitable's Interactive Voice Response system, you must first agree to the terms and conditions set forth in our axa-equitable.com Online Services Agreement or our AXA Equitable's Interactive Voice Response system Terms and Conditions, which you can find at our website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through axa-equitable.com or AXA Equitable's Interactive Voice Response system from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to axa-equitable.com or AXA Equitable's Interactive Voice Response system if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request

                                       MORE INFORMATION ABOUT OTHER MATTERS  47
compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

SUICIDE AND CERTAIN MISSTATEMENTS

If a surviving insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or
(c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If an insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

..   combine two or more variable investment options or withdraw assets relating to Survivorship Incentive Life/SM/ Legacy from one investment option and put them into another;

..   end the registration of, or re-register, Separate Account FP under the
    Investment Company Act of 1940;

..   operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

..   restrict or eliminate any voting rights or privileges of policy owners (or other persons) that affect Separate Account FP;

..   operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with all applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

48  MORE INFORMATION ABOUT OTHER MATTERS

REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.

DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on policies sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your policy. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Risk/benefit summary: Charges and expenses you will pay" and "More information about certain policy charges" earlier in this Prospectus.

As used below, the "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, as well as the policy's face amount and Distributor, among other factors.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on premium payments made on the policies sold through AXA Advisors ("premium-based compensation"). The premium-based compensation will generally not exceed 99% of premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later. AXA Advisors, in turn, may pay a portion of the premium-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contract your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation for the sale of an AXA Equitable policy than it pays for the sale of a policy or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and premium-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable policies and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable policy over a policy or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as

                                        MORE INFORMATION ABOUT OTHER MATTERS 49
to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays premium-based compensation to AXA Distributors. Premium-based compensation is paid based on AXA Equitable policies sold through AXA Distributor's Selling broker-dealers. Premium-based compensation will generally not exceed 135% of the premiums you pay up to one target premium in your policy's first year; plus 5% of all other premiums you pay in your policy's first year; plus 4% of all other premiums you pay in policy years two through ten, and 2.8% thereafter. AXA Distributors, in turn, pays the premium-based compensation it receives to the Selling broker-dealer making the sale. The compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

These payments above also include compensation to cover operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2011) received additional payments. These additional payments ranged from $81 to $4,973,724. AXA Equitable and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
A.G. Edwards
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Essex National Securities Inc.
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
J.P. Turner & Company, LLC
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities, Inc.
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Plan Member Financial Corporation
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James & Associates Inc
Raymond James Financial Services
RBC Capital Markets Corp.
Robert W Baird & Co.
Royal Alliance Associates Inc.
Sage Point Financial, Inc
Securities America, Inc.


50  MORE INFORMATION ABOUT OTHER MATTERS

SII Investments, Inc.
Sorrento Pacific Financial, LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC


LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policy owner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect on Separate Account FP, our ability to meet our obligations under the policies, or the distribution of the policies.

                                        MORE INFORMATION ABOUT OTHER MATTERS 51

13. Financial statements of Separate Account FP and AXA Equitable

--------------------------------------------------------------------------------

The financial statements of Separate Account FP, as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI").

The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 and requesting to speak with a customer service representative.

52  FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND AXA EQUITABLE

14. Personalized illustrations

--------------------------------------------------------------------------------

ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of the hypothetical insured persons as well as other assumed factors. This type of illustration is called a hypothetical illustration. Illustrations can also be based upon some of the characteristics of the insured persons under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. NO ILLUSTRATION WILL EVER SHOW YOU THE ACTUAL VALUES AVAILABLE UNDER YOUR POLICY AT ANY GIVEN POINT IN TIME. This is because many factors affect these values including: (i) both insured persons' characteristics;
(ii) policy features you choose; (iii) actual premium payments you make;
(iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2011 (or expected to be incurred in 2012, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses based upon the aggregate assets in the Portfolios at the end of 2011. You may request a weighted illustration that computes the average of investment management fees and expenses of just the EQ Advisors Trust portfolios, just the AXA Allocation portfolios, or all portfolios. If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios. A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. A historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance. You may also request a personalized illustration of the guaranteed interest option.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements the values in the personalized illustrations would be lower.

                              -------------------


Currently, you are entitled to one free illustration each policy year. For each additional illustration in a policy year, we charge $25. Appendix I to this prospectus contains an arithmetic hypothetical illustration.


                                                  PERSONALIZED ILLUSTRATIONS 53

Appendix I: Hypothetical illustrations

--------------------------------------------------------------------------------

   ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES
                           AND ACCUMULATED PREMIUMS


The following tables illustrate the changes in death benefit, account value and net cash surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age of each insured, premium payment schedule and face amount under death benefit option A or death benefit option B. The tables assume annual Planned Periodic Premiums that are paid at the beginning of each policy year for insured persons who are a male in the preferred, non-tobacco user underwriting risk class who is age 55 when the policy is issued and a female in the preferred, non-tobacco user underwriting risk class who is age 50 when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e. before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. AXA Equitable is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%. After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (1.05)%, 4.89% and 10.83%. These net annual rates of return do not reflect the mortality and expense risk charge or other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.


Tables are provided for each of the two death benefit options. The tables headed "Using Current Charges" assume that the current rates for the following charges are deducted by AXA Equitable in each year illustrated: premium charge, administrative charge, cost of insurance charge, mortality and expense risk charge (including AXA Equitable's currently planned reduction in the policy's mortality and expense risk charge after the 15th policy year). Because Survivorship Incentive Life/SM/ Legacy was first offered in 2008, this reduction has not yet taken effect under any Survivorship Incentive Life/SM/ Legacy policies. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits have been elected, (ii) no loans or withdrawals are made, (iii) no changes in coverage are requested and (iv) no change in the death benefit option is requested.


With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in the tables reflect (1) investment management fees equivalent to an effective annual rate of .65%, and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of .40%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.


The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations" earlier in this prospectus.

I-1 APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

SURVIVORSHIP INCENTIVE LIFE/SM/ LEGACY $4,000,000 FACE AMOUNT

MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS
   INITIAL DEATH BENEFIT OPTION IS LEVEL
   INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $29,710*
   USING CURRENT CHARGES
   USING CASH VALUE ACCUMULATION TEST



------------------------------------------------------------------------------------------------------------------------

                                 DEATH BENEFIT                    ACCOUNT VALUE             NET CASH SURRENDER VALUE
           PREMIUMS
END OF   ACCUMULATED      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
POLICY  AT 5% INTEREST   ANNUAL INVESTMENT RETURN OF:     ANNUAL INVESTMENT RETURN OF:    ANNUAL INVESTMENT RETURN OF:
YEAR       PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS   12% GROSS  0% GROSS  6% GROSS   12% GROSS
------------------------------------------------------------------------------------------------------------------------
   1      $   31,196   $4,000,000 $4,000,000 $ 4,000,000 $ 22,556 $   24,031 $    25,509 $      0 $        0 $         0

   2      $   63,951   $4,000,000 $4,000,000 $ 4,000,000 $ 44,759 $   49,106 $    53,631 $ 17,221 $   21,568 $    26,094

   3      $   98,344   $4,000,000 $4,000,000 $ 4,000,000 $ 66,414 $   75,063 $    84,424 $ 38,877 $   47,525 $    56,886

   4      $  134,457   $4,000,000 $4,000,000 $ 4,000,000 $ 87,555 $  101,965 $   118,186 $ 60,017 $   74,427 $    90,649

   5      $  172,375   $4,000,000 $4,000,000 $ 4,000,000 $108,306 $  129,974 $   155,345 $ 80,768 $  102,436 $   127,807

   6      $  212,189   $4,000,000 $4,000,000 $ 4,000,000 $128,645 $  159,111 $   196,222 $101,108 $  131,573 $   168,684

   7      $  253,994   $4,000,000 $4,000,000 $ 4,000,000 $148,592 $  189,436 $   241,209 $124,114 $  164,958 $   216,731

   8      $  297,889   $4,000,000 $4,000,000 $ 4,000,000 $168,134 $  220,983 $   290,711 $146,715 $  199,565 $   269,292

   9      $  343,979   $4,000,000 $4,000,000 $ 4,000,000 $187,248 $  253,776 $   345,161 $168,889 $  235,417 $   326,802

   10     $  392,374   $4,000,000 $4,000,000 $ 4,000,000 $205,968 $  287,898 $   405,097 $190,669 $  272,599 $   389,798

   15     $  673,154   $4,000,000 $4,000,000 $ 4,000,000 $314,441 $  504,412 $   836,603 $314,441 $  504,412 $   836,603

   20     $1,031,509   $4,000,000 $4,000,000 $ 4,000,000 $426,014 $  799,292 $ 1,601,213 $426,014 $  799,292 $ 1,601,213

   25     $1,488,871   $4,000,000 $4,000,000 $ 4,798,331 $507,494 $1,155,593 $ 2,885,346 $507,494 $1,155,593 $ 2,885,346

   30     $2,072,593   $4,000,000 $4,000,000 $ 7,303,537 $498,274 $1,543,548 $ 4,995,579 $498,274 $1,543,548 $ 4,995,579

   35     $2,817,587   $4,000,000 $4,000,000 $11,087,100 $294,879 $1,924,455 $ 8,392,960 $294,879 $1,924,455 $ 8,392,960

   40     $3,768,409           ** $4,000,000 $16,811,460       ** $2,223,158 $13,734,853       ** $2,223,158 $13,734,853

   45     $4,981,926           ** $4,000,000 $25,242,983       ** $2,359,123 $22,123,561       ** $2,359,123 $22,123,561

   50     $6,530,715           ** $4,000,000 $37,170,797       ** $1,938,991 $35,913,814       ** $1,938,991 $35,913,814
------------------------------------------------------------------------------------------------------------------------


* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                                      APPENDIX I: HYPOTHETICAL ILLUSTRATIONS I-2

SURVIVORSHIP INCENTIVE LIFE/SM/ LEGACY $4,000,000 FACE AMOUNT

MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS
   INITIAL DEATH BENEFIT OPTION IS LEVEL
   INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $29,710*
   USING GUARANTEED CHARGES
   USING CASH VALUE ACCUMULATION TEST



--------------------------------------------------------------------------------------------------------------------

                                 DEATH BENEFIT                   ACCOUNT VALUE           NET CASH SURRENDER VALUE
           PREMIUMS
END OF   ACCUMULATED      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
POLICY  AT 5% INTEREST   ANNUAL INVESTMENT RETURN OF:    ANNUAL INVESTMENT RETURN OF:  ANNUAL INVESTMENT RETURN OF:
YEAR       PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS 6% GROSS  12% GROSS  0% GROSS 6% GROSS  12% GROSS
--------------------------------------------------------------------------------------------------------------------
   1      $   31,196   $4,000,000 $4,000,000 $ 4,000,000 $ 21,971 $ 23,411 $    24,854 $      0 $      0 $         0

   2      $   63,951   $4,000,000 $4,000,000 $ 4,000,000 $ 43,563 $ 47,802 $    52,217 $ 16,025 $ 20,264 $    24,679

   3      $   98,344   $4,000,000 $4,000,000 $ 4,000,000 $ 64,617 $ 73,046 $    82,172 $ 37,079 $ 45,508 $    54,634

   4      $  134,457   $4,000,000 $4,000,000 $ 4,000,000 $ 85,094 $ 99,131 $   114,934 $ 57,556 $ 71,593 $    87,396

   5      $  172,375   $4,000,000 $4,000,000 $ 4,000,000 $104,942 $126,031 $   150,730 $ 77,404 $ 98,493 $   123,192

   6      $  212,189   $4,000,000 $4,000,000 $ 4,000,000 $124,100 $153,710 $   189,795 $ 96,562 $126,172 $   162,257

   7      $  253,994   $4,000,000 $4,000,000 $ 4,000,000 $142,473 $182,096 $   232,364 $117,995 $157,618 $   207,885

   8      $  297,889   $4,000,000 $4,000,000 $ 4,000,000 $159,950 $211,097 $   278,671 $138,532 $189,679 $   257,253

   9      $  343,979   $4,000,000 $4,000,000 $ 4,000,000 $176,402 $240,598 $   328,968 $158,044 $222,240 $   310,609

   10     $  392,374   $4,000,000 $4,000,000 $ 4,000,000 $191,701 $270,481 $   383,532 $176,402 $255,182 $   368,233

   15     $  673,154   $4,000,000 $4,000,000 $ 4,000,000 $264,891 $442,830 $   758,289 $264,891 $442,830 $   758,289

   20     $1,031,509   $4,000,000 $4,000,000 $ 4,000,000 $272,895 $593,994 $ 1,312,174 $272,895 $593,994 $ 1,312,174

   25     $1,488,871   $4,000,000 $4,000,000 $ 4,000,000 $142,611 $646,004 $ 2,129,612 $142,611 $646,004 $ 2,129,612

   30     $2,072,593           ** $4,000,000 $ 4,926,886       ** $411,899 $ 3,369,963       ** $411,899 $ 3,369,963

   35     $2,817,587           **         ** $ 6,749,953       **       ** $ 5,109,730       **       ** $ 5,109,730

   40     $3,768,409           **         ** $ 9,156,028       **       ** $ 7,480,415       **       ** $ 7,480,415

   45     $4,981,926           **         ** $12,382,839       **       ** $10,852,620       **       ** $10,852,620

   50     $6,530,715           **         ** $16,817,928       **       ** $16,249,206       **       ** $16,249,206
--------------------------------------------------------------------------------------------------------------------


* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

I-3 APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

SURVIVORSHIP INCENTIVE LIFE/SM/ LEGACY $4,000,000 FACE AMOUNT

MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS
   INITIAL DEATH BENEFIT OPTION IS INCREASING
   INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $29,710*
   USING CURRENT CHARGES
   USING CASH VALUE ACCUMULATION TEST



------------------------------------------------------------------------------------------------------------------------

                                 DEATH BENEFIT                    ACCOUNT VALUE             NET CASH SURRENDER VALUE
           PREMIUMS
END OF   ACCUMULATED      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
POLICY  AT 5% INTEREST   ANNUAL INVESTMENT RETURN OF:     ANNUAL INVESTMENT RETURN OF:    ANNUAL INVESTMENT RETURN OF:
YEAR       PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS   12% GROSS  0% GROSS  6% GROSS   12% GROSS
------------------------------------------------------------------------------------------------------------------------
   1      $   31,196   $4,022,556 $4,024,031 $ 4,025,508 $ 22,556 $   24,031 $    25,508 $      0 $        0 $         0

   2      $   63,951   $4,044,756 $4,049,102 $ 4,053,628 $ 44,756 $   49,102 $    53,628 $ 17,218 $   21,564 $    26,090

   3      $   98,344   $4,066,405 $4,075,051 $ 4,084,412 $ 66,405 $   75,051 $    84,412 $ 38,867 $   47,513 $    56,874

   4      $  134,457   $4,087,532 $4,101,938 $ 4,118,155 $ 87,532 $  101,938 $   118,155 $ 59,994 $   74,400 $    90,617

   5      $  172,375   $4,108,265 $4,129,925 $ 4,155,285 $108,265 $  129,925 $   155,285 $ 80,727 $  102,387 $   127,747

   6      $  212,189   $4,128,582 $4,159,030 $ 4,196,119 $128,582 $  159,030 $   196,119 $101,044 $  131,492 $   168,581

   7      $  253,994   $4,148,498 $4,189,312 $ 4,241,045 $148,498 $  189,312 $   241,045 $124,020 $  164,834 $   216,567

   8      $  297,889   $4,168,003 $4,220,803 $ 4,290,464 $168,003 $  220,803 $   290,464 $146,584 $  199,385 $   269,046

   9      $  343,979   $4,187,070 $4,253,522 $ 4,344,799 $187,070 $  253,522 $   344,799 $168,711 $  235,163 $   326,440

   10     $  392,374   $4,205,734 $4,287,550 $ 4,404,583 $205,734 $  287,550 $   404,583 $190,435 $  272,251 $   389,284

   15     $  673,154   $4,313,698 $4,503,096 $ 4,834,243 $313,698 $  503,096 $   834,243 $313,698 $  503,096 $   834,243

   20     $1,031,509   $4,423,734 $4,794,546 $ 5,590,946 $423,734 $  794,546 $ 1,590,946 $423,734 $  794,546 $ 1,590,946

   25     $1,488,871   $4,499,630 $5,136,326 $ 6,837,341 $499,630 $1,136,326 $ 2,837,341 $499,630 $1,136,326 $ 2,837,341

   30     $2,072,593   $4,471,297 $5,460,863 $ 8,820,612 $471,297 $1,460,863 $ 4,820,612 $471,297 $1,460,863 $ 4,820,612

   35     $2,817,587   $4,230,795 $5,636,254 $11,910,759 $230,795 $1,636,254 $ 7,910,759 $230,795 $1,636,254 $ 7,910,759

   40     $3,768,409           ** $5,383,647 $16,606,430       ** $1,383,647 $12,606,430       ** $1,383,647 $12,606,430

   45     $4,981,926           ** $4,344,889 $23,756,088       ** $  344,889 $19,756,088       ** $  344,889 $19,756,088

   50     $6,530,715           **         ** $34,436,834       **         ** $30,436,834       **         ** $30,436,834
------------------------------------------------------------------------------------------------------------------------


* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                                      APPENDIX I: HYPOTHETICAL ILLUSTRATIONS I-4

SURVIVORSHIP INCENTIVE LIFE/SM/ LEGACY $4,000,000 FACE AMOUNT

MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS
   INITIAL DEATH BENEFIT OPTION IS INCREASING
   INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $29,710*
   USING GUARANTEED CHARGES
   USING CASH VALUE ACCUMULATION TEST



-----------------------------------------------------------------------------------------------------------------

                                DEATH BENEFIT                  ACCOUNT VALUE           NET CASH SURRENDER VALUE
           PREMIUMS
END OF   ACCUMULATED     ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
POLICY  AT 5% INTEREST   ANNUAL INVESTMENT RETURN OF:   ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF:
YEAR       PER YEAR     0% GROSS   6% GROSS  12% GROSS  0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS
-----------------------------------------------------------------------------------------------------------------
   1      $   31,196   $4,021,971 $4,023,411 $4,024,853 $ 21,971 $ 23,411 $   24,853 $      0 $      0 $        0

   2      $   63,951   $4,043,560 $4,047,799 $4,052,213 $ 43,560 $ 47,799 $   52,213 $ 16,022 $ 20,261 $   24,675

   3      $   98,344   $4,064,607 $4,073,035 $4,082,159 $ 64,607 $ 73,035 $   82,159 $ 37,069 $ 45,497 $   54,621

   4      $  134,457   $4,085,070 $4,099,102 $4,114,901 $ 85,070 $ 99,102 $  114,901 $ 57,532 $ 71,564 $   87,363

   5      $  172,375   $4,104,892 $4,125,970 $4,150,656 $104,892 $125,970 $  150,656 $ 77,354 $ 98,432 $  123,118

   6      $  212,189   $4,124,007 $4,153,593 $4,189,648 $124,007 $153,593 $  189,648 $ 96,469 $126,055 $  162,110

   7      $  253,994   $4,142,313 $4,181,887 $4,232,090 $142,313 $181,887 $  232,090 $117,835 $157,409 $  207,612

   8      $  297,889   $4,159,690 $4,210,743 $4,278,191 $159,690 $210,743 $  278,191 $138,271 $189,324 $  256,773

   9      $  343,979   $4,175,996 $4,240,026 $4,328,162 $175,996 $240,026 $  328,162 $157,638 $221,667 $  309,803

   10     $  392,374   $4,191,092 $4,269,589 $4,382,228 $191,092 $269,589 $  382,228 $175,793 $254,291 $  366,929

   15     $  673,154   $4,261,715 $4,437,247 $4,748,355 $261,715 $437,247 $  748,355 $261,715 $437,247 $  748,355

   20     $1,031,509   $4,262,234 $4,570,678 $5,260,142 $262,234 $570,678 $1,260,142 $262,234 $570,678 $1,260,142

   25     $1,488,871   $4,118,377 $4,570,822 $5,905,037 $118,377 $570,822 $1,905,037 $118,377 $570,822 $1,905,037

   30     $2,072,593           ** $4,229,461 $6,563,762       ** $229,461 $2,563,762       ** $229,461 $2,563,762

   35     $2,817,587           **         ** $6,921,193       **       ** $2,921,193       **       ** $2,921,193

   40     $3,768,409           **         ** $6,405,350       **       ** $2,405,350       **       ** $2,405,350

   45     $4,981,926           **         ** $4,260,950       **       ** $  260,950       **       ** $  260,950

   50     $6,530,715           **         **         **       **       **         **       **       **         **
-----------------------------------------------------------------------------------------------------------------


* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

I-5 APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

Requesting more information


--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2012, is incorporated into this prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-777-6510 and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations by calling our toll free number at 1-800-777-6510, or asking your financial professional.


You may visit the SEC's website at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street, N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04335
STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                                    PAGE

       Who is AXA Equitable?                                           2

       Ways we pay policy proceeds                                     2

       Distribution of the policies                                    2

       Underwriting a policy                                           2

       Insurance regulation that applies to AXA Equitable              2

       Custodian and independent registered public accounting firm     2

       Financial Statements                                            2

                                                                       811-04335

Survivorship Incentive Life/SM/ Legacy
                                                                        STATEMENT OF ADDITIONAL INFORMATION DATED
Flexible premium "second to die" variable life insurance policy issued  MAY 1, 2012 by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


------------------------------------------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related Survivorship Incentive Life/SM/ Legacy prospectus, dated May 1, 2012. The prospectus provides detailed information concerning the policies and the variable investment options, as well as the guaranteed interest option, that fund the policies. Each variable investment option is a subaccount of AXA Equitable's Separate Account FP. Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into AXA Equitable, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor. The guaranteed interest option is part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.

A copy of each prospectus is available free of charge by writing the Administrative office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-800-777-6510 and requesting through our AXA Equitable VOICE IT interactive telephone, or by contacting your financial professional.

        TABLE OF CONTENTS
        Who is AXA Equitable?                                        2
        Ways we pay policy proceeds                                  2
        Distribution of the policies                                 2
        Underwriting a policy                                        2
        Insurance regulation that applies to AXA Equitable           2
        Custodian and independent registered public accounting firm  2
        Financial statements                                         2

Copyright 2012 AXA Equitable Life Insurance Company, New York, New York 10104.
 All rights reserved. Survivorship Incentive Life/SM/ is a service mark of AXA
                       Equitable Life Insurance Company.

                                                                        #235340

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect.

DISTRIBUTION OF THE POLICIES


AXA Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between AXA Advisors and AXA Equitable. For each of the years 2011, 2010 and 2009, AXA Advisors was paid an administrative services fee of $325,380. AXA Equitable paid AXA Advisors as the distributor of certain policies, including these policies, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account FP, $529,410,549 in 2011, $576,147,169 in 2010 and $557,277,070 in 2009. Of these,
AXA Advisors retained $268,084,019, $364,376,758 and $306,063,542, respectively.

Under a distribution agreement between AXA Distributors and AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account FP, AXA Equitable paid AXA Distributors (or EDI, as applicable) as the distributor of certain contracts, including these policies, and as the principal underwriter of several AXA Equitable's separate accounts, including Separate Account FP, $562,732,447 in 2011, $399,625,078 in 2010 and $429,091,474 in
2009. Of these, AXA Distributors (or EDI, as applicable) retained $15,092,209, $10,963,063, and $40,223,293, respectively.


UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class each insured should be placed. Risk factors that are considered for these determinations are: (i) each insured's age; (ii) whether one or both of the insureds use tobacco or not; and (iii) the admitted medical history of each insured. Many other factors make up the overall evaluation of each individual's assessment for insurance, but all of these items are determined through the questions asked during the application process.

We base guaranteed cost of insurance rates under the policy on the 2001 Commissioner's Standard Ordinary Mortality Tables.

INSURANCE REGULATION THAT APPLIES TO AXA EQUITABLE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for shares of the Trusts owned by Separate Account FP. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.

The financial statements of the Separate Account at December 31, 2011 and for each of the two years in the period ended December 31, 2011, and the consolidated financial statements of AXA Equitable at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the policies.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................  A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2011..............  A-3
   Statements of Operations for the Year Ended December 31, 2011........ A-35
   Statements of Changes in Net Assets for the Years Ended December 31,
     2011 and 2010...................................................... A-54
   Notes to Financial Statements........................................ A-91

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................  F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2011 and 2010..............  F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009................................................  F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009...................................  F-5
   Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009......................................................  F-6
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2011, 2010 and 2009................................................  F-7
   Notes to Consolidated Financial Statements...........................  F-9

                                   A-1  e13343

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account FP of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account FP of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

                                                                   AMERICAN
                                                     ALL ASSET  CENTURY VP MID AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE
                                                    ALLOCATION* CAP VALUE FUND  ALLOCATION*    STRATEGY*     ALLOCATION*
                                                    ----------- -------------- -------------- ------------ ----------------
ASSETS:
Investments in shares of The Trusts, at fair value. $5,611,219   $15,605,672    $114,695,556   $4,805,373    $38,647,840
Receivable for The Trusts shares sold..............         --       712,865              --           --         20,470
Receivable for policy-related transactions.........      1,975            --          24,113        4,631             --
                                                    ----------   -----------    ------------   ----------    -----------
   Total assets....................................  5,613,194    16,318,537     114,719,669    4,810,004     38,668,310
                                                    ----------   -----------    ------------   ----------    -----------

LIABILITIES:
Payable for The Trusts shares purchased............      1,931            --          24,113        4,631             --
Payable for policy-related transactions............         --       712,810              --           --         20,470
                                                    ----------   -----------    ------------   ----------    -----------
   Total liabilities...............................      1,931       712,810          24,113        4,631         20,470
                                                    ----------   -----------    ------------   ----------    -----------
NET ASSETS......................................... $5,611,263   $15,605,727    $114,695,556   $4,805,373    $38,647,840
                                                    ==========   ===========    ============   ==========    ===========

NET ASSETS:
Accumulation Units................................. $5,611,263   $15,605,727    $114,630,964   $4,805,373    $38,645,439
Accumulation non unitized..........................         --            --              --           --             --
Retained by AXA Equitable in Separate Account FP...         --            --          64,592           --          2,401
                                                    ----------   -----------    ------------   ----------    -----------
TOTAL NET ASSETS................................... $5,611,263   $15,605,727    $114,695,556   $4,805,373    $38,647,840
                                                    ==========   ===========    ============   ==========    ===========

Investments in shares of The Trusts, at cost....... $6,032,383   $16,019,602    $126,187,877   $5,018,346    $39,881,315
The Trusts shares held
   Class A.........................................         --            --       6,710,078           --      3,109,282
   Class B.........................................    327,234            --       6,176,853      412,176      1,006,881
   Class II........................................         --     1,155,976              --           --             --

                                                    AXA CONSERVATIVE
                                                    GROWTH STRATEGY*
                                                    ----------------
ASSETS:
Investments in shares of The Trusts, at fair value.    $1,113,920
Receivable for The Trusts shares sold..............            --
Receivable for policy-related transactions.........            --
                                                       ----------
   Total assets....................................     1,113,920
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased............            --
Payable for policy-related transactions............            --
                                                       ----------
   Total liabilities...............................            --
                                                       ----------
NET ASSETS.........................................    $1,113,920
                                                       ==========

NET ASSETS:
Accumulation Units.................................    $1,113,915
Accumulation non unitized..........................            --
Retained by AXA Equitable in Separate Account FP...             5
                                                       ----------
TOTAL NET ASSETS...................................    $1,113,920
                                                       ==========

Investments in shares of The Trusts, at cost.......    $1,158,555
The Trusts shares held
   Class A.........................................            --
   Class B.........................................        96,872
   Class II........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                    AXA CONSERVATIVE AXA CONSERVATIVE-PLUS AXA GROWTH  AXA MODERATE
                                                       STRATEGY*          ALLOCATION*      STRATEGY*   ALLOCATION*
                                                    ---------------- --------------------- ---------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value.     $870,448          $33,695,583      $7,469,676 $1,048,193,629
Receivable for The Trusts shares sold..............           --               24,679              --        403,311
Receivable for policy-related transactions.........           --                   --          58,774             --
                                                        --------          -----------      ---------- --------------
   Total assets....................................      870,448           33,720,262       7,528,450  1,048,596,940
                                                        --------          -----------      ---------- --------------

LIABILITIES:
Payable for The Trusts shares purchased............           --                   --          58,774             --
Payable for policy-related transactions............           --               24,679              --        506,403
                                                        --------          -----------      ---------- --------------
   Total liabilities...............................           --               24,679          58,774        506,403
                                                        --------          -----------      ---------- --------------
NET ASSETS.........................................     $870,448          $33,695,583      $7,469,676 $1,048,090,537
                                                        ========          ===========      ========== ==============

NET ASSETS:
Accumulation Units.................................     $870,448          $33,692,845      $7,469,676 $1,044,924,855
Accumulation non unitized..........................           --                   --              --      3,002,049
Retained by AXA Equitable in Separate Account FP...           --                2,738              --        163,633
                                                        --------          -----------      ---------- --------------
TOTAL NET ASSETS...................................     $870,448          $33,695,583      $7,469,676 $1,048,090,537
                                                        ========          ===========      ========== ==============

Investments in shares of The Trusts, at cost.......     $890,837          $34,984,327      $7,835,073 $1,147,578,386
The Trusts shares held
   Class A.........................................           --            2,239,534              --     72,013,407
   Class B.........................................       79,185            1,433,143         614,762     11,225,835

                                                      AXA MODERATE   AXA MODERATE-PLUS
                                                    GROWTH STRATEGY*    ALLOCATION*
                                                    ---------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value.   $19,984,346      $367,097,013
Receivable for The Trusts shares sold..............            --                --
Receivable for policy-related transactions.........       155,881            81,405
                                                      -----------      ------------
   Total assets....................................    20,140,227       367,178,418
                                                      -----------      ------------

LIABILITIES:
Payable for The Trusts shares purchased............       155,881            81,405
Payable for policy-related transactions............            --                --
                                                      -----------      ------------
   Total liabilities...............................       155,881            81,405
                                                      -----------      ------------
NET ASSETS.........................................   $19,984,346      $367,097,013
                                                      ===========      ============

NET ASSETS:
Accumulation Units.................................   $19,984,346      $367,078,271
Accumulation non unitized..........................            --                --
Retained by AXA Equitable in Separate Account FP...            --            18,742
                                                      -----------      ------------
TOTAL NET ASSETS...................................   $19,984,346      $367,097,013
                                                      ===========      ============

Investments in shares of The Trusts, at cost.......   $20,487,546      $423,538,330
The Trusts shares held
   Class A.........................................            --        20,830,432
   Class B.........................................     1,644,371        18,094,282

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                             AXA TACTICAL
                                                    AXA TACTICAL  AXA TACTICAL AXA TACTICAL    MANAGER       BLACKROCK GLOBAL
                                                    MANAGER 2000* MANAGER 400* MANAGER 500* INTERNATIONAL* ALLOCATION V.I. FUND
                                                    ------------- ------------ ------------ -------------- --------------------
ASSETS:
Investments in shares of The Trusts, at fair value.   $903,647     $2,417,046   $1,249,418    $1,506,515        $6,985,687
Receivable for The Trusts shares sold..............         --              8           --            --           607,523
Receivable for policy-related transactions.........         22             31           42            36                --
                                                      --------     ----------   ----------    ----------        ----------
   Total assets....................................    903,669      2,417,085    1,249,460     1,506,551         7,593,210
                                                      --------     ----------   ----------    ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased............         12             --           31            18                --
Payable for policy-related transactions............         --             --           --            --           607,523
                                                      --------     ----------   ----------    ----------        ----------
   Total liabilities...............................         12             --           31            18           607,523
                                                      --------     ----------   ----------    ----------        ----------
NET ASSETS.........................................   $903,657     $2,417,085   $1,249,429    $1,506,533        $6,985,687
                                                      ========     ==========   ==========    ==========        ==========

NET ASSETS:
Accumulation Units.................................   $903,657     $2,417,085   $1,249,429    $1,506,533        $6,985,687
Accumulation non unitized..........................         --             --           --            --                --
Retained by AXA Equitable in Separate Account FP...         --             --           --            --                --
                                                      --------     ----------   ----------    ----------        ----------
TOTAL NET ASSETS...................................   $903,657     $2,417,085   $1,249,429    $1,506,533        $6,985,687
                                                      ========     ==========   ==========    ==========        ==========

Investments in shares of The Trusts, at cost.......   $989,635     $2,692,528   $1,295,122    $1,684,619        $7,752,598
The Trusts shares held
   Class A.........................................         --             --           --            --                --
   Class B.........................................     68,022        176,183       96,680       144,535                --
   Class III.......................................         --             --           --            --           526,031

                                                    EQ/ALLIANCEBERNSTEIN
                                                     SMALL CAP GROWTH*
                                                    --------------------
ASSETS:
Investments in shares of The Trusts, at fair value.     $184,719,383
Receivable for The Trusts shares sold..............          323,359
Receivable for policy-related transactions.........               --
                                                        ------------
   Total assets....................................      185,042,742
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased............               --
Payable for policy-related transactions............          323,639
                                                        ------------
   Total liabilities...............................          323,639
                                                        ------------
NET ASSETS.........................................     $184,719,103
                                                        ============

NET ASSETS:
Accumulation Units.................................     $184,664,315
Accumulation non unitized..........................               --
Retained by AXA Equitable in Separate Account FP...           54,788
                                                        ------------
TOTAL NET ASSETS...................................     $184,719,103
                                                        ============

Investments in shares of The Trusts, at cost.......     $167,047,906
The Trusts shares held
   Class A.........................................        8,549,618
   Class B.........................................        3,367,952
   Class III.......................................               --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                    EQ/BLACKROCK                     EQ/CALVERT  EQ/CAPITAL
                                                    BASIC VALUE  EQ/BOSTON ADVISORS   SOCIALLY    GUARDIAN     EQ/COMMON
                                                      EQUITY*      EQUITY INCOME*   RESPONSIBLE* RESEARCH*    STOCK INDEX*
                                                    ------------ ------------------ ------------ ----------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value. $166,213,506    $11,986,855       $742,288   $83,005,956 $1,275,249,818
Receivable for The Trusts shares sold..............    1,022,179             --            902       111,088            226
Receivable for policy-related transactions.........           --            782             --            --      1,974,963
                                                    ------------    -----------       --------   ----------- --------------
   Total assets....................................  167,235,685     11,987,637        743,190    83,117,044  1,277,225,007
                                                    ------------    -----------       --------   ----------- --------------

LIABILITIES:
Payable for The Trusts shares purchased............           --            782             --            --      1,989,666
Payable for policy-related transactions............    1,022,179             --            902       111,088      1,086,137
                                                    ------------    -----------       --------   ----------- --------------
   Total liabilities...............................    1,022,179            782            902       111,088      3,075,803
                                                    ------------    -----------       --------   ----------- --------------
NET ASSETS......................................... $166,213,506    $11,986,855       $742,288   $83,005,956 $1,274,149,204
                                                    ============    ===========       ========   =========== ==============

NET ASSETS:
Accumulation Units................................. $166,171,078    $11,986,453       $669,827   $82,932,086 $1,270,626,660
Accumulation non unitized..........................           --             --             --            --      3,497,483
Retained by AXA Equitable in Separate Account FP...       42,428            402         72,461        73,870         25,061
                                                    ------------    -----------       --------   ----------- --------------
TOTAL NET ASSETS................................... $166,213,506    $11,986,855       $742,288   $83,005,956 $1,274,149,204
                                                    ============    ===========       ========   =========== ==============

Investments in shares of The Trusts, at cost....... $173,432,421    $11,166,381       $667,360   $84,982,719 $1,493,544,309
The Trusts shares held
   Class A.........................................    2,110,552        817,358         18,141       817,986     71,463,286
   Class B.........................................   10,598,612      1,514,961         84,933     5,799,305      8,609,043

                                                    EQ/CORE BOND
                                                       INDEX*
                                                    ------------
ASSETS:
Investments in shares of The Trusts, at fair value. $54,179,826
Receivable for The Trusts shares sold..............          --
Receivable for policy-related transactions.........      26,951
                                                    -----------
   Total assets....................................  54,206,777
                                                    -----------

LIABILITIES:
Payable for The Trusts shares purchased............      26,951
Payable for policy-related transactions............          --
                                                    -----------
   Total liabilities...............................      26,951
                                                    -----------
NET ASSETS......................................... $54,179,826
                                                    ===========

NET ASSETS:
Accumulation Units................................. $54,163,064
Accumulation non unitized..........................          --
Retained by AXA Equitable in Separate Account FP...      16,762
                                                    -----------
TOTAL NET ASSETS................................... $54,179,826
                                                    ===========

Investments in shares of The Trusts, at cost....... $54,795,922
The Trusts shares held
   Class A.........................................   3,550,746
   Class B.........................................   1,874,099

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                 EQ/GAMCO
                                                    EQ/EQUITY 500  EQ/EQUITY    MERGERS AND  EQ/GAMCO SMALL EQ/GLOBAL
                                                       INDEX*     GROWTH PLUS* ACQUISITIONS* COMPANY VALUE* BOND PLUS*
                                                    ------------- ------------ ------------- -------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value. $498,190,447  $ 97,351,545  $12,391,344   $89,818,717   $23,626,594
Receivable for The Trusts shares sold..............    2,361,856       168,487           --       122,160            --
Receivable for policy-related transactions.........       29,915            --        2,676            --         5,361
                                                    ------------  ------------  -----------   -----------   -----------
   Total assets....................................  500,582,218    97,520,032   12,394,020    89,940,877    23,631,955
                                                    ------------  ------------  -----------   -----------   -----------

LIABILITIES:
Payable for The Trusts shares purchased............           --            --        2,676            --         5,361
Payable for policy-related transactions............    2,362,089       168,644           --       122,160            --
                                                    ------------  ------------  -----------   -----------   -----------
   Total liabilities...............................    2,362,089       168,644        2,676       122,160         5,361
                                                    ------------  ------------  -----------   -----------   -----------
NET ASSETS......................................... $498,220,129  $ 97,351,388  $12,391,344   $89,818,717   $23,626,594
                                                    ============  ============  ===========   ===========   ===========

NET ASSETS:
Accumulation Units................................. $497,787,637  $ 97,302,295  $12,390,792   $89,818,000   $23,625,735
Accumulation non unitized..........................      303,699            --           --            --            --
Retained by AXA Equitable in Separate Account FP...      128,793        49,093          552           717           859
                                                    ------------  ------------  -----------   -----------   -----------
TOTAL NET ASSETS................................... $498,220,129  $ 97,351,388  $12,391,344   $89,818,717   $23,626,594
                                                    ============  ============  ===========   ===========   ===========

Investments in shares of The Trusts, at cost....... $497,957,494  $101,963,957  $12,370,523   $78,883,142   $23,455,993
The Trusts shares held
   Class A.........................................   18,125,148     1,997,026       75,604        90,970     1,510,711
   Class B.........................................    4,625,910     4,958,102      944,032     2,319,094       845,784

                                                    EQ/GLOBAL MULTI-
                                                     SECTOR EQUITY*
                                                    ----------------
ASSETS:
Investments in shares of The Trusts, at fair value.   $165,256,529
Receivable for The Trusts shares sold..............        307,897
Receivable for policy-related transactions.........             --
                                                      ------------
   Total assets....................................    165,564,426
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased............             --
Payable for policy-related transactions............        307,992
                                                      ------------
   Total liabilities...............................        307,992
                                                      ------------
NET ASSETS.........................................   $165,256,434
                                                      ============

NET ASSETS:
Accumulation Units.................................   $165,186,715
Accumulation non unitized..........................             --
Retained by AXA Equitable in Separate Account FP...         69,719
                                                      ------------
TOTAL NET ASSETS...................................   $165,256,434
                                                      ============

Investments in shares of The Trusts, at cost.......   $198,990,010
The Trusts shares held
   Class A.........................................      2,893,965
   Class B.........................................     12,525,356

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                    EQ/INTERMEDIATE
                                                      GOVERNMENT    EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                      BOND INDEX*      CORE PLUS*     EQUITY INDEX*     VALUE PLUS*
                                                    --------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value.  $100,787,486     $26,857,725      $319,743,063     $ 92,003,117
Receivable for The Trusts shares sold..............            15              --           784,469           78,243
Receivable for policy-related transactions.........     1,814,765          70,600            21,682               --
                                                     ------------     -----------      ------------     ------------
   Total assets....................................   102,602,266      26,928,325       320,549,214       92,081,360
                                                     ------------     -----------      ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased............     1,814,765          70,600                --               --
Payable for policy-related transactions............        23,617              --           784,521           78,444
                                                     ------------     -----------      ------------     ------------
   Total liabilities...............................     1,838,382          70,600           784,521           78,444
                                                     ------------     -----------      ------------     ------------
NET ASSETS.........................................  $100,763,884     $26,857,725      $319,764,693     $ 92,002,916
                                                     ============     ===========      ============     ============

NET ASSETS:
Accumulation Units.................................  $100,425,572     $26,826,318      $319,201,512     $ 91,937,224
Accumulation non unitized..........................       256,321              --           381,674               --
Retained by AXA Equitable in Separate Account FP...        81,991          31,407           181,507           65,692
                                                     ------------     -----------      ------------     ------------
TOTAL NET ASSETS...................................  $100,763,884     $26,857,725      $319,764,693     $ 92,002,916
                                                     ============     ===========      ============     ============

Investments in shares of The Trusts, at cost.......  $ 96,865,019     $30,044,919      $427,177,763     $116,740,262
The Trusts shares held
   Class A.........................................     7,533,238         668,415        37,846,385        1,809,863
   Class B.........................................     2,207,475       2,808,234         6,064,273        7,795,471

                                                     EQ/JPMORGAN
                                                        VALUE      EQ/LARGE CAP
                                                    OPPORTUNITIES*  CORE PLUS*
                                                    -------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value.  $22,420,620    $7,400,939
Receivable for The Trusts shares sold..............           --         1,119
Receivable for policy-related transactions.........        2,374            --
                                                     -----------    ----------
   Total assets....................................   22,422,994     7,402,058
                                                     -----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased............        2,374            --
Payable for policy-related transactions............           --         1,119
                                                     -----------    ----------
   Total liabilities...............................        2,374         1,119
                                                     -----------    ----------
NET ASSETS.........................................  $22,420,620    $7,400,939
                                                     ===========    ==========

NET ASSETS:
Accumulation Units.................................  $22,364,375    $7,352,766
Accumulation non unitized..........................           --            --
Retained by AXA Equitable in Separate Account FP...       56,245        48,173
                                                     -----------    ----------
TOTAL NET ASSETS...................................  $22,420,620    $7,400,939
                                                     ===========    ==========

Investments in shares of The Trusts, at cost.......  $25,776,989    $8,365,727
The Trusts shares held
   Class A.........................................      158,238       119,597
   Class B.........................................    2,285,992     1,001,859

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                    EQ/LARGE CAP  EQ/LARGE CAP EQ/LARGE CAP EQ/LARGE CAP EQ/LORD ABBETT
                                                    GROWTH INDEX* GROWTH PLUS* VALUE INDEX* VALUE PLUS*  LARGE CAP CORE*
                                                    ------------- ------------ ------------ ------------ ---------------
ASSETS:
Investments in shares of The Trusts, at fair value.  $99,374,450  $115,657,447  $9,884,431  $311,870,894   $15,942,570
Receivable for The Trusts shares sold..............      348,808            --       8,740       144,402       182,554
Receivable for policy-related transactions.........           --        23,078          --        26,491            --
                                                     -----------  ------------  ----------  ------------   -----------
   Total assets....................................   99,723,258   115,680,525   9,893,171   312,041,787    16,125,124
                                                     -----------  ------------  ----------  ------------   -----------

LIABILITIES:
Payable for The Trusts shares purchased............           --        19,233          --            --            --
Payable for policy-related transactions............      348,882            --       8,818       144,537       182,554
                                                     -----------  ------------  ----------  ------------   -----------
   Total liabilities...............................      348,882        19,233       8,818       144,537       182,554
                                                     -----------  ------------  ----------  ------------   -----------
NET ASSETS.........................................  $99,374,376  $115,661,292  $9,884,353  $311,897,250   $15,942,570
                                                     ===========  ============  ==========  ============   ===========

NET ASSETS:
Accumulation Units.................................  $99,338,901  $115,596,809  $9,876,094  $311,648,681   $15,942,521
Accumulation non unitized..........................           --            --          --        91,101            --
Retained by AXA Equitable in Separate Account FP...       35,475        64,483       8,259       157,468            49
                                                     -----------  ------------  ----------  ------------   -----------
TOTAL NET ASSETS...................................  $99,374,376  $115,661,292  $9,884,353  $311,897,250   $15,942,570
                                                     ===========  ============  ==========  ============   ===========

Investments in shares of The Trusts, at cost.......  $82,825,019  $ 98,576,338  $9,565,877  $436,001,231   $16,031,697
The Trusts shares held
   Class A.........................................    1,166,137       407,444   1,142,209    22,743,683     1,083,243
   Class B.........................................   10,264,097     6,829,339     772,266     9,930,669       369,333

                                                       EQ/MFS
                                                    INTERNATIONAL
                                                       GROWTH*
                                                    -------------
ASSETS:
Investments in shares of The Trusts, at fair value.  $26,742,204
Receivable for The Trusts shares sold..............           --
Receivable for policy-related transactions.........        6,025
                                                     -----------
   Total assets....................................   26,748,229
                                                     -----------

LIABILITIES:
Payable for The Trusts shares purchased............        6,025
Payable for policy-related transactions............           --
                                                     -----------
   Total liabilities...............................        6,025
                                                     -----------
NET ASSETS.........................................  $26,742,204
                                                     ===========

NET ASSETS:
Accumulation Units.................................  $26,742,085
Accumulation non unitized..........................           --
Retained by AXA Equitable in Separate Account FP...          119
                                                     -----------
TOTAL NET ASSETS...................................  $26,742,204
                                                     ===========

Investments in shares of The Trusts, at cost.......  $26,850,810
The Trusts shares held
   Class A.........................................           --
   Class B.........................................    4,785,205

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                EQ/MONTAG &
                                                                      EQ/MID CAP     EQ/MONEY    CALDWELL   EQ/MORGAN STANLEY
                                                    EQ/MID CAP INDEX* VALUE PLUS*    MARKET*      GROWTH*    MID CAP GROWTH*
                                                    ----------------- ------------ ------------ ----------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value.    $83,438,800    $174,829,297 $240,059,745 $24,967,274    $51,371,478
Receivable for The Trusts shares sold..............         87,732         146,811           44      44,879             --
Receivable for policy-related transactions.........             --              --      885,174          --        115,959
                                                       -----------    ------------ ------------ -----------    -----------
   Total assets....................................     83,526,532     174,976,108  240,944,963  25,012,153     51,487,437
                                                       -----------    ------------ ------------ -----------    -----------

LIABILITIES:
Payable for The Trusts shares purchased............             --              --    4,059,874          --        115,959
Payable for policy-related transactions............         87,732         147,051      177,880      44,879             --
                                                       -----------    ------------ ------------ -----------    -----------
   Total liabilities...............................         87,732         147,051    4,237,754      44,879        115,959
                                                       -----------    ------------ ------------ -----------    -----------
NET ASSETS.........................................    $83,438,800    $174,829,057 $236,707,209 $24,967,274    $51,371,478
                                                       ===========    ============ ============ ===========    ===========

NET ASSETS:
Accumulation Units.................................    $83,371,603    $174,745,379 $235,963,715 $24,966,764    $51,371,269
Accumulation non unitized..........................             --              --      657,302          --             --
Retained by AXA Equitable in Separate Account FP...         67,197          83,678       86,192         510            209
                                                       -----------    ------------ ------------ -----------    -----------
TOTAL NET ASSETS...................................    $83,438,800    $174,829,057 $236,707,209 $24,967,274    $51,371,478
                                                       ===========    ============ ============ ===========    ===========

Investments in shares of The Trusts, at cost.......    $91,533,997    $169,621,549 $240,069,582 $22,192,658    $51,487,957
The Trusts shares held
   Class A.........................................      2,601,031      18,532,457  176,252,497   2,332,607      2,351,798
   Class B.........................................      7,726,146         888,238   63,718,514   1,658,196      1,156,189

                                                    EQ/PIMCO ULTRA
                                                     SHORT BOND*
                                                    --------------
ASSETS:
Investments in shares of The Trusts, at fair value.  $43,948,690
Receivable for The Trusts shares sold..............        1,068
Receivable for policy-related transactions.........           --
                                                     -----------
   Total assets....................................   43,949,758
                                                     -----------

LIABILITIES:
Payable for The Trusts shares purchased............           --
Payable for policy-related transactions............        1,068
                                                     -----------
   Total liabilities...............................        1,068
                                                     -----------
NET ASSETS.........................................  $43,948,690
                                                     ===========

NET ASSETS:
Accumulation Units.................................  $43,946,746
Accumulation non unitized..........................           --
Retained by AXA Equitable in Separate Account FP...        1,944
                                                     -----------
TOTAL NET ASSETS...................................  $43,948,690
                                                     ===========

Investments in shares of The Trusts, at cost.......  $44,335,947
The Trusts shares held
   Class A.........................................    2,636,208
   Class B.........................................    1,812,360

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                    EQ/QUALITY     EQ/SMALL    EQ/T. ROWE PRICE EQ/UBS GROWTH EQ/VAN KAMPEN
                                                    BOND PLUS*  COMPANY INDEX*  GROWTH STOCK*     & INCOME*     COMSTOCK*
                                                    ----------- -------------- ---------------- ------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value. $79,950,580  $53,571,732     $33,611,857     $4,901,271    $5,418,701
Receivable for The Trusts shares sold..............      57,372      130,110          32,988            355            --
Receivable for policy-related transactions.........      11,437           --              --             --           872
                                                    -----------  -----------     -----------     ----------    ----------
   Total assets....................................  80,019,389   53,701,842      33,644,845      4,901,626     5,419,573
                                                    -----------  -----------     -----------     ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased............          --           --              --             --           872
Payable for policy-related transactions............      57,368      130,110          34,054            355            --
                                                    -----------  -----------     -----------     ----------    ----------
   Total liabilities...............................      57,368      130,110          34,054            355           872
                                                    -----------  -----------     -----------     ----------    ----------
NET ASSETS......................................... $79,962,021  $53,571,732     $33,610,791     $4,901,271    $5,418,701
                                                    ===========  ===========     ===========     ==========    ==========

NET ASSETS:
Accumulation Units................................. $79,695,281  $53,513,064     $33,547,326     $4,901,196    $5,418,422
Accumulation non unitized..........................      68,617           --              --             --            --
Retained by AXA Equitable in Separate Account FP...     198,123       58,668          63,465             75           279
                                                    -----------  -----------     -----------     ----------    ----------
TOTAL NET ASSETS................................... $79,962,021  $53,571,732     $33,610,791     $4,901,271    $5,418,701
                                                    ===========  ===========     ===========     ==========    ==========

Investments in shares of The Trusts, at cost....... $88,117,108  $55,153,603     $31,008,557     $4,958,772    $5,165,337
The Trusts shares held
   Class A.........................................   6,482,875    4,462,321          33,776             --       273,632
   Class B.........................................   2,999,742    1,443,291       1,632,237        854,408       313,882

                                                    EQ/WELLS FARGO
                                                    OMEGA GROWTH*
                                                    --------------
ASSETS:
Investments in shares of The Trusts, at fair value.  $63,693,170
Receivable for The Trusts shares sold..............      963,998
Receivable for policy-related transactions.........           --
                                                     -----------
   Total assets....................................   64,657,168
                                                     -----------

LIABILITIES:
Payable for The Trusts shares purchased............           --
Payable for policy-related transactions............      963,998
                                                     -----------
   Total liabilities...............................      963,998
                                                     -----------
NET ASSETS.........................................  $63,693,170
                                                     ===========

NET ASSETS:
Accumulation Units.................................  $63,664,239
Accumulation non unitized..........................           --
Retained by AXA Equitable in Separate Account FP...       28,931
                                                     -----------
TOTAL NET ASSETS...................................  $63,693,170
                                                     ===========

Investments in shares of The Trusts, at cost.......  $65,038,345
The Trusts shares held
   Class A.........................................      704,252
   Class B.........................................    6,001,601

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011



                                                    FIDELITY(R) VIP  FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                     ASSET MANAGER:   CONTRAFUND(R)   EQUITY-INCOME  GROWTH & INCOME
                                                    GROWTH PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                    ---------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value.    $1,265,508      $30,841,046      $917,502       $1,562,979
Receivable for The Trusts shares sold..............            --        1,019,464        18,567           19,478
Receivable for policy-related transactions.........         5,766               --            --               --
                                                       ----------      -----------      --------       ----------
   Total assets....................................     1,271,274       31,860,510       936,069        1,582,457
                                                       ----------      -----------      --------       ----------

LIABILITIES:
Payable for The Trusts shares purchased............         5,766               --            --               --
Payable for policy-related transactions............            --        1,019,464        18,567           19,478
                                                       ----------      -----------      --------       ----------
   Total liabilities...............................         5,766        1,019,464        18,567           19,478
                                                       ----------      -----------      --------       ----------
NET ASSETS.........................................    $1,265,508      $30,841,046      $917,502       $1,562,979
                                                       ==========      ===========      ========       ==========

NET ASSETS:
Accumulation Units.................................    $1,264,860      $30,836,816      $914,563       $1,562,816
Accumulation non unitized..........................            --               --            --               --
Retained by AXA Equitable in Separate Account FP...           648            4,230         2,939              163
                                                       ----------      -----------      --------       ----------
TOTAL NET ASSETS...................................    $1,265,508      $30,841,046      $917,502       $1,562,979
                                                       ==========      ===========      ========       ==========

Investments in shares of The Trusts, at cost.......    $1,378,681      $31,448,772      $906,166       $1,558,334
The Trusts shares held
   Service Class 2.................................        95,872        1,362,237        49,837          126,148

                                                                    FIDELITY(R) VIP
                                                    FIDELITY(R) VIP   INVESTMENT
                                                      HIGH INCOME     GRADE BOND
                                                       PORTFOLIO       PORTFOLIO
                                                    --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value.   $ 9,679,544     $12,644,744
Receivable for The Trusts shares sold..............       716,297         520,085
Receivable for policy-related transactions.........            --              --
                                                      -----------     -----------
   Total assets....................................    10,395,841      13,164,829
                                                      -----------     -----------

LIABILITIES:
Payable for The Trusts shares purchased............            --              --
Payable for policy-related transactions............       716,297         520,085
                                                      -----------     -----------
   Total liabilities...............................       716,297         520,085
                                                      -----------     -----------
NET ASSETS.........................................   $ 9,679,544     $12,644,744
                                                      ===========     ===========

NET ASSETS:
Accumulation Units.................................   $ 9,679,065     $12,644,491
Accumulation non unitized..........................            --              --
Retained by AXA Equitable in Separate Account FP...           479             253
                                                      -----------     -----------
TOTAL NET ASSETS...................................   $ 9,679,544     $12,644,744
                                                      ===========     ===========

Investments in shares of The Trusts, at cost.......   $10,247,420     $12,968,656
The Trusts shares held
   Service Class 2.................................     1,840,218         994,084

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                    FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                        MID CAP      MONEY MARKET        VALUE      VALUE STRATEGIES
                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                    --------------- --------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value.   $27,710,227     $  756,179       $559,292         $313,908
Receivable for The Trusts shares sold..............       551,769        415,171          7,856           61,508
Receivable for policy-related transactions.........            --             --             --               --
                                                      -----------     ----------       --------         --------
   Total assets....................................    28,261,996      1,171,350        567,148          375,416
                                                      -----------     ----------       --------         --------

LIABILITIES:
Payable for The Trusts shares purchased............            --             --             --               --
Payable for policy-related transactions............       551,769        415,171          7,856           61,508
                                                      -----------     ----------       --------         --------
   Total liabilities...............................       551,769        415,171          7,856           61,508
                                                      -----------     ----------       --------         --------
NET ASSETS.........................................   $27,710,227     $  756,179       $559,292         $313,908
                                                      ===========     ==========       ========         ========

NET ASSETS:
Accumulation Units.................................   $27,700,859     $  756,074       $551,339         $313,777
Accumulation non unitized..........................            --             --             --               --
Retained by AXA Equitable in Separate Account FP...         9,368            105          7,953              131
                                                      -----------     ----------       --------         --------
TOTAL NET ASSETS...................................   $27,710,227     $  756,179       $559,292         $313,908
                                                      ===========     ==========       ========         ========

Investments in shares of The Trusts, at cost.......   $28,790,853     $  756,179       $554,947         $325,483
The Trusts shares held
   Class 2.........................................            --             --             --               --
   Service Class 2.................................       969,567        756,179         53,165           35,550

                                                    FRANKLIN RISING FRANKLIN SMALL
                                                       DIVIDENDS       CAP VALUE
                                                    SECURITIES FUND SECURITIES FUND
                                                    --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value.   $19,522,255     $1,979,885
Receivable for The Trusts shares sold..............            --          6,730
Receivable for policy-related transactions.........       123,906             --
                                                      -----------     ----------
   Total assets....................................    19,646,161      1,986,615
                                                      -----------     ----------

LIABILITIES:
Payable for The Trusts shares purchased............       123,906             --
Payable for policy-related transactions............            --          6,730
                                                      -----------     ----------
   Total liabilities...............................       123,906          6,730
                                                      -----------     ----------
NET ASSETS.........................................   $19,522,255     $1,979,885
                                                      ===========     ==========

NET ASSETS:
Accumulation Units.................................   $19,522,251     $1,979,873
Accumulation non unitized..........................            --             --
Retained by AXA Equitable in Separate Account FP...             4             12
                                                      -----------     ----------
TOTAL NET ASSETS...................................   $19,522,255     $1,979,885
                                                      ===========     ==========

Investments in shares of The Trusts, at cost.......   $18,810,487     $2,027,092
The Trusts shares held
   Class 2.........................................       993,499        127,488
   Service Class 2.................................            --             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                        FRANKLIN     GOLDMAN SACHS INVESCO V.I. INVESCO V.I. INVESCO V.I.
                                                    STRATEGIC INCOME  VIT MID CAP    DIVIDEND   GLOBAL REAL  INTERNATIONAL
                                                    SECURITIES FUND   VALUE FUND   GROWTH FUND  ESTATE FUND   GROWTH FUND
                                                    ---------------- ------------- ------------ ------------ -------------
ASSETS:
Investments in shares of The Trusts, at fair value.   $11,041,213     $4,945,856     $103,343    $7,531,573   $12,157,549
Receivable for The Trusts shares sold..............            --             --           --            --       231,453
Receivable for policy-related transactions.........        36,943            868        8,236        35,688            --
                                                      -----------     ----------     --------    ----------   -----------
   Total assets....................................    11,078,156      4,946,724      111,579     7,567,261    12,389,002
                                                      -----------     ----------     --------    ----------   -----------

LIABILITIES:
Payable for The Trusts shares purchased............        36,943            567        8,227        35,624            --
Payable for policy-related transactions............            --             --           --            --       231,453
                                                      -----------     ----------     --------    ----------   -----------
   Total liabilities...............................        36,943            567        8,227        35,624       231,453
                                                      -----------     ----------     --------    ----------   -----------
NET ASSETS.........................................   $11,041,213     $4,946,157     $103,352    $7,531,637   $12,157,549
                                                      ===========     ==========     ========    ==========   ===========

NET ASSETS:
Accumulation Units.................................   $11,040,831     $4,946,157     $103,352    $7,531,637   $12,157,156
Accumulation non unitized..........................            --             --           --            --            --
Retained by AXA Equitable in Separate Account FP...           382             --           --            --           393
                                                      -----------     ----------     --------    ----------   -----------
TOTAL NET ASSETS...................................   $11,041,213     $4,946,157     $103,352    $7,531,637   $12,157,549
                                                      ===========     ==========     ========    ==========   ===========

Investments in shares of The Trusts, at cost.......   $11,380,925     $5,170,575     $ 99,527    $8,303,436   $13,045,223
The Trusts shares held
   Class 2.........................................       899,854                                        --            --
   Series II.......................................            --             --        7,382       634,505       466,164
   Service Shares..................................            --        377,258           --            --            --

                                                    INVESCO V.I.
                                                    MID CAP CORE
                                                    EQUITY FUND
                                                    ------------
ASSETS:
Investments in shares of The Trusts, at fair value.  $2,429,714
Receivable for The Trusts shares sold..............         409
Receivable for policy-related transactions.........          --
                                                     ----------
   Total assets....................................   2,430,123
                                                     ----------

LIABILITIES:
Payable for The Trusts shares purchased............          --
Payable for policy-related transactions............         395
                                                     ----------
   Total liabilities...............................         395
                                                     ----------
NET ASSETS.........................................  $2,429,728
                                                     ==========

NET ASSETS:
Accumulation Units.................................  $2,429,728
Accumulation non unitized..........................          --
Retained by AXA Equitable in Separate Account FP...          --
                                                     ----------
TOTAL NET ASSETS...................................  $2,429,728
                                                     ==========

Investments in shares of The Trusts, at cost.......  $2,613,637
The Trusts shares held
   Class 2.........................................          --
   Series II.......................................     211,832
   Service Shares..................................          --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                    INVESCO V.I.   IVY FUNDS              IVY FUNDS     IVY FUNDS    IVY FUNDS
                                                     SMALL CAP   VIP DIVIDEND  IVY FUNDS   VIP MID     VIP SCIENCE   VIP SMALL
                                                    EQUITY FUND  OPPORTUNITIES VIP ENERGY CAP GROWTH  AND TECHNOLOGY CAP GROWTH
                                                    ------------ ------------- ---------- ----------- -------------- ----------
ASSETS:
Investments in shares of The Trusts, at fair value.  $2,700,939   $1,525,140   $7,654,713 $10,979,537   $4,353,336   $4,083,482
Receivable for The Trusts shares sold..............       1,328           77           --      58,562       67,461        2,683
Receivable for policy-related transactions.........          --           --        9,638          --           --           --
                                                     ----------   ----------   ---------- -----------   ----------   ----------
   Total assets....................................   2,702,267    1,525,217    7,664,351  11,038,099    4,420,797    4,086,165
                                                     ----------   ----------   ---------- -----------   ----------   ----------

LIABILITIES:
Payable for The Trusts shares purchased............          --           --        9,555          --           --           --
Payable for policy-related transactions............       1,299           77           --      58,455       67,460        2,604
                                                     ----------   ----------   ---------- -----------   ----------   ----------
   Total liabilities...............................       1,299           77        9,555      58,455       67,460        2,604
                                                     ----------   ----------   ---------- -----------   ----------   ----------
NET ASSETS.........................................  $2,700,968   $1,525,140   $7,654,796 $10,979,644   $4,353,337   $4,083,561
                                                     ==========   ==========   ========== ===========   ==========   ==========

NET ASSETS:
Accumulation Units.................................  $2,700,968   $1,525,140   $7,654,796 $10,979,644   $4,353,337   $4,083,561
Accumulation non unitized..........................          --           --           --          --           --           --
Retained by AXA Equitable in Separate Account FP...          --           --           --          --           --           --
                                                     ----------   ----------   ---------- -----------   ----------   ----------
TOTAL NET ASSETS...................................  $2,700,968   $1,525,140   $7,654,796 $10,979,644   $4,353,337   $4,083,561
                                                     ==========   ==========   ========== ===========   ==========   ==========

Investments in shares of The Trusts, at cost.......  $2,886,660   $1,612,097   $8,468,329 $11,285,992   $4,962,439   $4,620,108
The Trusts shares held
   Common Shares...................................          --      235,579    1,316,577   1,312,118      285,525      437,129
   Series II.......................................     167,656           --           --          --           --           --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                    LAZARD RETIREMENT                      MFS(R) INVESTORS
                                                    EMERGING MARKETS  MFS(R) INTERNATIONAL   GROWTH STOCK   MFS(R) INVESTORS
                                                    EQUITY PORTFOLIO    VALUE PORTFOLIO         SERIES        TRUST SERIES
                                                    ----------------- -------------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value.    $32,660,477        $23,500,487          $819,412         $193,396
Receivable for The Trusts shares sold..............         18,495            700,909                --                2
Receivable for policy-related transactions.........             --                 --            10,643               --
                                                       -----------        -----------          --------         --------
   Total assets....................................     32,678,972         24,201,396           830,055          193,398
                                                       -----------        -----------          --------         --------

LIABILITIES:
Payable for The Trusts shares purchased............             --                 --            10,631               --
Payable for policy-related transactions............         18,495            700,909                --               --
                                                       -----------        -----------          --------         --------
   Total liabilities...............................         18,495            700,909            10,631               --
                                                       -----------        -----------          --------         --------
NET ASSETS.........................................    $32,660,477        $23,500,487          $819,424         $193,398
                                                       ===========        ===========          ========         ========

NET ASSETS:
Accumulation Units.................................    $32,645,898        $23,500,105          $819,424         $193,398
Accumulation non unitized..........................             --                 --                --               --
Retained by AXA Equitable in Separate Account FP...         14,579                382                --               --
                                                       -----------        -----------          --------         --------
TOTAL NET ASSETS...................................    $32,660,477        $23,500,487          $819,424         $193,398
                                                       ===========        ===========          ========         ========

Investments in shares of The Trusts, at cost.......    $38,376,036        $24,467,041          $818,436         $196,049
The Trusts shares held
   Class A.........................................             --                 --                --               --
   Class B.........................................             --                 --                --               --
   Service Class...................................             --          1,567,744            76,083           10,015
   Service Shares..................................      1,745,616                 --                --               --

                                                    MFS(R) UTILITIES    MULTIMANAGER
                                                         SERIES      AGGRESSIVE EQUITY*
                                                    ---------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value.     $700,357        $324,091,717
Receivable for The Trusts shares sold..............        5,022             150,365
Receivable for policy-related transactions.........           --                  --
                                                        --------        ------------
   Total assets....................................      705,379         324,242,082
                                                        --------        ------------

LIABILITIES:
Payable for The Trusts shares purchased............           --                  --
Payable for policy-related transactions............        5,022             229,165
                                                        --------        ------------
   Total liabilities...............................        5,022             229,165
                                                        --------        ------------
NET ASSETS.........................................     $700,357        $324,012,917
                                                        ========        ============

NET ASSETS:
Accumulation Units.................................     $700,354        $323,292,435
Accumulation non unitized..........................           --             504,552
Retained by AXA Equitable in Separate Account FP...            3             215,930
                                                        --------        ------------
TOTAL NET ASSETS...................................     $700,357        $324,012,917
                                                        ========        ============

Investments in shares of The Trusts, at cost.......     $700,106        $308,101,478
The Trusts shares held
   Class A.........................................           --          11,875,138
   Class B.........................................           --             797,598
   Service Class...................................       27,219                  --
   Service Shares..................................           --                  --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                 MULTIMANAGER   MULTIMANAGER
                                                    MULTIMANAGER INTERNATIONAL LARGE CAP CORE   MULTIMANAGER    MULTIMANAGER
                                                     CORE BOND*     EQUITY*       EQUITY*     LARGE CAP VALUE* MID CAP GROWTH*
                                                    ------------ ------------- -------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value. $89,995,525   $38,791,100    $7,888,134     $27,326,053      $25,155,027
Receivable for The Trusts shares sold..............          --        16,201        30,735          43,576           11,692
Receivable for policy-related transactions.........      15,299            --            --              --               --
                                                    -----------   -----------    ----------     -----------      -----------
   Total assets....................................  90,010,824    38,807,301     7,918,869      27,369,629       25,166,719
                                                    -----------   -----------    ----------     -----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased............      15,658            --            --              --               --
Payable for policy-related transactions............          --        16,201        30,735          43,576           11,692
                                                    -----------   -----------    ----------     -----------      -----------
   Total liabilities...............................      15,658        16,201        30,735          43,576           11,692
                                                    -----------   -----------    ----------     -----------      -----------
NET ASSETS......................................... $89,995,166   $38,791,100    $7,888,134     $27,326,053      $25,155,027
                                                    ===========   ===========    ==========     ===========      ===========

NET ASSETS:
Accumulation Units................................. $89,982,763   $38,752,366    $7,876,615     $27,282,012      $25,110,539
Accumulation non unitized..........................          --            --            --              --               --
Retained by AXA Equitable in Separate Account FP...      12,403        38,734        11,519          44,041           44,488
                                                    -----------   -----------    ----------     -----------      -----------
TOTAL NET ASSETS................................... $89,995,166   $38,791,100    $7,888,134     $27,326,053      $25,155,027
                                                    ===========   ===========    ==========     ===========      ===========

Investments in shares of The Trusts, at cost....... $89,637,550   $50,248,971    $8,312,385     $27,949,683      $23,290,048
The Trusts shares held
   Class A.........................................   2,463,477     1,258,177       344,644         992,829        1,065,120
   Class B.........................................   6,146,586     3,119,222       495,492       1,997,685        1,940,069

                                                     MULTIMANAGER
                                                    MID CAP VALUE*
                                                    --------------
ASSETS:
Investments in shares of The Trusts, at fair value.  $43,389,012
Receivable for The Trusts shares sold..............      117,173
Receivable for policy-related transactions.........           --
                                                     -----------
   Total assets....................................   43,506,185
                                                     -----------

LIABILITIES:
Payable for The Trusts shares purchased............           --
Payable for policy-related transactions............      117,173
                                                     -----------
   Total liabilities...............................      117,173
                                                     -----------
NET ASSETS.........................................  $43,389,012
                                                     ===========

NET ASSETS:
Accumulation Units.................................  $43,239,254
Accumulation non unitized..........................           --
Retained by AXA Equitable in Separate Account FP...      149,758
                                                     -----------
TOTAL NET ASSETS...................................  $43,389,012
                                                     ===========

Investments in shares of The Trusts, at cost.......  $42,019,331
The Trusts shares held
   Class A.........................................    1,094,511
   Class B.........................................    3,955,938

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                       MULTIMANAGER      MULTIMANAGER      MULTIMANAGER   MULTIMANAGER
                                                    MULTI-SECTOR BOND* SMALL CAP GROWTH* SMALL CAP VALUE* TECHNOLOGY*
                                                    ------------------ ----------------- ---------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value.    $112,140,019       $7,065,530       $25,222,477    $71,832,199
Receivable for The Trusts shares sold..............         175,441           24,012             4,577             --
Receivable for policy-related transactions.........              --               --                --        342,848
                                                       ------------       ----------       -----------    -----------
   Total assets....................................     112,315,460        7,089,542        25,227,054     72,175,047
                                                       ------------       ----------       -----------    -----------

LIABILITIES:
Payable for The Trusts shares purchased............              --               --                --        342,848
Payable for policy-related transactions............         193,958           24,012             4,577             --
                                                       ------------       ----------       -----------    -----------
   Total liabilities...............................         193,958           24,012             4,577        342,848
                                                       ------------       ----------       -----------    -----------
NET ASSETS.........................................    $112,121,502       $7,065,530       $25,222,477    $71,832,199
                                                       ============       ==========       ===========    ===========

NET ASSETS:
Accumulation Units.................................    $111,470,189       $7,064,542       $25,181,927    $71,744,649
Accumulation non unitized..........................         601,258               --                --             --
Retained by AXA Equitable in Separate Account FP...          50,055              988            40,550         87,550
                                                       ------------       ----------       -----------    -----------
TOTAL NET ASSETS...................................    $112,121,502       $7,065,530       $25,222,477    $71,832,199
                                                       ============       ==========       ===========    ===========

Investments in shares of The Trusts, at cost.......    $131,197,970       $7,243,771       $27,567,165    $62,162,483
The Trusts shares held
   Class A.........................................      24,153,398               --         1,163,828        979,141
   Class B.........................................       4,444,367          949,253         1,407,229      4,887,678
   Class 2.........................................              --               --                --             --
   Class II........................................              --               --                --             --

                                                     MUTUAL SHARES  NATURAL RESOURCES
                                                    SECURITIES FUND     PORTFOLIO
                                                    --------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value.   $8,046,218       $24,331,558
Receivable for The Trusts shares sold..............       84,234            80,307
Receivable for policy-related transactions.........           --                --
                                                      ----------       -----------
   Total assets....................................    8,130,452        24,411,865
                                                      ----------       -----------

LIABILITIES:
Payable for The Trusts shares purchased............           --                --
Payable for policy-related transactions............       84,234            80,307
                                                      ----------       -----------
   Total liabilities...............................       84,234            80,307
                                                      ----------       -----------
NET ASSETS.........................................   $8,046,218       $24,331,558
                                                      ==========       ===========

NET ASSETS:
Accumulation Units.................................   $8,045,683       $24,330,250
Accumulation non unitized..........................           --                --
Retained by AXA Equitable in Separate Account FP...          535             1,308
                                                      ----------       -----------
TOTAL NET ASSETS...................................   $8,046,218       $24,331,558
                                                      ==========       ===========

Investments in shares of The Trusts, at cost.......   $8,065,971       $26,174,707
The Trusts shares held
   Class A.........................................           --                --
   Class B.........................................           --                --
   Class 2.........................................      523,161                --
   Class II........................................           --           642,163

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                        PIMCO VARIABLE     PIMCO VARIABLE  PIMCO VARIABLE
                                                       INSURANCE TRUST     INSURANCE TRUST INSURANCE TRUST T. ROWE PRICE
                                                    COMMODITYREALRETURN(R)   REAL RETURN    TOTAL RETURN   EQUITY INCOME
                                                      STRATEGY PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO - II
                                                    ---------------------- --------------- --------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value.       $7,845,721         $26,875,811     $54,787,462     $9,413,422
Receivable for The Trusts shares sold..............               --             390,025       1,755,477          2,172
Receivable for policy-related transactions.........           39,468                  --              --             --
                                                          ----------         -----------     -----------     ----------
   Total assets....................................        7,885,189          27,265,836      56,542,939      9,415,594
                                                          ----------         -----------     -----------     ----------

LIABILITIES:
Payable for The Trusts shares purchased............           39,391                  --              --             --
Payable for policy-related transactions............               --             390,025       1,755,477          2,172
                                                          ----------         -----------     -----------     ----------
   Total liabilities...............................           39,391             390,025       1,755,477          2,172
                                                          ----------         -----------     -----------     ----------
NET ASSETS.........................................       $7,845,798         $26,875,811     $54,787,462     $9,413,422
                                                          ==========         ===========     ===========     ==========

NET ASSETS:
Accumulation Units.................................       $7,845,798         $26,875,317     $54,786,173     $9,413,059
Accumulation non unitized..........................               --                  --              --             --
Retained by AXA Equitable in Separate Account FP...               --                 494           1,289            363
                                                          ----------         -----------     -----------     ----------
TOTAL NET ASSETS...................................       $7,845,798         $26,875,811     $54,787,462     $9,413,422
                                                          ==========         ===========     ===========     ==========

Investments in shares of The Trusts, at cost.......       $9,329,264         $26,680,018     $56,027,927     $9,405,572
The Trusts shares held
   Class B.........................................               --                  --              --             --
   Advisor Share Class.............................        1,079,191           1,926,581       4,971,639             --
   Class II........................................               --                  --              --        485,979

                                                     T. ROWE PRICE
                                                    HEALTH SCIENCES TARGET 2015
                                                       PORTFOLIO    ALLOCATION*
                                                    --------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value.   $2,213,145    $3,122,753
Receivable for The Trusts shares sold..............       31,564        59,872
Receivable for policy-related transactions.........           --            --
                                                      ----------    ----------
   Total assets....................................    2,244,709     3,182,625
                                                      ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased............           --            --
Payable for policy-related transactions............       31,564        59,872
                                                      ----------    ----------
   Total liabilities...............................       31,564        59,872
                                                      ----------    ----------
NET ASSETS.........................................   $2,213,145    $3,122,753
                                                      ==========    ==========

NET ASSETS:
Accumulation Units.................................   $2,212,796    $3,122,730
Accumulation non unitized..........................           --            --
Retained by AXA Equitable in Separate Account FP...          349            23
                                                      ----------    ----------
TOTAL NET ASSETS...................................   $2,213,145    $3,122,753
                                                      ==========    ==========

Investments in shares of The Trusts, at cost.......   $2,095,478    $3,298,300
The Trusts shares held
   Class B.........................................           --       367,059
   Advisor Share Class.............................           --            --
   Class II........................................      137,891            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                            TEMPLETON         TEMPLETON
                                                    TARGET 2025 TARGET 2035 TARGET 2045 DEVELOPING MARKETS   GLOBAL BOND
                                                    ALLOCATION* ALLOCATION* ALLOCATION*  SECURITIES FUND   SECURITIES FUND
                                                    ----------- ----------- ----------- ------------------ ---------------
ASSETS:
Investments in shares of The Trusts, at fair value. $5,145,177  $7,179,971  $1,147,565      $7,494,012       $56,997,510
Receivable for The Trusts shares sold..............    242,173     194,436       3,028              --           542,052
Receivable for policy-related transactions.........         --          --          --          53,272                --
                                                    ----------  ----------  ----------      ----------       -----------
   Total assets....................................  5,387,350   7,374,407   1,150,593       7,547,284        57,539,562
                                                    ----------  ----------  ----------      ----------       -----------

LIABILITIES:
Payable for The Trusts shares purchased............         --          --          --          53,181                --
Payable for policy-related transactions............    242,173     194,436       3,017              --           542,052
                                                    ----------  ----------  ----------      ----------       -----------
   Total liabilities...............................    242,173     194,436       3,017          53,181           542,052
                                                    ----------  ----------  ----------      ----------       -----------
NET ASSETS......................................... $5,145,177  $7,179,971  $1,147,576      $7,494,103       $56,997,510
                                                    ==========  ==========  ==========      ==========       ===========

NET ASSETS:
Accumulation Units................................. $5,145,143  $7,179,971  $1,147,576      $7,494,103       $56,997,160
Accumulation non unitized..........................         --          --          --              --                --
Retained by AXA Equitable in Separate Account FP...         34          --          --              --               350
                                                    ----------  ----------  ----------      ----------       -----------
TOTAL NET ASSETS................................... $5,145,177  $7,179,971  $1,147,576      $7,494,103       $56,997,510
                                                    ==========  ==========  ==========      ==========       ===========

Investments in shares of The Trusts, at cost....... $5,459,606  $7,562,304  $1,244,006      $8,628,587       $61,132,848
The Trusts shares held
   Class B.........................................    612,845     866,886     145,879              --                --
   Class 2.........................................         --          --          --         795,543         3,140,359

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                          VANGUARD VARIABLE
                                                    TEMPLETON GROWTH VAN ECK VIP GLOBAL    INSURANCE FUND -
                                                    SECURITIES FUND   HARD ASSETS FUND  EQUITY INDEX PORTFOLIO
                                                    ---------------- ------------------ ----------------------
ASSETS:
Investments in shares of The Trusts, at fair value.    $1,007,805       $ 9,923,450           $3,542,651
Receivable for The Trusts shares sold..............           212                --                   59
Receivable for policy-related transactions.........            --            19,371                   --
                                                       ----------       -----------           ----------
   Total assets....................................     1,008,017         9,942,821            3,542,710
                                                       ----------       -----------           ----------

LIABILITIES:
Payable for The Trusts shares purchased............            --            19,371                   --
Payable for policy-related transactions............           203                --                   59
                                                       ----------       -----------           ----------
   Total liabilities...............................           203            19,371                   59
                                                       ----------       -----------           ----------
NET ASSETS.........................................    $1,007,814       $ 9,923,450           $3,542,651
                                                       ==========       ===========           ==========

NET ASSETS:
Accumulation Units.................................    $1,007,814       $ 9,923,054           $3,536,930
Accumulation non unitized..........................            --                --                   --
Retained by AXA Equitable in Separate Account FP...            --               396                5,721
                                                       ----------       -----------           ----------
TOTAL NET ASSETS...................................    $1,007,814       $ 9,923,450           $3,542,651
                                                       ==========       ===========           ==========

Investments in shares of The Trusts, at cost.......    $1,106,674       $11,573,627           $3,346,322
The Trusts shares held
   Class 2.........................................        99,684                --                   --
   Class S.........................................            --           329,683                   --
   Investor Share Class............................            --                --              155,039

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                               UNITS
                                        CONTRACT                            OUTSTANDING
                                        CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                        -------- --------------- ---------- -----------
ALL ASSET ALLOCATION...................  0.00%         B          $104.30         30
ALL ASSET ALLOCATION...................  0.60%         B          $103.24         21
ALL ASSET ALLOCATION...................  0.80%         B          $102.89         --
ALL ASSET ALLOCATION...................  0.90%         B          $102.72          3

AMERICAN CENTURY VP MID CAP VALUE FUND.  0.00%      CLASS II      $ 10.58          3
AMERICAN CENTURY VP MID CAP VALUE FUND.  0.00%      CLASS II      $105.82        116
AMERICAN CENTURY VP MID CAP VALUE FUND.  0.60%      CLASS II      $104.75         29
AMERICAN CENTURY VP MID CAP VALUE FUND.  0.80%      CLASS II      $104.40         --
AMERICAN CENTURY VP MID CAP VALUE FUND.  0.90%      CLASS II      $104.22          2

AXA AGGRESSIVE ALLOCATION..............  0.00%         A          $ 13.77         14
AXA AGGRESSIVE ALLOCATION..............  0.00%         A          $ 82.61          6
AXA AGGRESSIVE ALLOCATION..............  0.00%         A          $136.84        186
AXA AGGRESSIVE ALLOCATION..............  0.60%         A          $130.21        243
AXA AGGRESSIVE ALLOCATION..............  0.80%         A          $128.06          1
AXA AGGRESSIVE ALLOCATION..............  0.90%         A          $127.00         14
AXA AGGRESSIVE ALLOCATION..............  0.00%         B          $134.06        336
AXA AGGRESSIVE ALLOCATION..............  0.60%         B          $127.57         78
AXA AGGRESSIVE ALLOCATION..............  0.90%         B          $124.42         --

AXA BALANCED STRATEGY..................  0.00%         B          $109.29         44

AXA CONSERVATIVE ALLOCATION............  0.00%         A          $ 12.45         32
AXA CONSERVATIVE ALLOCATION............  0.00%         A          $111.68          3
AXA CONSERVATIVE ALLOCATION............  0.00%         A          $136.63         56
AXA CONSERVATIVE ALLOCATION............  0.60%         A          $130.01        137
AXA CONSERVATIVE ALLOCATION............  0.80%         A          $127.87         --
AXA CONSERVATIVE ALLOCATION............  0.90%         A          $126.81         24
AXA CONSERVATIVE ALLOCATION............  0.00%         B          $133.84         45
AXA CONSERVATIVE ALLOCATION............  0.60%         B          $127.36         27
AXA CONSERVATIVE ALLOCATION............  0.90%         B          $124.22         --

AXA CONSERVATIVE GROWTH STRATEGY.......  0.00%         B          $109.24         10

AXA CONSERVATIVE STRATEGY..............  0.00%         B          $108.93          8

AXA CONSERVATIVE-PLUS ALLOCATION.......  0.00%         A          $ 12.84         20
AXA CONSERVATIVE-PLUS ALLOCATION.......  0.00%         A          $103.25         --
AXA CONSERVATIVE-PLUS ALLOCATION.......  0.00%         A          $135.93         60
AXA CONSERVATIVE-PLUS ALLOCATION.......  0.60%         A          $129.34         87
AXA CONSERVATIVE-PLUS ALLOCATION.......  0.80%         A          $127.21          1
AXA CONSERVATIVE-PLUS ALLOCATION.......  0.90%         A          $126.16          6
AXA CONSERVATIVE-PLUS ALLOCATION.......  0.00%         B          $133.16         69
AXA CONSERVATIVE-PLUS ALLOCATION.......  0.60%         B          $126.71         32
AXA CONSERVATIVE-PLUS ALLOCATION.......  0.90%         B          $123.59         --

AXA GROWTH STRATEGY....................  0.00%         B          $109.32         68

AXA MODERATE ALLOCATION................  0.00%         A          $ 13.05         58
AXA MODERATE ALLOCATION................  0.00%         A          $ 98.18         30
AXA MODERATE ALLOCATION................  0.00%         A          $281.06        337
AXA MODERATE ALLOCATION................  0.60%         A          $620.36      1,175
AXA MODERATE ALLOCATION................  0.80%         A          $201.52         17
AXA MODERATE ALLOCATION................  0.90%         A          $255.59        287

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                       -------- --------------- ---------- -----------
AXA MODERATE ALLOCATION...............  0.00%          B         $138.38       481
AXA MODERATE ALLOCATION...............  0.60%          B         $130.99       565
AXA MODERATE ALLOCATION...............  0.90%          B         $137.73        --

AXA MODERATE GROWTH STRATEGY..........  0.00%          B         $109.35       183

AXA MODERATE-PLUS ALLOCATION..........  0.00%          A         $ 13.42        63
AXA MODERATE-PLUS ALLOCATION..........  0.00%          A         $ 90.86        18
AXA MODERATE-PLUS ALLOCATION..........  0.00%          A         $141.57       602
AXA MODERATE-PLUS ALLOCATION..........  0.60%          A         $134.72       693
AXA MODERATE-PLUS ALLOCATION..........  0.80%          A         $132.50         5
AXA MODERATE-PLUS ALLOCATION..........  0.90%          A         $131.40       112
AXA MODERATE-PLUS ALLOCATION..........  0.00%          B         $138.68       934
AXA MODERATE-PLUS ALLOCATION..........  0.60%          B         $131.97       312
AXA MODERATE-PLUS ALLOCATION..........  0.90%          B         $128.72        --

AXA TACTICAL MANAGER 2000.............  0.00%          B         $ 94.60         4
AXA TACTICAL MANAGER 2000.............  0.60%          B         $ 93.64         6
AXA TACTICAL MANAGER 2000.............  0.80%          B         $ 93.32        --
AXA TACTICAL MANAGER 2000.............  0.90%          B         $ 93.16        --

AXA TACTICAL MANAGER 400..............  0.00%          B         $ 98.14         5
AXA TACTICAL MANAGER 400..............  0.60%          B         $ 97.14        11
AXA TACTICAL MANAGER 400..............  0.80%          B         $ 96.81        --
AXA TACTICAL MANAGER 400..............  0.90%          B         $ 96.65         9

AXA TACTICAL MANAGER 500..............  0.00%          B         $100.10         6
AXA TACTICAL MANAGER 500..............  0.60%          B         $ 99.09         6
AXA TACTICAL MANAGER 500..............  0.80%          B         $ 98.75        --
AXA TACTICAL MANAGER 500..............  0.90%          B         $ 98.58        --

AXA TACTICAL MANAGER INTERNATIONAL....  0.00%          B         $ 88.18         5
AXA TACTICAL MANAGER INTERNATIONAL....  0.60%          B         $ 87.28        12
AXA TACTICAL MANAGER INTERNATIONAL....  0.80%          B         $ 86.99        --
AXA TACTICAL MANAGER INTERNATIONAL....  0.90%          B         $ 86.84        --

BLACKROCK GLOBAL ALLOCATION V.I. FUND.  0.00%      CLASS III     $ 10.29        29
BLACKROCK GLOBAL ALLOCATION V.I. FUND.  0.00%      CLASS III     $102.85        65

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.00%          A         $ 18.94        13
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.00%          A         $249.07       186
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.60%          A         $228.02       337
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.80%          A         $221.38         5
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.90%          A         $218.13        43
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.00%          B         $204.44        22
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.60%          B         $168.98       272
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.90%          B         $162.25        --

EQ/BLACKROCK BASIC VALUE EQUITY.......  0.00%          A         $ 14.61        60
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.00%          A         $136.51         9
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.00%          A         $190.61       127
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.60%          A         $181.40         7
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.00%          B         $250.90       158
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.60%          B         $150.22        39
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.60%          B         $229.70       367
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.80%          B         $223.02         4
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.90%          B         $219.75        36

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                  -------- --------------- ---------- -----------
EQ/BOSTON ADVISORS EQUITY INCOME.  0.00%          A         $ 86.51          2
EQ/BOSTON ADVISORS EQUITY INCOME.  0.60%          A         $ 84.10         43
EQ/BOSTON ADVISORS EQUITY INCOME.  0.80%          A         $ 83.30         --
EQ/BOSTON ADVISORS EQUITY INCOME.  0.90%          A         $ 82.91          5
EQ/BOSTON ADVISORS EQUITY INCOME.  0.00%          B         $119.20         56
EQ/BOSTON ADVISORS EQUITY INCOME.  0.60%          B         $ 83.11         14
EQ/BOSTON ADVISORS EQUITY INCOME.  0.90%          B         $ 81.94         --

EQ/CALVERT SOCIALLY RESPONSIBLE..  0.00%          A         $144.65         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.00%          B         $ 90.62          3
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.60%          B         $ 84.11          4
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.80%          B         $ 82.03         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.90%          B         $ 81.02         --

EQ/CAPITAL GUARDIAN RESEARCH.....  0.00%          A         $ 15.90          7
EQ/CAPITAL GUARDIAN RESEARCH.....  0.00%          A         $137.72          3
EQ/CAPITAL GUARDIAN RESEARCH.....  0.00%          A         $187.09         47
EQ/CAPITAL GUARDIAN RESEARCH.....  0.60%          A         $121.59          8
EQ/CAPITAL GUARDIAN RESEARCH.....  0.00%          B         $142.14         53
EQ/CAPITAL GUARDIAN RESEARCH.....  0.60%          B         $131.97        451
EQ/CAPITAL GUARDIAN RESEARCH.....  0.80%          B         $128.73          4
EQ/CAPITAL GUARDIAN RESEARCH.....  0.90%          B         $127.14         40

EQ/COMMON STOCK INDEX............  0.00%          A         $ 15.11          7
EQ/COMMON STOCK INDEX............  0.00%          A         $311.78        509
EQ/COMMON STOCK INDEX............  0.60%          A         $810.79      1,101
EQ/COMMON STOCK INDEX............  0.80%          A         $196.27         50
EQ/COMMON STOCK INDEX............  0.90%          A         $334.99        216
EQ/COMMON STOCK INDEX............  0.00%          B         $ 97.37        148
EQ/COMMON STOCK INDEX............  0.60%          B         $108.76      1,122
EQ/COMMON STOCK INDEX............  0.90%          B         $104.43         --

EQ/CORE BOND INDEX...............  0.00%          A         $127.85        146
EQ/CORE BOND INDEX...............  0.00%          A         $133.62         11
EQ/CORE BOND INDEX...............  0.60%          A         $129.04          5
EQ/CORE BOND INDEX...............  0.60%          A         $154.27         83
EQ/CORE BOND INDEX...............  0.80%          A         $123.24         --
EQ/CORE BOND INDEX...............  0.90%          A         $122.00         15
EQ/CORE BOND INDEX...............  0.00%          B         $132.84         49
EQ/CORE BOND INDEX...............  0.60%          B         $150.75         14
EQ/CORE BOND INDEX...............  0.60%          B         $153.36         66
EQ/CORE BOND INDEX...............  0.90%          B         $147.26         --

EQ/EQUITY 500 INDEX..............  0.00%          A         $ 14.64         38
EQ/EQUITY 500 INDEX..............  0.00%          A         $352.17        402
EQ/EQUITY 500 INDEX..............  0.60%          A         $319.65        681
EQ/EQUITY 500 INDEX..............  0.80%          A         $217.20         14
EQ/EQUITY 500 INDEX..............  0.90%          A         $302.87        112
EQ/EQUITY 500 INDEX..............  0.00%          B         $106.60        251
EQ/EQUITY 500 INDEX..............  0.60%          B         $102.10        726
EQ/EQUITY 500 INDEX..............  0.90%          B         $112.80         --

EQ/EQUITY GROWTH PLUS............  0.00%          A         $ 13.57         --
EQ/EQUITY GROWTH PLUS............  0.00%          A         $131.14          8
EQ/EQUITY GROWTH PLUS............  0.00%          A         $163.00        156
EQ/EQUITY GROWTH PLUS............  0.60%          A         $155.12         10

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                       -------- --------------- ---------- -----------
EQ/EQUITY GROWTH PLUS.................  0.00%          B         $155.08       108
EQ/EQUITY GROWTH PLUS.................  0.60%          B         $145.81       334
EQ/EQUITY GROWTH PLUS.................  0.80%          B         $142.83         2
EQ/EQUITY GROWTH PLUS.................  0.90%          B         $141.36        25

EQ/GAMCO MERGERS AND ACQUISITIONS.....  0.00%          A         $ 10.70         1
EQ/GAMCO MERGERS AND ACQUISITIONS.....  0.00%          A         $107.04         8
EQ/GAMCO MERGERS AND ACQUISITIONS.....  0.00%          B         $110.11        18
EQ/GAMCO MERGERS AND ACQUISITIONS.....  0.00%          B         $137.34        19
EQ/GAMCO MERGERS AND ACQUISITIONS.....  0.60%          B         $107.04        57
EQ/GAMCO MERGERS AND ACQUISITIONS.....  0.80%          B         $106.04        --
EQ/GAMCO MERGERS AND ACQUISITIONS.....  0.90%          B         $105.54         7

EQ/GAMCO SMALL COMPANY VALUE..........  0.00%          A         $ 10.98        17
EQ/GAMCO SMALL COMPANY VALUE..........  0.00%          A         $109.85        29
EQ/GAMCO SMALL COMPANY VALUE..........  0.00%          B         $126.19        19
EQ/GAMCO SMALL COMPANY VALUE..........  0.00%          B         $193.20       200
EQ/GAMCO SMALL COMPANY VALUE..........  0.60%          B         $122.68       340
EQ/GAMCO SMALL COMPANY VALUE..........  0.80%          B         $121.52         1
EQ/GAMCO SMALL COMPANY VALUE..........  0.90%          B         $120.95        29

EQ/GLOBAL BOND PLUS...................  0.00%          A         $ 12.23         3
EQ/GLOBAL BOND PLUS...................  0.00%          A         $139.82        46
EQ/GLOBAL BOND PLUS...................  0.60%          A         $127.30        58
EQ/GLOBAL BOND PLUS...................  0.80%          A         $126.10        --
EQ/GLOBAL BOND PLUS...................  0.90%          A         $125.50        10
EQ/GLOBAL BOND PLUS...................  0.00%          B         $133.23        36
EQ/GLOBAL BOND PLUS...................  0.60%          B         $125.78        29
EQ/GLOBAL BOND PLUS...................  0.90%          B         $124.01        --

EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.00%          A         $ 15.57        16
EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.00%          A         $220.29        21
EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.00%          A         $354.68        74
EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.00%          B         $190.16       201
EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.60%          B         $174.41       483
EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.60%          B         $236.47        21
EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.80%          B         $169.43         4
EQ/GLOBAL MULTI-SECTOR EQUITY.........  0.90%          B         $167.00        37

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.00%          A         $ 11.07        14
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.00%          A         $230.94       157
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.60%          A         $255.10       141
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.80%          A         $181.92         2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.90%          A         $206.79        24
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.00%          B         $121.71         2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.00%          B         $165.83        12
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.60%          B         $153.66       133
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.90%          B         $151.15        --

EQ/INTERNATIONAL CORE PLUS............  0.00%          A         $179.36        26
EQ/INTERNATIONAL CORE PLUS............  0.60%          A         $132.79         4
EQ/INTERNATIONAL CORE PLUS............  0.00%          B         $116.22        74
EQ/INTERNATIONAL CORE PLUS............  0.60%          B         $107.56       115
EQ/INTERNATIONAL CORE PLUS............  0.80%          B         $105.23        --
EQ/INTERNATIONAL CORE PLUS............  0.90%          B         $103.62         7

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                 -------- --------------- ---------- -----------
EQ/INTERNATIONAL EQUITY INDEX...  0.00%          A         $ 12.53          7
EQ/INTERNATIONAL EQUITY INDEX...  0.00%          A         $145.10        368
EQ/INTERNATIONAL EQUITY INDEX...  0.60%          A         $131.19      1,542
EQ/INTERNATIONAL EQUITY INDEX...  0.80%          A         $107.48         13
EQ/INTERNATIONAL EQUITY INDEX...  0.90%          A         $124.71        148
EQ/INTERNATIONAL EQUITY INDEX...  0.00%          B         $ 99.06         80
EQ/INTERNATIONAL EQUITY INDEX...  0.60%          B         $ 97.43        366
EQ/INTERNATIONAL EQUITY INDEX...  0.90%          B         $ 91.81         --

EQ/INTERNATIONAL VALUE PLUS.....  0.00%          A         $ 12.50         13
EQ/INTERNATIONAL VALUE PLUS.....  0.00%          A         $134.02          8
EQ/INTERNATIONAL VALUE PLUS.....  0.00%          A         $170.66         91
EQ/INTERNATIONAL VALUE PLUS.....  0.60%          A         $124.85          4
EQ/INTERNATIONAL VALUE PLUS.....  0.00%          B         $124.75        155
EQ/INTERNATIONAL VALUE PLUS.....  0.60%          B         $124.88          7
EQ/INTERNATIONAL VALUE PLUS.....  0.60%          B         $127.51        385
EQ/INTERNATIONAL VALUE PLUS.....  0.80%          B         $112.95          3
EQ/INTERNATIONAL VALUE PLUS.....  0.90%          B         $122.43         41

EQ/JPMORGAN VALUE OPPORTUNITIES.  0.00%          A         $ 14.45          1
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.00%          A         $126.17          2
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.00%          A         $164.36          8
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.00%          B         $153.55         31
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.60%          B         $ 98.65         12
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.60%          B         $140.57         91
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.80%          B         $136.48          2
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.90%          B         $134.48         14

EQ/LARGE CAP CORE PLUS..........  0.00%          A         $ 13.98         --
EQ/LARGE CAP CORE PLUS..........  0.00%          A         $130.09         --
EQ/LARGE CAP CORE PLUS..........  0.00%          A         $156.86          5
EQ/LARGE CAP CORE PLUS..........  0.60%          A         $112.68         --
EQ/LARGE CAP CORE PLUS..........  0.00%          B         $101.00         15
EQ/LARGE CAP CORE PLUS..........  0.60%          B         $ 93.64         52
EQ/LARGE CAP CORE PLUS..........  0.80%          B         $ 91.30         --
EQ/LARGE CAP CORE PLUS..........  0.90%          B         $ 90.15          2

EQ/LARGE CAP GROWTH INDEX.......  0.00%          A         $ 17.13          4
EQ/LARGE CAP GROWTH INDEX.......  0.00%          A         $153.02          3
EQ/LARGE CAP GROWTH INDEX.......  0.00%          A         $183.95         52
EQ/LARGE CAP GROWTH INDEX.......  0.60%          A         $126.23          1
EQ/LARGE CAP GROWTH INDEX.......  0.00%          B         $ 91.54        144
EQ/LARGE CAP GROWTH INDEX.......  0.60%          B         $ 84.87        848
EQ/LARGE CAP GROWTH INDEX.......  0.80%          B         $ 82.74          8
EQ/LARGE CAP GROWTH INDEX.......  0.90%          B         $ 81.70         40

EQ/LARGE CAP GROWTH PLUS........  0.00%          A         $ 14.86          1
EQ/LARGE CAP GROWTH PLUS........  0.00%          A         $145.46         --
EQ/LARGE CAP GROWTH PLUS........  0.00%          A         $191.46         32
EQ/LARGE CAP GROWTH PLUS........  0.60%          A         $121.88          4
EQ/LARGE CAP GROWTH PLUS........  0.00%          B         $182.73         80
EQ/LARGE CAP GROWTH PLUS........  0.60%          B         $ 96.12         52
EQ/LARGE CAP GROWTH PLUS........  0.60%          B         $167.29        493
EQ/LARGE CAP GROWTH PLUS........  0.80%          B         $162.42          7
EQ/LARGE CAP GROWTH PLUS........  0.90%          B         $160.04         36

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                               -------- --------------- ---------- -----------
EQ/LARGE CAP VALUE INDEX......  0.00%          A         $ 54.88         37
EQ/LARGE CAP VALUE INDEX......  0.60%          A         $ 53.35         44
EQ/LARGE CAP VALUE INDEX......  0.80%          A         $ 52.85         --
EQ/LARGE CAP VALUE INDEX......  0.90%          A         $ 52.60         29
EQ/LARGE CAP VALUE INDEX......  0.00%          B         $ 63.23         42
EQ/LARGE CAP VALUE INDEX......  0.60%          B         $ 52.74         25
EQ/LARGE CAP VALUE INDEX......  0.90%          B         $ 51.99         --

EQ/LARGE CAP VALUE PLUS.......  0.00%          A         $ 12.90         --
EQ/LARGE CAP VALUE PLUS.......  0.00%          A         $108.95          5
EQ/LARGE CAP VALUE PLUS.......  0.00%          A         $111.06        177
EQ/LARGE CAP VALUE PLUS.......  0.00%          A         $147.05        276
EQ/LARGE CAP VALUE PLUS.......  0.60%          A         $104.59         16
EQ/LARGE CAP VALUE PLUS.......  0.60%          A         $119.41      1,111
EQ/LARGE CAP VALUE PLUS.......  0.80%          A         $100.56         26
EQ/LARGE CAP VALUE PLUS.......  0.90%          A         $114.66        169
EQ/LARGE CAP VALUE PLUS.......  0.00%          B         $109.62         63
EQ/LARGE CAP VALUE PLUS.......  0.60%          B         $101.22          8
EQ/LARGE CAP VALUE PLUS.......  0.60%          B         $117.86        737
EQ/LARGE CAP VALUE PLUS.......  0.90%          B         $113.17         --

EQ/LORD ABBETT LARGE CAP CORE.  0.00%          A         $  9.54          7
EQ/LORD ABBETT LARGE CAP CORE.  0.00%          A         $ 95.03         78
EQ/LORD ABBETT LARGE CAP CORE.  0.60%          A         $ 92.38         42
EQ/LORD ABBETT LARGE CAP CORE.  0.80%          A         $ 91.51         --
EQ/LORD ABBETT LARGE CAP CORE.  0.90%          A         $ 91.08          6
EQ/LORD ABBETT LARGE CAP CORE.  0.00%          B         $120.07         20
EQ/LORD ABBETT LARGE CAP CORE.  0.60%          B         $ 91.29         18
EQ/LORD ABBETT LARGE CAP CORE.  0.90%          B         $ 90.01         --

EQ/MFS INTERNATIONAL GROWTH...  0.00%          B         $ 89.29         61
EQ/MFS INTERNATIONAL GROWTH...  0.00%          B         $142.49         43
EQ/MFS INTERNATIONAL GROWTH...  0.60%          B         $ 86.80        152
EQ/MFS INTERNATIONAL GROWTH...  0.80%          B         $ 85.98         --
EQ/MFS INTERNATIONAL GROWTH...  0.90%          B         $ 85.58         22

EQ/MID CAP INDEX..............  0.00%          A         $ 17.57          9
EQ/MID CAP INDEX..............  0.00%          A         $135.85          2
EQ/MID CAP INDEX..............  0.00%          A         $201.02        100
EQ/MID CAP INDEX..............  0.60%          A         $142.05          4
EQ/MID CAP INDEX..............  0.00%          B         $128.40         94
EQ/MID CAP INDEX..............  0.60%          B         $119.94        395
EQ/MID CAP INDEX..............  0.80%          B         $117.23          2
EQ/MID CAP INDEX..............  0.90%          B         $115.90         21

EQ/MID CAP VALUE PLUS.........  0.00%          A         $ 15.69          8
EQ/MID CAP VALUE PLUS.........  0.00%          A         $139.34          6
EQ/MID CAP VALUE PLUS.........  0.00%          A         $180.13         55
EQ/MID CAP VALUE PLUS.........  0.00%          A         $193.51        174
EQ/MID CAP VALUE PLUS.........  0.60%          A         $138.00         10
EQ/MID CAP VALUE PLUS.........  0.60%          A         $160.20         40
EQ/MID CAP VALUE PLUS.........  0.60%          A         $164.91        645
EQ/MID CAP VALUE PLUS.........  0.80%          A         $160.11          6
EQ/MID CAP VALUE PLUS.........  0.90%          A         $124.38         --
EQ/MID CAP VALUE PLUS.........  0.90%          A         $157.76         47

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                  -------- --------------- ---------- -----------
EQ/MID CAP VALUE PLUS............  0.00%          B         $179.36        44

EQ/MONEY MARKET..................  0.00%          A         $ 10.04       434
EQ/MONEY MARKET..................  0.00%          A         $172.07       364
EQ/MONEY MARKET..................  0.60%          A         $248.84       408
EQ/MONEY MARKET..................  0.80%          A         $141.11         3
EQ/MONEY MARKET..................  0.90%          A         $156.48        42
EQ/MONEY MARKET..................  0.00%          B         $131.49       219
EQ/MONEY MARKET..................  0.60%          B         $127.45       274
EQ/MONEY MARKET..................  0.90%          B         $122.38        --

EQ/MONTAG & CALDWELL GROWTH......  0.00%          A         $ 10.75        12
EQ/MONTAG & CALDWELL GROWTH......  0.00%          A         $114.55        30
EQ/MONTAG & CALDWELL GROWTH......  0.60%          A         $111.36        93
EQ/MONTAG & CALDWELL GROWTH......  0.80%          A         $110.31        --
EQ/MONTAG & CALDWELL GROWTH......  0.90%          A         $109.79         6
EQ/MONTAG & CALDWELL GROWTH......  0.00%          B         $139.87        53
EQ/MONTAG & CALDWELL GROWTH......  0.60%          B         $110.07        27
EQ/MONTAG & CALDWELL GROWTH......  0.90%          B         $108.52        --

EQ/MORGAN STANLEY MID CAP GROWTH.  0.00%          A         $116.57        89
EQ/MORGAN STANLEY MID CAP GROWTH.  0.60%          A         $113.32       193
EQ/MORGAN STANLEY MID CAP GROWTH.  0.80%          A         $112.25         1
EQ/MORGAN STANLEY MID CAP GROWTH.  0.90%          A         $111.72        20
EQ/MORGAN STANLEY MID CAP GROWTH.  0.00%          B         $168.71        50
EQ/MORGAN STANLEY MID CAP GROWTH.  0.60%          B         $111.99        75
EQ/MORGAN STANLEY MID CAP GROWTH.  0.90%          B         $110.41        --

EQ/PIMCO ULTRA SHORT BOND........  0.00%          A         $114.24        86
EQ/PIMCO ULTRA SHORT BOND........  0.60%          A         $101.10         6
EQ/PIMCO ULTRA SHORT BOND........  0.60%          A         $111.05       124
EQ/PIMCO ULTRA SHORT BOND........  0.80%          A         $110.01         1
EQ/PIMCO ULTRA SHORT BOND........  0.90%          A         $109.49        16
EQ/PIMCO ULTRA SHORT BOND........  0.00%          B         $117.01        84
EQ/PIMCO ULTRA SHORT BOND........  0.60%          B         $110.40        73
EQ/PIMCO ULTRA SHORT BOND........  0.90%          B         $108.84        --

EQ/QUALITY BOND PLUS.............  0.00%          A         $ 11.72        14
EQ/QUALITY BOND PLUS.............  0.00%          A         $242.15        65
EQ/QUALITY BOND PLUS.............  0.60%          A         $204.67       162
EQ/QUALITY BOND PLUS.............  0.80%          A         $187.62         2
EQ/QUALITY BOND PLUS.............  0.90%          A         $193.69        27
EQ/QUALITY BOND PLUS.............  0.00%          B         $163.40        24
EQ/QUALITY BOND PLUS.............  0.60%          B         $151.17       141
EQ/QUALITY BOND PLUS.............  0.90%          B         $147.68        --

EQ/SMALL COMPANY INDEX...........  0.00%          A         $ 15.94        19
EQ/SMALL COMPANY INDEX...........  0.00%          A         $ 94.66         2
EQ/SMALL COMPANY INDEX...........  0.00%          A         $236.45        86
EQ/SMALL COMPANY INDEX...........  0.60%          A         $153.87        17
EQ/SMALL COMPANY INDEX...........  0.60%          A         $198.49        77
EQ/SMALL COMPANY INDEX...........  0.80%          A         $193.94        --
EQ/SMALL COMPANY INDEX...........  0.90%          A         $192.25         9
EQ/SMALL COMPANY INDEX...........  0.00%          B         $171.66        41
EQ/SMALL COMPANY INDEX...........  0.60%          B         $172.75         1
EQ/SMALL COMPANY INDEX...........  0.60%          B         $174.99        34

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                        UNITS
                                                 CONTRACT                            OUTSTANDING
                                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                                 -------- --------------- ---------- -----------
EQ/SMALL COMPANY INDEX..........................  0.90%          B         $168.03        --

EQ/T. ROWE PRICE GROWTH STOCK...................  0.00%          A         $ 16.62         6
EQ/T. ROWE PRICE GROWTH STOCK...................  0.00%          A         $ 95.68         4
EQ/T. ROWE PRICE GROWTH STOCK...................  0.00%          A         $ 95.88        --
EQ/T. ROWE PRICE GROWTH STOCK...................  0.60%          A         $ 93.12         2
EQ/T. ROWE PRICE GROWTH STOCK...................  0.00%          B         $ 94.50        20
EQ/T. ROWE PRICE GROWTH STOCK...................  0.00%          B         $112.33        64
EQ/T. ROWE PRICE GROWTH STOCK...................  0.60%          B         $ 91.97       246
EQ/T. ROWE PRICE GROWTH STOCK...................  0.80%          B         $ 91.13         1
EQ/T. ROWE PRICE GROWTH STOCK...................  0.90%          B         $ 90.72        12

EQ/UBS GROWTH & INCOME..........................  0.00%          B         $ 83.73         1
EQ/UBS GROWTH & INCOME..........................  0.00%          B         $120.36        20
EQ/UBS GROWTH & INCOME..........................  0.60%          B         $ 81.39        28
EQ/UBS GROWTH & INCOME..........................  0.80%          B         $ 80.63        --
EQ/UBS GROWTH & INCOME..........................  0.90%          B         $ 80.25         2

EQ/VAN KAMPEN COMSTOCK..........................  0.00%          A         $ 85.37         9
EQ/VAN KAMPEN COMSTOCK..........................  0.60%          A         $ 82.99        20
EQ/VAN KAMPEN COMSTOCK..........................  0.80%          A         $ 82.21        --
EQ/VAN KAMPEN COMSTOCK..........................  0.90%          A         $ 81.82         1
EQ/VAN KAMPEN COMSTOCK..........................  0.00%          B         $108.72        22
EQ/VAN KAMPEN COMSTOCK..........................  0.60%          B         $ 82.01         6
EQ/VAN KAMPEN COMSTOCK..........................  0.90%          B         $ 80.86        --

EQ/WELLS FARGO OMEGA GROWTH.....................  0.00%          A         $ 15.96        19
EQ/WELLS FARGO OMEGA GROWTH.....................  0.00%          A         $150.25         6
EQ/WELLS FARGO OMEGA GROWTH.....................  0.00%          A         $211.82        27
EQ/WELLS FARGO OMEGA GROWTH.....................  0.00%          B         $121.20       221
EQ/WELLS FARGO OMEGA GROWTH.....................  0.60%          B         $109.04       263
EQ/WELLS FARGO OMEGA GROWTH.....................  0.80%          B         $109.76         1
EQ/WELLS FARGO OMEGA GROWTH.....................  0.90%          B         $104.97        --
EQ/WELLS FARGO OMEGA GROWTH.....................  0.90%          B         $108.41        12

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  0.00%   SERVICE CLASS 2  $ 14.66         4
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  0.00%   SERVICE CLASS 2  $151.59         8

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.00%   SERVICE CLASS 2  $ 15.69        31
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.00%   SERVICE CLASS 2  $103.79        38
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.00%   SERVICE CLASS 2  $196.85        85
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.60%   SERVICE CLASS 2  $102.74        91
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.80%   SERVICE CLASS 2  $102.39        --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.90%   SERVICE CLASS 2  $102.22         4

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.........  0.00%   SERVICE CLASS 2  $ 14.99        15
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.........  0.00%   SERVICE CLASS 2  $159.32         4

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.......  0.00%   SERVICE CLASS 2  $ 14.68         7
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.......  0.00%   SERVICE CLASS 2  $106.03         4
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.......  0.00%   SERVICE CLASS 2  $144.04         3
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.......  0.60%   SERVICE CLASS 2  $104.95         5
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.......  0.80%   SERVICE CLASS 2  $104.60        --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.......  0.90%   SERVICE CLASS 2  $104.42        --

FIDELITY(R) VIP HIGH INCOME PORTFOLIO...........  0.00%   SERVICE CLASS 2  $ 17.73        12
FIDELITY(R) VIP HIGH INCOME PORTFOLIO...........  0.00%   SERVICE CLASS 2  $184.40        51

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                        UNITS
                                                 CONTRACT                            OUTSTANDING
                                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                                 -------- --------------- ---------- -----------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO.  0.00%   SERVICE CLASS 2  $ 13.77        24
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO.  0.00%   SERVICE CLASS 2  $151.24        81

FIDELITY(R) VIP MID CAP PORTFOLIO...............  0.00%   SERVICE CLASS 2  $ 16.67        17
FIDELITY(R) VIP MID CAP PORTFOLIO...............  0.00%   SERVICE CLASS 2  $101.04        19
FIDELITY(R) VIP MID CAP PORTFOLIO...............  0.00%   SERVICE CLASS 2  $265.62        85
FIDELITY(R) VIP MID CAP PORTFOLIO...............  0.60%   SERVICE CLASS 2  $100.02        27
FIDELITY(R) VIP MID CAP PORTFOLIO...............  0.80%   SERVICE CLASS 2  $ 99.68        --
FIDELITY(R) VIP MID CAP PORTFOLIO...............  0.90%   SERVICE CLASS 2  $ 99.51         1

FIDELITY(R) VIP MONEY MARKET PORTFOLIO..........  0.00%   SERVICE CLASS 2  $ 10.03        23
FIDELITY(R) VIP MONEY MARKET PORTFOLIO..........  0.00%   SERVICE CLASS 2  $100.26         5

FIDELITY(R) VIP VALUE PORTFOLIO.................  0.00%   SERVICE CLASS 2  $ 16.78         2
FIDELITY(R) VIP VALUE PORTFOLIO.................  0.00%   SERVICE CLASS 2  $151.87         3

FIDELITY(R) VIP VALUE STRATEGIES PORTFOLIO......  0.00%   SERVICE CLASS 2  $ 18.88        --
FIDELITY(R) VIP VALUE STRATEGIES PORTFOLIO......  0.00%   SERVICE CLASS 2  $193.57         2

FRANKLIN RISING DIVIDENDS SECURITIES FUND.......  0.00%       CLASS 2      $114.98        50
FRANKLIN RISING DIVIDENDS SECURITIES FUND.......  0.60%       CLASS 2      $113.81       116
FRANKLIN RISING DIVIDENDS SECURITIES FUND.......  0.80%       CLASS 2      $113.43        --
FRANKLIN RISING DIVIDENDS SECURITIES FUND.......  0.90%       CLASS 2      $113.23         5

FRANKLIN SMALL CAP VALUE SECURITIES FUND........  0.00%       CLASS 2      $ 10.28         3
FRANKLIN SMALL CAP VALUE SECURITIES FUND........  0.00%       CLASS 2      $102.79         7
FRANKLIN SMALL CAP VALUE SECURITIES FUND........  0.60%       CLASS 2      $101.75        11
FRANKLIN SMALL CAP VALUE SECURITIES FUND........  0.80%       CLASS 2      $101.41        --
FRANKLIN SMALL CAP VALUE SECURITIES FUND........  0.90%       CLASS 2      $101.23         1

FRANKLIN STRATEGIC INCOME SECURITIES FUND.......  0.00%       CLASS 2      $107.95        39
FRANKLIN STRATEGIC INCOME SECURITIES FUND.......  0.60%       CLASS 2      $106.85        57
FRANKLIN STRATEGIC INCOME SECURITIES FUND.......  0.80%       CLASS 2      $106.49        --
FRANKLIN STRATEGIC INCOME SECURITIES FUND.......  0.90%       CLASS 2      $106.31         7

GOLDMAN SACHS VIT MID CAP VALUE FUND............  0.00%   SERVICE SHARES   $101.32        14
GOLDMAN SACHS VIT MID CAP VALUE FUND............  0.60%   SERVICE SHARES   $100.29        34
GOLDMAN SACHS VIT MID CAP VALUE FUND............  0.80%   SERVICE SHARES   $ 99.95        --
GOLDMAN SACHS VIT MID CAP VALUE FUND............  0.90%   SERVICE SHARES   $ 99.78         1

INVESCO V.I. DIVIDEND GROWTH FUND...............  0.00%      SERIES II     $  9.23         3
INVESCO V.I. DIVIDEND GROWTH FUND...............  0.00%      SERIES II     $ 92.29         1

INVESCO V.I. GLOBAL REAL ESTATE FUND............  0.00%      SERIES II     $ 10.40         4
INVESCO V.I. GLOBAL REAL ESTATE FUND............  0.00%      SERIES II     $104.03        37
INVESCO V.I. GLOBAL REAL ESTATE FUND............  0.60%      SERIES II     $102.98        30
INVESCO V.I. GLOBAL REAL ESTATE FUND............  0.80%      SERIES II     $102.63        --
INVESCO V.I. GLOBAL REAL ESTATE FUND............  0.90%      SERIES II     $102.45         5

INVESCO V.I. INTERNATIONAL GROWTH FUND..........  0.00%      SERIES II     $ 10.27        11
INVESCO V.I. INTERNATIONAL GROWTH FUND..........  0.00%      SERIES II     $102.69        55
INVESCO V.I. INTERNATIONAL GROWTH FUND..........  0.60%      SERIES II     $101.65        61
INVESCO V.I. INTERNATIONAL GROWTH FUND..........  0.80%      SERIES II     $101.31        --
INVESCO V.I. INTERNATIONAL GROWTH FUND..........  0.90%      SERIES II     $101.13         2

INVESCO V.I. MID CAP CORE EQUITY FUND...........  0.00%      SERIES II     $  9.83        --
INVESCO V.I. MID CAP CORE EQUITY FUND...........  0.00%      SERIES II     $ 98.30        16
INVESCO V.I. MID CAP CORE EQUITY FUND...........  0.60%      SERIES II     $ 97.30         9
INVESCO V.I. MID CAP CORE EQUITY FUND...........  0.80%      SERIES II     $ 96.97        --
INVESCO V.I. MID CAP CORE EQUITY FUND...........  0.90%      SERIES II     $ 96.81        --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                            UNITS
                                                     CONTRACT                            OUTSTANDING
                                                     CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                                     -------- --------------- ---------- -----------
INVESCO V.I. SMALL CAP EQUITY FUND..................  0.00%     SERIES II      $ 10.84         3
INVESCO V.I. SMALL CAP EQUITY FUND..................  0.00%     SERIES II      $108.41         9
INVESCO V.I. SMALL CAP EQUITY FUND..................  0.60%     SERIES II      $107.31        15
INVESCO V.I. SMALL CAP EQUITY FUND..................  0.80%     SERIES II      $106.95        --
INVESCO V.I. SMALL CAP EQUITY FUND..................  0.90%     SERIES II      $106.77         1

IVY FUNDS VIP DIVIDEND OPPORTUNITIES................  0.00%   COMMON SHARES    $ 10.20        23
IVY FUNDS VIP DIVIDEND OPPORTUNITIES................  0.00%   COMMON SHARES    $101.99        13

IVY FUNDS VIP ENERGY................................  0.00%   COMMON SHARES    $ 10.41        16
IVY FUNDS VIP ENERGY................................  0.00%   COMMON SHARES    $104.08        25
IVY FUNDS VIP ENERGY................................  0.60%   COMMON SHARES    $103.03        45
IVY FUNDS VIP ENERGY................................  0.80%   COMMON SHARES    $102.68        --
IVY FUNDS VIP ENERGY................................  0.90%   COMMON SHARES    $102.50         3

IVY FUNDS VIP MID CAP GROWTH........................  0.00%   COMMON SHARES    $ 11.51         5
IVY FUNDS VIP MID CAP GROWTH........................  0.00%   COMMON SHARES    $115.13        39
IVY FUNDS VIP MID CAP GROWTH........................  0.60%   COMMON SHARES    $113.97        55
IVY FUNDS VIP MID CAP GROWTH........................  0.80%   COMMON SHARES    $113.58        --
IVY FUNDS VIP MID CAP GROWTH........................  0.90%   COMMON SHARES    $113.39         2

IVY FUNDS VIP SCIENCE AND TECHNOLOGY................  0.00%   COMMON SHARES    $  9.97         5
IVY FUNDS VIP SCIENCE AND TECHNOLOGY................  0.00%   COMMON SHARES    $ 99.70        43

IVY FUNDS VIP SMALL CAP GROWTH......................  0.00%   COMMON SHARES    $ 10.15         3
IVY FUNDS VIP SMALL CAP GROWTH......................  0.00%   COMMON SHARES    $101.49        17
IVY FUNDS VIP SMALL CAP GROWTH......................  0.60%   COMMON SHARES    $100.46        22
IVY FUNDS VIP SMALL CAP GROWTH......................  0.80%   COMMON SHARES    $100.12        --
IVY FUNDS VIP SMALL CAP GROWTH......................  0.90%   COMMON SHARES    $ 99.95         1

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.00%   SERVICE SHARES   $  9.35         9
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.00%   SERVICE SHARES   $ 93.47       176
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.60%   SERVICE SHARES   $ 92.52       164
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.80%   SERVICE SHARES   $ 92.21        --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.90%   SERVICE SHARES   $ 92.05        10

MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.00%   SERVICE CLASS    $ 10.50        17
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.00%   SERVICE CLASS    $104.96       154
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.60%   SERVICE CLASS    $103.89        66
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.80%   SERVICE CLASS    $103.54        --
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.90%   SERVICE CLASS    $103.36         3

MFS(R) INVESTORS GROWTH STOCK SERIES................  0.00%   SERVICE CLASS    $106.19         1
MFS(R) INVESTORS GROWTH STOCK SERIES................  0.60%   SERVICE CLASS    $105.12         6
MFS(R) INVESTORS GROWTH STOCK SERIES................  0.80%   SERVICE CLASS    $104.76        --
MFS(R) INVESTORS GROWTH STOCK SERIES................  0.90%   SERVICE CLASS    $104.58        --

MFS(R) INVESTORS TRUST SERIES.......................  0.00%   SERVICE CLASS    $100.25         1
MFS(R) INVESTORS TRUST SERIES.......................  0.60%   SERVICE CLASS    $ 99.23         1
MFS(R) INVESTORS TRUST SERIES.......................  0.80%   SERVICE CLASS    $ 98.89        --
MFS(R) INVESTORS TRUST SERIES.......................  0.90%   SERVICE CLASS    $ 98.72        --

MFS(R) UTILITIES SERIES.............................  0.00%   SERVICE CLASS    $ 11.86        15
MFS(R) UTILITIES SERIES.............................  0.00%   SERVICE CLASS    $118.63         4

MULTIMANAGER AGGRESSIVE EQUITY......................  0.00%         A          $ 15.44         5
MULTIMANAGER AGGRESSIVE EQUITY......................  0.00%         A          $ 87.39         2
MULTIMANAGER AGGRESSIVE EQUITY......................  0.00%         A          $160.75       232
MULTIMANAGER AGGRESSIVE EQUITY......................  0.60%         A          $124.65         6

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                    -------- --------------- ---------- -----------
MULTIMANAGER AGGRESSIVE EQUITY.....  0.60%          A         $633.09       386
MULTIMANAGER AGGRESSIVE EQUITY.....  0.80%          A         $ 93.13        25
MULTIMANAGER AGGRESSIVE EQUITY.....  0.90%          A         $167.18       108
MULTIMANAGER AGGRESSIVE EQUITY.....  0.00%          B         $ 81.90        49
MULTIMANAGER AGGRESSIVE EQUITY.....  0.60%          B         $ 76.23       210
MULTIMANAGER AGGRESSIVE EQUITY.....  0.90%          B         $ 73.19        --

MULTIMANAGER CORE BOND.............  0.00%          A         $ 12.68         8
MULTIMANAGER CORE BOND.............  0.00%          A         $149.62         5
MULTIMANAGER CORE BOND.............  0.00%          A         $158.35       151
MULTIMANAGER CORE BOND.............  0.60%          A         $157.25         6
MULTIMANAGER CORE BOND.............  0.00%          B         $163.14        90
MULTIMANAGER CORE BOND.............  0.60%          B         $153.61       293
MULTIMANAGER CORE BOND.............  0.80%          B         $150.55         1
MULTIMANAGER CORE BOND.............  0.90%          B         $149.04        30

MULTIMANAGER INTERNATIONAL EQUITY..  0.00%          A         $169.26        64
MULTIMANAGER INTERNATIONAL EQUITY..  0.60%          A         $120.32         3
MULTIMANAGER INTERNATIONAL EQUITY..  0.00%          B         $158.89        27
MULTIMANAGER INTERNATIONAL EQUITY..  0.60%          B         $115.43       188
MULTIMANAGER INTERNATIONAL EQUITY..  0.80%          B         $148.19        --
MULTIMANAGER INTERNATIONAL EQUITY..  0.90%          B         $112.00        14

MULTIMANAGER LARGE CAP CORE EQUITY.  0.00%          A         $160.15        20
MULTIMANAGER LARGE CAP CORE EQUITY.  0.60%          A         $111.54        --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.00%          B         $142.67         9
MULTIMANAGER LARGE CAP CORE EQUITY.  0.60%          B         $108.03        29
MULTIMANAGER LARGE CAP CORE EQUITY.  0.80%          B         $133.05        --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.90%          B         $104.81         2

MULTIMANAGER LARGE CAP VALUE.......  0.00%          A         $175.62        48
MULTIMANAGER LARGE CAP VALUE.......  0.60%          A         $125.29         5
MULTIMANAGER LARGE CAP VALUE.......  0.00%          B         $158.87        23
MULTIMANAGER LARGE CAP VALUE.......  0.60%          B         $123.19       111
MULTIMANAGER LARGE CAP VALUE.......  0.80%          B         $148.16        --
MULTIMANAGER LARGE CAP VALUE.......  0.90%          B         $119.52         7

MULTIMANAGER MID CAP GROWTH........  0.00%          A         $214.65        42
MULTIMANAGER MID CAP GROWTH........  0.60%          A         $123.55         1
MULTIMANAGER MID CAP GROWTH........  0.00%          B         $189.57        10
MULTIMANAGER MID CAP GROWTH........  0.60%          B         $115.24       110
MULTIMANAGER MID CAP GROWTH........  0.80%          B         $176.80        --
MULTIMANAGER MID CAP GROWTH........  0.90%          B         $111.81        13

MULTIMANAGER MID CAP VALUE.........  0.00%          A         $ 17.05         8
MULTIMANAGER MID CAP VALUE.........  0.00%          A         $149.98         4
MULTIMANAGER MID CAP VALUE.........  0.00%          A         $227.83        38
MULTIMANAGER MID CAP VALUE.........  0.60%          A         $142.45         2
MULTIMANAGER MID CAP VALUE.........  0.00%          B         $149.25        40
MULTIMANAGER MID CAP VALUE.........  0.60%          B         $140.53       183
MULTIMANAGER MID CAP VALUE.........  0.80%          B         $137.73         1
MULTIMANAGER MID CAP VALUE.........  0.90%          B         $136.35        14

MULTIMANAGER MULTI-SECTOR BOND.....  0.00%          A         $ 13.20         7
MULTIMANAGER MULTI-SECTOR BOND.....  0.00%          A         $214.82       141
MULTIMANAGER MULTI-SECTOR BOND.....  0.60%          A         $369.26       153

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                                       -------- --------------- ---------- -----------
MULTIMANAGER MULTI-SECTOR BOND........................  0.80%          A         $147.15         5
MULTIMANAGER MULTI-SECTOR BOND........................  0.90%          A         $219.78        29
MULTIMANAGER MULTI-SECTOR BOND........................  0.00%          B         $129.77        30
MULTIMANAGER MULTI-SECTOR BOND........................  0.60%          B         $103.85       130
MULTIMANAGER MULTI-SECTOR BOND........................  0.90%          B         $ 99.72        --

MULTIMANAGER SMALL CAP GROWTH.........................  0.00%          B         $ 80.69         1
MULTIMANAGER SMALL CAP GROWTH.........................  0.00%          B         $118.32        42
MULTIMANAGER SMALL CAP GROWTH.........................  0.60%          B         $ 78.47        24
MULTIMANAGER SMALL CAP GROWTH.........................  0.80%          B         $ 77.75        --
MULTIMANAGER SMALL CAP GROWTH.........................  0.90%          B         $ 77.38         1

MULTIMANAGER SMALL CAP VALUE..........................  0.00%          A         $175.84        60
MULTIMANAGER SMALL CAP VALUE..........................  0.60%          A         $167.33         5
MULTIMANAGER SMALL CAP VALUE..........................  0.00%          B         $184.48        11
MULTIMANAGER SMALL CAP VALUE..........................  0.60%          B         $166.90         4
MULTIMANAGER SMALL CAP VALUE..........................  0.60%          B         $171.42        61
MULTIMANAGER SMALL CAP VALUE..........................  0.80%          B         $167.04        --
MULTIMANAGER SMALL CAP VALUE..........................  0.90%          B         $164.59        --
MULTIMANAGER SMALL CAP VALUE..........................  0.90%          B         $164.97         4

MULTIMANAGER TECHNOLOGY...............................  0.00%          A         $ 17.98        --
MULTIMANAGER TECHNOLOGY...............................  0.00%          A         $251.38        47
MULTIMANAGER TECHNOLOGY...............................  0.60%          A         $132.40         4
MULTIMANAGER TECHNOLOGY...............................  0.00%          B         $204.36        50
MULTIMANAGER TECHNOLOGY...............................  0.60%          B         $118.61       398
MULTIMANAGER TECHNOLOGY...............................  0.80%          B         $190.59         1
MULTIMANAGER TECHNOLOGY...............................  0.90%          B         $115.08        16

MUTUAL SHARES SECURITIES FUND.........................  0.00%       CLASS 2      $ 10.19         4
MUTUAL SHARES SECURITIES FUND.........................  0.00%       CLASS 2      $101.93        54
MUTUAL SHARES SECURITIES FUND.........................  0.60%       CLASS 2      $100.89        24
MUTUAL SHARES SECURITIES FUND.........................  0.80%       CLASS 2      $100.55        --
MUTUAL SHARES SECURITIES FUND.........................  0.90%       CLASS 2      $100.38         1

NATURAL RESOURCES PORTFOLIO...........................  0.00%      CLASS II      $ 20.86         3
NATURAL RESOURCES PORTFOLIO...........................  0.00%      CLASS II      $ 81.10       299

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.00%    ADVISOR CLASS   $114.84        31
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.60%    ADVISOR CLASS   $113.67        32
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.80%    ADVISOR CLASS   $113.29        --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.90%    ADVISOR CLASS   $113.09         6

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  0.00%    ADVISOR CLASS   $ 11.73        37
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  0.00%    ADVISOR CLASS   $117.29       152
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  0.60%    ADVISOR CLASS   $116.10        69
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  0.80%    ADVISOR CLASS   $115.71        --
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  0.90%    ADVISOR CLASS   $115.51         5
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  0.00%    ADVISOR CLASS   $ 10.83        28
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  0.00%    ADVISOR CLASS   $108.31       327
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  0.60%    ADVISOR CLASS   $107.21       165
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  0.80%    ADVISOR CLASS   $106.85        --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  0.90%    ADVISOR CLASS   $106.66        12

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011

                                                                                             UNITS
                                                 CONTRACT                                 OUTSTANDING
                                                 CHARGES*     SHARE CLASS**    UNIT VALUE   (000'S)
                                                 -------- -------------------- ---------- -----------
T. ROWE PRICE EQUITY INCOME PORTFOLIO - II......  0.00%         CLASS II        $101.56        24
T. ROWE PRICE EQUITY INCOME PORTFOLIO - II......  0.60%         CLASS II        $100.53        68
T. ROWE PRICE EQUITY INCOME PORTFOLIO - II......  0.80%         CLASS II        $100.19        --
T. ROWE PRICE EQUITY INCOME PORTFOLIO - II......  0.90%         CLASS II        $100.02         1

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO.........  0.00%         CLASS II        $ 11.76         5
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO.........  0.00%         CLASS II        $117.58        18

TARGET 2015 ALLOCATION..........................  0.00%            B            $ 13.35        --
TARGET 2015 ALLOCATION..........................  0.00%            B            $104.99        30

TARGET 2025 ALLOCATION..........................  0.00%            B            $ 13.64         5
TARGET 2025 ALLOCATION..........................  0.00%            B            $101.46        50

TARGET 2035 ALLOCATION..........................  0.00%            B            $ 13.87         4
TARGET 2035 ALLOCATION..........................  0.00%            B            $ 99.35        72

TARGET 2045 ALLOCATION..........................  0.00%            B            $ 14.03         5
TARGET 2045 ALLOCATION..........................  0.00%            B            $ 96.35        11

TEMPLETON DEVELOPING MARKETS SECURITIES FUND....  0.00%         CLASS 2         $ 95.62        26
TEMPLETON DEVELOPING MARKETS SECURITIES FUND....  0.60%         CLASS 2         $ 94.65        41
TEMPLETON DEVELOPING MARKETS SECURITIES FUND....  0.80%         CLASS 2         $ 94.33        --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND....  0.90%         CLASS 2         $ 94.17        12

TEMPLETON GLOBAL BOND SECURITIES FUND...........  0.00%         CLASS 2         $ 10.42         8
TEMPLETON GLOBAL BOND SECURITIES FUND...........  0.00%         CLASS 2         $104.25       131
TEMPLETON GLOBAL BOND SECURITIES FUND...........  0.60%         CLASS 2         $103.19       411
TEMPLETON GLOBAL BOND SECURITIES FUND...........  0.80%         CLASS 2         $102.84        --
TEMPLETON GLOBAL BOND SECURITIES FUND...........  0.90%         CLASS 2         $102.67         8

TEMPLETON GROWTH SECURITIES FUND................  0.00%         CLASS 2         $ 97.10         4
TEMPLETON GROWTH SECURITIES FUND................  0.60%         CLASS 2         $ 96.12         6
TEMPLETON GROWTH SECURITIES FUND................  0.80%         CLASS 2         $ 95.79        --
TEMPLETON GROWTH SECURITIES FUND................  0.90%         CLASS 2         $ 95.63        --

VAN ECK VIP GLOBAL HARD ASSETS FUND.............  0.00%      CLASS S SHARES     $ 97.60        37
VAN ECK VIP GLOBAL HARD ASSETS FUND.............  0.60%      CLASS S SHARES     $ 96.61        61
VAN ECK VIP GLOBAL HARD ASSETS FUND.............  0.80%      CLASS S SHARES     $ 96.28        --
VAN ECK VIP GLOBAL HARD ASSETS FUND.............  0.90%      CLASS S SHARES     $ 96.11         4

VANGUARD VARIABLE INSURANCE FUND - EQUITY INDEX
 PORTFOLIO......................................  0.60%   INVESTOR SHARE CLASS  $123.67        29

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                  AMERICAN
                                                                    ALL ASSET  CENTURY VP MID AXA AGGRESSIVE AXA BALANCED
                                                                   ALLOCATION* CAP VALUE FUND  ALLOCATION*    STRATEGY*
                                                                   ----------- -------------- -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  80,401   $   178,141    $  1,759,571   $  53,123
  Expenses:
   Less: Asset-based charges......................................     12,781        15,651         306,156          --
                                                                    ---------   -----------    ------------   ---------

NET INVESTMENT INCOME (LOSS)......................................     67,620       162,490       1,453,415      53,123
                                                                    ---------   -----------    ------------   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     48,112       188,449      (4,981,530)     11,385
   Realized gain distribution from The Trusts.....................    125,813       317,096       3,106,971      56,988
                                                                    ---------   -----------    ------------   ---------
  Net realized gain (loss)........................................    173,925       505,545      (1,874,559)     68,373
                                                                    ---------   -----------    ------------   ---------

  Change in unrealized appreciation (depreciation) of investments.   (451,235)   (1,105,553)     (9,471,609)   (249,339)
                                                                    ---------   -----------    ------------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (277,310)     (600,008)    (11,346,168)   (180,966)
                                                                    ---------   -----------    ------------   ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(209,690)  $  (437,518)   $ (9,892,753)  $(127,843)
                                                                    =========   ===========    ============   =========

                                                                   AXA CONSERVATIVE AXA CONSERVATIVE
                                                                     ALLOCATION*    GROWTH STRATEGY*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 757,217         $ 13,391
  Expenses:
   Less: Asset-based charges......................................      139,312               --
                                                                      ---------         --------

NET INVESTMENT INCOME (LOSS)......................................      617,905           13,391
                                                                      ---------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (235,280)           5,466
   Realized gain distribution from The Trusts.....................      784,584           15,475
                                                                      ---------         --------
  Net realized gain (loss)........................................      549,304           20,941
                                                                      ---------         --------

  Change in unrealized appreciation (depreciation) of investments.     (613,175)         (51,482)
                                                                      ---------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (63,871)         (30,541)
                                                                      ---------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 554,034         $(17,150)
                                                                      =========         ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   AXA CONSERVATIVE AXA CONSERVATIVE- AXA GROWTH AXA MODERATE
                                                                      STRATEGY*     PLUS ALLOCATION*  STRATEGY*  ALLOCATION*
                                                                   ---------------- ----------------- ---------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 11,522        $   605,602    $  70,985  $ 18,884,508
  Expenses:
   Less: Asset-based charges......................................           --            108,954           --     6,004,045
                                                                       --------        -----------    ---------  ------------

NET INVESTMENT INCOME (LOSS)......................................       11,522            496,648       70,985    12,880,463
                                                                       --------        -----------    ---------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:...............
   Realized gain (loss) on investments............................       (1,688)          (141,256)      12,397    (6,525,113)
   Realized gain distribution from The Trusts.....................       10,835            831,222       80,878    26,330,792
                                                                       --------        -----------    ---------  ------------
  Net realized gain (loss)........................................        9,147            689,966       93,275    19,805,679
                                                                       --------        -----------    ---------  ------------

  Change in unrealized appreciation (depreciation) of investments.      (17,204)        (1,464,065)    (451,069)  (61,782,795)
                                                                       --------        -----------    ---------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (8,057)          (774,099)    (357,794)  (41,977,116)
                                                                       --------        -----------    ---------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................     $  3,465        $  (277,451)   $(286,809) $(29,096,653)
                                                                       ========        ===========    =========  ============

                                                                     AXA MODERATE    AXA MODERATE-
                                                                   GROWTH STRATEGY* PLUS ALLOCATION*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $   209,457      $  6,016,482
  Expenses:
   Less: Asset-based charges......................................            --         1,042,101
                                                                     -----------      ------------

NET INVESTMENT INCOME (LOSS)......................................       209,457         4,974,381
                                                                     -----------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:...............
   Realized gain (loss) on investments............................        71,460       (11,711,870)
   Realized gain distribution from The Trusts.....................       244,871         9,982,156
                                                                     -----------      ------------
  Net realized gain (loss)........................................       316,331        (1,729,714)
                                                                     -----------      ------------

  Change in unrealized appreciation (depreciation) of investments.    (1,133,779)      (23,005,579)
                                                                     -----------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (817,448)      (24,735,293)
                                                                     -----------      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................   $  (607,991)     $(19,760,912)
                                                                     ===========      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                            AXA TACTICAL
                                                                   AXA TACTICAL  AXA TACTICAL AXA TACTICAL    MANAGER
                                                                   MANAGER 2000* MANAGER 400* MANAGER 500* INTERNATIONAL*
                                                                   ------------- ------------ ------------ --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $     210    $     894     $  5,610     $  22,022
  Expenses:
   Less: Asset-based charges......................................       3,200       10,978        3,322         3,031
                                                                     ---------    ---------     --------     ---------

NET INVESTMENT INCOME (LOSS)......................................      (2,990)     (10,084)       2,288        18,991
                                                                     ---------    ---------     --------     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         612       12,085       34,338        (9,866)
   Realized gain distribution from The Trusts.....................      19,798       55,286       14,892         7,129
                                                                     ---------    ---------     --------     ---------
  Net realized gain (loss)........................................      20,410       67,371       49,230        (2,737)
                                                                     ---------    ---------     --------     ---------

  Change in unrealized appreciation (depreciation) of investments.    (121,001)    (357,797)     (99,402)     (196,454)
                                                                     ---------    ---------     --------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (100,591)    (290,426)     (50,172)     (199,191)
                                                                     ---------    ---------     --------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(103,581)   $(300,510)    $(47,884)    $(180,200)
                                                                     =========    =========     ========     =========

                                                                   BLACKROCK
                                                                     GLOBAL
                                                                   ALLOCATION EQ/ALLIANCEBERNSTEIN
                                                                   V.I. FUND   SMALL CAP GROWTH*
                                                                   ---------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 207,945      $         --
  Expenses:
   Less: Asset-based charges......................................        --           893,668
                                                                   ---------      ------------

NET INVESTMENT INCOME (LOSS)......................................   207,945          (893,668)
                                                                   ---------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (48,313)        5,457,953
   Realized gain distribution from The Trusts.....................   162,718         7,839,811
                                                                   ---------      ------------
  Net realized gain (loss)........................................   114,405        13,297,764
                                                                   ---------      ------------

  Change in unrealized appreciation (depreciation) of investments.  (791,401)      (13,897,935)
                                                                   ---------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (676,996)         (600,171)
                                                                   ---------      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(469,051)     $ (1,493,839)
                                                                   =========      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/BLACKROCK    EQ/BOSTON     EQ/CALVERT  EQ/CAPITAL
                                                                   BASIC VALUE  ADVISORS EQUITY   SOCIALLY    GUARDIAN
                                                                     EQUITY*        INCOME*     RESPONSIBLE* RESEARCH*
                                                                   ------------ --------------- ------------ ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 2,339,576     $ 253,861      $  3,100   $  663,782
  Expenses:
   Less: Asset-based charges......................................     676,760        33,942         2,053      430,903
                                                                   -----------     ---------      --------   ----------

NET INVESTMENT INCOME (LOSS)......................................   1,662,816       219,919         1,047      232,879
                                                                   -----------     ---------      --------   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (205,881)      369,704         9,942      (99,949)
   Realized gain distribution from The Trusts.....................          --            --            --           --
                                                                   -----------     ---------      --------   ----------
  Net realized gain (loss)........................................    (205,881)      369,704         9,942      (99,949)
                                                                   -----------     ---------      --------   ----------

  Change in unrealized appreciation (depreciation) of investments.  (8,200,922)     (551,183)      (12,441)   3,171,368
                                                                   -----------     ---------      --------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (8,406,803)     (181,479)       (2,499)   3,071,419
                                                                   -----------     ---------      --------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(6,743,987)    $  38,440      $ (1,452)  $3,304,298
                                                                   ===========     =========      ========   ==========

                                                                    EQ/COMMON    EQ/CORE BOND
                                                                   STOCK INDEX*     INDEX*
                                                                   ------------  ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 19,807,552   $1,107,344
  Expenses:
   Less: Asset-based charges......................................    7,380,440      175,021
                                                                   ------------   ----------

NET INVESTMENT INCOME (LOSS)......................................   12,427,112      932,323
                                                                   ------------   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (25,429,885)    (439,439)
   Realized gain distribution from The Trusts.....................           --           --
                                                                   ------------   ----------
  Net realized gain (loss)........................................  (25,429,885)    (439,439)
                                                                   ------------   ----------

  Change in unrealized appreciation (depreciation) of investments.   18,189,546    1,958,498
                                                                   ------------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (7,240,339)   1,519,059
                                                                   ------------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $  5,186,773   $2,451,382
                                                                   ============   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                EQ/GAMCO
                                                                   EQ/EQUITY 500  EQ/EQUITY    MERGERS AND  EQ/GAMCO SMALL
                                                                      INDEX*     GROWTH PLUS* ACQUISITIONS* COMPANY VALUE*
                                                                   ------------- ------------ ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 9,134,832  $   354,966    $  25,581    $     76,865
  Expenses:
   Less: Asset-based charges......................................    2,229,475      395,233       41,854         318,918
                                                                    -----------  -----------    ---------    ------------

NET INVESTMENT INCOME (LOSS)......................................    6,905,357      (40,267)     (16,273)       (242,053)
                                                                    -----------  -----------    ---------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    3,835,219   (1,243,182)     180,625       7,789,623
   Realized gain distribution from The Trusts.....................           --           --      455,406         987,899
                                                                    -----------  -----------    ---------    ------------
  Net realized gain (loss)........................................    3,835,219   (1,243,182)     636,031       8,777,522
                                                                    -----------  -----------    ---------    ------------

  Change in unrealized appreciation (depreciation) of investments.   (3,450,003)  (5,332,370)    (544,667)    (12,378,086)
                                                                    -----------  -----------    ---------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      385,216   (6,575,552)      91,364      (3,600,564)
                                                                    -----------  -----------    ---------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ 7,290,573  $(6,615,819)   $  75,091    $ (3,842,617)
                                                                    ===========  ===========    =========    ============

                                                                   EQ/GLOBAL   EQ/GLOBAL MULTI-
                                                                   BOND PLUS*   SECTOR EQUITY*
                                                                   ----------  ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  831,480    $  3,428,817
  Expenses:
   Less: Asset-based charges......................................     81,417         716,023
                                                                   ----------    ------------

NET INVESTMENT INCOME (LOSS)......................................    750,063       2,712,794
                                                                   ----------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    557,665     (11,844,797)
   Realized gain distribution from The Trusts.....................     80,699              --
                                                                   ----------    ------------
  Net realized gain (loss)........................................    638,364     (11,844,797)
                                                                   ----------    ------------

  Change in unrealized appreciation (depreciation) of investments.   (106,388)    (15,125,579)
                                                                   ----------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    531,976     (26,970,376)
                                                                   ----------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $1,282,039    $(24,257,582)
                                                                   ==========    ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/INTERMEDIATE
                                                                     GOVERNMENT    EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                     BOND INDEX*      CORE PLUS*     EQUITY INDEX*
                                                                   --------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  579,857      $   887,223      $ 11,069,991
  Expenses:
   Less: Asset-based charges......................................      406,127          105,676         1,916,970
                                                                     ----------      -----------      ------------

NET INVESTMENT INCOME (LOSS)......................................      173,730          781,547         9,153,021
                                                                     ----------      -----------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      425,522          480,501        (5,990,514)
   Realized gain distribution from The Trusts.....................           --               --                --
                                                                     ----------      -----------      ------------
  Net realized gain (loss)........................................      425,522          480,501        (5,990,514)
                                                                     ----------      -----------      ------------

  Change in unrealized appreciation (depreciation) of investments.    4,393,956       (6,969,383)      (49,282,418)
                                                                     ----------      -----------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    4,819,478       (6,488,882)      (55,272,932)
                                                                     ----------      -----------      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................   $4,993,208      $(5,707,335)     $(46,119,911)
                                                                     ==========      ===========      ============

                                                                                     EQ/JPMORGAN
                                                                   EQ/INTERNATIONAL     VALUE      EQ/LARGE CAP
                                                                     VALUE PLUS*    OPPORTUNITIES*  CORE PLUS*
                                                                   ---------------- -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  2,216,921    $   280,412    $  88,130
  Expenses:
   Less: Asset-based charges......................................        438,048        118,563       34,069
                                                                     ------------    -----------    ---------

NET INVESTMENT INCOME (LOSS)......................................      1,778,873        161,849       54,061
                                                                     ------------    -----------    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (3,624,881)      (159,703)    (170,906)
   Realized gain distribution from The Trusts.....................             --             --      246,131
                                                                     ------------    -----------    ---------
  Net realized gain (loss)........................................     (3,624,881)      (159,703)      75,225
                                                                     ------------    -----------    ---------

  Change in unrealized appreciation (depreciation) of investments.    (16,789,765)    (1,625,630)    (480,285)
                                                                     ------------    -----------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (20,414,646)    (1,785,333)    (405,060)
                                                                     ------------    -----------    ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................   $(18,635,773)   $(1,623,484)   $(350,999)
                                                                     ============    ===========    =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/LARGE CAP  EQ/LARGE CAP EQ/LARGE CAP EQ/LARGE CAP
                                                                   GROWTH INDEX* GROWTH PLUS* VALUE INDEX* VALUE PLUS*
                                                                   ------------- ------------ ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   966,461  $   530,573   $ 152,325   $  4,504,112
  Expenses:
   Less: Asset-based charges......................................      490,350      645,356      22,078      1,731,786
                                                                    -----------  -----------   ---------   ------------

NET INVESTMENT INCOME (LOSS)......................................      476,111     (114,783)    130,247      2,772,326
                                                                    -----------  -----------   ---------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    5,457,929    3,074,211     260,548    (30,710,826)
   Realized gain distribution from The Trusts.....................           --           --          --             --
                                                                    -----------  -----------   ---------   ------------
  Net realized gain (loss)........................................    5,457,929    3,074,211     260,548    (30,710,826)
                                                                    -----------  -----------   ---------   ------------

  Change in unrealized appreciation (depreciation) of investments.   (3,616,157)  (7,389,362)   (222,951)     9,709,243
                                                                    -----------  -----------   ---------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    1,841,772   (4,315,151)     37,597    (21,001,583)
                                                                    -----------  -----------   ---------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ 2,317,883  $(4,429,934)  $ 167,844   $(18,229,257)
                                                                    ===========  ===========   =========   ============

                                                                   EQ/LORD ABBETT  EQ/MFS INTERNATIONAL
                                                                   LARGE CAP CORE*       GROWTH*
                                                                   --------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $   155,108       $   192,194
  Expenses:
   Less: Asset-based charges......................................        44,911           109,340
                                                                     -----------       -----------

NET INVESTMENT INCOME (LOSS)......................................       110,197            82,854
                                                                     -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       802,619         1,157,727
   Realized gain distribution from The Trusts.....................            --           787,052
                                                                     -----------       -----------
  Net realized gain (loss)........................................       802,619         1,944,779
                                                                     -----------       -----------

  Change in unrealized appreciation (depreciation) of investments.    (2,464,397)       (5,306,944)
                                                                     -----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (1,661,778)       (3,362,165)
                                                                     -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(1,551,581)      $(3,279,311)
                                                                     ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                              EQ/MONTAG &
                                                                                      EQ/MID CAP    EQ/MONEY   CALDWELL
                                                                   EQ/MID CAP INDEX*  VALUE PLUS*   MARKET*     GROWTH*
                                                                   ----------------- ------------  ---------  -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $   642,356    $  2,195,599  $  26,882  $   168,408
  Expenses:
   Less: Asset-based charges......................................        346,139         891,006    951,031       93,883
                                                                      -----------    ------------  ---------  -----------

NET INVESTMENT INCOME (LOSS)......................................        296,217       1,304,593   (924,149)      74,525
                                                                      -----------    ------------  ---------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         92,661       8,487,861     40,477    1,705,187
   Realized gain distribution from The Trusts.....................             --              --         --           --
                                                                      -----------    ------------  ---------  -----------
  Net realized gain (loss)........................................         92,661       8,487,861     40,477    1,705,187
                                                                      -----------    ------------  ---------  -----------

  Change in unrealized appreciation (depreciation) of investments.     (2,682,025)    (28,990,184)   (68,461)  (1,049,856)
                                                                      -----------    ------------  ---------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (2,589,364)    (20,502,323)   (27,984)     655,331
                                                                      -----------    ------------  ---------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(2,293,147)   $(19,197,730) $(952,133) $   729,856
                                                                      ===========    ============  =========  ===========

                                                                   EQ/MORGAN STANLEY EQ/PIMCO ULTRA
                                                                    MID CAP GROWTH*   SHORT BOND*
                                                                   ----------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $    145,160      $ 293,948
  Expenses:
   Less: Asset-based charges......................................        236,237        166,725
                                                                     ------------      ---------

NET INVESTMENT INCOME (LOSS)......................................        (91,077)       127,223
                                                                     ------------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      5,222,983        (59,070)
   Realized gain distribution from The Trusts.....................      3,956,773             --
                                                                     ------------      ---------
  Net realized gain (loss)........................................      9,179,756        (59,070)
                                                                     ------------      ---------

  Change in unrealized appreciation (depreciation) of investments.    (13,829,947)      (238,495)
                                                                     ------------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (4,650,191)      (297,565)
                                                                     ------------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ (4,741,268)     $(170,342)
                                                                     ============      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                    EQ/QUALITY     EQ/SMALL    EQ/T. ROWE PRICE EQ/UBS GROWTH
                                                                    BOND PLUS*  COMPANY INDEX*  GROWTH STOCK*     & INCOME*
                                                                   -----------  -------------- ---------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 2,075,063   $   476,771     $        --      $  39,397
  Expenses:
   Less: Asset-based charges......................................     400,008       173,161         155,303         16,271
                                                                   -----------   -----------     -----------      ---------

NET INVESTMENT INCOME (LOSS)......................................   1,675,055       303,610        (155,303)        23,126
                                                                   -----------   -----------     -----------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (2,241,479)     (422,052)      2,593,055        102,567
   Realized gain distribution from The Trusts.....................          --     4,858,291              --             --
                                                                   -----------   -----------     -----------      ---------
  Net realized gain (loss)........................................  (2,241,479)    4,436,239       2,593,055        102,567
                                                                   -----------   -----------     -----------      ---------

  Change in unrealized appreciation (depreciation) of investments.   1,363,118    (7,188,966)     (3,178,512)      (273,800)
                                                                   -----------   -----------     -----------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (878,361)   (2,752,727)       (585,457)      (171,233)
                                                                   -----------   -----------     -----------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $   796,694   $(2,449,117)    $  (740,760)     $(148,107)
                                                                   ===========   ===========     ===========      =========

                                                                   EQ/VAN KAMPEN EQ/WELLS FARGO
                                                                     COMSTOCK*   OMEGA GROWTH*
                                                                   ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  74,031    $        --
  Expenses:
   Less: Asset-based charges......................................      11,895        168,866
                                                                     ---------    -----------

NET INVESTMENT INCOME (LOSS)......................................      62,136       (168,866)
                                                                     ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      64,210      2,594,220
   Realized gain distribution from The Trusts.....................          --      1,157,908
                                                                     ---------    -----------
  Net realized gain (loss)........................................      64,210      3,752,128
                                                                     ---------    -----------

  Change in unrealized appreciation (depreciation) of investments.    (225,974)    (8,605,256)
                                                                     ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (161,764)    (4,853,128)
                                                                     ---------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ (99,628)   $(5,021,994)
                                                                     =========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   FIDELITY(R) VIP
                                                                   ASSET MANAGER:  FIDELITY(R) VIP FIDELITY(R) VIP
                                                                       GROWTH       CONTRAFUND(R)   EQUITY-INCOME
                                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                   --------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  56,932     $    439,744     $   101,202
  Expenses:
   Less: Asset-based charges......................................           --           50,166              --
                                                                      ---------     ------------     -----------

NET INVESTMENT INCOME (LOSS)......................................       56,932          389,578         101,202
                                                                      ---------     ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      258,793        7,637,744         865,441
   Realized gain distribution from The Trusts.....................        8,255               --              --
                                                                      ---------     ------------     -----------
  Net realized gain (loss)........................................      267,048        7,637,744         865,441
                                                                      ---------     ------------     -----------

  Change in unrealized appreciation (depreciation) of investments.     (617,939)     (10,121,277)     (1,013,513)
                                                                      ---------     ------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (350,891)      (2,483,533)       (148,072)
                                                                      ---------     ------------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(293,959)    $ (2,093,955)    $   (46,870)
                                                                      =========     ============     ===========

                                                                   FIDELITY(R) VIP                 FIDELITY(R) VIP
                                                                      GROWTH &     FIDELITY(R) VIP   INVESTMENT
                                                                       INCOME        HIGH INCOME     GRADE BOND
                                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                   --------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  83,637       $ 726,285      $  401,649
  Expenses:
   Less: Asset-based charges......................................        3,543              --              --
                                                                      ---------       ---------      ----------

NET INVESTMENT INCOME (LOSS)......................................       80,094         726,285         401,649
                                                                      ---------       ---------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      470,683         658,833         257,120
   Realized gain distribution from The Trusts.....................           --              --         467,962
                                                                      ---------       ---------      ----------
  Net realized gain (loss)........................................      470,683         658,833         725,082
                                                                      ---------       ---------      ----------

  Change in unrealized appreciation (depreciation) of investments.     (494,360)       (807,650)        (67,371)
                                                                      ---------       ---------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (23,677)       (148,817)        657,711
                                                                      ---------       ---------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $  56,417       $ 577,468      $1,059,360
                                                                      =========       =========      ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                                       MID CAP      MONEY MARKET        VALUE
                                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                   --------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $      9,385        $154          $  29,026
  Expenses:
   Less: Asset-based charges......................................        37,021          --                 --
                                                                    ------------        ----          ---------

NET INVESTMENT INCOME (LOSS)......................................       (27,636)        154             29,026
                                                                    ------------        ----          ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     5,329,846           2            398,103
   Realized gain distribution from The Trusts.....................        73,737          --                 --
                                                                    ------------        ----          ---------
  Net realized gain (loss)........................................     5,403,583           2            398,103
                                                                    ------------        ----          ---------

  Change in unrealized appreciation (depreciation) of investments.   (10,319,155)         (2)          (452,778)
                                                                    ------------        ----          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (4,915,572)         --            (54,675)
                                                                    ------------        ----          ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ (4,943,208)       $154          $ (25,649)
                                                                    ============        ====          =========

                                                                   FIDELITY(R) VIP  FRANKLIN RISING FRANKLIN SMALL
                                                                   VALUE STRATEGIES    DIVIDENDS       CAP VALUE
                                                                      PORTFOLIO     SECURITIES FUND SECURITIES FUND
                                                                   ---------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  28,905        $258,298        $   9,480
  Expenses:
   Less: Asset-based charges......................................           --          88,996            4,185
                                                                      ---------        --------        ---------

NET INVESTMENT INCOME (LOSS)......................................       28,905         169,302            5,295
                                                                      ---------        --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      470,079         142,046           38,231
   Realized gain distribution from The Trusts.....................           --              --               --
                                                                      ---------        --------        ---------
  Net realized gain (loss)........................................      470,079         142,046           38,231
                                                                      ---------        --------        ---------

  Change in unrealized appreciation (depreciation) of investments.     (799,799)        152,517         (120,669)
                                                                      ---------        --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (329,720)        294,563          (82,438)
                                                                      ---------        --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(300,815)       $463,865        $ (77,143)
                                                                      =========        ========        =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                       FRANKLIN     GOLDMAN SACHS  INVESCO V.I.   INVESCO V.I.
                                                                   STRATEGIC INCOME  VIT MID CAP     DIVIDEND     GLOBAL REAL
                                                                   SECURITIES FUND   VALUE FUND   GROWTH FUND (1) ESTATE FUND
                                                                   ---------------- ------------- --------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 854,036       $  28,273       $    --      $ 277,176
  Expenses:
   Less: Asset-based charges......................................       39,567          21,405            --         20,334
                                                                      ---------       ---------       -------      ---------

NET INVESTMENT INCOME (LOSS)......................................      814,469           6,868            --        256,842
                                                                      ---------       ---------       -------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (477,803)        164,469         8,989         (1,887)
   Realized gain distribution from The Trusts.....................           --              --            --             --
                                                                      ---------       ---------       -------      ---------
  Net realized gain (loss)........................................     (477,803)        164,469         8,989         (1,887)
                                                                      ---------       ---------       -------      ---------

  Change in unrealized appreciation (depreciation) of investments.     (396,841)       (559,458)        3,817       (895,770)
                                                                      ---------       ---------       -------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (874,644)       (394,989)       12,806       (897,657)
                                                                      ---------       ---------       -------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ (60,175)      $(388,121)      $12,806      $(640,815)
                                                                      =========       =========       =======      =========

                                                                   INVESCO V.I.  INVESCO V.I.
                                                                   INTERNATIONAL MID CAP CORE
                                                                    GROWTH FUND  EQUITY FUND
                                                                   ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $    96,817   $   2,236
  Expenses:
   Less: Asset-based charges......................................       31,166       4,506
                                                                    -----------   ---------

NET INVESTMENT INCOME (LOSS)......................................       65,651      (2,270)
                                                                    -----------   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       85,405       7,807
   Realized gain distribution from The Trusts.....................           --          --
                                                                    -----------   ---------
  Net realized gain (loss)........................................       85,405       7,807
                                                                    -----------   ---------

  Change in unrealized appreciation (depreciation) of investments.   (1,187,542)   (248,174)
                                                                    -----------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (1,102,137)   (240,367)
                                                                    -----------   ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(1,036,486)  $(242,637)
                                                                    ===========   =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   INVESCO V.I.   IVY FUNDS                 IVY FUNDS
                                                                    SMALL CAP   VIP DIVIDEND   IVY FUNDS   VIP MID CAP
                                                                   EQUITY FUND  OPPORTUNITIES  VIP ENERGY    GROWTH
                                                                   ------------ ------------- -----------  -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $      --     $  19,224   $        --  $   289,968
  Expenses:
   Less: Asset-based charges......................................      9,910            --        23,063       33,708
                                                                    ---------     ---------   -----------  -----------

NET INVESTMENT INCOME (LOSS)......................................     (9,910)       19,224       (23,063)     256,260
                                                                    ---------     ---------   -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (83,365)      (43,505)      (62,089)    (608,989)
   Realized gain distribution from The Trusts.....................         --            --            --           --
                                                                    ---------     ---------   -----------  -----------
  Net realized gain (loss)........................................    (83,365)      (43,505)      (62,089)    (608,989)
                                                                    ---------     ---------   -----------  -----------

  Change in unrealized appreciation (depreciation) of investments.   (212,863)     (109,558)     (939,015)    (681,862)
                                                                    ---------     ---------   -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (296,228)     (153,063)   (1,001,104)  (1,290,851)
                                                                    ---------     ---------   -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(306,138)    $(133,839)  $(1,024,167) $(1,034,591)
                                                                    =========     =========   ===========  ===========

                                                                                         IVY FUNDS VIP
                                                                   IVY FUNDS VIP SCIENCE   SMALL CAP
                                                                      AND TECHNOLOGY        GROWTH
                                                                   --------------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $ 164,757         $  31,801
  Expenses:
   Less: Asset-based charges......................................              --            12,397
                                                                         ---------         ---------

NET INVESTMENT INCOME (LOSS)......................................         164,757            19,404
                                                                         ---------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         305,958           (64,879)
   Realized gain distribution from The Trusts.....................              --                --
                                                                         ---------         ---------
  Net realized gain (loss)........................................         305,958           (64,879)
                                                                         ---------         ---------

  Change in unrealized appreciation (depreciation) of investments.        (846,068)         (672,002)
                                                                         ---------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (540,110)         (736,881)
                                                                         ---------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $(375,353)        $(717,477)
                                                                         =========         =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   LAZARD RETIREMENT                      MFS(R) INVESTORS
                                                                   EMERGING MARKETS  MFS(R) INTERNATIONAL   GROWTH STOCK
                                                                   EQUITY PORTFOLIO    VALUE PORTFOLIO         SERIES
                                                                   ----------------- -------------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $   713,893        $   248,760          $  1,417
  Expenses:
   Less: Asset-based charges......................................        107,643             54,114             2,781
                                                                      -----------        -----------          --------

NET INVESTMENT INCOME (LOSS)......................................        606,250            194,646            (1,364)
                                                                      -----------        -----------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (761,579)         1,123,735            23,050
   Realized gain distribution from The Trusts.....................             --                 --                --
                                                                      -----------        -----------          --------
  Net realized gain (loss)........................................       (761,579)         1,123,735            23,050
                                                                      -----------        -----------          --------

  Change in unrealized appreciation (depreciation) of investments.     (6,737,484)        (1,955,515)          (26,547)
                                                                      -----------        -----------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (7,499,063)          (831,780)           (3,497)
                                                                      -----------        -----------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(6,892,813)       $  (637,134)         $ (4,861)
                                                                      ===========        ===========          ========

                                                                   MFS(R) INVESTORS MFS(R) UTILITIES    MULTIMANAGER
                                                                     TRUST SERIES        SERIES      AGGRESSIVE EQUITY*
                                                                   ---------------- ---------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 1,257          $ 15,270        $    552,253
  Expenses:
   Less: Asset-based charges......................................         548                --           1,991,481
                                                                       -------          --------        ------------

NET INVESTMENT INCOME (LOSS)......................................         709            15,270          (1,439,228)
                                                                       -------          --------        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       1,583            (9,103)          5,345,818
   Realized gain distribution from The Trusts.....................          --                --                  --
                                                                       -------          --------        ------------
  Net realized gain (loss)........................................       1,583            (9,103)          5,345,818
                                                                       -------          --------        ------------

  Change in unrealized appreciation (depreciation) of investments.      (8,458)           (5,618)        (26,865,077)
                                                                       -------          --------        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (6,875)          (14,721)        (21,519,259)
                                                                       -------          --------        ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(6,166)         $    549        $(22,958,487)
                                                                       =======          ========        ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                       MULTIMANAGER
                                                                   MULTIMANAGER     MULTIMANAGER      LARGE CAP CORE
                                                                    CORE BOND*  INTERNATIONAL EQUITY*    EQUITY*
                                                                   ------------ --------------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 2,493,092       $   789,599        $  37,740
  Expenses:
   Less: Asset-based charges......................................     346,870           180,838           23,782
                                                                   -----------       -----------        ---------

NET INVESTMENT INCOME (LOSS)......................................   2,146,222           608,761           13,958
                                                                   -----------       -----------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   1,094,063        (5,176,910)         (96,376)
   Realized gain distribution from The Trusts.....................   3,058,092                --               --
                                                                   -----------       -----------        ---------
  Net realized gain (loss)........................................   4,152,155        (5,176,910)         (96,376)
                                                                   -----------       -----------        ---------

  Change in unrealized appreciation (depreciation) of investments.  (1,185,119)       (4,214,261)        (640,383)
                                                                   -----------       -----------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   2,967,036        (9,391,171)        (736,759)
                                                                   -----------       -----------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ 5,113,258       $(8,782,410)       $(722,801)
                                                                   ===========       ===========        =========

                                                                     MULTIMANAGER    MULTIMANAGER    MULTIMANAGER
                                                                   LARGE CAP VALUE* MID CAP GROWTH* MID CAP VALUE*
                                                                   ---------------- --------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $   327,361      $        --    $    33,187
  Expenses:
   Less: Asset-based charges......................................       108,102          101,502        190,155
                                                                     -----------      -----------    -----------

NET INVESTMENT INCOME (LOSS)......................................       219,259         (101,502)      (156,968)
                                                                     -----------      -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (1,531,056)         889,924      1,715,263
   Realized gain distribution from The Trusts.....................            --               --             --
                                                                     -----------      -----------    -----------
  Net realized gain (loss)........................................    (1,531,056)         889,924      1,715,263
                                                                     -----------      -----------    -----------

  Change in unrealized appreciation (depreciation) of investments.      (366,505)      (2,926,611)    (8,933,727)
                                                                     -----------      -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (1,897,561)      (2,036,687)    (7,218,464)
                                                                     -----------      -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(1,678,302)     $(2,138,189)   $(7,375,432)
                                                                     ===========      ===========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                      MULTIMANAGER      MULTIMANAGER      MULTIMANAGER
                                                                   MULTI-SECTOR BOND* SMALL CAP GROWTH* SMALL CAP VALUE*
                                                                   ------------------ ----------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 4,573,254        $        --      $    46,610
  Expenses:
   Less: Asset-based charges......................................        516,458             13,331           91,829
                                                                      -----------        -----------      -----------

NET INVESTMENT INCOME (LOSS)......................................      4,056,796            (13,331)         (45,219)
                                                                      -----------        -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (7,755,380)           285,107         (476,243)
   Realized gain distribution from The Trusts.....................             --                 --               --
                                                                      -----------        -----------      -----------
  Net realized gain (loss)........................................     (7,755,380)           285,107         (476,243)
                                                                      -----------        -----------      -----------

  Change in unrealized appreciation (depreciation) of investments.      9,280,591         (1,519,093)      (2,028,014)
                                                                      -----------        -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      1,525,211         (1,233,986)      (2,504,257)
                                                                      -----------        -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 5,582,007        $(1,247,317)     $(2,549,476)
                                                                      ===========        ===========      ===========

                                                                   MULTIMANAGER  MUTUAL SHARES  NATURAL RESOURCES
                                                                   TECHNOLOGY*  SECURITIES FUND     PORTFOLIO
                                                                   ------------ --------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $        --     $ 190,781       $        --
  Expenses:
   Less: Asset-based charges......................................     327,263        13,498                --
                                                                   -----------     ---------       -----------

NET INVESTMENT INCOME (LOSS)......................................    (327,263)      177,283                --
                                                                   -----------     ---------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   3,498,492       153,770         3,357,436
   Realized gain distribution from The Trusts.....................          --            --                --
                                                                   -----------     ---------       -----------
  Net realized gain (loss)........................................   3,498,492       153,770         3,357,436
                                                                   -----------     ---------       -----------

  Change in unrealized appreciation (depreciation) of investments.  (6,908,850)     (461,375)       (9,654,001)
                                                                   -----------     ---------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (3,410,358)     (307,605)       (6,296,565)
                                                                   -----------     ---------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(3,737,621)    $(130,322)      $(6,296,565)
                                                                   ===========     =========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                       PIMCO VARIABLE     PIMCO VARIABLE  PIMCO VARIABLE
                                                                      INSURANCE TRUST     INSURANCE TRUST INSURANCE TRUST
                                                                   COMMODITYREALRETURN(R)   REAL RETURN    TOTAL RETURN
                                                                     STRATEGY PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                   ---------------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 1,010,985         $  293,635      $1,209,106
  Expenses:
   Less: Asset-based charges......................................           26,549             27,433         107,320
                                                                        -----------         ----------      ----------

NET INVESTMENT INCOME (LOSS)......................................          984,436            266,202       1,101,786
                                                                        -----------         ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         (144,987)           234,061        (839,898)
   Realized gain distribution from The Trusts.....................               --            767,784         799,084
                                                                        -----------         ----------      ----------
  Net realized gain (loss)........................................         (144,987)         1,001,845         (40,814)
                                                                        -----------         ----------      ----------

  Change in unrealized appreciation (depreciation) of investments.       (1,636,915)           419,988         280,072
                                                                        -----------         ----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (1,781,902)         1,421,833         239,258
                                                                        -----------         ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $  (797,466)        $1,688,035      $1,341,044
                                                                        ===========         ==========      ==========

                                                                   T. ROWE PRICE   T. ROWE PRICE
                                                                   EQUITY INCOME  HEALTH SCIENCES TARGET 2015
                                                                   PORTFOLIO - II    PORTFOLIO    ALLOCATION*
                                                                   -------------- --------------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 129,223       $     --      $  97,057
  Expenses:
   Less: Asset-based charges......................................      39,288             --             --
                                                                     ---------       --------      ---------

NET INVESTMENT INCOME (LOSS)......................................      89,935             --         97,057
                                                                     ---------       --------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      70,704         34,014         69,949
   Realized gain distribution from The Trusts.....................          --             --         83,499
                                                                     ---------       --------      ---------
  Net realized gain (loss)........................................      70,704         34,014        153,448
                                                                     ---------       --------      ---------

  Change in unrealized appreciation (depreciation) of investments.    (448,233)        66,205       (471,455)
                                                                     ---------       --------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (377,529)       100,219       (318,007)
                                                                     ---------       --------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(287,594)      $100,219      $(220,950)
                                                                     =========       ========      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                           TEMPLETON
                                                                   TARGET 2025 TARGET 2035 TARGET 2045 DEVELOPING MARKETS
                                                                   ALLOCATION* ALLOCATION* ALLOCATION*  SECURITIES FUND
                                                                   ----------- ----------- ----------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 109,842   $ 103,578   $  15,217     $    67,529
  Expenses:
   Less: Asset-based charges......................................         --          --          --          28,398
                                                                    ---------   ---------   ---------     -----------

NET INVESTMENT INCOME (LOSS)......................................    109,842     103,578      15,217          39,131
                                                                    ---------   ---------   ---------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (18,422)     31,679      17,234          54,573
   Realized gain distribution from The Trusts.....................     42,120      40,435       9,321              --
                                                                    ---------   ---------   ---------     -----------
  Net realized gain (loss)........................................     23,698      72,114      26,555          54,573
                                                                    ---------   ---------   ---------     -----------

  Change in unrealized appreciation (depreciation) of investments.   (453,757)   (561,000)   (146,609)     (1,432,135)
                                                                    ---------   ---------   ---------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (430,059)   (488,886)   (120,054)     (1,377,562)
                                                                    ---------   ---------   ---------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(320,217)  $(385,308)  $(104,837)    $(1,338,431)
                                                                    =========   =========   =========     ===========

                                                                      TEMPLETON       TEMPLETON
                                                                     GLOBAL BOND       GROWTH
                                                                   SECURITIES FUND SECURITIES FUND
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 2,046,012      $  10,933
  Expenses:
   Less: Asset-based charges......................................       155,676          2,987
                                                                     -----------      ---------

NET INVESTMENT INCOME (LOSS)......................................     1,890,336          7,946
                                                                     -----------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (34,582)         4,299
   Realized gain distribution from The Trusts.....................       237,934             --
                                                                     -----------      ---------
  Net realized gain (loss)........................................       203,352          4,299
                                                                     -----------      ---------

  Change in unrealized appreciation (depreciation) of investments.    (4,487,218)      (134,884)
                                                                     -----------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (4,283,866)      (130,585)
                                                                     -----------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(2,393,530)     $(122,639)
                                                                     ===========      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                VANGUARD VARIABLE
                                                                   VAN ECK VIP  INSURANCE FUND -
                                                                   GLOBAL HARD    EQUITY INDEX
                                                                   ASSETS FUND      PORTFOLIO
                                                                   -----------  -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $    58,338      $ 78,191
  Expenses:
   Less: Asset-based charges......................................      40,177        28,144
                                                                   -----------      --------

NET INVESTMENT INCOME (LOSS)......................................      18,161        50,047
                                                                   -----------      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (91,776)       48,130
   Realized gain distribution from The Trusts.....................      70,440       154,378
                                                                   -----------      --------
  Net realized gain (loss)........................................     (21,336)      202,508
                                                                   -----------      --------

  Change in unrealized appreciation (depreciation) of investments.  (2,069,212)      (63,154)
                                                                   -----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (2,090,548)      139,354
                                                                   -----------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(2,072,387)     $189,401
                                                                   ===========      ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                   ALL ASSET           AMERICAN CENTURY VP
                                                                                ALLOCATION* (B)      MID CAP VALUE FUND (B)
                                                                            ----------------------  ------------------------
                                                                               2011        2010         2011         2010
                                                                            ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   67,620  $   19,243  $   162,490  $    68,760
  Net realized gain (loss) on investments..................................    173,925      47,668      505,545      152,710
  Change in unrealized appreciation (depreciation) of investments..........   (451,235)     30,071   (1,105,553)     691,623
                                                                            ----------  ----------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................   (209,690)     96,982     (437,518)     913,093
                                                                            ----------  ----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    923,046     175,375      660,846      115,500
   Transfers between funds including guaranteed interest account, net......  3,479,484   1,402,519    4,720,644   10,252,420
   Transfers for contract benefits and terminations........................    (39,121)       (320)    (329,617)     (56,869)
   Contract maintenance charges............................................   (202,310)    (14,745)    (204,106)     (28,721)
                                                                            ----------  ----------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  4,161,099   1,562,829    4,847,767   10,282,330
                                                                            ----------  ----------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         32          11           28           27
                                                                            ----------  ----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  3,951,441   1,659,822    4,410,277   11,195,450
NET ASSETS -- BEGINNING OF PERIOD..........................................  1,659,822          --   11,195,450           --
                                                                            ----------  ----------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $5,611,263  $1,659,822  $15,605,727  $11,195,450
                                                                            ==========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................         --          --           --           --
  Redeemed.................................................................         --          --           --           --
                                                                            ----------  ----------  -----------  -----------
  Net Increase (Decrease)..................................................         --          --           --           --
                                                                            ==========  ==========  ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................         46          17           --           --
  Redeemed.................................................................         (7)         (2)          --           --
                                                                            ----------  ----------  -----------  -----------
  Net Increase (Decrease)..................................................         39          15           --           --
                                                                            ==========  ==========  ===========  ===========

UNIT ACTIVITY CLASS II
  Issued...................................................................         --          --           89          130
  Redeemed.................................................................         --          --          (46)         (23)
                                                                            ----------  ----------  -----------  -----------
  Net Increase (Decrease)..................................................         --          --           43          107
                                                                            ==========  ==========  ===========  ===========

                                                                                  AXA AGGRESSIVE
                                                                                    ALLOCATION*
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  1,453,415  $  1,741,719
  Net realized gain (loss) on investments..................................   (1,874,559)  (10,195,862)
  Change in unrealized appreciation (depreciation) of investments..........   (9,471,609)   23,087,126
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................   (9,892,753)   14,632,983
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   17,276,783    21,372,344
   Transfers between funds including guaranteed interest account, net......   (8,474,775)   (5,822,090)
   Transfers for contract benefits and terminations........................   (4,777,994)   (4,654,591)
   Contract maintenance charges............................................   (8,165,375)   (8,547,175)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....   (4,141,361)    2,348,488
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (14,034,114)   16,981,471
NET ASSETS -- BEGINNING OF PERIOD..........................................  128,729,670   111,748,199
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $114,695,556  $128,729,670
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           71            99
  Redeemed.................................................................         (124)         (123)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................          (53)          (24)
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................           84            94
  Redeemed.................................................................          (53)          (53)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................           31            41
                                                                            ============  ============

UNIT ACTIVITY CLASS II
  Issued...................................................................           --            --
  Redeemed.................................................................           --            --
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................           --            --
                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 AXA BALANCED           AXA CONSERVATIVE
                                                                                   STRATEGY*               ALLOCATION*
                                                                            ----------------------  ------------------------
                                                                               2011        2010         2011         2010
                                                                            ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   53,123  $   20,601  $   617,905  $   563,552
  Net realized gain (loss) on investments..................................     68,373      22,117      549,304    1,226,554
  Change in unrealized appreciation (depreciation) of investments..........   (249,339)     36,451     (613,175)     152,914
                                                                            ----------  ----------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................   (127,843)     79,169      554,034    1,943,020
                                                                            ----------  ----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................  3,790,766     715,397    3,351,499    3,005,338
   Transfers between funds including guaranteed interest account, net......    (55,148)    932,167   10,180,021   (6,413,389)
   Transfers for contract benefits and terminations........................     (4,605)       (302)  (2,095,316)  (2,410,795)
   Contract maintenance charges............................................   (455,143)    (76,679)  (2,567,012)  (2,066,043)
                                                                            ----------  ----------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  3,275,870   1,570,583    8,869,192   (7,884,889)
                                                                            ----------  ----------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         --          --           --           --
                                                                            ----------  ----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  3,148,027   1,649,752    9,423,226   (5,941,869)
NET ASSETS -- BEGINNING OF PERIOD..........................................  1,657,346       7,594   29,224,614   35,166,483
                                                                            ----------  ----------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $4,805,373  $1,657,346  $38,647,840  $29,224,614
                                                                            ==========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................         --          --          157          115
  Redeemed.................................................................         --          --          (70)        (185)
                                                                            ----------  ----------  -----------  -----------
  Net Increase (Decrease)..................................................         --          --           87          (70)
                                                                            ==========  ==========  ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................         35          18           28           45
  Redeemed.................................................................         (6)         (3)         (24)         (34)
                                                                            ----------  ----------  -----------  -----------
  Net Increase (Decrease)..................................................         29          15            4           11
                                                                            ==========  ==========  ===========  ===========

                                                                              AXA CONSERVATIVE
                                                                              GROWTH STRATEGY*
                                                                            --------------------
                                                                               2011       2010
                                                                            ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   13,391  $  4,994
  Net realized gain (loss) on investments..................................     20,941     2,837
  Change in unrealized appreciation (depreciation) of investments..........    (51,482)    6,871
                                                                            ----------  --------

  Net Increase (decrease) in net assets from operations....................    (17,150)   14,702
                                                                            ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    641,568   205,525
   Transfers between funds including guaranteed interest account, net......    116,774   304,103
   Transfers for contract benefits and terminations........................     (4,858)       --
   Contract maintenance charges............................................   (128,036)  (26,348)
                                                                            ----------  --------

  Net increase (decrease) in net assets from contractowner transactions....    625,448   483,280
                                                                            ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         --        --
                                                                            ----------  --------

INCREASE (DECREASE) IN NET ASSETS..........................................    608,298   497,982
NET ASSETS -- BEGINNING OF PERIOD..........................................    505,622     7,640
                                                                            ----------  --------

NET ASSETS -- END OF PERIOD................................................ $1,113,920  $505,622
                                                                            ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................         --        --
  Redeemed.................................................................         --        --
                                                                            ----------  --------
  Net Increase (Decrease)..................................................         --        --
                                                                            ==========  ========

UNIT ACTIVITY CLASS B
  Issued...................................................................          7         5
  Redeemed.................................................................         (2)       --
                                                                            ----------  --------
  Net Increase (Decrease)..................................................          5         5
                                                                            ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                             AXA CONSERVATIVE     AXA CONSERVATIVE-PLUS
                                                                                 STRATEGY*             ALLOCATION*
                                                                            ------------------  ------------------------
                                                                              2011      2010        2011         2010
                                                                            --------  --------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $ 11,522  $  3,781  $   496,648  $   644,767
  Net realized gain (loss) on investments..................................    9,147     2,795      689,966      318,981
  Change in unrealized appreciation (depreciation) of investments..........  (17,204)   (3,162)  (1,464,065)   2,644,433
                                                                            --------  --------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................    3,465     3,414     (277,451)   3,608,181
                                                                            --------  --------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................  163,790   438,581    3,465,000    4,355,375
   Transfers between funds including guaranteed interest account, net......   87,712   271,242   (2,333,544)  (9,755,944)
   Transfers for contract benefits and terminations........................   (1,702)       --   (2,621,369)  (2,055,975)
   Contract maintenance charges............................................  (78,595)  (18,594)  (2,506,499)  (2,466,960)
                                                                            --------  --------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  171,205   691,229   (3,996,412)  (9,923,504)
                                                                            --------  --------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.       --        --           --           --
                                                                            --------  --------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  174,670   694,643   (4,273,863)  (6,315,323)
NET ASSETS -- BEGINNING OF PERIOD..........................................  695,778     1,135   37,969,446   44,284,769
                                                                            --------  --------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $870,448  $695,778  $33,695,583  $37,969,446
                                                                            ========  ========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................       --        --           57          113
  Redeemed.................................................................       --        --          (89)        (190)
                                                                            --------  --------  -----------  -----------
  Net Increase (Decrease)..................................................       --        --          (32)         (77)
                                                                            ========  ========  ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................        4         9           22           49
  Redeemed.................................................................       (2)       (3)         (19)         (42)
                                                                            --------  --------  -----------  -----------
  Net Increase (Decrease)..................................................        2         6            3            7
                                                                            ========  ========  ===========  ===========

                                                                                  AXA GROWTH
                                                                                   STRATEGY*
                                                                            ----------------------
                                                                               2011        2010
                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   70,985  $   22,832
  Net realized gain (loss) on investments..................................     93,275      32,027
  Change in unrealized appreciation (depreciation) of investments..........   (451,069)     86,172
                                                                            ----------  ----------

  Net Increase (decrease) in net assets from operations....................   (286,809)    141,031
                                                                            ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................  6,404,084   1,044,655
   Transfers between funds including guaranteed interest account, net......    100,732     969,299
   Transfers for contract benefits and terminations........................     (2,788)     (2,089)
   Contract maintenance charges............................................   (917,456)   (139,851)
                                                                            ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....  5,584,572   1,872,014
                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         --          --
                                                                            ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................  5,297,763   2,013,045
NET ASSETS -- BEGINNING OF PERIOD..........................................  2,171,913     158,868
                                                                            ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $7,469,676  $2,171,913
                                                                            ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................         --          --
  Redeemed.................................................................         --          --
                                                                            ----------  ----------
  Net Increase (Decrease)..................................................         --          --
                                                                            ==========  ==========

UNIT ACTIVITY CLASS B
  Issued...................................................................         55          20
  Redeemed.................................................................         (6)         (3)
                                                                            ----------  ----------
  Net Increase (Decrease)..................................................         49          17
                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     AXA MODERATE
                                                                                      ALLOCATION*
                                                                            ------------------------------
                                                                                 2011            2010
                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   12,880,463  $   20,362,895
  Net realized gain (loss) on investments..................................     19,805,679      19,116,524
  Change in unrealized appreciation (depreciation) of investments..........    (61,782,795)     65,996,783
                                                                            --------------  --------------

  Net Increase (decrease) in net assets from operations....................    (29,096,653)    105,476,202
                                                                            --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................     81,465,154      95,847,957
   Transfers between funds including guaranteed interest account, net......    (38,319,530)    (23,260,880)
   Transfers for contract benefits and terminations........................    (60,761,027)    (66,758,989)
   Contract maintenance charges............................................    (81,572,389)    (84,622,154)
                                                                            --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions....    (99,187,792)    (78,794,066)
                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.             --              --
                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................   (128,284,445)     26,682,136
NET ASSETS -- BEGINNING OF PERIOD..........................................  1,176,374,982   1,149,692,846
                                                                            --------------  --------------

NET ASSETS -- END OF PERIOD................................................ $1,048,090,537  $1,176,374,982
                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................             99              99
  Redeemed.................................................................           (279)           (266)
                                                                            --------------  --------------
  Net Increase (Decrease)..................................................           (180)           (167)
                                                                            ==============  ==============

UNIT ACTIVITY CLASS B
  Issued...................................................................            112             212
  Redeemed.................................................................            (97)           (107)
                                                                            --------------  --------------
  Net Increase (Decrease)..................................................             15             105
                                                                            ==============  ==============

                                                                                  AXA MODERATE             AXA MODERATE-PLUS
                                                                                GROWTH STRATEGY*              ALLOCATION*
                                                                            ------------------------  --------------------------
                                                                                2011         2010         2011          2010
                                                                            -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   209,457  $   103,872  $  4,974,381  $  5,901,985
  Net realized gain (loss) on investments..................................     316,331       75,551    (1,729,714)   (3,453,681)
  Change in unrealized appreciation (depreciation) of investments..........  (1,133,779)     558,808   (23,005,579)   37,688,259
                                                                            -----------  -----------  ------------  ------------

  Net Increase (decrease) in net assets from operations....................    (607,991)     738,231   (19,760,912)   40,136,563
                                                                            -----------  -----------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................  11,244,154    3,025,047    53,380,452    68,033,655
   Transfers between funds including guaranteed interest account, net......   1,496,685    3,037,333   (20,855,819)   (8,907,862)
   Transfers for contract benefits and terminations........................    (163,226)      (9,709)  (14,948,235)  (14,360,487)
   Contract maintenance charges............................................  (2,083,453)    (508,805)  (26,393,133)  (26,840,535)
                                                                            -----------  -----------  ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  10,494,160    5,543,866    (8,816,735)   17,924,771
                                                                            -----------  -----------  ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --            --        13,498
                                                                            -----------  -----------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................   9,886,169    6,282,097   (28,577,647)   58,074,832
NET ASSETS -- BEGINNING OF PERIOD..........................................  10,098,177    3,816,080   395,674,660   337,599,828
                                                                            -----------  -----------  ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $19,984,346  $10,098,177  $367,097,013  $395,674,660
                                                                            ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          --           --           151           191
  Redeemed.................................................................          --           --          (261)         (211)
                                                                            -----------  -----------  ------------  ------------
  Net Increase (Decrease)..................................................          --           --          (110)          (20)
                                                                            ===========  ===========  ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................         102           61           169           268
  Redeemed.................................................................          (8)          (9)          (94)          (97)
                                                                            -----------  -----------  ------------  ------------
  Net Increase (Decrease)..................................................          94           52            75           171
                                                                            ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                AXA TACTICAL         AXA TACTICAL
                                                                             MANAGER 2000* (B)     MANAGER 400* (B)
                                                                            -------------------  --------------------
                                                                               2011      2010       2011       2010
                                                                            ---------  --------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  (2,990) $   (311) $  (10,084) $ (1,104)
  Net realized gain (loss) on investments..................................    20,410    23,491      67,371    17,897
  Change in unrealized appreciation (depreciation) of investments..........  (121,001)   35,013    (357,797)   82,315
                                                                            ---------  --------  ----------  --------

  Net Increase (decrease) in net assets from operations....................  (103,581)   58,193    (300,510)   99,108
                                                                            ---------  --------  ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   204,557    53,671     279,543    56,088
   Transfers between funds including guaranteed interest account, net......   259,700   488,641   1,703,347   654,825
   Transfers for contract benefits and terminations........................   (17,346)     (357)     (6,493)     (368)
   Contract maintenance charges............................................   (33,815)   (6,018)    (63,181)   (5,313)
                                                                            ---------  --------  ----------  --------

  Net increase (decrease) in net assets from contractowner transactions....   413,096   535,937   1,913,216   705,232
                                                                            ---------  --------  ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         4         8          28        11
                                                                            ---------  --------  ----------  --------

INCREASE (DECREASE) IN NET ASSETS..........................................   309,519   594,138   1,612,734   804,351
NET ASSETS -- BEGINNING OF PERIOD..........................................   594,138        --     804,351        --
                                                                            ---------  --------  ----------  --------

NET ASSETS -- END OF PERIOD................................................ $ 903,657  $594,138  $2,417,085  $804,351
                                                                            =========  ========  ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................         6         7          22         8
  Redeemed.................................................................        (2)       (1)         (5)       --
                                                                            ---------  --------  ----------  --------
  Net Increase (Decrease)..................................................         4         6          17         8
                                                                            =========  ========  ==========  ========

                                                                                AXA TACTICAL
                                                                              MANAGER 500* (B)
                                                                            --------------------
                                                                               2011       2010
                                                                            ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    2,288  $    924
  Net realized gain (loss) on investments..................................     49,230    11,886
  Change in unrealized appreciation (depreciation) of investments..........    (99,402)   53,698
                                                                            ----------  --------

  Net Increase (decrease) in net assets from operations....................    (47,884)   66,508
                                                                            ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    225,459    71,908
   Transfers between funds including guaranteed interest account, net......    538,678   494,624
   Transfers for contract benefits and terminations........................    (36,838)   (2,696)
   Contract maintenance charges............................................    (47,708)  (12,632)
                                                                            ----------  --------

  Net increase (decrease) in net assets from contractowner transactions....    679,591   551,204
                                                                            ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          4         6
                                                                            ----------  --------

INCREASE (DECREASE) IN NET ASSETS..........................................    631,711   617,718
NET ASSETS -- BEGINNING OF PERIOD..........................................    617,718        --
                                                                            ----------  --------

NET ASSETS -- END OF PERIOD................................................ $1,249,429  $617,718
                                                                            ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................         10         6
  Redeemed.................................................................         (4)       --
                                                                            ----------  --------
  Net Increase (Decrease)..................................................          6         6
                                                                            ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            AXA TACTICAL MANAGER     BLACKROCK GLOBAL
                                                                             INTERNATIONAL* (B)   ALLOCATION V.I. FUND (B)
                                                                            --------------------  ----------------------
                                                                               2011       2010       2011         2010
                                                                            ----------  --------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   18,991  $  2,117  $  207,945   $   15,477
  Net realized gain (loss) on investments..................................     (2,737)    3,681     114,405       11,248
  Change in unrealized appreciation (depreciation) of investments..........   (196,454)   18,350    (791,401)      24,490
                                                                            ----------  --------  ----------   ----------

  Net Increase (decrease) in net assets from operations....................   (180,200)   24,148    (469,051)      51,215
                                                                            ----------  --------  ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    165,118    47,330     283,204        5,471
   Transfers between funds including guaranteed interest account, net......  1,048,505   459,917   5,827,129    1,337,449
   Transfers for contract benefits and terminations........................    (11,867)     (443)         --           --
   Contract maintenance charges............................................    (39,172)   (6,822)    (47,539)      (2,191)
                                                                            ----------  --------  ----------   ----------

  Net increase (decrease) in net assets from contractowner transactions....  1,162,584   499,982   6,062,794    1,340,729
                                                                            ----------  --------  ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         12         7          --           --
                                                                            ----------  --------  ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..........................................    982,396   524,137   5,593,743    1,391,944
NET ASSETS -- BEGINNING OF PERIOD..........................................    524,137        --   1,391,944           --
                                                                            ----------  --------  ----------   ----------

NET ASSETS -- END OF PERIOD................................................ $1,506,533  $524,137  $6,985,687   $1,391,944
                                                                            ==========  ========  ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................         --        --          --           --
  Redeemed.................................................................         --        --          --           --
                                                                            ----------  --------  ----------   ----------
  Net Increase (Decrease)..................................................         --        --          --           --
                                                                            ==========  ========  ==========   ==========

UNIT ACTIVITY CLASS B
  Issued...................................................................         15         6          --           --
  Redeemed.................................................................         (3)       (1)         --           --
                                                                            ----------  --------  ----------   ----------
  Net Increase (Decrease)..................................................         12         5          --           --
                                                                            ==========  ========  ==========   ==========

UNIT ACTIVITY CLASS III
  Issued...................................................................         --        --         104           21
  Redeemed.................................................................         --        --         (27)          (4)
                                                                            ----------  --------  ----------   ----------
  Net Increase (Decrease)..................................................         --        --          77           17
                                                                            ==========  ========  ==========   ==========

                                                                            EQ/ALLIANCEBERNSTEIN SMALL
                                                                                    CAP GROWTH*
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   (893,668) $   (731,327)
  Net realized gain (loss) on investments..................................   13,297,764      (919,771)
  Change in unrealized appreciation (depreciation) of investments..........  (13,897,935)   52,128,365
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................   (1,493,839)   50,477,267
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   10,175,717    14,468,282
   Transfers between funds including guaranteed interest account, net......   (3,885,497)   (2,572,058)
   Transfers for contract benefits and terminations........................  (13,685,096)  (12,929,624)
   Contract maintenance charges............................................   (8,689,917)   (8,877,846)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (16,084,793)   (9,911,246)
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (17,578,632)   40,566,021
NET ASSETS -- BEGINNING OF PERIOD..........................................  202,297,735   161,731,714
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $184,719,103  $202,297,735
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           85            74
  Redeemed.................................................................         (130)         (108)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................          (45)          (34)
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................           14            18
  Redeemed.................................................................          (40)          (38)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................          (26)          (20)
                                                                            ============  ============

UNIT ACTIVITY CLASS III
  Issued...................................................................           --            --
  Redeemed.................................................................           --            --
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................           --            --
                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                   EQ/BLACKROCK            EQ/BOSTON ADVISORS
                                                                                BASIC VALUE EQUITY*          EQUITY INCOME*
                                                                            --------------------------  ------------------------
                                                                                2011          2010          2011         2010
                                                                            ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  1,662,816  $  1,621,421  $   219,919  $   226,970
  Net realized gain (loss) on investments..................................     (205,881)   (4,408,364)     369,704     (187,949)
  Change in unrealized appreciation (depreciation) of investments..........   (8,200,922)   22,410,257     (551,183)   1,463,509
                                                                            ------------  ------------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................   (6,743,987)   19,623,314       38,440    1,502,530
                                                                            ------------  ------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   12,924,600    16,901,902    1,284,899    1,291,359
   Transfers between funds including guaranteed interest account, net......   (1,916,334)   11,004,170      680,923     (321,168)
   Transfers for contract benefits and terminations........................  (18,212,777)  (11,300,152)    (756,385)    (452,936)
   Contract maintenance charges............................................   (9,068,253)   (9,273,492)    (661,838)    (667,181)
                                                                            ------------  ------------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (16,272,764)    7,332,428      547,599     (149,926)
                                                                            ------------  ------------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --           --           --
                                                                            ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (23,016,751)   26,955,742      586,039    1,352,604
NET ASSETS -- BEGINNING OF PERIOD..........................................  189,230,257   162,274,515   11,400,816   10,048,212
                                                                            ------------  ------------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $166,213,506  $189,230,257  $11,986,855  $11,400,816
                                                                            ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           65            80           19           11
  Redeemed.................................................................          (55)          (23)         (20)         (16)
                                                                            ------------  ------------  -----------  -----------
  Net Increase (Decrease)..................................................           10            57           (1)          (5)
                                                                            ============  ============  ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................           92           127           24           13
  Redeemed.................................................................         (164)         (110)         (17)         (11)
                                                                            ------------  ------------  -----------  -----------
  Net Increase (Decrease)..................................................          (72)           17            7            2
                                                                            ============  ============  ===========  ===========

                                                                            EQ/CALVERT SOCIALLY
                                                                               RESPONSIBLE*
                                                                            ------------------
                                                                              2011      2010
                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  1,047  $ (1,739)
  Net realized gain (loss) on investments..................................    9,942    10,822
  Change in unrealized appreciation (depreciation) of investments..........  (12,441)   68,394
                                                                            --------  --------

  Net Increase (decrease) in net assets from operations....................   (1,452)   77,477
                                                                            --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................  100,233   103,440
   Transfers between funds including guaranteed interest account, net......   (5,840)   16,647
   Transfers for contract benefits and terminations........................  (28,540)  (22,623)
   Contract maintenance charges............................................  (49,232)  (48,726)
                                                                            --------  --------

  Net increase (decrease) in net assets from contractowner transactions....   16,621    48,738
                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.       --        --
                                                                            --------  --------

INCREASE (DECREASE) IN NET ASSETS..........................................   15,169   126,215
NET ASSETS -- BEGINNING OF PERIOD..........................................  727,119   600,904
                                                                            --------  --------

NET ASSETS -- END OF PERIOD................................................ $742,288  $727,119
                                                                            ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................       --        --
  Redeemed.................................................................       --        --
                                                                            --------  --------
  Net Increase (Decrease)..................................................       --        --
                                                                            ========  ========

UNIT ACTIVITY CLASS B
  Issued...................................................................        2         3
  Redeemed.................................................................       (2)       (2)
                                                                            --------  --------
  Net Increase (Decrease)..................................................       --         1
                                                                            ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                    EQ/CAPITAL
                                                                                GUARDIAN RESEARCH*
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    232,879  $    247,659
  Net realized gain (loss) on investments..................................      (99,949)   (2,792,609)
  Change in unrealized appreciation (depreciation) of investments..........    3,171,368    15,204,011
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................    3,304,298    12,659,061
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    5,657,784     7,501,205
   Transfers between funds including guaranteed interest account, net......   (5,295,178)   (7,668,919)
   Transfers for contract benefits and terminations........................   (8,840,782)   (5,460,999)
   Contract maintenance charges............................................   (5,148,726)   (5,442,111)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (13,626,902)  (11,070,824)
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (10,322,604)    1,588,237
NET ASSETS -- BEGINNING OF PERIOD..........................................   93,328,560    91,740,323
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $ 83,005,956  $ 93,328,560
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           17            11
  Redeemed.................................................................          (20)           (7)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................           (3)            4
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................           40            29
  Redeemed.................................................................         (137)         (123)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................          (97)          (94)
                                                                            ============  ============

                                                                                    EQ/COMMON STOCK
                                                                                        INDEX*
                                                                            ------------------------------
                                                                                 2011            2010
                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   12,427,112  $   12,695,385
  Net realized gain (loss) on investments..................................    (25,429,885)    (50,755,384)
  Change in unrealized appreciation (depreciation) of investments..........     18,189,546     232,364,042
                                                                            --------------  --------------

  Net Increase (decrease) in net assets from operations....................      5,186,773     194,304,043
                                                                            --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................     90,246,392     107,138,377
   Transfers between funds including guaranteed interest account, net......    (53,925,810)    (56,845,318)
   Transfers for contract benefits and terminations........................    (88,786,117)    (79,081,415)
   Contract maintenance charges............................................    (98,862,550)   (104,845,223)
                                                                            --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions....   (151,328,085)   (133,633,579)
                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         35,000         159,996
                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................   (146,106,312)     60,830,460
NET ASSETS -- BEGINNING OF PERIOD..........................................  1,420,255,516   1,359,425,056
                                                                            --------------  --------------

NET ASSETS -- END OF PERIOD................................................ $1,274,149,204  $1,420,255,516
                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................             87              68
  Redeemed.................................................................           (308)           (283)
                                                                            --------------  --------------
  Net Increase (Decrease)..................................................           (221)           (215)
                                                                            ==============  ==============

UNIT ACTIVITY CLASS B
  Issued...................................................................             81              91
  Redeemed.................................................................           (188)           (148)
                                                                            --------------  --------------
  Net Increase (Decrease)..................................................           (107)            (57)
                                                                            ==============  ==============

                                                                                  EQ/CORE BOND
                                                                                     INDEX*
                                                                            ------------------------
                                                                                2011         2010
                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   932,323  $ 1,131,431
  Net realized gain (loss) on investments..................................    (439,439)    (402,507)
  Change in unrealized appreciation (depreciation) of investments..........   1,958,498    2,150,177
                                                                            -----------  -----------

  Net Increase (decrease) in net assets from operations....................   2,451,382    2,879,101
                                                                            -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   4,694,918    5,203,734
   Transfers between funds including guaranteed interest account, net......  (2,277,680)    (986,868)
   Transfers for contract benefits and terminations........................  (3,027,179)  (2,140,202)
   Contract maintenance charges............................................  (3,020,742)  (3,291,710)
                                                                            -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (3,630,683)  (1,215,046)
                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --
                                                                            -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (1,179,301)   1,664,055
NET ASSETS -- BEGINNING OF PERIOD..........................................  55,359,127   53,695,072
                                                                            -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $54,179,826  $55,359,127
                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          46           68
  Redeemed.................................................................         (67)         (64)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................         (21)           4
                                                                            ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................          22           28
  Redeemed.................................................................         (27)         (42)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................          (5)         (14)
                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                   EQ/EQUITY 500
                                                                                      INDEX*
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  6,905,357  $  6,341,164
  Net realized gain (loss) on investments..................................    3,835,219    (5,047,436)
  Change in unrealized appreciation (depreciation) of investments..........   (3,450,003)   69,628,822
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................    7,290,573    70,922,550
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   31,195,846    51,965,754
   Transfers between funds including guaranteed interest account, net......  (18,749,711)   (7,719,392)
   Transfers for contract benefits and terminations........................  (58,287,285)  (45,059,316)
   Contract maintenance charges............................................  (29,863,860)  (31,947,804)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (75,705,010)  (32,760,758)
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (68,414,437)   38,161,792
NET ASSETS -- BEGINNING OF PERIOD..........................................  566,634,566   528,472,774
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $498,220,129  $566,634,566
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          181           134
  Redeemed.................................................................         (366)         (239)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................         (185)         (105)
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................          212           209
  Redeemed.................................................................         (269)         (224)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................          (57)          (15)
                                                                            ============  ============

                                                                                     EQ/EQUITY              EQ/GAMCO MERGERS
                                                                                   GROWTH PLUS*            AND ACQUISITIONS*
                                                                            --------------------------  -----------------------
                                                                                2011          2010          2011        2010
                                                                            ------------  ------------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    (40,267) $     (3,552) $   (16,273) $  (33,949)
  Net realized gain (loss) on investments..................................   (1,243,182)   (4,404,735)     636,031     466,433
  Change in unrealized appreciation (depreciation) of investments..........   (5,332,370)   20,982,358     (544,667)    300,601
                                                                            ------------  ------------  -----------  ----------

  Net Increase (decrease) in net assets from operations....................   (6,615,819)   16,574,071       75,091     733,085
                                                                            ------------  ------------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    8,577,105    12,418,085    1,050,530     855,261
   Transfers between funds including guaranteed interest account, net......  (17,159,214)  (18,502,548)   2,143,800   2,283,140
   Transfers for contract benefits and terminations........................   (6,524,186)   (7,072,749)    (235,183)   (336,269)
   Contract maintenance charges............................................   (6,064,481)   (6,744,738)    (440,973)   (337,090)
                                                                            ------------  ------------  -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....  (21,170,776)  (19,901,950)   2,518,174   2,465,042
                                                                            ------------  ------------  -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --           --          47
                                                                            ------------  ------------  -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (27,786,595)   (3,327,879)   2,593,265   3,198,174
NET ASSETS -- BEGINNING OF PERIOD..........................................  125,137,983   128,465,862    9,798,079   6,599,905
                                                                            ------------  ------------  -----------  ----------

NET ASSETS -- END OF PERIOD................................................ $ 97,351,388  $125,137,983  $12,391,344  $9,798,079
                                                                            ============  ============  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           30            11           17           2
  Redeemed.................................................................          (60)          (34)         (10)         --
                                                                            ------------  ------------  -----------  ----------
  Net Increase (Decrease)..................................................          (30)          (23)           7           2
                                                                            ============  ============  ===========  ==========

UNIT ACTIVITY CLASS B
  Issued...................................................................           36            41           40          51
  Redeemed.................................................................         (137)         (157)         (25)        (29)
                                                                            ------------  ------------  -----------  ----------
  Net Increase (Decrease)..................................................         (101)         (116)          15          22
                                                                            ============  ============  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                  EQ/GAMCO SMALL               EQ/GLOBAL
                                                                                  COMPANY VALUE*               BOND PLUS*
                                                                            -------------------------  -------------------------
                                                                                2011          2010         2011          2010
                                                                            ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   (242,053) $    48,939  $    750,063  $   884,508
  Net realized gain (loss) on investments..................................    8,777,522    1,380,135       638,364     (381,781)
  Change in unrealized appreciation (depreciation) of investments..........  (12,378,086)  18,093,960      (106,388)   1,697,159
                                                                            ------------  -----------  ------------  -----------

  Net Increase (decrease) in net assets from operations....................   (3,842,617)  19,523,034     1,282,039    2,199,886
                                                                            ------------  -----------  ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    8,612,384    7,127,888     2,264,547    4,536,772
   Transfers between funds including guaranteed interest account, net......   (2,130,353)  23,314,445     2,382,941    1,570,757
   Transfers for contract benefits and terminations........................   (3,830,252)  (2,648,196)  (14,149,074)  (5,600,692)
   Contract maintenance charges............................................   (4,084,204)  (3,265,785)   (1,387,672)  (1,605,506)
                                                                            ------------  -----------  ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions....   (1,432,425)  24,528,352   (10,889,258)  (1,098,669)
                                                                            ------------  -----------  ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --           --             3           --
                                                                            ------------  -----------  ------------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................   (5,275,042)  44,051,386    (9,607,216)   1,101,217
NET ASSETS -- BEGINNING OF PERIOD..........................................   95,093,759   51,042,373    33,233,810   32,132,593
                                                                            ------------  -----------  ------------  -----------

NET ASSETS -- END OF PERIOD................................................ $ 89,818,717  $95,093,759  $ 23,626,594  $33,233,810
                                                                            ============  ===========  ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           56           21           257          161
  Redeemed.................................................................          (30)          (1)         (331)        (171)
                                                                            ------------  -----------  ------------  -----------
  Net Increase (Decrease)..................................................           26           20           (74)         (10)
                                                                            ============  ===========  ============  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................          160          286            14           25
  Redeemed.................................................................         (200)        (103)          (19)         (23)
                                                                            ------------  -----------  ------------  -----------
  Net Increase (Decrease)..................................................          (40)         183            (5)           2
                                                                            ============  ===========  ============  ===========

                                                                                     EQ/GLOBAL
                                                                               MULTI-SECTOR EQUITY*
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  2,712,794  $  1,595,808
  Net realized gain (loss) on investments..................................  (11,844,797)  (24,503,958)
  Change in unrealized appreciation (depreciation) of investments..........  (15,125,579)   46,739,859
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................  (24,257,582)   23,831,709
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   12,355,321    23,114,402
   Transfers between funds including guaranteed interest account, net......  (23,791,296)  (30,121,038)
   Transfers for contract benefits and terminations........................  (14,497,638)  (17,822,336)
   Contract maintenance charges............................................   (9,568,051)  (10,973,451)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (35,501,664)  (35,802,423)
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (59,759,246)  (11,970,714)
NET ASSETS -- BEGINNING OF PERIOD..........................................  225,015,680   236,986,394
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $165,256,434  $225,015,680
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           30            22
  Redeemed.................................................................          (26)          (17)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................            4             5
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................           58           151
  Redeemed.................................................................         (224)         (331)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................         (166)         (180)
                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                  EQ/INTERMEDIATE
                                                                                    GOVERNMENT              EQ/INTERNATIONAL
                                                                                    BOND INDEX*                CORE PLUS*
                                                                            --------------------------  ------------------------
                                                                                2011          2010          2011         2010
                                                                            ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    173,730  $    996,933  $   781,547  $   450,706
  Net realized gain (loss) on investments..................................      425,522       298,989      480,501   (2,303,948)
  Change in unrealized appreciation (depreciation) of investments..........    4,393,956     3,429,412   (6,969,383)   4,731,667
                                                                            ------------  ------------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................    4,993,208     4,725,334   (5,707,335)   2,878,425
                                                                            ------------  ------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    7,414,405     8,187,638    2,410,847    2,774,394
   Transfers between funds including guaranteed interest account, net......   (5,009,754)   (8,599,882)    (351,323)   1,657,965
   Transfers for contract benefits and terminations........................   (4,921,767)   (5,573,588)  (1,043,367)  (1,055,939)
   Contract maintenance charges............................................   (6,823,436)   (7,652,365)  (1,305,973)  (1,349,762)
                                                                            ------------  ------------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....   (9,340,552)  (13,638,197)    (289,816)   2,026,658
                                                                            ------------  ------------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --           --           --
                                                                            ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................   (4,347,344)   (8,912,863)  (5,997,151)   4,905,083
NET ASSETS -- BEGINNING OF PERIOD..........................................  105,111,228   114,024,091   32,854,876   27,949,793
                                                                            ------------  ------------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $100,763,884  $105,111,228  $26,857,725  $32,854,876
                                                                            ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           77           176           14           15
  Redeemed.................................................................          (93)         (232)         (14)          (6)
                                                                            ------------  ------------  -----------  -----------
  Net Increase (Decrease)..................................................          (16)          (56)          --            9
                                                                            ============  ============  ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................           10            71           61           71
  Redeemed.................................................................          (32)          (72)         (65)         (68)
                                                                            ------------  ------------  -----------  -----------
  Net Increase (Decrease)..................................................          (22)           (1)          (4)           3
                                                                            ============  ============  ===========  ===========

                                                                                 EQ/INTERNATIONAL
                                                                                   EQUITY INDEX*
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  9,153,021  $  7,839,042
  Net realized gain (loss) on investments..................................   (5,990,514)   (8,594,774)
  Change in unrealized appreciation (depreciation) of investments..........  (49,282,418)   18,679,628
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................  (46,119,911)   17,923,896
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   25,897,878    34,315,344
   Transfers between funds including guaranteed interest account, net......  (22,804,866)  (27,915,125)
   Transfers for contract benefits and terminations........................  (25,040,624)  (28,302,121)
   Contract maintenance charges............................................  (24,212,585)  (26,444,290)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (46,160,197)  (48,346,192)
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (92,280,108)  (30,422,296)
NET ASSETS -- BEGINNING OF PERIOD..........................................  412,044,801   442,467,097
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $319,764,693  $412,044,801
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           79            95
  Redeemed.................................................................         (358)         (407)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................         (279)         (312)
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................           32            29
  Redeemed.................................................................          (68)          (71)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................          (36)          (42)
                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 EQ/INTERNATIONAL              EQ/JPMORGAN
                                                                                    VALUE PLUS*           VALUE OPPORTUNITIES*
                                                                            --------------------------  ------------------------
                                                                                2011          2010          2011         2010
                                                                            ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  1,778,873  $    508,424  $   161,849  $   233,599
  Net realized gain (loss) on investments..................................   (3,624,881)   (5,190,116)    (159,703)  (2,552,989)
  Change in unrealized appreciation (depreciation) of investments..........  (16,789,765)   11,318,334   (1,625,630)   5,371,707
                                                                            ------------  ------------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................  (18,635,773)    6,636,642   (1,623,484)   3,052,317
                                                                            ------------  ------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    8,432,052    15,064,908    1,870,622    2,954,128
   Transfers between funds including guaranteed interest account, net......   (9,826,059)  (11,543,238)  (2,967,258)  (2,215,929)
   Transfers for contract benefits and terminations........................  (10,660,332)  (11,543,261)  (1,600,885)  (1,817,628)
   Contract maintenance charges............................................   (6,136,484)   (6,801,700)  (1,500,008)  (1,620,437)
                                                                            ------------  ------------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (18,190,823)  (14,823,291)  (4,197,529)  (2,699,866)
                                                                            ------------  ------------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --            3           --
                                                                            ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (36,826,596)   (8,186,649)  (5,821,010)     352,451
NET ASSETS -- BEGINNING OF PERIOD..........................................  128,829,512   137,016,161   28,241,630   27,889,179
                                                                            ------------  ------------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $ 92,002,916  $128,829,512  $22,420,620  $28,241,630
                                                                            ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           24            16            8            7
  Redeemed.................................................................          (23)          (17)          (9)          (2)
                                                                            ------------  ------------  -----------  -----------
  Net Increase (Decrease)..................................................            1            (1)          (1)           5
                                                                            ============  ============  ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................           83           115           20           31
  Redeemed.................................................................         (199)         (214)         (48)         (55)
                                                                            ------------  ------------  -----------  -----------
  Net Increase (Decrease)..................................................         (116)          (99)         (28)         (24)
                                                                            ============  ============  ===========  ===========

                                                                            EQ/LARGE CAP CORE PLUS*
                                                                            -----------------------
                                                                               2011         2010
                                                                            ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   54,061  $    35,912
  Net realized gain (loss) on investments..................................     75,225     (391,805)
  Change in unrealized appreciation (depreciation) of investments..........   (480,285)   1,235,127
                                                                            ----------  -----------

  Net Increase (decrease) in net assets from operations....................   (350,999)     879,234
                                                                            ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    718,999      833,917
   Transfers between funds including guaranteed interest account, net......    321,270   (1,488,319)
   Transfers for contract benefits and terminations........................   (663,521)    (541,881)
   Contract maintenance charges............................................   (497,768)    (510,389)
                                                                            ----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....   (121,020)  (1,706,672)
                                                                            ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         --           --
                                                                            ----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................   (472,019)    (827,438)
NET ASSETS -- BEGINNING OF PERIOD..........................................  7,872,958    8,700,396
                                                                            ----------  -----------

NET ASSETS -- END OF PERIOD................................................ $7,400,939  $ 7,872,958
                                                                            ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          3            2
  Redeemed.................................................................         (2)          (1)
                                                                            ----------  -----------
  Net Increase (Decrease)..................................................          1            1
                                                                            ==========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................         22           17
  Redeemed.................................................................        (26)         (39)
                                                                            ----------  -----------
  Net Increase (Decrease)..................................................         (4)         (22)
                                                                            ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                   EQ/LARGE CAP
                                                                                   GROWTH INDEX*
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    476,111  $    508,240
  Net realized gain (loss) on investments..................................    5,457,929       704,947
  Change in unrealized appreciation (depreciation) of investments..........   (3,616,157)   12,995,069
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................    2,317,883    14,208,256
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    7,649,260     9,312,509
   Transfers between funds including guaranteed interest account, net......       52,853    (3,045,666)
   Transfers for contract benefits and terminations........................  (10,687,172)   (8,547,386)
   Contract maintenance charges............................................   (6,114,737)   (6,395,489)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....   (9,099,796)   (8,676,032)
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................   (6,781,913)    5,532,224
NET ASSETS -- BEGINNING OF PERIOD..........................................  106,156,289   100,624,065
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $ 99,374,376  $106,156,289
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           25            13
  Redeemed.................................................................          (23)           (9)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................            2             4
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................          167            94
  Redeemed.................................................................         (271)         (218)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................         (104)         (124)
                                                                            ============  ============

                                                                                   EQ/LARGE CAP              EQ/LARGE CAP
                                                                                 GROWTH PLUS* (D)          VALUE INDEX* (E)
                                                                            --------------------------  ----------------------
                                                                                2011          2010         2011        2010
                                                                            ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   (114,783) $   (152,695) $  130,247  $   58,801
  Net realized gain (loss) on investments..................................    3,074,211     2,145,168     260,548    (148,155)
  Change in unrealized appreciation (depreciation) of investments..........   (7,389,362)   14,388,588    (222,951)    658,775
                                                                            ------------  ------------  ----------  ----------

  Net Increase (decrease) in net assets from operations....................   (4,429,934)   16,381,061     167,844     569,421
                                                                            ------------  ------------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   11,002,686    13,119,697     935,646     454,296
   Transfers between funds including guaranteed interest account, net......   (2,183,643)   (9,544,391)  4,602,963   1,025,055
   Transfers for contract benefits and terminations........................  (12,805,073)   (9,735,324)   (285,842)   (114,934)
   Contract maintenance charges............................................   (8,380,278)   (8,866,069)   (371,988)   (215,631)
                                                                            ------------  ------------  ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....  (12,366,308)  (15,026,087)  4,880,779   1,148,786
                                                                            ------------  ------------  ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --          --          --
                                                                            ------------  ------------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (16,796,242)    1,354,974   5,048,623   1,718,207
NET ASSETS -- BEGINNING OF PERIOD..........................................  132,457,534   131,102,560   4,835,730   3,117,523
                                                                            ------------  ------------  ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $115,661,292  $132,457,534  $9,884,353  $4,835,730
                                                                            ============  ============  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................            9             6          93          29
  Redeemed.................................................................          (12)           (8)        (36)        (12)
                                                                            ------------  ------------  ----------  ----------
  Net Increase (Decrease)..................................................           (3)           (2)         57          17
                                                                            ============  ============  ==========  ==========

UNIT ACTIVITY CLASS B
  Issued...................................................................           71            37          49          11
  Redeemed.................................................................         (133)         (134)        (15)         (6)
                                                                            ------------  ------------  ----------  ----------
  Net Increase (Decrease)..................................................          (62)          (97)         34           5
                                                                            ============  ============  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                   EQ/LARGE CAP         EQ/LORD ABBETT LARGE CAP
                                                                                    VALUE PLUS*                   CORE*
                                                                            --------------------------  ------------------------
                                                                                2011          2010          2011         2010
                                                                            ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  2,772,326  $  3,125,323  $   110,197  $    54,381
  Net realized gain (loss) on investments..................................  (30,710,826)  (37,791,000)     802,619      284,137
  Change in unrealized appreciation (depreciation) of investments..........    9,709,243    78,859,523   (2,464,397)   1,423,291
                                                                            ------------  ------------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................  (18,229,257)   44,193,846   (1,551,581)   1,761,809
                                                                            ------------  ------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   29,707,094    39,862,885    1,610,119    1,206,626
   Transfers between funds including guaranteed interest account, net......  (38,609,993)  (39,606,275)    (944,610)   7,570,280
   Transfers for contract benefits and terminations........................  (25,667,960)  (27,741,308)    (441,509)    (523,086)
   Contract maintenance charges............................................  (26,245,579)  (28,929,389)    (609,944)    (534,419)
                                                                            ------------  ------------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (60,816,438)  (56,414,087)    (385,944)   7,719,401
                                                                            ------------  ------------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --       (11,134)           3           --
                                                                            ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (79,045,695)  (12,231,375)  (1,937,522)   9,481,210
NET ASSETS -- BEGINNING OF PERIOD..........................................  390,942,945   403,174,320   17,880,092    8,398,882
                                                                            ------------  ------------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $311,897,250  $390,942,945  $15,942,570  $17,880,092
                                                                            ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           54            64           42          104
  Redeemed.................................................................         (468)         (468)         (47)         (27)
                                                                            ------------  ------------  -----------  -----------
  Net Increase (Decrease)..................................................         (414)         (404)          (5)          77
                                                                            ============  ============  ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................           26            21           13           15
  Redeemed.................................................................         (107)         (116)          (8)         (11)
                                                                            ------------  ------------  -----------  -----------
  Net Increase (Decrease)..................................................          (81)          (95)           5            4
                                                                            ============  ============  ===========  ===========

                                                                              EQ/MFS INTERNATIONAL
                                                                                     GROWTH*
                                                                            ------------------------
                                                                                2011         2010
                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    82,854  $   130,481
  Net realized gain (loss) on investments..................................   1,944,779      131,621
  Change in unrealized appreciation (depreciation) of investments..........  (5,306,944)   3,444,141
                                                                            -----------  -----------

  Net Increase (decrease) in net assets from operations....................  (3,279,311)   3,706,243
                                                                            -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   2,436,625    2,425,196
   Transfers between funds including guaranteed interest account, net......    (134,598)   3,282,273
   Transfers for contract benefits and terminations........................    (966,869)    (814,908)
   Contract maintenance charges............................................  (1,309,308)  (1,228,493)
                                                                            -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....      25,850    3,664,068
                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --          (45)
                                                                            -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (3,253,461)   7,370,266
NET ASSETS -- BEGINNING OF PERIOD..........................................  29,995,665   22,625,399
                                                                            -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $26,742,204  $29,995,665
                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          --           --
  Redeemed.................................................................          --           --
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................          --           --
                                                                            ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................          87          113
  Redeemed.................................................................         (92)         (79)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................          (5)          34
                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                    EQ/MID CAP
                                                                                      INDEX*
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    296,217  $    394,341
  Net realized gain (loss) on investments..................................       92,661    (7,505,044)
  Change in unrealized appreciation (depreciation) of investments..........   (2,682,025)   27,596,922
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................   (2,293,147)   20,486,219
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    7,402,773     9,406,573
   Transfers between funds including guaranteed interest account, net......   (6,583,254)   (3,844,451)
   Transfers for contract benefits and terminations........................  (10,255,431)   (5,846,634)
   Contract maintenance charges............................................   (5,088,139)   (5,296,084)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (14,524,051)   (5,580,596)
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (16,817,198)   14,905,623
NET ASSETS -- BEGINNING OF PERIOD..........................................  100,255,998    85,350,375
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $ 83,438,800  $100,255,998
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           21            15
  Redeemed.................................................................          (25)          (17)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................           (4)           (2)
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................           60            89
  Redeemed.................................................................         (166)         (133)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................         (106)          (44)
                                                                            ============  ============

                                                                                    EQ/MID CAP
                                                                                    VALUE PLUS*
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  1,304,593  $  1,789,270
  Net realized gain (loss) on investments..................................    8,487,861     1,142,187
  Change in unrealized appreciation (depreciation) of investments..........  (28,990,184)   41,689,274
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................  (19,197,730)   44,620,731
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   15,830,369    22,140,180
   Transfers between funds including guaranteed interest account, net......  (20,508,299)  (29,670,570)
   Transfers for contract benefits and terminations........................  (22,386,464)  (16,040,206)
   Contract maintenance charges............................................  (12,334,078)  (13,452,959)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (39,398,472)  (37,023,555)
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (58,596,202)    7,597,176
NET ASSETS -- BEGINNING OF PERIOD..........................................  233,425,259   225,828,083
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $174,829,057  $233,425,259
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           53            54
  Redeemed.................................................................         (263)         (278)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................         (210)         (224)
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................            7            11
  Redeemed.................................................................           (7)           (9)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................           --             2
                                                                            ============  ============

                                                                                 EQ/MONEY MARKET*
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   (924,149) $   (860,747)
  Net realized gain (loss) on investments..................................       40,477        77,653
  Change in unrealized appreciation (depreciation) of investments..........      (68,461)      (48,563)
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................     (952,133)     (831,657)
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   81,231,131   110,441,359
   Transfers between funds including guaranteed interest account, net......  (58,360,481)  (96,230,144)
   Transfers for contract benefits and terminations........................  (59,359,293)  (73,449,796)
   Contract maintenance charges............................................  (24,247,712)  (27,872,133)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (60,736,355)  (87,110,714)
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           (5)      118,268
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (61,688,493)  (87,824,103)
NET ASSETS -- BEGINNING OF PERIOD..........................................  298,395,702   386,219,805
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $236,707,209  $298,395,702
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................        1,323           971
  Redeemed.................................................................       (1,318)       (1,335)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................            5          (364)
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................          648           565
  Redeemed.................................................................         (678)         (688)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................          (30)         (123)
                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                   EQ/MONTAG &            EQ/MORGAN STANLEY
                                                                                CALDWELL GROWTH*           MID CAP GROWTH*
                                                                            ------------------------  -------------------------
                                                                                2011         2010         2011          2010
                                                                            -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    74,525  $   105,446  $    (91,077) $   (34,719)
  Net realized gain (loss) on investments..................................   1,705,187      (10,332)    9,179,756      586,728
  Change in unrealized appreciation (depreciation) of investments..........  (1,049,856)   2,146,694   (13,829,947)  11,175,580
                                                                            -----------  -----------  ------------  -----------

  Net Increase (decrease) in net assets from operations....................     729,856    2,241,808    (4,741,268)  11,727,589
                                                                            -----------  -----------  ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   1,384,611    1,759,219     5,041,620    4,023,311
   Transfers between funds including guaranteed interest account, net......  (2,856,288)   6,890,137     1,593,082    8,302,432
   Transfers for contract benefits and terminations........................    (993,980)    (839,829)   (2,260,651)  (1,390,131)
   Contract maintenance charges............................................    (821,982)    (833,765)   (2,542,335)  (1,999,285)
                                                                            -----------  -----------  ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (3,287,639)   6,975,762     1,831,716    8,936,327
                                                                            -----------  -----------  ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --            --           --
                                                                            -----------  -----------  ------------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (2,557,783)   9,217,570    (2,909,552)  20,663,916
NET ASSETS -- BEGINNING OF PERIOD..........................................  27,525,057   18,307,487    54,281,030   33,617,114
                                                                            -----------  -----------  ------------  -----------

NET ASSETS -- END OF PERIOD................................................ $24,967,274  $27,525,057  $ 51,371,478  $54,281,030
                                                                            ===========  ===========  ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          24          114           106          122
  Redeemed.................................................................         (51)         (45)         (108)         (75)
                                                                            -----------  -----------  ------------  -----------
  Net Increase (Decrease)..................................................         (27)          69            (2)          47
                                                                            ===========  ===========  ============  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................          35           33            38           48
  Redeemed.................................................................         (42)         (21)          (29)         (21)
                                                                            -----------  -----------  ------------  -----------
  Net Increase (Decrease)..................................................          (7)          12             9           27
                                                                            ===========  ===========  ============  ===========

                                                                                 EQ/PIMCO ULTRA
                                                                                   SHORT BOND*
                                                                            ------------------------
                                                                                2011         2010
                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   127,223  $    (9,360)
  Net realized gain (loss) on investments..................................     (59,070)    (411,613)
  Change in unrealized appreciation (depreciation) of investments..........    (238,495)     786,732
                                                                            -----------  -----------

  Net Increase (decrease) in net assets from operations....................    (170,342)     365,759
                                                                            -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   4,831,968    6,168,867
   Transfers between funds including guaranteed interest account, net......  (6,147,250)  (3,306,739)
   Transfers for contract benefits and terminations........................  (2,538,439)  (3,628,165)
   Contract maintenance charges............................................  (3,061,380)  (3,542,127)
                                                                            -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (6,915,101)  (4,308,164)
                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --
                                                                            -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (7,085,443)  (3,942,405)
NET ASSETS -- BEGINNING OF PERIOD..........................................  51,034,133   54,976,538
                                                                            -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $43,948,690  $51,034,133
                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          40          218
  Redeemed.................................................................         (81)        (263)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................         (41)         (45)
                                                                            ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................          33           68
  Redeemed.................................................................         (54)         (61)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................         (21)           7
                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                    EQ/QUALITY
                                                                                    BOND PLUS*           EQ/SMALL COMPANY INDEX*
                                                                            --------------------------  ------------------------
                                                                                2011          2010          2011         2010
                                                                            ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  1,675,055  $  9,703,295  $   303,610  $   431,462
  Net realized gain (loss) on investments..................................   (2,241,479)     (523,189)   4,436,239   (3,570,215)
  Change in unrealized appreciation (depreciation) of investments..........    1,363,118    (2,446,430)  (7,188,966)  14,749,232
                                                                            ------------  ------------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................      796,694     6,733,676   (2,449,117)  11,610,479
                                                                            ------------  ------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    6,252,618    19,204,682    3,772,946    5,466,429
   Transfers between funds including guaranteed interest account, net......   (9,287,364)  (33,385,171)    (115,754)     442,976
   Transfers for contract benefits and terminations........................   (4,564,883)   (5,751,457)  (3,130,900)  (3,330,164)
   Contract maintenance charges............................................   (6,104,681)   (6,920,597)  (2,358,279)  (2,403,608)
                                                                            ------------  ------------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (13,704,310)  (26,852,543)  (1,831,987)     175,633
                                                                            ------------  ------------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --           --           --
                                                                            ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (12,907,616)  (20,118,867)  (4,281,104)  11,786,112
NET ASSETS -- BEGINNING OF PERIOD..........................................   92,869,637   112,988,504   57,852,836   46,066,724
                                                                            ------------  ------------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $ 79,962,021  $ 92,869,637  $53,571,732  $57,852,836
                                                                            ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           47           133           62           56
  Redeemed.................................................................          (97)         (230)         (66)         (52)
                                                                            ------------  ------------  -----------  -----------
  Net Increase (Decrease)..................................................          (50)          (97)          (4)           4
                                                                            ============  ============  ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................           12            19           26           18
  Redeemed.................................................................          (23)          (41)         (25)         (11)
                                                                            ------------  ------------  -----------  -----------
  Net Increase (Decrease)..................................................          (11)          (22)           1            7
                                                                            ============  ============  ===========  ===========

                                                                             EQ/T. ROWE PRICE GROWTH
                                                                                     STOCK*
                                                                            ------------------------
                                                                                2011         2010
                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  (155,303) $  (142,827)
  Net realized gain (loss) on investments..................................   2,593,055      125,152
  Change in unrealized appreciation (depreciation) of investments..........  (3,178,512)   5,107,375
                                                                            -----------  -----------

  Net Increase (decrease) in net assets from operations....................    (740,760)   5,089,700
                                                                            -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   3,308,262    4,450,671
   Transfers between funds including guaranteed interest account, net......   1,075,802      927,498
   Transfers for contract benefits and terminations........................  (6,587,942)  (3,348,970)
   Contract maintenance charges............................................  (1,947,008)  (1,894,028)
                                                                            -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (4,150,886)     135,171
                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.      (1,065)          --
                                                                            -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (4,892,711)   5,224,871
NET ASSETS -- BEGINNING OF PERIOD..........................................  38,503,502   33,278,631
                                                                            -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $33,610,791  $38,503,502
                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           9           17
  Redeemed.................................................................         (15)         (11)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................          (6)           6
                                                                            ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................         108          116
  Redeemed.................................................................        (149)        (118)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................         (41)          (2)
                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                EQ/UBS GROWTH &          EQ/VAN KAMPEN
                                                                                    INCOME*                COMSTOCK*
                                                                            ----------------------  ----------------------
                                                                               2011        2010        2011        2010
                                                                            ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   23,126  $   19,264  $   62,136  $   44,883
  Net realized gain (loss) on investments..................................    102,567     (98,512)     64,210     (57,109)
  Change in unrealized appreciation (depreciation) of investments..........   (273,800)    667,241    (225,974)    528,372
                                                                            ----------  ----------  ----------  ----------

  Net Increase (decrease) in net assets from operations....................   (148,107)    587,993     (99,628)    516,146
                                                                            ----------  ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    478,224     593,209     454,010     388,148
   Transfers between funds including guaranteed interest account, net......   (362,536)    (36,961)  1,169,696   1,027,285
   Transfers for contract benefits and terminations........................   (218,454)   (208,668)    (84,850)    (85,160)
   Contract maintenance charges............................................   (268,318)   (276,522)   (220,455)   (182,586)
                                                                            ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....   (371,084)     71,058   1,318,401   1,147,687
                                                                            ----------  ----------  ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         --          --          --          --
                                                                            ----------  ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................   (519,191)    659,051   1,218,773   1,663,833
NET ASSETS -- BEGINNING OF PERIOD..........................................  5,420,462   4,761,411   4,199,928   2,536,095
                                                                            ----------  ----------  ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $4,901,271  $5,420,462  $5,418,701  $4,199,928
                                                                            ==========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................         --          --          20           7
  Redeemed.................................................................         --          --          (9)         (5)
                                                                            ----------  ----------  ----------  ----------
  Net Increase (Decrease)..................................................         --          --          11           2
                                                                            ==========  ==========  ==========  ==========

UNIT ACTIVITY CLASS B
  Issued...................................................................          7          19          28          12
  Redeemed.................................................................        (11)        (19)        (24)         (2)
                                                                            ----------  ----------  ----------  ----------
  Net Increase (Decrease)..................................................         (4)         --           4          10
                                                                            ==========  ==========  ==========  ==========

                                                                                 EQ/WELLS FARGO
                                                                                  OMEGA GROWTH*
                                                                            ------------------------
                                                                                2011         2010
                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  (168,866) $  (116,749)
  Net realized gain (loss) on investments..................................   3,752,128    3,209,597
  Change in unrealized appreciation (depreciation) of investments..........  (8,605,256)   3,770,076
                                                                            -----------  -----------

  Net Increase (decrease) in net assets from operations....................  (5,021,994)   6,862,924
                                                                            -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   3,816,138    4,683,512
   Transfers between funds including guaranteed interest account, net......  15,454,981   21,093,865
   Transfers for contract benefits and terminations........................  (3,611,038)  (2,867,012)
   Contract maintenance charges............................................  (1,684,992)  (1,250,346)
                                                                            -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  13,975,089   21,660,019
                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --
                                                                            -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................   8,953,095   28,522,943
NET ASSETS -- BEGINNING OF PERIOD..........................................  54,740,075   26,217,132
                                                                            -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $63,693,170  $54,740,075
                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          48           18
  Redeemed.................................................................         (22)          (4)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................          26           14
                                                                            ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................         234          258
  Redeemed.................................................................        (143)         (87)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................          91          171
                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                              FIDELITY(R) VIP ASSET
                                                                                 MANAGER: GROWTH            FIDELITY(R) VIP
                                                                                    PORTFOLIO           CONTRAFUND(R) PORTFOLIO
                                                                            ------------------------  --------------------------
                                                                                2011         2010         2011          2010
                                                                            -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    56,932  $    27,498  $    389,578  $    375,679
  Net realized gain (loss) on investments..................................     267,048      254,385     7,637,744    (2,745,095)
  Change in unrealized appreciation (depreciation) of investments..........    (617,939)     435,109   (10,121,277)    9,096,325
                                                                            -----------  -----------  ------------  ------------

  Net Increase (decrease) in net assets from operations....................    (293,959)     716,992    (2,093,955)    6,726,909
                                                                            -----------  -----------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................     101,193      855,621     1,971,031    11,886,916
   Transfers between funds including guaranteed interest account, net......  (1,449,314)  (3,140,760)    9,216,535       (28,297)
   Transfers for contract benefits and terminations........................    (717,491)    (748,092)  (23,266,129)  (10,468,125)
   Contract maintenance charges............................................     (82,877)    (120,085)   (1,051,959)     (874,911)
                                                                            -----------  -----------  ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (2,148,489)  (3,153,316)  (13,130,522)      515,583
                                                                            -----------  -----------  ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --            --            --
                                                                            -----------  -----------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (2,442,448)  (2,436,324)  (15,224,477)    7,242,492
NET ASSETS -- BEGINNING OF PERIOD..........................................   3,707,956    6,144,280    46,065,523    38,823,031
                                                                            -----------  -----------  ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $ 1,265,508  $ 3,707,956  $ 30,841,046  $ 46,065,523
                                                                            ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued...................................................................          18           13           170           128
  Redeemed.................................................................         (29)         (34)         (191)          (83)
                                                                            -----------  -----------  ------------  ------------
  Net Increase (Decrease)..................................................         (11)         (21)          (21)           45
                                                                            ===========  ===========  ============  ============

                                                                                 FIDELITY(R) VIP
                                                                                  EQUITY-INCOME
                                                                                    PORTFOLIO
                                                                            ------------------------
                                                                                2011         2010
                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   101,202  $    72,693
  Net realized gain (loss) on investments..................................     865,441     (893,320)
  Change in unrealized appreciation (depreciation) of investments..........  (1,013,513)   1,541,601
                                                                            -----------  -----------

  Net Increase (decrease) in net assets from operations....................     (46,870)     720,974
                                                                            -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................      73,905    1,163,444
   Transfers between funds including guaranteed interest account, net......  (2,121,815)  (1,315,406)
   Transfers for contract benefits and terminations........................  (1,612,748)  (1,095,885)
   Contract maintenance charges............................................     (90,113)    (128,132)
                                                                            -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (3,750,771)  (1,375,979)
                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --
                                                                            -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (3,797,641)    (655,005)
NET ASSETS -- BEGINNING OF PERIOD..........................................   4,715,143    5,370,148
                                                                            -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $   917,502  $ 4,715,143
                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued...................................................................          34           21
  Redeemed.................................................................         (56)         (19)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................         (22)           2
                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 FIDELITY(R) VIP           FIDELITY(R) VIP
                                                                                 GROWTH & INCOME             HIGH INCOME
                                                                                    PORTFOLIO                 PORTFOLIO
                                                                            ------------------------  -------------------------
                                                                                2011         2010         2011          2010
                                                                            -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    80,094  $    19,297  $    726,285  $ 1,512,167
  Net realized gain (loss) on investments..................................     470,683      200,758       658,833    2,251,302
  Change in unrealized appreciation (depreciation) of investments..........    (494,360)     326,909      (807,650)  (1,337,014)
                                                                            -----------  -----------  ------------  -----------

  Net Increase (decrease) in net assets from operations....................      56,417      546,964       577,468    2,426,455
                                                                            -----------  -----------  ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................     283,262    1,251,640       233,417    4,122,460
   Transfers between funds including guaranteed interest account, net......   1,503,950     (971,461)    3,024,795      127,892
   Transfers for contract benefits and terminations........................  (4,510,922)  (1,124,267)  (13,867,113)  (4,147,081)
   Contract maintenance charges............................................    (107,820)    (106,419)     (292,769)    (364,427)
                                                                            -----------  -----------  ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (2,831,530)    (950,507)  (10,901,670)    (261,156)
                                                                            -----------  -----------  ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --            --           --
                                                                            -----------  -----------  ------------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (2,775,113)    (403,543)  (10,324,202)   2,165,299
NET ASSETS -- BEGINNING OF PERIOD..........................................   4,338,092    4,741,635    20,003,746   17,838,447
                                                                            -----------  -----------  ------------  -----------

NET ASSETS -- END OF PERIOD................................................ $ 1,562,979  $ 4,338,092  $  9,679,544  $20,003,746
                                                                            ===========  ===========  ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued...................................................................          41           24            79           84
  Redeemed.................................................................         (56)         (29)         (142)         (72)
                                                                            -----------  -----------  ------------  -----------
  Net Increase (Decrease)..................................................         (15)          (5)          (63)          12
                                                                            ===========  ===========  ============  ===========

                                                                                 FIDELITY(R) VIP
                                                                                 INVESTMENT GRADE
                                                                                  BOND PORTFOLIO
                                                                            -------------------------
                                                                                2011          2010
                                                                            ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    401,649  $   777,657
  Net realized gain (loss) on investments..................................      725,082    1,665,271
  Change in unrealized appreciation (depreciation) of investments..........      (67,371)    (859,308)
                                                                            ------------  -----------

  Net Increase (decrease) in net assets from operations....................    1,059,360    1,583,620
                                                                            ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................      195,672      390,007
   Transfers between funds including guaranteed interest account, net......  (10,089,389)     878,531
   Transfers for contract benefits and terminations........................     (306,482)    (438,953)
   Contract maintenance charges............................................     (194,221)    (411,817)
                                                                            ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (10,394,420)     417,768
                                                                            ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --           --
                                                                            ------------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................   (9,335,060)   2,001,388
NET ASSETS -- BEGINNING OF PERIOD..........................................   21,979,804   19,978,416
                                                                            ------------  -----------

NET ASSETS -- END OF PERIOD................................................ $ 12,644,744  $21,979,804
                                                                            ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued...................................................................           46          118
  Redeemed.................................................................         (115)         (98)
                                                                            ------------  -----------
  Net Increase (Decrease)..................................................          (69)          20
                                                                            ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 FIDELITY(R) VIP            FIDELITY(R) VIP
                                                                                     MID CAP                  MONEY MARKET
                                                                                    PORTFOLIO                  PORTFOLIO
                                                                            -------------------------  -------------------------
                                                                                2011          2010         2011         2010
                                                                            ------------  -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    (27,636) $    51,442  $       154  $      1,834
  Net realized gain (loss) on investments..................................    5,403,583   (1,995,194)           2            12
  Change in unrealized appreciation (depreciation) of investments..........  (10,319,155)  11,245,885           (2)          (10)
                                                                            ------------  -----------  -----------  ------------

  Net Increase (decrease) in net assets from operations....................   (4,943,208)   9,302,133          154         1,836
                                                                            ------------  -----------  -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    1,263,044    7,020,473      827,369       186,870
   Transfers between funds including guaranteed interest account, net......  (15,397,313)  12,819,972   (1,518,755)  (12,287,013)
   Transfers for contract benefits and terminations........................   (5,521,653)  (6,972,073)     (40,886)     (217,166)
   Contract maintenance charges............................................     (801,199)    (758,070)     (55,775)     (154,498)
                                                                            ------------  -----------  -----------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (20,457,121)  12,110,302     (788,047)  (12,471,807)
                                                                            ------------  -----------  -----------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --           --           --            --
                                                                            ------------  -----------  -----------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (25,400,329)  21,412,435     (787,893)  (12,469,971)
NET ASSETS -- BEGINNING OF PERIOD..........................................   53,110,556   31,698,121    1,544,072    14,014,043
                                                                            ------------  -----------  -----------  ------------

NET ASSETS -- END OF PERIOD................................................ $ 27,710,227  $53,110,556  $   756,179  $  1,544,072
                                                                            ============  ===========  ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued...................................................................           91          138           28            58
  Redeemed.................................................................         (186)         (31)         (27)         (172)
                                                                            ------------  -----------  -----------  ------------
  Net Increase (Decrease)..................................................          (95)         107            1          (114)
                                                                            ============  ===========  ===========  ============

                                                                                 FIDELITY(R) VIP
                                                                                      VALUE
                                                                                    PORTFOLIO
                                                                            ------------------------
                                                                                2011         2010
                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    29,026  $    56,120
  Net realized gain (loss) on investments..................................     398,103      468,662
  Change in unrealized appreciation (depreciation) of investments..........    (452,778)     318,939
                                                                            -----------  -----------

  Net Increase (decrease) in net assets from operations....................     (25,649)     843,721
                                                                            -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................      31,622    1,860,786
   Transfers between funds including guaranteed interest account, net......    (962,618)    (673,485)
   Transfers for contract benefits and terminations........................  (3,836,089)  (1,896,822)
   Contract maintenance charges............................................     (76,256)    (152,279)
                                                                            -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (4,843,341)    (861,800)
                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --
                                                                            -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (4,868,990)     (18,079)
NET ASSETS -- BEGINNING OF PERIOD..........................................   5,428,282    5,446,361
                                                                            -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $   559,292  $ 5,428,282
                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued...................................................................          17           32
  Redeemed.................................................................         (47)         (38)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................         (30)          (6)
                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 FIDELITY(R) VIP
                                                                                      VALUE           FRANKLIN RISING DIVIDENDS
                                                                              STRATEGIES PORTFOLIO       SECURITIES FUND (B)
                                                                            ------------------------  ------------------------
                                                                                2011         2010         2011         2010
                                                                            -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    28,905  $    14,777  $   169,302  $   (10,781)
  Net realized gain (loss) on investments..................................     470,079    1,364,597      142,046       58,781
  Change in unrealized appreciation (depreciation) of investments..........    (799,799)     (33,975)     152,517      559,251
                                                                            -----------  -----------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................    (300,815)   1,345,399      463,865      607,251
                                                                            -----------  -----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................      60,229    1,644,763    1,291,308      198,297
   Transfers between funds including guaranteed interest account, net......      76,855   (1,764,369)   1,680,926   16,926,603
   Transfers for contract benefits and terminations........................  (4,851,525)  (1,641,886)    (886,070)    (245,121)
   Contract maintenance charges............................................     (73,140)    (145,636)    (465,618)     (49,185)
                                                                            -----------  -----------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (4,787,581)  (1,907,128)   1,620,546   16,830,594
                                                                            -----------  -----------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --         (263)         262
                                                                            -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (5,088,396)    (561,729)   2,084,148   17,438,107
NET ASSETS -- BEGINNING OF PERIOD..........................................   5,402,304    5,964,033   17,438,107           --
                                                                            -----------  -----------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $   313,908  $ 5,402,304  $19,522,255  $17,438,107
                                                                            ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued...................................................................          --           --          141          168
  Redeemed.................................................................          --           --         (131)          (7)
                                                                            -----------  -----------  -----------  -----------
  Net Increase (Decrease)..................................................          --           --           10          161
                                                                            ===========  ===========  ===========  ===========

UNIT ACTIVITY SERVICE CLASS 2
  Issued...................................................................          16           20           --           --
  Redeemed.................................................................         (40)         (29)          --           --
                                                                            -----------  -----------  -----------  -----------
  Net Increase (Decrease)..................................................         (24)          (9)          --           --
                                                                            ===========  ===========  ===========  ===========

                                                                             FRANKLIN SMALL CAP
                                                                            VALUE SECURITIES FUND (B)
                                                                            ------------------------
                                                                               2011         2010
                                                                             ----------    --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    5,295    $   (540)
  Net realized gain (loss) on investments..................................     38,231       4,543
  Change in unrealized appreciation (depreciation) of investments..........   (120,669)     73,462
                                                                             ----------    --------

  Net Increase (decrease) in net assets from operations....................    (77,143)     77,465
                                                                             ----------    --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    136,956      28,352
   Transfers between funds including guaranteed interest account, net......  1,402,883     553,080
   Transfers for contract benefits and terminations........................    (79,647)     (3,538)
   Contract maintenance charges............................................    (50,294)     (8,229)
                                                                             ----------    --------

  Net increase (decrease) in net assets from contractowner transactions....  1,409,898     569,665
                                                                             ----------    --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         (7)          7
                                                                             ----------    --------

INCREASE (DECREASE) IN NET ASSETS..........................................  1,332,748     647,137
NET ASSETS -- BEGINNING OF PERIOD..........................................    647,137          --
                                                                             ----------    --------

NET ASSETS -- END OF PERIOD................................................ $1,979,885    $647,137
                                                                             ==========    ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued...................................................................         27           7
  Redeemed.................................................................        (11)         (1)
                                                                             ----------    --------
  Net Increase (Decrease)..................................................         16           6
                                                                             ==========    ========

UNIT ACTIVITY SERVICE CLASS 2
  Issued...................................................................         --          --
  Redeemed.................................................................         --          --
                                                                             ----------    --------
  Net Increase (Decrease)..................................................         --          --
                                                                             ==========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                            GOLDMAN SACHS
                                                                               FRANKLIN STRATEGIC            VIT MID CAP
                                                                            INCOME SECURITIES FUND (B)     VALUE FUND (B)
                                                                            -------------------------  ----------------------
                                                                                2011         2010         2011        2010
                                                                            -----------   ----------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   814,469   $   (2,340)  $    6,868  $    9,749
  Net realized gain (loss) on investments..................................    (477,803)      12,372      164,469      36,319
  Change in unrealized appreciation (depreciation) of investments..........    (396,841)      57,129     (559,458)    334,739
                                                                            -----------   ----------   ----------  ----------

  Net Increase (decrease) in net assets from operations....................     (60,175)      67,161     (388,121)    380,807
                                                                            -----------   ----------   ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   1,104,086      182,542      534,083      75,027
   Transfers between funds including guaranteed interest account, net......   6,141,225    4,319,506    1,316,844   3,224,504
   Transfers for contract benefits and terminations........................    (282,769)      (4,032)     (71,530)     (8,065)
   Contract maintenance charges............................................    (375,245)     (51,585)    (107,677)    (10,515)
                                                                            -----------   ----------   ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....   6,587,297    4,446,431    1,671,720   3,280,951
                                                                            -----------   ----------   ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         450           49          722          78
                                                                            -----------   ----------   ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................   6,527,572    4,513,641    1,284,321   3,661,836
NET ASSETS -- BEGINNING OF PERIOD..........................................   4,513,641           --    3,661,836          --
                                                                            -----------   ----------   ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $11,041,213   $4,513,641   $4,946,157  $3,661,836
                                                                            ===========   ==========   ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued...................................................................         138           52           --          --
  Redeemed.................................................................         (78)          (9)          --          --
                                                                            -----------   ----------   ----------  ----------
  Net Increase (Decrease)..................................................          60           43           --          --
                                                                            ===========   ==========   ==========  ==========

UNIT ACTIVITY SERIES II
  Issued...................................................................          --           --           --          --
  Redeemed.................................................................          --           --           --          --
                                                                            -----------   ----------   ----------  ----------
  Net Increase (Decrease)..................................................          --           --           --          --
                                                                            ===========   ==========   ==========  ==========

UNIT ACTIVITY SERVICE SHARES
  Issued...................................................................          --           --           36          39
  Redeemed.................................................................          --           --          (21)         (5)
                                                                            -----------   ----------   ----------  ----------
  Net Increase (Decrease)..................................................          --           --           15          34
                                                                            ===========   ==========   ==========  ==========

                                                                             INVESCO V.I.
                                                                            DIVIDEND GROWTH
                                                                             FUND (B) (C)
                                                                            ---------------
                                                                                 2011
                                                                            ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).............................................    $     --
  Net realized gain (loss) on investments..................................       8,989
  Change in unrealized appreciation (depreciation) of investments..........       3,817
                                                                               --------

  Net Increase (decrease) in net assets from operations....................      12,806
                                                                               --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................      13,984
   Transfers between funds including guaranteed interest account, net......      77,946
   Transfers for contract benefits and terminations........................          --
   Contract maintenance charges............................................      (1,393)
                                                                               --------

  Net increase (decrease) in net assets from contractowner transactions....      90,537
                                                                               --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           9
                                                                               --------

INCREASE (DECREASE) IN NET ASSETS..........................................     103,352
NET ASSETS -- BEGINNING OF PERIOD..........................................          --
                                                                               --------

NET ASSETS -- END OF PERIOD................................................    $103,352
                                                                               ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued...................................................................          --
  Redeemed.................................................................          --
                                                                               --------
  Net Increase (Decrease)..................................................          --
                                                                               ========

UNIT ACTIVITY SERIES II
  Issued...................................................................          38
  Redeemed.................................................................         (34)
                                                                               --------
  Net Increase (Decrease)..................................................           4
                                                                               ========

UNIT ACTIVITY SERVICE SHARES
  Issued...................................................................          --
  Redeemed.................................................................          --
                                                                               --------
  Net Increase (Decrease)..................................................          --
                                                                               ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              INVESCO V.I. GLOBAL   INVESCO V.I. INTERNATIONAL
                                                                             REAL ESTATE FUND (B)       GROWTH FUND (B)
                                                                            ----------------------  -------------------------
                                                                               2011        2010         2011         2010
                                                                            ----------  ----------  -----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  256,842  $   49,025  $    65,651   $   13,349
  Net realized gain (loss) on investments..................................     (1,887)      5,020       85,405       36,782
  Change in unrealized appreciation (depreciation) of investments..........   (895,770)    123,907   (1,187,542)     299,868
                                                                            ----------  ----------  -----------   ----------

  Net Increase (decrease) in net assets from operations....................   (640,815)    177,952   (1,036,486)     349,999
                                                                            ----------  ----------  -----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    968,110     109,179      918,358    1,703,423
   Transfers between funds including guaranteed interest account, net......  3,720,373   3,533,705    6,562,002    4,619,753
   Transfers for contract benefits and terminations........................    (73,321)    (20,094)    (637,818)     (71,211)
   Contract maintenance charges............................................   (221,065)    (22,452)    (224,397)     (26,577)
                                                                            ----------  ----------  -----------   ----------

  Net increase (decrease) in net assets from contractowner transactions....  4,394,097   3,600,338    6,618,145    6,225,388
                                                                            ----------  ----------  -----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         29          36          445           58
                                                                            ----------  ----------  -----------   ----------

INCREASE (DECREASE) IN NET ASSETS..........................................  3,753,311   3,778,326    5,582,104    6,575,445
NET ASSETS -- BEGINNING OF PERIOD..........................................  3,778,326          --    6,575,445           --
                                                                            ----------  ----------  -----------   ----------

NET ASSETS -- END OF PERIOD................................................ $7,531,637  $3,778,326  $12,157,549   $6,575,445
                                                                            ==========  ==========  ===========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued...................................................................         82          36          126           65
  Redeemed.................................................................        (40)         (2)         (59)          (3)
                                                                            ----------  ----------  -----------   ----------
  Net Increase (Decrease)..................................................         42          34           67           62
                                                                            ==========  ==========  ===========   ==========

                                                                                INVESCO V.I.
                                                                                MID CAP CORE
                                                                               EQUITY FUND (B)
                                                                            --------------------
                                                                               2011       2010
                                                                            ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   (2,270) $    301
  Net realized gain (loss) on investments..................................      7,807    34,990
  Change in unrealized appreciation (depreciation) of investments..........   (248,174)   64,251
                                                                            ----------  --------

  Net Increase (decrease) in net assets from operations....................   (242,637)   99,542
                                                                            ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    246,353    15,005
   Transfers between funds including guaranteed interest account, net......  1,514,333   871,668
   Transfers for contract benefits and terminations........................    (33,421)       --
   Contract maintenance charges............................................    (37,190)   (3,939)
                                                                            ----------  --------

  Net increase (decrease) in net assets from contractowner transactions....  1,690,075   882,734
                                                                            ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          7         7
                                                                            ----------  --------

INCREASE (DECREASE) IN NET ASSETS..........................................  1,447,445   982,283
NET ASSETS -- BEGINNING OF PERIOD..........................................    982,283        --
                                                                            ----------  --------

NET ASSETS -- END OF PERIOD................................................ $2,429,728  $982,283
                                                                            ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued...................................................................         23        14
  Redeemed.................................................................         (7)       (5)
                                                                            ----------  --------
  Net Increase (Decrease)..................................................         16         9
                                                                            ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                INVESCO V.I.
                                                                                  SMALL CAP            IVY FUNDS VIP
                                                                               EQUITY FUND (B)    DIVIDEND OPPORTUNITIES (B)
                                                                            --------------------  -------------------------
                                                                               2011       2010       2011          2010
                                                                            ----------  --------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   (9,910) $   (249) $   19,224    $       --
  Net realized gain (loss) on investments..................................    (83,365)    4,889     (43,505)          313
  Change in unrealized appreciation (depreciation) of investments..........   (212,863)   27,142    (109,558)       22,601
                                                                            ----------  --------   ----------   ----------

  Net Increase (decrease) in net assets from operations....................   (306,138)   31,782    (133,839)       22,914
                                                                            ----------  --------   ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    214,198    22,318     123,560         1,213
   Transfers between funds including guaranteed interest account, net......  2,536,443   322,592     425,690     1,140,967
   Transfers for contract benefits and terminations........................    (32,433)       --     (34,775)         (302)
   Contract maintenance charges............................................    (85,469)   (2,355)    (20,259)          (29)
                                                                            ----------  --------   ----------   ----------

  Net increase (decrease) in net assets from contractowner transactions....  2,632,739   342,555     494,216     1,141,849
                                                                            ----------  --------   ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         26         4          --            --
                                                                            ----------  --------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..........................................  2,326,627   374,341     360,377     1,164,763
NET ASSETS -- BEGINNING OF PERIOD..........................................    374,341        --   1,164,763            --
                                                                            ----------  --------   ----------   ----------

NET ASSETS -- END OF PERIOD................................................ $2,700,968  $374,341  $1,525,140    $1,164,763
                                                                            ==========  ========   ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued...................................................................         --        --          47            19
  Redeemed.................................................................         --        --         (30)           --
                                                                            ----------  --------   ----------   ----------
  Net Increase (Decrease)..................................................         --        --          17            19
                                                                            ==========  ========   ==========   ==========

UNIT ACTIVITY SERIES II
  Issued...................................................................         46         6          --            --
  Redeemed.................................................................        (23)       (1)         --            --
                                                                            ----------  --------   ----------   ----------
  Net Increase (Decrease)..................................................         23         5          --            --
                                                                            ==========  ========   ==========   ==========

                                                                                 IVY FUNDS VIP
                                                                                   ENERGY (B)
                                                                            -----------------------
                                                                                2011        2010
                                                                            -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   (23,063) $     (830)
  Net realized gain (loss) on investments..................................     (62,089)      9,532
  Change in unrealized appreciation (depreciation) of investments..........    (939,015)    125,399
                                                                            -----------  ----------

  Net Increase (decrease) in net assets from operations....................  (1,024,167)    134,101
                                                                            -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................     929,680      89,867
   Transfers between funds including guaranteed interest account, net......   6,871,538   1,071,623
   Transfers for contract benefits and terminations........................    (123,027)    (22,776)
   Contract maintenance charges............................................    (262,216)     (9,911)
                                                                            -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....   7,415,975   1,128,803
                                                                            -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          72          12
                                                                            -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................   6,391,880   1,262,916
NET ASSETS -- BEGINNING OF PERIOD..........................................   1,262,916          --
                                                                            -----------  ----------

NET ASSETS -- END OF PERIOD................................................ $ 7,654,796  $1,262,916
                                                                            ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued...................................................................         105          22
  Redeemed.................................................................         (35)         (3)
                                                                            -----------  ----------
  Net Increase (Decrease)..................................................          70          19
                                                                            ===========  ==========

UNIT ACTIVITY SERIES II
  Issued...................................................................          --          --
  Redeemed.................................................................          --          --
                                                                            -----------  ----------
  Net Increase (Decrease)..................................................          --          --
                                                                            ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 IVY FUNDS VIP            IVY FUNDS VIP
                                                                               MID CAP GROWTH (B)    SCIENCE AND TECHNOLOGY (B)
                                                                            -----------------------  -------------------------
                                                                                2011        2010        2011          2010
                                                                            -----------  ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   256,260  $   (2,932) $  164,757    $       --
  Net realized gain (loss) on investments..................................    (608,989)     19,889     305,958        61,370
  Change in unrealized appreciation (depreciation) of investments..........    (681,862)    375,407    (846,068)      236,965
                                                                            -----------  ----------   ----------   ----------

  Net Increase (decrease) in net assets from operations....................  (1,034,591)    392,364    (375,353)      298,335
                                                                            -----------  ----------   ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................     795,689     159,653      12,254       344,960
   Transfers between funds including guaranteed interest account, net......   7,958,513   3,255,224   1,361,465     3,113,408
   Transfers for contract benefits and terminations........................    (214,252)     (6,840)   (384,623)         (200)
   Contract maintenance charges............................................    (300,950)    (25,274)    (14,675)       (2,234)
                                                                            -----------  ----------   ----------   ----------

  Net increase (decrease) in net assets from contractowner transactions....   8,239,000   3,382,763     974,421     3,455,934
                                                                            -----------  ----------   ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          71          37          --            --
                                                                            -----------  ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..........................................   7,204,480   3,775,164     599,068     3,754,269
NET ASSETS -- BEGINNING OF PERIOD..........................................   3,775,164          --   3,754,269            --
                                                                            -----------  ----------   ----------   ----------

NET ASSETS -- END OF PERIOD................................................ $10,979,644  $3,775,164  $4,353,337    $3,754,269
                                                                            ===========  ==========   ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued...................................................................         147          40          46            42
  Redeemed.................................................................         (84)         (2)        (35)           (5)
                                                                            -----------  ----------   ----------   ----------
  Net Increase (Decrease)..................................................          63          38          11            37
                                                                            ===========  ==========   ==========   ==========

                                                                                 IVY FUNDS VIP
                                                                             SMALL CAP GROWTH (B)
                                                                            ----------------------
                                                                               2011        2010
                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   19,404  $     (552)
  Net realized gain (loss) on investments..................................    (64,879)     37,767
  Change in unrealized appreciation (depreciation) of investments..........   (672,002)    135,376
                                                                            ----------  ----------

  Net Increase (decrease) in net assets from operations....................   (717,477)    172,591
                                                                            ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    417,800      44,928
   Transfers between funds including guaranteed interest account, net......  2,687,564   1,657,163
   Transfers for contract benefits and terminations........................    (42,231)    (13,530)
   Contract maintenance charges............................................   (116,459)     (6,866)
                                                                            ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....  2,946,674   1,681,695
                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         65          13
                                                                            ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................  2,229,262   1,854,299
NET ASSETS -- BEGINNING OF PERIOD..........................................  1,854,299          --
                                                                            ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $4,083,561  $1,854,299
                                                                            ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued...................................................................         64          20
  Redeemed.................................................................        (39)         (2)
                                                                            ----------  ----------
  Net Increase (Decrease)..................................................         25          18
                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                LAZARD RETIREMENT
                                                                                EMERGING MARKETS        MFS(R) INTERNATIONAL
                                                                              EQUITY PORTFOLIO (B)       VALUE PORTFOLIO (B)
                                                                            ------------------------  ------------------------
                                                                                2011         2010         2011         2010
                                                                            -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   606,250  $   219,284  $   194,646  $    (8,869)
  Net realized gain (loss) on investments..................................    (761,579)     217,468    1,123,735      144,618
  Change in unrealized appreciation (depreciation) of investments..........  (6,737,484)   1,021,925   (1,955,515)     988,961
                                                                            -----------  -----------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................  (6,892,813)   1,458,677     (637,134)   1,124,710
                                                                            -----------  -----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   3,502,071      591,257    1,311,227      320,644
   Transfers between funds including guaranteed interest account, net......  14,072,345   24,232,298    2,485,151   19,654,619
   Transfers for contract benefits and terminations........................  (2,791,742)    (244,437)    (306,572)     (53,603)
   Contract maintenance charges............................................  (1,099,731)    (167,649)    (359,354)     (39,704)
                                                                            -----------  -----------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  13,682,943   24,411,469    3,130,452   19,881,956
                                                                            -----------  -----------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         (32)         233          317          186
                                                                            -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................   6,790,098   25,870,379    2,493,635   21,006,852
NET ASSETS -- BEGINNING OF PERIOD..........................................  25,870,379           --   21,006,852           --
                                                                            -----------  -----------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $32,660,477  $25,870,379  $23,500,487  $21,006,852
                                                                            ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued...................................................................          --           --          180          236
  Redeemed.................................................................          --           --         (150)         (26)
                                                                            -----------  -----------  -----------  -----------
  Net Increase (Decrease)..................................................          --           --           30          210
                                                                            ===========  ===========  ===========  ===========

UNIT ACTIVITY SERVICE SHARES
  Issued...................................................................         319          255           --           --
  Redeemed.................................................................        (197)         (18)          --           --
                                                                            -----------  -----------  -----------  -----------
  Net Increase (Decrease)..................................................         122          237           --           --
                                                                            ===========  ===========  ===========  ===========

                                                                             MFS(R) INVESTORS
                                                                               GROWTH STOCK
                                                                                SERIES (B)
                                                                            ------------------
                                                                              2011      2010
                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $ (1,364) $   (350)
  Net realized gain (loss) on investments..................................   23,050     1,380
  Change in unrealized appreciation (depreciation) of investments..........  (26,547)   27,523
                                                                            --------  --------

  Net Increase (decrease) in net assets from operations....................   (4,861)   28,553
                                                                            --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................  116,119    12,018
   Transfers between funds including guaranteed interest account, net......  244,515   531,398
   Transfers for contract benefits and terminations........................  (89,410)       --
   Contract maintenance charges............................................  (17,308)   (1,613)
                                                                            --------  --------

  Net increase (decrease) in net assets from contractowner transactions....  253,916   541,803
                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.        4         9
                                                                            --------  --------

INCREASE (DECREASE) IN NET ASSETS..........................................  249,059   570,365
NET ASSETS -- BEGINNING OF PERIOD..........................................  570,365        --
                                                                            --------  --------

NET ASSETS -- END OF PERIOD................................................ $819,424  $570,365
                                                                            ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued...................................................................        7         5
  Redeemed.................................................................       (5)       --
                                                                            --------  --------
  Net Increase (Decrease)..................................................        2         5
                                                                            ========  ========

UNIT ACTIVITY SERVICE SHARES
  Issued...................................................................       --        --
  Redeemed.................................................................       --        --
                                                                            --------  --------
  Net Increase (Decrease)..................................................       --        --
                                                                            ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                             MFS(R) INVESTORS
                                                                             TRUST SERIES (B)  MFS(R) UTILITIES SERIES (B)
                                                                            -----------------  --------------------------
                                                                              2011      2010     2011          2010
                                                                            --------  -------    --------      --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    709  $   (84) $ 15,270      $     --
  Net realized gain (loss) on investments..................................    1,583    2,576    (9,103)           70
  Change in unrealized appreciation (depreciation) of investments..........   (8,458)   5,805    (5,618)        5,869
                                                                            --------  -------    --------      --------

  Net Increase (decrease) in net assets from operations....................   (6,166)   8,297       549         5,939
                                                                            --------  -------    --------      --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   36,852   12,574    78,784            --
   Transfers between funds including guaranteed interest account, net......  106,453   46,740   517,771       106,273
   Transfers for contract benefits and terminations........................       (1)      --      (257)           --
   Contract maintenance charges............................................   (9,902)  (1,449)   (8,683)          (19)
                                                                            --------  -------    --------      --------

  Net increase (decrease) in net assets from contractowner transactions....  133,402   57,865   587,615       106,254
                                                                            --------  -------    --------      --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.       --       --        --            --
                                                                            --------  -------    --------      --------

INCREASE (DECREASE) IN NET ASSETS..........................................  127,236   66,162   588,164       112,193
NET ASSETS -- BEGINNING OF PERIOD..........................................   66,162       --   112,193            --
                                                                            --------  -------    --------      --------

NET ASSETS -- END OF PERIOD................................................ $193,398  $66,162  $700,357      $112,193
                                                                            ========  =======    ========      ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................       --       --        --            --
  Redeemed.................................................................       --       --        --            --
                                                                            --------  -------    --------      --------
  Net Increase (Decrease)..................................................       --       --        --            --
                                                                            ========  =======    ========      ========

UNIT ACTIVITY CLASS B
  Issued...................................................................       --       --        --            --
  Redeemed.................................................................       --       --        --            --
                                                                            --------  -------    --------      --------
  Net Increase (Decrease)..................................................       --       --        --            --
                                                                            ========  =======    ========      ========

UNIT ACTIVITY SERVICE CLASS
  Issued...................................................................        1        1        31             1
  Redeemed.................................................................       --       --       (13)           --
                                                                            --------  -------    --------      --------
  Net Increase (Decrease)..................................................        1        1        18             1
                                                                            ========  =======    ========      ========

                                                                                   MULTIMANAGER
                                                                              AGGRESSIVE EQUITY* (A)
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $ (1,439,228) $  1,117,794
  Net realized gain (loss) on investments..................................    5,345,818      (593,215)
  Change in unrealized appreciation (depreciation) of investments..........  (26,865,077)   56,399,362
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................  (22,958,487)   56,923,941
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   30,635,879    34,849,746
   Transfers between funds including guaranteed interest account, net......  (16,485,231)     (926,112)
   Transfers for contract benefits and terminations........................  (26,754,808)  (23,728,545)
   Contract maintenance charges............................................  (28,383,268)  (29,589,893)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (40,987,428)  (19,394,804)
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --       181,736
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (63,945,915)   37,710,873
NET ASSETS -- BEGINNING OF PERIOD..........................................  387,958,832   350,247,959
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $324,012,917  $387,958,832
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           40           105
  Redeemed.................................................................         (146)         (136)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................         (106)          (31)
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................           17            66
  Redeemed.................................................................          (41)          (44)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................          (24)           22
                                                                            ============  ============

UNIT ACTIVITY SERVICE CLASS
  Issued...................................................................           --            --
  Redeemed.................................................................           --            --
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................           --            --
                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   MULTIMANAGER
                                                                                    CORE BOND*
                                                                            --------------------------
                                                                                2011          2010
                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  2,146,222  $  2,771,438
  Net realized gain (loss) on investments..................................    4,152,155     3,201,490
  Change in unrealized appreciation (depreciation) of investments..........   (1,185,119)      657,981
                                                                            ------------  ------------

  Net Increase (decrease) in net assets from operations....................    5,113,258     6,630,909
                                                                            ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    6,730,437     8,149,996
   Transfers between funds including guaranteed interest account, net......  (11,534,493)   (6,292,535)
   Transfers for contract benefits and terminations........................   (6,169,643)   (5,990,348)
   Contract maintenance charges............................................   (6,079,014)   (6,815,252)
                                                                            ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions....  (17,052,713)  (10,948,139)
                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --
                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................  (11,939,455)   (4,317,230)
NET ASSETS -- BEGINNING OF PERIOD..........................................  101,934,621   106,251,851
                                                                            ------------  ------------

NET ASSETS -- END OF PERIOD................................................ $ 89,995,166  $101,934,621
                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           29            40
  Redeemed.................................................................          (46)          (37)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................          (17)            3
                                                                            ============  ============

UNIT ACTIVITY CLASS B
  Issued...................................................................           79           152
  Redeemed.................................................................         (174)         (225)
                                                                            ------------  ------------
  Net Increase (Decrease)..................................................          (95)          (73)
                                                                            ============  ============

                                                                                                             MULTIMANAGER
                                                                                   MULTIMANAGER             LARGE CAP CORE
                                                                              INTERNATIONAL EQUITY*            EQUITY*
                                                                            -------------------------  -----------------------
                                                                                2011          2010         2011        2010
                                                                            ------------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    608,761  $ 1,313,475  $    13,958  $    9,998
  Net realized gain (loss) on investments..................................   (5,176,910)  (4,485,469)     (96,376)   (254,164)
  Change in unrealized appreciation (depreciation) of investments..........   (4,214,261)   6,377,051     (640,383)  1,119,543
                                                                            ------------  -----------  -----------  ----------

  Net Increase (decrease) in net assets from operations....................   (8,782,410)   3,205,057     (722,801)    875,377
                                                                            ------------  -----------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    6,128,134    5,107,773      946,933     875,017
   Transfers between funds including guaranteed interest account, net......   (3,151,879)  (4,041,227)     648,182     351,274
   Transfers for contract benefits and terminations........................   (3,462,959)  (3,417,117)  (1,066,376)   (430,964)
   Contract maintenance charges............................................   (4,043,545)  (3,347,602)    (578,529)   (554,887)
                                                                            ------------  -----------  -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....   (4,530,249)  (5,698,173)     (49,790)    240,440
                                                                            ------------  -----------  -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --           --           --          --
                                                                            ------------  -----------  -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (13,312,659)  (2,493,116)    (772,591)  1,115,817
NET ASSETS -- BEGINNING OF PERIOD..........................................   52,103,759   54,596,875    8,660,725   7,544,908
                                                                            ------------  -----------  -----------  ----------

NET ASSETS -- END OF PERIOD................................................ $ 38,791,100  $52,103,759  $ 7,888,134  $8,660,725
                                                                            ============  ===========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           11            6            2           2
  Redeemed.................................................................          (14)         (12)          (3)         (4)
                                                                            ------------  -----------  -----------  ----------
  Net Increase (Decrease)..................................................           (3)          (6)          (1)         (2)
                                                                            ============  ===========  ===========  ==========

UNIT ACTIVITY CLASS B
  Issued...................................................................           47           50           20          11
  Redeemed.................................................................          (77)         (85)         (20)         (7)
                                                                            ------------  -----------  -----------  ----------
  Net Increase (Decrease)..................................................          (30)         (35)          --           4
                                                                            ============  ===========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                  MULTIMANAGER              MULTIMANAGER
                                                                                LARGE CAP VALUE*           MID CAP GROWTH*
                                                                            ------------------------  ------------------------
                                                                                2011         2010         2011         2010
                                                                            -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   219,259  $   186,100  $  (101,502) $   (98,876)
  Net realized gain (loss) on investments..................................  (1,531,056)  (3,362,074)     889,924     (984,723)
  Change in unrealized appreciation (depreciation) of investments..........    (366,505)   7,222,090   (2,926,611)   7,670,774
                                                                            -----------  -----------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................  (1,678,302)   4,046,116   (2,138,189)   6,587,175
                                                                            -----------  -----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   2,640,174    3,322,542    2,757,264    3,174,922
   Transfers between funds including guaranteed interest account, net......  (4,018,096)  (4,018,760)  (2,148,367)  (1,482,128)
   Transfers for contract benefits and terminations........................  (1,887,726)  (1,773,116)  (1,422,384)  (1,092,174)
   Contract maintenance charges............................................  (1,764,019)  (1,940,258)  (2,713,431)  (2,773,031)
                                                                            -----------  -----------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (5,029,667)  (4,409,592)  (3,526,918)  (2,172,411)
                                                                            -----------  -----------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --           --           --
                                                                            -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (6,707,969)    (363,476)  (5,665,107)   4,414,764
NET ASSETS -- BEGINNING OF PERIOD..........................................  34,034,022   34,397,498   30,820,134   26,405,370
                                                                            -----------  -----------  -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $27,326,053  $34,034,022  $25,155,027  $30,820,134
                                                                            ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           5            6            3            3
  Redeemed.................................................................         (12)          (9)          (7)          (8)
                                                                            -----------  -----------  -----------  -----------
  Net Increase (Decrease)..................................................          (7)          (3)          (4)          (5)
                                                                            ===========  ===========  ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................          14           23           24           38
  Redeemed.................................................................         (43)         (56)         (44)         (52)
                                                                            -----------  -----------  -----------  -----------
  Net Increase (Decrease)..................................................         (29)         (33)         (20)         (14)
                                                                            ===========  ===========  ===========  ===========

                                                                                   MULTIMANAGER
                                                                                  MID CAP VALUE*
                                                                            -------------------------
                                                                                2011          2010
                                                                            ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   (156,968) $   242,735
  Net realized gain (loss) on investments..................................    1,715,263   (1,648,251)
  Change in unrealized appreciation (depreciation) of investments..........   (8,933,727)  13,552,057
                                                                            ------------  -----------

  Net Increase (decrease) in net assets from operations....................   (7,375,432)  12,146,541
                                                                            ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    3,132,281    5,066,230
   Transfers between funds including guaranteed interest account, net......   (3,733,179)  (3,488,029)
   Transfers for contract benefits and terminations........................   (6,124,029)  (3,088,562)
   Contract maintenance charges............................................   (2,539,915)  (2,719,214)
                                                                            ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions....   (9,264,842)  (4,229,575)
                                                                            ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --           --
                                                                            ------------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (16,640,274)   7,916,966
NET ASSETS -- BEGINNING OF PERIOD..........................................   60,029,286   52,112,320
                                                                            ------------  -----------

NET ASSETS -- END OF PERIOD................................................ $ 43,389,012  $60,029,286
                                                                            ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................            9           12
  Redeemed.................................................................          (11)          (9)
                                                                            ------------  -----------
  Net Increase (Decrease)..................................................           (2)           3
                                                                            ============  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................           30           49
  Redeemed.................................................................          (83)         (75)
                                                                            ------------  -----------
  Net Increase (Decrease)..................................................          (53)         (26)
                                                                            ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                   MULTIMANAGER               MULTIMANAGER
                                                                                MULTI-SECTOR BOND*         SMALL CAP GROWTH*
                                                                            --------------------------  -----------------------
                                                                                2011          2010          2011        2010
                                                                            ------------  ------------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  4,056,796  $  3,112,939  $   (13,331) $  (13,532)
  Net realized gain (loss) on investments..................................   (7,755,380)  (12,298,521)     285,107     163,806
  Change in unrealized appreciation (depreciation) of investments..........    9,280,591    17,422,320   (1,519,093)  1,633,240
                                                                            ------------  ------------  -----------  ----------

  Net Increase (decrease) in net assets from operations....................    5,582,007     8,236,738   (1,247,317)  1,783,514
                                                                            ------------  ------------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    9,198,454    15,253,344    1,034,603   1,118,571
   Transfers between funds including guaranteed interest account, net......  (12,237,094)  (13,032,306)    (483,568)   (277,028)
   Transfers for contract benefits and terminations........................   (8,877,760)   (6,551,158)    (248,500)   (161,266)
   Contract maintenance charges............................................   (8,653,765)   (9,391,909)    (510,132)   (493,688)
                                                                            ------------  ------------  -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....  (20,570,165)  (13,722,029)    (207,597)    186,589
                                                                            ------------  ------------  -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.           --            --           --          --
                                                                            ------------  ------------  -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (14,988,158)   (5,485,291)  (1,454,914)  1,970,103
NET ASSETS -- BEGINNING OF PERIOD..........................................  127,109,660   132,594,951    8,520,444   6,550,341
                                                                            ------------  ------------  -----------  ----------

NET ASSETS -- END OF PERIOD................................................ $112,121,502  $127,109,660  $ 7,065,530  $8,520,444
                                                                            ============  ============  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................          138           169           --          --
  Redeemed.................................................................         (216)         (220)          --          --
                                                                            ------------  ------------  -----------  ----------
  Net Increase (Decrease)..................................................          (78)          (51)          --          --
                                                                            ============  ============  ===========  ==========

UNIT ACTIVITY CLASS B
  Issued...................................................................           13            28           25          32
  Redeemed.................................................................          (24)          (28)         (27)        (31)
                                                                            ------------  ------------  -----------  ----------
  Net Increase (Decrease)..................................................          (11)           --           (2)          1
                                                                            ============  ============  ===========  ==========

                                                                                  MULTIMANAGER
                                                                                SMALL CAP VALUE*
                                                                            ------------------------
                                                                                2011         2010
                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   (45,219) $   (23,339)
  Net realized gain (loss) on investments..................................    (476,243)  (2,317,014)
  Change in unrealized appreciation (depreciation) of investments..........  (2,028,014)   8,437,526
                                                                            -----------  -----------

  Net Increase (decrease) in net assets from operations....................  (2,549,476)   6,097,173
                                                                            -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   2,690,055    3,067,500
   Transfers between funds including guaranteed interest account, net......  (2,940,171)  (2,395,018)
   Transfers for contract benefits and terminations........................  (1,509,187)  (1,427,396)
   Contract maintenance charges............................................  (1,906,967)  (2,003,694)
                                                                            -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (3,666,270)  (2,758,608)
                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --
                                                                            -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (6,215,746)   3,338,565
NET ASSETS -- BEGINNING OF PERIOD..........................................  31,438,223   28,099,658
                                                                            -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $25,222,477  $31,438,223
                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           5           10
  Redeemed.................................................................         (10)         (14)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................          (5)          (4)
                                                                            ===========  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................           8           34
  Redeemed.................................................................         (22)         (48)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................         (14)         (14)
                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                   MULTIMANAGER             MUTUAL SHARES
                                                                                   TECHNOLOGY*           SECURITIES FUND (B)
                                                                            -------------------------  -----------------------
                                                                                2011         2010          2011        2010
                                                                            -----------  ------------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $  (327,263) $   (313,583) $   177,283  $   15,508
  Net realized gain (loss) on investments..................................   3,498,492     3,968,080      153,770      22,536
  Change in unrealized appreciation (depreciation) of investments..........  (6,908,850)    8,418,185     (461,375)    441,622
                                                                            -----------  ------------  -----------  ----------

  Net Increase (decrease) in net assets from operations....................  (3,737,621)   12,072,682     (130,322)    479,666
                                                                            -----------  ------------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   6,130,659     7,830,353      357,843      62,186
   Transfers between funds including guaranteed interest account, net......    (608,494)   (9,488,438)   2,359,718   6,707,063
   Transfers for contract benefits and terminations........................  (6,492,034)   (5,061,716)  (1,570,564)    (69,870)
   Contract maintenance charges............................................  (4,373,403)   (4,527,287)    (124,619)    (24,883)
                                                                            -----------  ------------  -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....  (5,343,272)  (11,247,088)   1,022,378   6,674,496
                                                                            -----------  ------------  -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --            --          (24)         24
                                                                            -----------  ------------  -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (9,080,893)      825,594      892,032   7,154,186
NET ASSETS -- BEGINNING OF PERIOD..........................................  80,913,092    80,087,498    7,154,186          --
                                                                            -----------  ------------  -----------  ----------

NET ASSETS -- END OF PERIOD................................................ $71,832,199  $ 80,913,092  $ 8,046,218  $7,154,186
                                                                            ===========  ============  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           9             6           --          --
  Redeemed.................................................................          (9)          (10)          --          --
                                                                            -----------  ------------  -----------  ----------
  Net Increase (Decrease)..................................................          --            (4)          --          --
                                                                            ===========  ============  ===========  ==========

UNIT ACTIVITY CLASS B
  Issued...................................................................          83            80           --          --
  Redeemed.................................................................        (120)         (155)          --          --
                                                                            -----------  ------------  -----------  ----------
  Net Increase (Decrease)..................................................         (37)          (75)          --          --
                                                                            ===========  ============  ===========  ==========

UNIT ACTIVITY CLASS 2
  Issued...................................................................          --            --           31          76
  Redeemed.................................................................          --            --          (21)         (3)
                                                                            -----------  ------------  -----------  ----------
  Net Increase (Decrease)..................................................          --            --           10          73
                                                                            ===========  ============  ===========  ==========

UNIT ACTIVITY CLASS II
  Issued...................................................................          --            --           --          --
  Redeemed.................................................................          --            --           --          --
                                                                            -----------  ------------  -----------  ----------
  Net Increase (Decrease)..................................................          --            --           --          --
                                                                            ===========  ============  ===========  ==========

                                                                                NATURAL RESOURCES
                                                                                    PORTFOLIO
                                                                            -------------------------
                                                                                2011          2010
                                                                            ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $         --  $    19,885
  Net realized gain (loss) on investments..................................    3,357,436    3,985,352
  Change in unrealized appreciation (depreciation) of investments..........   (9,654,001)   3,435,980
                                                                            ------------  -----------

  Net Increase (decrease) in net assets from operations....................   (6,296,565)   7,441,217
                                                                            ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................      125,204    3,176,620
   Transfers between funds including guaranteed interest account, net......   (2,166,718)   2,569,426
   Transfers for contract benefits and terminations........................   (4,984,960)  (3,526,695)
   Contract maintenance charges............................................     (466,078)    (485,572)
                                                                            ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions....   (7,492,552)   1,733,779
                                                                            ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.        3,904           87
                                                                            ------------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (13,785,213)   9,175,083
NET ASSETS -- BEGINNING OF PERIOD..........................................   38,116,771   28,941,688
                                                                            ------------  -----------

NET ASSETS -- END OF PERIOD................................................ $ 24,331,558  $38,116,771
                                                                            ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued...................................................................           --           --
  Redeemed.................................................................           --           --
                                                                            ------------  -----------
  Net Increase (Decrease)..................................................           --           --
                                                                            ============  ===========

UNIT ACTIVITY CLASS B
  Issued...................................................................           --           --
  Redeemed.................................................................           --           --
                                                                            ------------  -----------
  Net Increase (Decrease)..................................................           --           --
                                                                            ============  ===========

UNIT ACTIVITY CLASS 2
  Issued...................................................................           --           --
  Redeemed.................................................................           --           --
                                                                            ------------  -----------
  Net Increase (Decrease)..................................................           --           --
                                                                            ============  ===========

UNIT ACTIVITY CLASS II
  Issued...................................................................          251          265
  Redeemed.................................................................         (332)        (249)
                                                                            ------------  -----------
  Net Increase (Decrease)..................................................          (81)          16
                                                                            ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 PIMCO VARIABLE
                                                                                INSURANCE TRUST           PIMCO VARIABLE
                                                                             COMMODITYREALRETURN(R)    INSURANCE TRUST REAL
                                                                             STRATEGY PORTFOLIO (B)    RETURN PORTFOLIO (B)
                                                                            -----------------------  -----------------------
                                                                                2011        2010         2011        2010
                                                                            -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   984,436  $   80,463  $   266,202  $   93,995
  Net realized gain (loss) on investments..................................    (144,987)     55,289    1,001,845      19,935
  Change in unrealized appreciation (depreciation) of investments..........  (1,636,915)    153,372      419,988    (224,195)
                                                                            -----------  ----------  -----------  ----------

  Net Increase (decrease) in net assets from operations....................    (797,466)    289,124    1,688,035    (110,265)
                                                                            -----------  ----------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   1,046,197     115,451    1,369,407     692,746
   Transfers between funds including guaranteed interest account, net......   5,071,914   2,633,388   15,717,806   8,852,167
   Transfers for contract benefits and terminations........................    (177,977)    (23,599)    (750,106)    (16,581)
   Contract maintenance charges............................................    (288,768)    (22,544)    (501,950)    (67,858)
                                                                            -----------  ----------  -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....   5,651,366   2,702,696   15,835,157   9,460,474
                                                                            -----------  ----------  -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          46          32        2,351          59
                                                                            -----------  ----------  -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................   4,853,946   2,991,852   17,525,543   9,350,268
NET ASSETS -- BEGINNING OF PERIOD..........................................   2,991,852          --    9,350,268          --
                                                                            -----------  ----------  -----------  ----------

NET ASSETS -- END OF PERIOD................................................ $ 7,845,798  $2,991,852  $26,875,811  $9,350,268
                                                                            ===========  ==========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR SHARE CLASS
  Issued...................................................................          91          26          233         137
  Redeemed.................................................................         (46)         (2)         (86)        (21)
                                                                            -----------  ----------  -----------  ----------
  Net Increase (Decrease)..................................................          45          24          147         116
                                                                            ===========  ==========  ===========  ==========

                                                                                 PIMCO VARIABLE
                                                                              INSURANCE TRUST TOTAL
                                                                              RETURN PORTFOLIO (B)
                                                                            ------------------------
                                                                                2011         2010
                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $ 1,101,786  $ 1,016,225
  Net realized gain (loss) on investments..................................     (40,814)     273,522
  Change in unrealized appreciation (depreciation) of investments..........     280,072   (1,520,537)
                                                                            -----------  -----------

  Net Increase (decrease) in net assets from operations....................   1,341,044     (230,790)
                                                                            -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   3,350,978    1,850,874
   Transfers between funds including guaranteed interest account, net......  17,079,464   36,127,221
   Transfers for contract benefits and terminations........................  (2,829,844)    (314,167)
   Contract maintenance charges............................................  (1,331,535)    (259,674)
                                                                            -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  16,269,063   37,404,254
                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.       3,367          524
                                                                            -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  17,613,474   37,173,988
NET ASSETS -- BEGINNING OF PERIOD..........................................  37,173,988           --
                                                                            -----------  -----------

NET ASSETS -- END OF PERIOD................................................ $54,787,462  $37,173,988
                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR SHARE CLASS
  Issued...................................................................         431          424
  Redeemed.................................................................        (266)         (57)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................         165          367
                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                             T. ROWE PRICE EQUITY   T. ROWE PRICE HEALTH
                                                                                    INCOME                SCIENCES
                                                                              PORTFOLIO - II (B)       PORTFOLIO (B)
                                                                            ----------------------  --------------------
                                                                               2011        2010        2011       2010
                                                                            ----------  ----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   89,935  $   38,834  $       --  $     --
  Net realized gain (loss) on investments..................................     70,704      54,820      34,014     1,365
  Change in unrealized appreciation (depreciation) of investments..........   (448,233)    456,083      66,205    51,462
                                                                            ----------  ----------  ----------  --------
  Net Increase (decrease) in net assets from operations....................   (287,594)    549,737     100,219    52,827
                                                                            ----------  ----------  ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    364,461     132,052      23,533   242,048
   Transfers between funds including guaranteed interest account, net......  4,180,713   4,666,761   1,648,333   473,772
   Transfers for contract benefits and terminations........................    (72,076)         (7)   (320,094)       --
   Contract maintenance charges............................................   (109,755)    (11,369)     (7,993)       --
                                                                            ----------  ----------  ----------  --------

  Net increase (decrease) in net assets from contractowner transactions....  4,363,343   4,787,437   1,343,779   715,820
                                                                            ----------  ----------  ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.        416          83         500        --
                                                                            ----------  ----------  ----------  --------

INCREASE (DECREASE) IN NET ASSETS..........................................  4,076,165   5,337,257   1,444,498   768,647
NET ASSETS -- BEGINNING OF PERIOD..........................................  5,337,257          --     768,647        --
                                                                            ----------  ----------  ----------  --------
NET ASSETS -- END OF PERIOD................................................ $9,413,422  $5,337,257  $2,213,145  $768,647
                                                                            ==========  ==========  ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................         --          --          --        --
  Redeemed.................................................................         --          --          --        --
                                                                            ----------  ----------  ----------  --------
  Net Increase (Decrease)..................................................         --          --          --        --
                                                                            ==========  ==========  ==========  ========

UNIT ACTIVITY CLASS II
  Issued...................................................................         61          60          23         7
  Redeemed.................................................................        (20)         (8)         (7)       --
                                                                            ----------  ----------  ----------  --------
  Net Increase (Decrease)..................................................         41          52          16         7
                                                                            ==========  ==========  ==========  ========

                                                                                   TARGET 2015
                                                                                   ALLOCATION*
                                                                            ------------------------
                                                                                2011         2010
                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    97,057  $    88,747
  Net realized gain (loss) on investments..................................     153,448      301,793
  Change in unrealized appreciation (depreciation) of investments..........    (471,455)     118,868
                                                                            -----------  -----------
  Net Increase (decrease) in net assets from operations....................    (220,950)     509,408
                                                                            -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................     177,610    1,194,302
   Transfers between funds including guaranteed interest account, net......  (1,905,804)   2,534,896
   Transfers for contract benefits and terminations........................  (1,117,468)  (1,148,179)
   Contract maintenance charges............................................     (69,947)     (80,818)
                                                                            -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....  (2,915,609)   2,500,201
                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           --
                                                                            -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (3,136,559)   3,009,609
NET ASSETS -- BEGINNING OF PERIOD..........................................   6,259,312    3,249,703
                                                                            -----------  -----------
NET ASSETS -- END OF PERIOD................................................ $ 3,122,753  $ 6,259,312
                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................          26           51
  Redeemed.................................................................         (54)         (30)
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................         (28)          21
                                                                            ===========  ===========

UNIT ACTIVITY CLASS II
  Issued...................................................................          --           --
  Redeemed.................................................................          --           --
                                                                            -----------  -----------
  Net Increase (Decrease)..................................................          --           --
                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  TARGET 2025              TARGET 2035
                                                                                  ALLOCATION*              ALLOCATION*
                                                                            -----------------------  ----------------------
                                                                                2011        2010        2011        2010
                                                                            -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   109,842  $   93,798  $  103,578  $   75,516
  Net realized gain (loss) on investments..................................      23,698     341,263      72,114     200,210
  Change in unrealized appreciation (depreciation) of investments..........    (453,757)    (20,922)   (561,000)     84,191
                                                                            -----------  ----------  ----------  ----------

  Net Increase (decrease) in net assets from operations....................    (320,217)    414,139    (385,308)    359,917
                                                                            -----------  ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................     145,067     554,311     106,175     630,825
   Transfers between funds including guaranteed interest account, net......    (603,011)  5,250,576   1,200,405   4,985,281
   Transfers for contract benefits and terminations........................  (1,296,041)   (501,765)   (305,499)   (597,459)
   Contract maintenance charges............................................     (75,633)    (53,114)    (52,271)    (43,461)
                                                                            -----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....  (1,829,618)  5,250,008     948,810   4,975,186
                                                                            -----------  ----------  ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          --           8          --          --
                                                                            -----------  ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................  (2,149,835)  5,664,155     563,502   5,335,103
NET ASSETS -- BEGINNING OF PERIOD..........................................   7,295,012   1,630,857   6,616,469   1,281,366
                                                                            -----------  ----------  ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $ 5,145,177  $7,295,012  $7,179,971  $6,616,469
                                                                            ===========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................          34          83          32          69
  Redeemed.................................................................         (50)        (30)        (21)        (18)
                                                                            -----------  ----------  ----------  ----------
  Net Increase (Decrease)..................................................         (16)         53          11          51
                                                                            ===========  ==========  ==========  ==========

                                                                                  TARGET 2045
                                                                                  ALLOCATION*
                                                                            ----------------------
                                                                               2011        2010
                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $   15,217  $   13,321
  Net realized gain (loss) on investments..................................     26,555      (8,686)
  Change in unrealized appreciation (depreciation) of investments..........   (146,609)     47,889
                                                                            ----------  ----------

  Net Increase (decrease) in net assets from operations....................   (104,837)     52,524
                                                                            ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................     67,909      56,555
   Transfers between funds including guaranteed interest account, net......    (23,312)  1,016,207
   Transfers for contract benefits and terminations........................    (18,520)    (23,154)
   Contract maintenance charges............................................    (19,609)     (8,906)
                                                                            ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....      6,468   1,040,702
                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         11          --
                                                                            ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................    (98,358)  1,093,226
NET ASSETS -- BEGINNING OF PERIOD..........................................  1,245,934     152,708
                                                                            ----------  ----------

NET ASSETS -- END OF PERIOD................................................ $1,147,576  $1,245,934
                                                                            ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................         13          18
  Redeemed.................................................................        (11)         (7)
                                                                            ----------  ----------
  Net Increase (Decrease)..................................................          2          11
                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              TEMPLETON DEVELOPING
                                                                               MARKETS SECURITIES      TEMPLETON GLOBAL BOND
                                                                                    FUND (B)            SECURITIES FUND (B)
                                                                            -----------------------  ------------------------
                                                                                2011        2010         2011         2010
                                                                            -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    39,131  $   (2,776) $ 1,890,336  $   (16,706)
  Net realized gain (loss) on investments..................................      54,573      27,965      203,352      179,564
  Change in unrealized appreciation (depreciation) of investments..........  (1,432,135)    297,560   (4,487,218)     351,880
                                                                            -----------  ----------  -----------  -----------

  Net Increase (decrease) in net assets from operations....................  (1,338,431)    322,749   (2,393,530)     514,738
                                                                            -----------  ----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   1,000,788     181,478    2,890,433    1,009,015
   Transfers between funds including guaranteed interest account, net......   4,070,787   3,889,180   41,251,470   15,986,583
   Transfers for contract benefits and terminations........................    (262,027)       (153)    (870,056)    (182,346)
   Contract maintenance charges............................................    (334,001)    (36,359)  (1,025,492)    (183,906)
                                                                            -----------  ----------  -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions....   4,475,547   4,034,146   42,246,355   16,629,346
                                                                            -----------  ----------  -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          40          52           --          601
                                                                            -----------  ----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................   3,137,156   4,356,947   39,852,825   17,144,685
NET ASSETS -- BEGINNING OF PERIOD..........................................   4,356,947          --   17,144,685           --
                                                                            -----------  ----------  -----------  -----------
NET ASSETS -- END OF PERIOD................................................ $ 7,494,103  $4,356,947  $56,997,510  $17,144,685
                                                                            ===========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued...................................................................          76          41          515          201
  Redeemed.................................................................         (35)         (3)        (122)         (36)
                                                                            -----------  ----------  -----------  -----------
  Net Increase (Decrease)..................................................          41          38          393          165
                                                                            ===========  ==========  ===========  ===========

                                                                              TEMPLETON GROWTH
                                                                             SECURITIES FUND (B)
                                                                            --------------------
                                                                               2011       2010
                                                                            ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    7,946  $   (430)
  Net realized gain (loss) on investments..................................      4,299    14,110
  Change in unrealized appreciation (depreciation) of investments..........   (134,884)   36,015
                                                                            ----------  --------

  Net Increase (decrease) in net assets from operations....................   (122,639)   49,695
                                                                            ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................    335,941   144,795
   Transfers between funds including guaranteed interest account, net......    572,533   135,904
   Transfers for contract benefits and terminations........................    (57,971)       --
   Contract maintenance charges............................................    (46,272)   (4,179)
                                                                            ----------  --------

  Net increase (decrease) in net assets from contractowner transactions....    804,231   276,520
                                                                            ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.          7        --
                                                                            ----------  --------

INCREASE (DECREASE) IN NET ASSETS..........................................    681,599   326,215
NET ASSETS -- BEGINNING OF PERIOD..........................................    326,215        --
                                                                            ----------  --------
NET ASSETS -- END OF PERIOD................................................ $1,007,814  $326,215
                                                                            ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued...................................................................         15         5
  Redeemed.................................................................         (8)       (2)
                                                                            ----------  --------
  Net Increase (Decrease)..................................................          7         3
                                                                            ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                        VANGUARD VARIABLE
                                                                               VAN ECK VIP GLOBAL        INSURANCE FUND -
                                                                              HARD ASSETS FUND (B)    EQUITY INDEX PORTFOLIO
                                                                            -----------------------  -----------------------
                                                                                2011        2010         2011        2010
                                                                            -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................. $    18,161  $   (2,249) $    50,047  $   75,292
  Net realized gain (loss) on investments..................................     (21,336)     15,138      202,508    (306,595)
  Change in unrealized appreciation (depreciation) of investments..........  (2,069,212)    419,035      (63,154)  1,028,835
                                                                            -----------  ----------  -----------  ----------

  Net Increase (decrease) in net assets from operations....................  (2,072,387)    431,924      189,401     797,532
                                                                            -----------  ----------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners...................................   1,088,096     223,228      434,915     945,342
   Transfers between funds including guaranteed interest account, net......   7,395,602   3,447,109   (2,621,025)    (72,370)
   Transfers for contract benefits and terminations........................    (173,572)    (15,313)    (368,677)    (31,709)
   Contract maintenance charges............................................    (379,580)    (22,157)    (327,589)   (516,831)
                                                                            -----------  ----------  -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions....   7,930,546   3,632,867   (2,882,376)    324,432
                                                                            -----------  ----------  -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP.         454          46           --          --
                                                                            -----------  ----------  -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..........................................   5,858,613   4,064,837   (2,692,975)  1,121,964
NET ASSETS -- BEGINNING OF PERIOD..........................................   4,064,837          --    6,235,626   5,113,662
                                                                            -----------  ----------  -----------  ----------
NET ASSETS -- END OF PERIOD................................................ $ 9,923,450  $4,064,837  $ 3,542,651  $6,235,626
                                                                            ===========  ==========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS S
  Issued...................................................................         133          38           --          --
  Redeemed.................................................................         (66)         (3)          --          --
                                                                            -----------  ----------  -----------  ----------
  Net Increase (Decrease)..................................................          67          35           --          --
                                                                            ===========  ==========  ===========  ==========

UNIT ACTIVITY INVESTOR SHARE CLASS
  Issued...................................................................          --          --           10          12
  Redeemed.................................................................          --          --          (32)         (9)
                                                                            -----------  ----------  -----------  ----------
  Net Increase (Decrease)..................................................          --          --          (22)          3
                                                                            ===========  ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(a)Multimanager Aggressive Equity replaced Multimanger Large Cap Growth due to a fund merger on September 17, 2010.
(b)Units were made available for sale on May 2, 2010.
(c)Invesco V.I. Dividend Growth replaced Invesco V.I. Financial Services due to a fund merger on April 29, 2011.
(d)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
(e)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account FP ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invest in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc., EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trust, PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc., The Prudential Series Fund, Van Eck VIP Trust, and Vanguard Variable Insurance Fund (Collectively, "The Trusts"). The Trusts are open-ended management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 .   Invesco V.I. Dividend Growth Fund
 .   Invesco V.I. Global Real Estate Fund
 .   Invesco V.I. International Growth Fund
 .   Invesco V.I. Mid Cap Core Equity Fund
 .   Invesco V.I. Small Cap Equity Fund

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 .   American Century VP Mid Cap Value

     AXA PREMIER VIP TRUST*
 .   AXA Aggressive Allocation
 .   AXA Conservative Allocation
 .   AXA Conservative-Plus Allocation
 .   AXA Moderate Allocation
 .   AXA Moderate-Plus Allocation
 .   Multimanager Aggressive Equity
 .   Multimanager Core Bond
 .   Multimanager International Equity
 .   Multimanager Large Cap Core Equity
 .   Multimanager Large Cap Value
 .   Multimanager Mid Cap Growth
 .   Multimanager Mid Cap Value
 .   Multimanager Multi-Sector Bond
 .   Multimanager Small Cap Growth
 .   Multimanager Small Cap Value
 .   Multimanager Technology
 .   Target 2015 Allocation
 .   Target 2025 Allocation
 .   Target 2035 Allocation
 .   Target 2045 Allocation

     BLACKROCK VARIABLE SERIES FUNDS, INC.
 .   BlackRock Global Allocation V.I. Fund

     EQ ADVISORS TRUST*
 .   All Asset Allocation
 .   AXA Balanced Strategy
 .   AXA Conservative Growth Strategy
 .   AXA Conservative Strategy
 .   AXA Growth Strategy
 .   AXA Moderate Growth Strategy
 .   AXA Tactical Manager 2000
 .   AXA Tactical Manager 400
 .   AXA Tactical Manager 500
 .   AXA Tactical Manager International
 .   EQ/AllianceBernstein Small Cap Growth
 .   EQ/BlackRock Basic Value Equity
 .   EQ/Boston Advisors Equity Income
 .   EQ/Calvert Socially Responsible
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Core Bond Index
 .   EQ/Equity 500 Index
 .   EQ/Equity Growth PLUS
 .   EQ/GAMCO Mergers and Acquisitions
 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond Index
 .   EQ/International Core PLUS
 .   EQ/International Equity Index /(1)/
 .   EQ/International Value PLUS /(2)/
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS
 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth /(3)/
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/PIMCO Ultra Short Bond

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Continued)

 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/UBS Growth and Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth/(4)/

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Asset Manager: Growth Portfolio
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Equity-Income Portfolio
 .   Fidelity(R) VIP Growth & Income Portfolio
 .   Fidelity(R) VIP High Income Portfolio
 .   Fidelity(R) VIP Investment Grade Bond Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio
 .   Fidelity(R) VIP Money Market Portfolio
 .   Fidelity(R) VIP Value Portfolio
 .   Fidelity(R) VIP Value Strategies Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Franklin Rising Dividends Securities Fund
 .   Franklin Small Cap Value Securities Fund
 .   Franklin Strategic Income Securities Fund
 .   Mutual Shares Securities Fund
 .   Templeton Developing Markets Securities Fund
 .   Templeton Global Bond Securities Fund
 .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST-VARIABLE INSURANCE PORTFOLIOS
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Dividend Opportunities
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Science and Technology
 .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Utilities Series

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio
 .   PIMCO Variable Insurance Trust Real Return Portfolio
 .   PIMCO Variable Insurance Trust Total Return Portfolio

     T. ROWE PRICE EQUITY SERIES, INC.
 .   T. Rowe Price Equity Income Portfolio - II
 .   T. Rowe Price Health Sciences Portfolio

     THE PRUDENTIAL SERIES FUND
 .   Natural Resources Portfolio

     VAN ECK VIP TRUST
 .   Van Eck VIP Global Hard Assets Fund

     VANGUARD
 .   Vanguard Variable Insurance Fund - Equity Index Portfolio

  (1)Formerly known as EQ/AllianceBernstein International
  (2)Formerly known as EQ/BlackRock International Value
  (3)Formerly known as EQ/International Growth
  (4)Formerly known as EQ/Wells Fargo Advantage Omega Growth

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for the following Variable Life products (collectively, the "Contracts"):

 .   Accumulator Life
 .   Incentive Life
 .   Incentive Life 2000
 .   Incentive Life Sales (1999 and after)
 .   Incentive Life '02
 .   Incentive Life '06
 .   Incentive Life(R) Optimizer
 .   Incentive Life Optimizer II

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Concluded)


 .   Incentive Life Plus/SM/
 .   Incentive Life Plus Original Series
 .   Paramount Life
 .   IL Legacy
 .   IL Legacy II
 .   IL ProtectorSM
 .   Incentive Life COLI
 .   Incentive Life COLI '04
 .   Champion 2000
 .   Survivorship 2000
 .   Survivorship Incentive Life 1999
 .   Survivorship Incentive Life '02
 .   Survivorship Incentive Life(R) Legacy
 .   SP-Flex
 .   Corporate Owned Incentive Life(R)

   The Incentive Life 2000, Champion 2000 and Survivorship 2000 Contracts are herein referred to as the "Series 2000 Policies." Incentive Life Plus/SM/ Contracts offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life Plus/SM/." Incentive Life Plus Contracts issued with a prior prospectus are referred to as "Incentive Life Plus Original Series."

   The Account supports the operations of various AXA Equitable insurance products. These products are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those Variable Investment Options supporting life insurance products which are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution Channel.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation of units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Accounts' financial statements and disclosures.

   Investments:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the fair value of the underlying assets of each Portfolio less liabilities.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Due to and Due From:

   Receivable/payable for policy-related transactions represent amount due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Accumulation Nonunitized:

   Accumulation nonunitized represents a product offered based upon a dollar amount (starting at $1) rather than units. It is similar to Accumulation Units accounts, which are based upon units, as the dollar amount of the Contractowner account changes with the investment activity of the Variable Investment Option the Contract is invested in, net of Contract charges.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to the Variable Investment Options, and (except for SP-Flex Contracts), to the guaranteed interest account of AXA Equitable's General Account. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for Contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

                                        PURCHASES      SALES
                                       ------------ ------------
All Assset Allocation................. $  5,194,337 $    839,806
American Century VP Mid Cap Value.....   10,144,072    4,816,721
AXA Aggressive Allocation.............   25,250,996   24,886,217
AXA Balanced Strategy.................    4,056,939      670,958
AXA Conservative Allocation...........   21,963,518   11,691,837
AXA Conservative Growth Strategy......      852,064      197,750
AXA Conservatve Strategy..............      399,740      206,178
AXA Conservative-PLUS Allocation......    9,967,638   12,636,180
AXA Growth Strategy...................    6,346,577      610,142
AXA Moderate Allocation...............   75,574,788  135,524,308
AXA Moderate Growth Strategy..........   11,812,367      863,879
AXA Moderate-PLUS Allocation..........   56,641,863   50,534,232
AXA Tactical Manager 2000.............      664,363      234,458
AXA Tactical Manager 400..............    2,494,609      536,191
AXA Tactical Manager 500..............    1,102,828      406,058
AXA Tactical Manager International....    1,448,350      259,646
BlackRock Global Allocation V.I. Fund.    7,672,175    1,238,718
EQ/AllianceBernstein Small Cap Growth.   28,533,325   37,612,641
EQ/BlackRock Basic Value Equity.......   31,781,451   46,393,747
EQ/Boston Advisory Equity Income......    4,454,978    3,684,989
EQ/Calvert Socially Responsible.......      215,663      197,291
EQ/Capital Guardian Research..........    8,215,878   21,599,705
EQ/Common Stock Index.................   47,657,448  186,161,164
EQ/Core Bond Index....................   10,606,381   13,304,741
EQ/Equity 500 Index...................   77,464,304  146,326,449
EQ/Equity Growth PLUS.................   10,465,615   31,676,501
EQ/GAMCO Mergers & Acquisitions.......    6,277,346    3,320,039
EQ/GAMCO Small Company Value..........   28,347,006   29,033,585
EQ/Global Bond PLUS...................   37,627,993   47,686,486
EQ/Global Multi-Sector Equity.........   19,019,652   51,805,960
EQ/Intermediate Government Bond Index.   17,266,562   26,435,288
EQ/International Core PLUS............   11,355,927   10,862,986
EQ/International Equity Index.........   25,740,273   62,741,779
EQ/International Value PLUS...........   16,503,530   32,917,740
EQ/JPMorgan Value Opportunities.......    4,516,697    8,553,777
EQ/Large Cap Core PLUS................    3,045,703    2,866,531
EQ/Large Cap Growth Index.............   19,406,273   28,029,569
EQ/Large Cap Growth PLUS..............   13,336,601   25,814,554
EQ/Large Cap Value Index..............    7,772,774    2,761,172
EQ/Large Cap Value PLUS...............   14,873,418   72,768,400
EQ/Lord Abbett Large Cap Core.........    5,042,675    5,318,419
EQ/MFS International Growth...........   10,212,733    9,322,011
EQ/Mid Cap Index......................   11,506,410   25,734,444
EQ/Mid Cap Value PLUS.................   12,039,788   50,131,976
EQ/Money Market.......................  181,385,802  244,828,381
EQ/Montag & Caldwell Growth...........    6,920,395   10,133,509
EQ/Morgan Stanley Mid Cap Growth......   23,466,925   17,769,542
EQ/Pimco Ultra Short Bond.............    8,537,695   15,325,573
EQ/Quality Bond PLUS..................   12,045,604   24,080,387
EQ/Small Company Index................   20,494,389   17,164,996
EQ/T. Rowe Price Growth Stock.........   11,266,657   15,571,526

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Continued)

                                                                           PURCHASES     SALES
                                                                          ----------- -----------
EQ/UBS Growth & Income................................................... $   736,662 $ 1,084,620
EQ/Van Kampen Comstock...................................................   4,356,446   2,975,909
EQ/Wells Fargo Omega Growth..............................................  33,762,097  18,823,079
Fidelity(R) VIP Asset Manger: Growth Portfolio...........................   2,103,475   4,186,777
Fidelity(R) VIP Contrafund(R) Portfolio..................................  21,516,861  34,257,805
Fidelity(R) VIP Equity-Income Portfolio..................................   2,931,703   6,581,272
Fidelity(R) VIP Growth & Income Portfolio................................   4,552,976   7,304,412
Fidelity(R) VIP High Income Portfoliio...................................  13,799,816  23,975,201
Fidelity(R) VIP Investment Grade Bond Portfolio..........................   4,275,684  13,800,493
Fidelity(R) VIP Mid Cap Portfolio........................................  16,842,793  37,253,813
Fidelity(R) VIP Money Market Portfolio...................................   1,285,369   2,073,262
Fidelity(R) VIP Value Portfolio..........................................   2,373,476   7,187,791
Fidelity(R) VIP Value Strategies Portfolio...............................   3,225,835   7,984,511
Franklin Rising Dividends Securities Fund................................  15,778,643  13,988,795
Franklin Small Cap Value Securities Fund.................................   2,430,855   1,015,662
Frankllin Strategic Income Securities Fund...............................  15,780,551   8,378,285
Goldman Sachs VIT Mid Cap Value Fund.....................................   3,904,381   2,225,294
Invesco V.I. Dividend Growth Fund........................................   2,660,462   2,569,924
Invesco V.I. Global Real Estate Fund.....................................   9,004,728   4,353,788
Invesco V.I. International Growth Fund...................................  12,586,363   5,902,066
Invesco V.I. Mid Cap Core Equity Fund....................................   2,460,568     772,762
Invesco V.I. Small Cap Equity Fund.......................................   5,051,714   2,428,884
Ivy Funds VIP Dividend Opportunities.....................................   1,346,333     832,893
Ivy Funds VIP Energy.....................................................  11,271,759   3,878,846
Ivy Funds VIP Mid Cap Growth.............................................  16,539,301   8,044,041
Ivy Funds VIP Science and Technology.....................................   4,621,200   3,482,023
Ivy Funds VIP Small Cap Growth...........................................   7,058,389   4,092,312
Lazard Retirement Emerging Markets Equity Portfolio......................  33,347,953  19,058,760
MFS(R) International Value Portfolio.....................................  18,807,329  15,481,729
MFS(R) Investors Growth Stock Series.....................................     781,837     529,284
MFS(R) Investors Trust Series............................................     150,653      16,544
MFS(R) Utilities Series..................................................   1,389,296     786,411
Multimanager Aggressive Equity...........................................   9,172,719  51,785,811
Multimanager Core Bond...................................................  21,251,502  33,099,542
Multimanager International Equity........................................   9,998,031  13,919,519
Multimanager Large Cap Core Equity.......................................   2,925,955   2,961,787
Multimanager Large Cap Value.............................................   3,316,875   8,124,802
Multimanager Mid Cap Growth..............................................   3,756,413   7,384,833
Multimanager Mid Cap Value...............................................   6,226,690  15,648,500
Multimanager Multi-Sector Bond...........................................  35,692,184  52,216,852
Multimanager Small Cap Growth............................................   2,561,833   2,780,593
Multimanager Small Cap Value.............................................   2,493,641   6,205,130
Multimanager Technology..................................................  14,176,383  19,840,420
Mutual Shares Securities Fund............................................   3,299,848   2,100,186
Natural Resources Portfoliio.............................................  21,868,449  29,357,001
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio.  12,601,546   5,965,743
PIMCO Variable Insurance Trust Real Return Portfolio.....................  25,873,926   9,002,372
PIMCO Variable Insurance Trust Total Return Portfolio....................  44,268,658  26,094,685
T. Rowe Price Equity Income Portfolio -- II..............................   6,504,944   2,051,166
T. Rowe Price Health Sciences Portfolio..................................   2,138,326     794,047
Target 2015 Allocation...................................................   2,943,280   5,678,333
Target 2025 Allocation...................................................   3,489,014   5,166,670
Target 2035 Allocation...................................................   3,227,957   2,135,134
Target 2045 Allocation...................................................   1,072,985   1,041,979

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Concluded)

                                                             PURCHASES     SALES
                                                            ----------- -----------
Templeton Developing Markets Securities Fund............... $ 8,289,928 $ 3,775,249
Templeton Global Bond Securities Fund......................  57,348,727  12,974,102
Templeton Growth Securities Fund...........................   1,594,238     782,060
Van Eck VIP Global Hard Assets Fund........................  15,479,559   7,459,912
Vanguard Variable Insurance Fund -- Equity Index Portfolio.   1,430,545   4,108,496

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. All share classes are subject to fees for investment management and advisory services and other Trust expenses. Certain classes of shares of the mutual funds that are attributable to Class A units or equivalent units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by the EQAT and VIP Trusts' Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. There is no limitation on the 12b-1 fees charged by the Variable Investment Options offered by non EQAT and VIP Trusts. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of The Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options. Effective January 1, 2012, Class A units of the Variable Investment Options investing in the EQAT and VIP Portfolios, except EQ/Global Bond PLUS, will be charged a 12b-1 fee.

   AXA Equitable and affiliates serve as investment managers of the Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.14% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors"), and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index, as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

5. Expenses and Related Party Transactions (Concluded)

   entered into selling agreements with AXA Distributors. The licensed insurance agents who sell our Contracts for these companies are appointed as agents of AXA Equitable and are registered representatives of the agencies and affiliated broker-dealer. AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network.

6. Reorganizations

   In 2011 and 2010, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes reorganizations which occurred in 2011 were treated as mergers. In September 2010, AXA Equitable enacted a substitution of securities, via a tax-free exchange, resulting in the Surviving Portfolio issuing shares in exchange for shares of the Removed Investment Option. For both mergers and substitutions Contractowners of the Removed Investment Options receive interests in the Surviving Investment Options with an amount equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

   In 2011, a fund reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco V.I. Dividend Growth Fund. On
   April 29, 2011, Invesco V.I. Financial Services Fund exchanged all of its assets and liabilities for equivalent interests in Invesco V.I. Dividend Growth Fund. For accounting purposes, the reorganization which occurred in 2011 was treated as a merger.

------------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH           EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------
Shares -- Class A             26,132                                389,835
Value -- Class A          $    13.86                           $      17.94
Shares -- Class B            336,192                              7,502,082
Value -- Class B          $    13.86                           $      17.57
Net Assets Before Merger  $5,021,808                           $133,783,417
Net Assets After Merger   $       --                           $138,805,226
------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/LORD ABBETT GROWTH AND INCOME     EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------
Shares -- Class A            196,762                                886,292
Value -- Class A          $    10.67                           $       5.63
Shares -- Class B            133,471                                692,370
Value -- Class B          $    10.68                           $       5.61
Net Assets Before Merger  $3,524,924                           $  5,349,099
Net Assets After Merger   $       --                           $  8,874,023
------------------------------------------------------------------------------------------------
 APRIL 29, 2011           INVESCO V.I. FINANCIAL SERVICES FUND INVESCO V.I. DIVIDEND GROWTH FUND
------------------------------------------------------------------------------------------------
Shares -- Series II          443,340                                171,907
Value -- Series II        $     5.89                           $      15.19
Net Assets Before Merger  $2,611,274                           $         --
Net Assets After Merger   $       --                           $  2,611,274
------------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

6. Reorganizations (Concluded)

------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO            SURVIVING PORTFOLIO
------------------------------------------------------------------------------------
 SEPTEMBER 17, 2010       MULTIMANAGER LAGE CAP GROWTH MULTIMANAGER AGGRESIVE EQUITY
------------------------------------------------------------------------------------
Shares -- Class A           1,797,726                    13,844,070
Value -- Class A          $      7.88                  $      23.83
Shares -- Class B             422,792                       898,572
Value -- Class B          $      7.72                  $      23.38
Net Assets Before Merger  $17,430,035                  $333,482,766
Net Assets After Merger   $        --                  $350,912,801
------------------------------------------------------------------------------------

7. Contractowner Charges

   Under the Contracts, AXA Equitable assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. These charges are reflected as "Asset-based Charges" in the Statement of Operations. The products have charges currently as shown below:

                                                                          MORTALITY AND
                                                                             EXPENSE         MORTALITY   ADMINISTRATIVE   TOTAL
                                                                          -------------      ---------   --------------   -----

Accumulator Life.........................................................     varies (b)(d)    varies(b)    varies (b)(f) varies

Incentive Life, Incentive Life 2000, Incentive Life 1999, Incentive Life
 Plus, Champion 2000.....................................................        0.60%(a)         --             --       0.60%

Incentive Life '02.......................................................     varies (b)(g)       --             --       0.80%

Incentive Life '06.......................................................      0.85%(b)(e)        --             --       0.85%

Survivorship Incentive Life '02..........................................      0.90%(b)(m)        --             --       0.90%

Paramount Life...........................................................        0.60%(a)         --             --       0.60%

Incentive Life Plus Original Series......................................        0.60%(b)         --             --       0.60%

Incentive Life COLI......................................................        0.60%(b)         --             --       0.60%

Incentive Life COLI '04..................................................      0.75%(b)(c)        --             --       0.75%

Survivorship Incentive Life 1999.........................................        0.60%(a)         --             --       0.60%

Survivorship 2000........................................................        0.90%(a)         --             --       0.90%

IL Legacy................................................................      1.75%(b)(h)        --             --       1.75%

IL Legacy II.............................................................     0.85%(b)(i)(l)      --             --       0.85%

IL Protector.............................................................        0.80%(a)         --             --       0.80%

SP-Flex..................................................................        0.85%(a)      0.60%(a)       0.35%(a)    1.80%

Incentive Life(R) Optimizer..............................................     0.85%(b)(e)(l)      --             --       0.85%

Incentive Life Optimizer II..............................................     0.85%(b)(e)(l)      --             --       0.85%

Survivorship Incentive Life(R) Legacy....................................      0.55%(b)(j)        --             --       0.55%

Corporate Owned Incentive Life(R)........................................      0.35%(b)(k)        --             --       0.35%

   ----------
  (a)Charged to daily net assets of the Account.
  (b)Charged to Contractowners Account and is included in Transfer for Contract benefits and terminations in the Statements of Changes in Net Assets.
  (c)Policy years 1-5 0.75% (1.00% maximum)
 Policyyears 6-20 0.55% (0.75% maximum)
 Policyyears 21+ 0.35% (0.50% maximum)
  (d)Varies by age, sex, class. The highest current charge is 1.21%. Policyyears 1-10 0.71% to 1.46% maximum
 Policyyears 11+ 0.30% to 0.50% maximum
  (e)Policy years 1-8 0.85% (1.00% maximum)
 Policyyears 9-10 0.00% (1.00% maximum)
 Policyyears 11+ 0.00% (0.50% maximum)
  (f)Policy years 1-10 0.72% to 1.73%
 Policyyears 11+ 0.11% to 0.32%
  (g)Policy years 1-15 0.80%, 0.70% or 0.60% depending (0.80% maximum) Policy years 16+ 0.30% or 0.20% depending (0.50% maximum)

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Continued)

  (h)Policy years 1-10 1.75% (maximum and current)
 Policyyears 11-20 0.25% (0.50% maximum)
 PolicyYears 21+ 0.00% (0.50% maximum)
  (i)Policy years 1-15 0.85% (maximum and current)
 Policyyears 16+ 0.00% (0.85% maximum)
    Forpolicies with the ENLG rider, there is an additional charge of 0.15% deductedwhile the rider is in effect.
  (j)Policy years 1-15 0.55% (maximum and current)
 Policyyears 16+ 0.05% (0.55% maximum)
    Forpolicies with the ENLG rider, there is an additional charge of 0.70% deducteduntil age 100 of the younger insured.
  (k)Policy years 1-10 0.35% (0.50% maximum)
 Policyyears 11+ 0.10% (0.35% maximum)
  (l)For policies with MSO, there is an additional charge of 1.40% (2.40% maximum) of any policy account value allocated to each segment.
  (m)Policy year 1-15 0.90% (maximum and current)
 Policyyear 16+ 0.60% or 0.30% depending (0.90% maximum)

   The Accumulator Life Program utilizes two insurance products -- a single premium fixed annuity Contract and a flexible premium variable life insurance policy. The Program is designed to provide a simple method to purchase a variable life insurance policy with a single purchase payment. The Accumulator Life mortality and expense guaranteed risk charges are 0.71% to 1.46% in years 1 to 10 and 0.30% to 0.50% in years 11 and beyond. The current mortality and risk charges are lower than the guaranteed charges. The highest current charge is 1.21%. Beginning in year 11, the current rates are scheduled to decrease further. As Accumulator Life was first offered in 2004, future decreases have not yet taken effect. The Accumulator Life guaranteed administrative charges vary in years 1 to 10 from 0.72% to 1.73% of the Policy Account Value, depending on age, sex, and class. The current and guaranteed basis charges are equal. Beginning in policy year 11 the administrative rates are guaranteed to decrease. The Accumulator Life current cost of insurance charges vary in years 1 to 10 from 1.27% to 2.42% of the greater of (1) the Policy Account Value and (2) the Mortality Charge Base (accumulation of the 7-pay premiums due, up to that time at 4%), depending on the age, sex, and class. Beginning in policy year 11 the current cost of insurance charges decrease on a current basis. The cost of insurance charge is capped at the guaranteed cost of insurance rate times the Net Amount of Risk.

   The Incentive Life '02 mortality and expense risk charge of 0.80%, 0.70% or 0.60% will be in effect for the first 15 policy years depending upon the value of the Contractowner's Variable Investment Options. For policy years 16 and later the charge is currently 0.30% or 0.20%, depending upon the value of the Contractowner's Variable Investment Options. The Survivorship Incentive Life '02 mortality and expense risk charge of 0.90% will be in effect for the first 15 policy years. For policy years 16 and later the charge is currently 0.60% and 0.30% depending upon the value of the Contractowner's Variable Investment Options. The current mortality and expense risk charges are lower than guaranteed charges.

   The Incentive Life Legacy mortality and expense risk charge of 1.75% will be in effect for the first ten policy years on a current and guaranteed basis. For policy years 11-20, the charge is currently 0.25% and for policy years 21 and later, it is 0.00%. In policy years 11 and later the current mortality and expense risk charges are lower than guaranteed charges.

   The Incentive Life '06, Incentive Life(R) Optimizer, and Incentive Life Optimizer II mortality and expense risk charge of 0.85% will be in effect for the first eight policy years on a current basis. For policy years 9 and later, no charge is deducted on a current basis. The current mortality and expense risk charges are lower than the guaranteed charges.

   The Survivorship Incentive Life(R) Legacy mortality and expense risk charge of 0.55% will be in effect for the first fifteen policy years. For policy years sixteen and later the charge is currently 0.05%. The current mortality and expense risk charges are lower than the guaranteed charges. For policies with the ENLG rider, there is an additional charge of 0.70% deducted until age 100 of the younger insured.

   The Corporate Owned Incentive Life(R) mortality and expense risk charge of 0.35% will be in effect for the first ten policy years on a current basis. For policy years 11 and later, the charge will be 0.10% on a current basis. The current mortality and expense risk charges are lower than the guaranteed charges.

   For IL Optimizer, IL Optimizer II, and IL Legacy II policies, there is an additional charge of 1.40% of any policy account value allocated to each segment of the Market Stabilizer Option on a current basis. The current percentage charge for MSO is lower than the guaranteed charge.

   Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus, Incentive Life COLI, Incentive Life COLI '04, Corporate Owned Incentive Life, and the Series 2000 Policies, AXA Equitable deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium charge (Incentive Life Plus, Survivorship Incentive Life 1999, Survivorship Incentive Life '02, Incentive Life 1999, Incentive Life '02, Incentive Life '06, Incentive Life Legacy, Paramount Life, IL Protector, Incentive Life COLI '04, IL Optimizer, IL Optimizer II, SIL Legacy, IL Legacy II, Corporate Owned Incentive Life, and Series 2000 Policies) from premiums.

   Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Concluded)


   Contractowners' accounts are assessed monthly by AXA Equitable for mortality cost of insurance and optional rider benefit charges and administrative charges. SP-Flex mortality and expense and administrative charges are deducted daily. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for Contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for Contract benefits and terminations.

   The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract, election of riders, or Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                     AMOUNT DEDUCTED                 HOW DEDUCTED
                -------                         -----------                    ---------------                  ------------
Riders                                  Monthly                     Amount varies depending on the         Unit liquidation from
                                                                    specifics of your policy. Depending    account value
                                                                    on the rider, may be additional
                                                                    charges deducted from premiums.

Death Benefit Guarantee (Guaranteed     Monthly                     LOW - $0.01 for each $1,000 of face    Unit liquidation from
Minimum Death Benefit Charge)                                       amount of the policy.                  account value

                                                                    HIGH - $0.02 for each $1,000 of face
                                                                    amount of the policy.

Charge for State and Local Tax Expense  At time of premium payment  Varies by state of residence of        Deducted from premium
                                                                    insured person.

Charge for Federal Tax Expenses         At time of premium payment  1.25%                                  Deducted from premium

Premium Charge                          At time of premium payment  Depending on the policy, varies from   Deducted from premium
                                                                    a flat fee of $2 to $250 to a range
                                                                    of 2.25% to 30% on premiums

Monthly administrative charges          Monthly                     LOW - $5 per month                     Unit liquidation from
                                                                                                           account value
                                                                    HIGH - Depending on face amount,
                                                                    policyholder age at issue and policy
                                                                    year, up to $55 per month.

                                                                    Depending on the policy, may also be
                                                                    a charge per $1,000 of face amount
                                                                    ranging from $0.03 to $0.70

Cost of Insurance (COI) and Rating      Monthly                     Amount varies depending upon           Unit liquidation from
charge                                                              specifics of policy.                   account value
                                                                    COI based upon amount at risk. Rating
                                                                    Charge
                                                                    based upon face amount of insurance.

Surrender, termination or decrease in   At time of transaction      The amount of surrender charges if     Unit liquidation from
face amount of policy during the first                              applicable is set forth in your        account value
10 or 15 years depending on Contract                                policy.

Partial Withdrawal                      At time of transaction.     $25 ( or if less, 2% of the            Unit liquidation from
                                                                    withdrawal), if applicable             account value

Increase in policy's face amount        At time of transaction.     $1.50 for each $1,000 of the increase  Unit liquidation from
                                                                    (but not more than $250 in total), if  account value
                                                                    applicable

Administrative Surrender Charge         At time of transaction.     $2 to $6 per 1,000 depending on issue  Unit liquidation from
                                                                    age which after the third year         account value
                                                                    declines if applicable

                                                                    Depending on the policy, may also be
                                                                    a charge per policy ranging from $450
                                                                    to $540 which after the third year
                                                                    declines

Transfers among investment options      At time of transaction.     LOW - $25 after 12 transfers if        Unit liquidation from
per policy year                                                     applicable                             account value
                                                                    HIGH - $25 per transfer

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                     YEARS ENDED DECEMBER 31,
                                                   -----------------------------------------------------------
                                                    UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                    VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                   ------- ----------------- ---------- -------------- ---------
ALL ASSET ALLOCATION
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B (x)    $104.30         --              --          --        (3.49)%
       Highest contract charge 0.90% Class B (x)   $102.72         --              --          --        (4.36)%
       All contract charges                             --         54         $ 5,611        2.12%          --
2010   Lowest contract charge 0.00% Class B (x)    $108.07         --              --          --        17.91%
       Highest contract charge 0.90% Class B (x)   $107.40         --              --          --        17.27%
       All contract charges                             --         15         $ 1,660        4.25%          --
AMERICAN CENTURY VP MID CAP VALUE FUND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class II (x)   $105.82         --              --          --        (0.84)%
       Highest contract charge 0.90% Class II (x)  $104.22         --              --          --        (1.73)%
       All contract charges                             --        150         $15,606        1.26%          --
2010   Lowest contract charge 0.00% Class II (x)   $106.72         --              --          --        18.21%
       Highest contract charge 0.90% Class II (x)  $106.06         --              --          --        17.57%
       All contract charges                             --        107         $11,195        2.28%          --
AXA AGGRESSIVE ALLOCATION
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A        $136.84         --              --          --        (7.27)%
       Highest contract charge 0.90% Class A       $127.00         --              --          --        (8.11)%
       All contract charges                             --        464         $59,678        1.38%          --
2010   Lowest contract charge 0.00% Class A        $147.57         --              --          --        13.36%
       Highest contract charge 0.90% Class A       $138.21         --              --          --        12.34%
       All contract charges                             --        517         $73,607        1.76%          --
2009   Lowest contract charge 0.00% Class A        $130.17         --              --          --        27.60%
       Highest contract charge 0.90% Class A       $123.02         --              --          --        26.45%
       All contract charges                             --        541         $68,292        1.23%          --
2008   Lowest contract charge 0.00% Class A        $102.02         --              --          --       (39.04)%
       Highest contract charge 0.90% Class A       $ 97.29         --              --          --       (39.59)%
       All contract charges                             --        557         $55,039        1.79%          --
2007   Lowest contract charge 0.00% Class A        $167.36         --              --          --         6.44%
       Highest contract charge 0.90% Class A       $161.05         --              --          --         5.47%
       All contract charges                             --        458         $75,012        3.31%          --
AXA AGGRESSIVE ALLOCATION
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B        $134.06         --              --          --        (7.50)%
       Highest contract charge 0.60% Class B       $127.57         --              --          --        (8.05)%
       All contract charges                             --        414         $54,953        1.38%          --
2010   Lowest contract charge 0.00% Class B        $144.93         --              --          --        13.08%
       Highest contract charge 0.90% Class B       $135.74         --              --          --        12.06%
       All contract charges                             --        383         $55,053        1.76%          --
2009   Lowest contract charge 0.00% Class B        $128.17         --              --          --        27.28%
       Highest contract charge 0.90% Class B       $121.13         --              --          --        26.13%
       All contract charges                             --        342         $43,394        1.23%          --
2008   Lowest contract charge 0.00% Class B        $100.70         --              --          --       (39.19)%
       Highest contract charge 0.90% Class B       $ 96.03         --              --          --       (39.74)%
       All contract charges                             --        242         $24,066        1.79%          --
2007   Lowest contract charge 0.00% Class B        $165.60         --              --          --         6.17%
       Highest contract charge 0.90% Class B       $159.36         --              --          --         5.21%
       All contract charges                             --        140         $22,756        3.31%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
AXA BALANCED STRATEGY
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class B (v)   $109.29         --              --          --        (2.39)%
       Highest contract charge 0.00% Class B (v)  $109.29         --              --          --        (2.39)%
       All contract charges                            --         44         $ 4,805        1.59%          --
2010   Lowest contract charge 0.00% Class B (v)   $111.97         --              --          --        10.05%
       Highest contract charge 0.00% Class B (v)  $111.97         --              --          --        10.05%
       All contract charges                            --         15         $ 1,657        4.46%          --
2009   Lowest contract charge 0.00% Class B (v)   $101.74         --              --          --         1.85%
       Highest contract charge 0.00% Class B (v)  $101.74         --              --          --         1.85%
       All contract charges                            --         --         $     8        3.59%          --
AXA CONSERVATIVE ALLOCATION
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A       $136.63         --              --          --         2.15%
       Highest contract charge 0.90% Class A      $126.81         --              --          --         1.24%
       All contract charges                            --        252         $29,188        2.05%          --
2010   Lowest contract charge 0.00% Class A       $133.75         --              --          --         7.54%
       Highest contract charge 0.90% Class A      $125.26         --              --          --         6.57%
       All contract charges                            --        165         $20,469        2.30%          --
2009   Lowest contract charge 0.00% Class A       $124.37         --              --          --        10.10%
       Highest contract charge 0.90% Class A      $117.54         --              --          --         9.11%
       All contract charges                            --        235         $28,315        3.52%          --
2008   Lowest contract charge 0.00% Class A       $112.96         --              --          --       (10.80)%
       Highest contract charge 0.90% Class A      $107.73         --              --          --       (11.60)%
       All contract charges                            --        122         $13,469        5.91%          --
2007   Lowest contract charge 0.00% Class A       $126.63         --              --          --         6.07%
       Highest contract charge 0.90% Class A      $121.86         --              --          --         5.11%
       All contract charges                            --         73         $ 9,013        4.70%          --
AXA CONSERVATIVE ALLOCATION
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $133.84         --              --          --         1.90%
       Highest contract charge 0.60% Class B      $127.36         --              --          --         1.29%
       All contract charges                            --         72         $ 9,457        2.05%          --
2010   Lowest contract charge 0.00% Class B       $131.35         --              --          --         7.27%
       Highest contract charge 0.90% Class B      $123.01         --              --          --         6.30%
       All contract charges                            --         68         $ 8,753        2.30%          --
2009   Lowest contract charge 0.00% Class B       $122.45         --              --          --         9.83%
       Highest contract charge 0.90% Class B      $115.72         --              --          --         8.84%
       All contract charges                            --         57         $ 6,849        3.52%          --
2008   Lowest contract charge 0.00% Class B       $111.49         --              --          --       (11.01)%
       Highest contract charge 0.90% Class B      $106.32         --              --          --       (11.82)%
       All contract charges                            --         33         $ 3,580        5.91%          --
2007   Lowest contract charge 0.00% Class B       $125.29         --              --          --         5.80%
       Highest contract charge 0.90% Class B      $120.57         --              --          --         4.85%
       All contract charges                            --         12         $ 1,457        4.70%          --
AXA CONSERVATIVE GROWTH STRATEGY
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class B (v)   $109.24         --              --          --        (1.39)%
       Highest contract charge 0.00% Class B (v)  $109.24         --              --          --        (1.39)%
       All contract charges                            --         10         $ 1,114        1.49%          --
2010   Lowest contract charge 0.00% Class B (v)   $110.78         --              --          --         9.15%
       Highest contract charge 0.00% Class B (v)  $110.78         --              --          --         9.15%
       All contract charges                            --          5         $   506        3.58%          --
2009   Lowest contract charge 0.00% Class B (v)   $101.49         --              --          --         1.63%
       Highest contract charge 0.00% Class B (v)  $101.49         --              --          --         1.63%
       All contract charges                            --         --         $     8        4.28%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
AXA CONSERVATIVE STRATEGY
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class B (v)   $108.93         --              --          --         0.72%
       Highest contract charge 0.00% Class B (v)  $108.93         --              --          --         0.72%
       All contract charges                            --          8         $   870        1.35%          --
2010   Lowest contract charge 0.00% Class B (v)   $108.15         --              --          --         7.28%
       Highest contract charge 0.00% Class B (v)  $108.15         --              --          --         7.28%
       All contract charges                            --          6         $   696        3.35%          --
2009   Lowest contract charge 0.00% Class B (v)   $100.81         --              --          --         1.00%
       Highest contract charge 0.00% Class B (v)  $100.81         --              --          --         1.00%
       All contract charges                            --         --         $     1        5.24%          --
AXA CONSERVATIVE-PLUS ALLOCATION
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A       $135.93         --              --          --        (0.46)%
       Highest contract charge 0.90% Class A      $126.16         --              --          --        (1.35)%
       All contract charges                            --        174         $20,541        1.64%          --
2010   Lowest contract charge 0.00% Class A       $136.56         --              --          --         9.34%
       Highest contract charge 0.90% Class A      $127.89         --              --          --         8.36%
       All contract charges                            --        206         $25,053        1.91%          --
2009   Lowest contract charge 0.00% Class A       $124.89         --              --          --        14.70%
       Highest contract charge 0.90% Class A      $118.03         --              --          --        13.67%
       All contract charges                            --        283         $33,330        3.39%          --
2008   Lowest contract charge 0.00% Class A       $108.88         --              --          --       (19.22)%
       Highest contract charge 0.90% Class A      $103.83         --              --          --       (19.95)%
       All contract charges                            --        126         $13,363        4.59%          --
2007   Lowest contract charge 0.00% Class A       $134.79         --              --          --         5.75%
       Highest contract charge 0.90% Class A      $129.71         --              --          --         4.80%
       All contract charges                            --         82         $10,940        4.42%          --
AXA CONSERVATIVE-PLUS ALLOCATION
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $133.16         --              --          --        (0.71)%
       Highest contract charge 0.60% Class B      $126.71         --              --          --        (1.31)%
       All contract charges                            --        101         $13,152        1.64%          --
2010   Lowest contract charge 0.00% Class B       $134.11         --              --          --         9.07%
       Highest contract charge 0.90% Class B      $125.60         --              --          --         8.09%
       All contract charges                            --         98         $12,914        1.91%          --
2009   Lowest contract charge 0.00% Class B       $122.96         --              --          --        14.42%
       Highest contract charge 0.90% Class B      $116.20         --              --          --        13.39%
       All contract charges                            --         91         $10,952        3.39%          --
2008   Lowest contract charge 0.00% Class B       $107.46         --              --          --       (19.43)%
       Highest contract charge 0.90% Class B      $102.48         --              --          --       (20.15)%
       All contract charges                            --         54         $ 5,770        4.59%          --
2007   Lowest contract charge 0.00% Class B       $133.37         --              --          --         5.49%
       Highest contract charge 0.90% Class B      $128.34         --              --          --         4.54%
       All contract charges                            --         15         $ 1,965        4.42%          --
AXA GROWTH STRATEGY
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class B (v)   $109.32         --              --          --        (4.41)%
       Highest contract charge 0.00% Class B (v)  $109.32         --              --          --        (4.41)%
       All contract charges                            --         68         $ 7,470        1.62%          --
2010   Lowest contract charge 0.00% Class B (v)   $114.36         --              --          --        11.69%
       Highest contract charge 0.00% Class B (v)  $114.36         --              --          --        11.69%
       All contract charges                            --         19         $ 2,172        3.11%          --
2009   Lowest contract charge 0.00% Class B (v)   $102.40         --              --          --         2.45%
       Highest contract charge 0.00% Class B (v)  $102.40         --              --          --         2.45%
       All contract charges                            --          2         $   159        2.86%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
AXA MODERATE ALLOCATION
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A       $281.06          --               --        --        (2.15)%
       Highest contract charge 0.90% Class A      $255.59          --               --        --        (3.03)%
       All contract charges                            --       1,904       $  904,360      1.67%          --
2010   Lowest contract charge 0.00% Class A       $287.23          --               --        --        10.18%
       Highest contract charge 0.90% Class A      $263.57          --               --        --         9.19%
       All contract charges                            --       2,084       $1,030,819      2.31%          --
2009   Lowest contract charge 0.00% Class A       $260.68          --               --        --        17.30%
       Highest contract charge 0.90% Class A      $241.38          --               --        --        16.25%
       All contract charges                            --       2,251       $1,030,287      1.61%          --
2008   Lowest contract charge 0.00% Class A       $222.23          --               --        --       (24.29)%
       Highest contract charge 0.90% Class A      $207.64          --               --        --       (24.97)%
       All contract charges                            --       2,411       $  962,519      3.66%          --
2007   Lowest contract charge 0.00% Class A       $293.51          --               --        --         6.54%
       Highest contract charge 0.90% Class A      $276.73          --               --        --         5.58%
       All contract charges                            --       2,592       $1,387,781      3.32%          --
AXA MODERATE ALLOCATION
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $138.38          --               --        --        (2.40)%
       Highest contract charge 0.60% Class B      $130.99          --               --        --        (2.98)%
       All contract charges                            --       1,046       $  140,565      1.67%          --
2010   Lowest contract charge 0.00% Class B       $141.78          --               --        --         9.91%
       Highest contract charge 0.90% Class B      $142.39          --               --        --         8.92%
       All contract charges                            --       1,031       $  142,138      2.31%          --
2009   Lowest contract charge 0.00% Class B       $128.99          --               --        --        17.01%
       Highest contract charge 0.90% Class B      $130.72          --               --        --        15.96%
       All contract charges                            --         926       $  116,123      1.61%          --
2008   Lowest contract charge 0.00% Class B       $110.24          --               --        --       (24.47)%
       Highest contract charge 0.90% Class B      $112.73          --               --        --       (25.16)%
       All contract charges                            --         772       $   82,571      3.66%          --
2007   Lowest contract charge 0.00% Class B       $145.96          --               --        --         6.27%
       Highest contract charge 0.90% Class B      $150.62          --               --        --         5.31%
       All contract charges                            --         685       $   96,133      3.32%          --
AXA MODERATE GROWTH STRATEGY
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class B (v)   $109.35          --               --        --        (3.33)%
       Highest contract charge 0.00% Class B (v)  $109.35          --               --        --        (3.33)%
       All contract charges                            --         183       $   19,984      1.43%          --
2010   Lowest contract charge 0.00% Class B (v)   $113.12          --               --        --        10.87%
       Highest contract charge 0.00% Class B (v)  $113.12          --               --        --        10.87%
       All contract charges                            --          89       $   10,098      1.88%          --
2009   Lowest contract charge 0.00% Class B (v)   $102.03          --               --        --         2.11%
       Highest contract charge 0.00% Class B (v)  $102.03          --               --        --         2.11%
       All contract charges                            --          37       $    3,816      1.64%          --
AXA MODERATE-PLUS ALLOCATION
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A       $141.57          --               --        --        (4.72)%
       Highest contract charge 0.90% Class A      $131.40          --               --        --        (5.58)%
       All contract charges                            --       1,493       $  196,420      1.54%          --
2010   Lowest contract charge 0.00% Class A       $148.58          --               --        --        11.83%
       Highest contract charge 0.90% Class A      $139.16          --               --        --        10.82%
       All contract charges                            --       1,603       $  226,810      1.93%          --
2009   Lowest contract charge 0.00% Class A       $132.87          --               --        --        22.27%
       Highest contract charge 0.90% Class A      $125.57          --               --        --        21.16%
       All contract charges                            --       1,623       $  208,381      1.64%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
AXA MODERATE-PLUS ALLOCATION (CONTINUED)
2008   Lowest contract charge 0.00% Class A       $108.67          --              --         --       (31.61)%
       Highest contract charge 0.90% Class A      $103.64          --              --         --       (32.22)%
       All contract charges                            --       1,552        $164,181       2.62%          --
2007   Lowest contract charge 0.00% Class A       $158.89          --              --         --         6.65%
       Highest contract charge 0.90% Class A      $152.90          --              --         --         5.69%
       All contract charges                            --       1,250        $194,601       3.77%          --
AXA MODERATE-PLUS ALLOCATION
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $138.68          --              --         --        (4.96)%
       Highest contract charge 0.60% Class B      $131.97          --              --         --        (5.53)%
       All contract charges                            --       1,246        $170,658       1.54%          --
2010   Lowest contract charge 0.00% Class B       $145.92          --              --         --        11.55%
       Highest contract charge 0.90% Class B      $136.66          --              --         --        10.55%
       All contract charges                            --       1,171        $168,831       1.93%          --
2009   Lowest contract charge 0.00% Class B       $130.81          --              --         --        21.95%
       Highest contract charge 0.90% Class B      $123.62          --              --         --        20.85%
       All contract charges                            --       1,000        $129,202       1.64%          --
2008   Lowest contract charge 0.00% Class B       $107.26          --              --         --       (31.77)%
       Highest contract charge 0.90% Class B      $102.29          --              --         --       (32.39)%
       All contract charges                            --         727        $ 76,912       2.62%          --
2007   Lowest contract charge 0.00% Class B       $157.21          --              --         --         6.39%
       Highest contract charge 0.90% Class B      $151.29          --              --         --         5.43%
       All contract charges                            --         430        $ 66,580       3.77%          --
AXA TACTICAL MANAGER 2000
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B (x)   $ 94.60          --              --         --       (10.55)%
       Highest contract charge 0.90% Class B (x)  $ 93.16          --              --         --       (11.36)%
       All contract charges                            --          10        $    904       0.03%          --
2010   Lowest contract charge 0.00% Class B (x)   $105.76          --              --         --        21.27%
       Highest contract charge 0.90% Class B (x)  $105.10          --              --         --        20.60%
       All contract charges                            --           6        $    594       0.08%          --
AXA TACTICAL MANAGER 400
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B (x)   $ 98.14          --              --         --        (8.22)%
       Highest contract charge 0.90% Class B (x)  $ 96.65          --              --         --        (9.04)%
       All contract charges                            --          25        $  2,417       0.05%          --
2010   Lowest contract charge 0.00% Class B (x)   $106.93          --              --         --        21.45%
       Highest contract charge 0.90% Class B (x)  $106.26          --              --         --        20.79%
       All contract charges                            --           8        $    804         --           --
AXA TACTICAL MANAGER 500
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B (x)   $100.10          --              --         --        (3.75)%
       Highest contract charge 0.90% Class B (x)  $ 98.58          --              --         --        (4.62)%
       All contract charges                            --          12        $  1,249       0.57%          --
2010   Lowest contract charge 0.00% Class B (x)   $104.00          --              --         --        17.17%
       Highest contract charge 0.90% Class B (x)  $103.35          --              --         --        16.53%
       All contract charges                            --           6        $    618       0.47%          --
AXA TACTICAL MANAGER INTERNATIONAL
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B (x)   $ 88.18          --              --         --       (16.05)%
       Highest contract charge 0.90% Class B (x)  $ 86.84          --              --         --       (16.80)%
       All contract charges                            --          17        $  1,507       2.58%          --
2010   Lowest contract charge 0.00% Class B (x)   $105.04          --              --         --        22.34%
       Highest contract charge 0.90% Class B (x)  $104.38          --              --         --        21.67%
       All contract charges                            --           5        $    524       1.32%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                    -----------------------------------------------------------
                                                     UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                     VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                    ------- ----------------- ---------- -------------- ---------
BLACKROCK GLOBAL ALLOCATION V.I. FUND
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class III (x)   $102.85         --               --         --        (3.64)%
       Highest contract charge 0.00% Class III (x)  $102.85         --               --         --        (3.64)%
       All contract charges                              --         94         $  6,986       4.38%          --
2010   Lowest contract charge 0.00% Class III (x)   $106.74         --               --         --        15.08%
       Highest contract charge 0.00% Class III (x)  $106.74         --               --         --        15.08%
       All contract charges                              --         17         $  1,392       5.09%          --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A         $249.07         --               --         --        (0.40)%
       Highest contract charge 0.90% Class A        $218.13         --               --         --        (1.29)%
       All contract charges                              --        584         $134,094         --           --
2010   Lowest contract charge 0.00% Class A         $250.06         --               --         --        33.58%
       Highest contract charge 0.90% Class A        $220.99         --               --         --        32.38%
       All contract charges                              --        629         $146,763       0.04%          --
2009   Lowest contract charge 0.00% Class A         $187.20         --               --         --        36.02%
       Highest contract charge 0.90% Class A        $166.93         --               --         --        34.79%
       All contract charges                              --        664         $117,397       0.13%          --
2008   Lowest contract charge 0.00% Class A         $137.63         --               --         --       (44.52)%
       Highest contract charge 0.90% Class A        $123.85         --               --         --       (45.02)%
       All contract charges                              --        719         $ 93,895       0.01%          --
2007   Lowest contract charge 0.00% Class A         $248.07         --               --         --        16.99%
       Highest contract charge 0.90% Class A        $225.25         --               --         --        15.92%
       All contract charges                              --        776         $183,518         --           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B         $204.44         --               --         --        (0.65)%
       Highest contract charge 0.60% Class B        $168.98         --               --         --        (1.24)%
       All contract charges                              --        294         $ 50,570         --           --
2010   Lowest contract charge 0.00% Class B         $205.77         --               --         --        33.25%
       Highest contract charge 0.90% Class B        $164.79         --               --         --        32.05%
       All contract charges                              --        320         $ 55,480       0.04%          --
2009   Lowest contract charge 0.00% Class B         $154.43         --               --         --        35.68%
       Highest contract charge 0.90% Class B        $124.79         --               --         --        34.46%
       All contract charges                              --        339         $ 44,293       0.13%          --
2008   Lowest contract charge 0.00% Class B         $113.82         --               --         --       (44.66)%
       Highest contract charge 0.90% Class B        $ 92.81         --               --         --       (45.16)%
       All contract charges                              --        371         $ 35,774       0.01%          --
2007   Lowest contract charge 0.00% Class B         $205.66         --               --         --        16.69%
       Highest contract charge 0.90% Class B        $169.23         --               --         --        15.63%
       All contract charges                              --        384         $ 67,100         --           --
EQ/BLACKROCK BASIC VALUE EQUITY
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class A         $190.61         --               --         --        (2.86)%
       Highest contract charge 0.60% Class A        $181.40         --               --         --        (3.44)%
       All contract charges                              --        203         $ 27,534       1.27%          --
2010   Lowest contract charge 0.00% Class A         $196.23         --               --         --        12.56%
       Highest contract charge 0.60% Class A        $187.87         --               --         --        11.89%
       All contract charges                              --        193         $ 28,298       1.38%          --
2009   Lowest contract charge 0.00% Class A         $174.33         --               --         --        30.60%
       Highest contract charge 0.60% Class A        $167.91         --               --         --        29.82%
       All contract charges                              --        137         $ 23,060       2.76%          --
2008   Lowest contract charge 0.00% Class A         $133.48         --               --         --       (36.40)%
       Highest contract charge 0.60% Class A        $129.34         --               --         --       (36.78)%
       All contract charges                              --        118         $ 15,312       1.72%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
EQ/BLACKROCK BASIC VALUE EQUITY (CONTINUED)
2007   Lowest contract charge 0.00% Class A       $209.86         --               --         --         1.43%
       Highest contract charge 0.60% Class A      $204.58         --               --         --         0.82%
       All contract charges                            --         92         $ 18,777       1.08%          --
EQ/BLACKROCK BASIC VALUE EQUITY
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B       $250.90         --               --         --        (3.10)%
       Highest contract charge 0.90% Class B      $219.75         --               --         --        (3.98)%
       All contract charges                            --        604         $138,637       1.27%          --
2010   Lowest contract charge 0.00% Class B       $258.94         --               --         --        12.28%
       Highest contract charge 0.90% Class B      $228.85         --               --         --        11.27%
       All contract charges                            --        676         $160,888       1.38%          --
2009   Lowest contract charge 0.00% Class B       $230.61         --               --         --        30.28%
       Highest contract charge 0.90% Class B      $205.66         --               --         --        29.11%
       All contract charges                            --        658         $139,175       2.76%          --
2008   Lowest contract charge 0.00% Class B       $177.01         --               --         --       (36.56)%
       Highest contract charge 0.90% Class B      $159.29         --               --         --       (37.13)%
       All contract charges                            --        668         $108,533       1.72%          --
2007   Lowest contract charge 0.00% Class B       $279.01         --               --         --         1.18%
       Highest contract charge 0.90% Class B      $253.37         --               --         --         0.27%
       All contract charges                            --        716         $183,917       1.08%          --
EQ/BOSTON ADVISORS EQUITY INCOME
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A (a)   $ 86.51         --               --         --        (0.15)%
       Highest contract charge 0.90% Class A (a)  $ 82.91         --               --         --        (1.05)%
       All contract charges                            --         50         $  4,192       2.15%          --
2010   Lowest contract charge 0.00% Class A (a)   $ 86.64         --               --         --        15.99%
       Highest contract charge 0.90% Class A (a)  $ 83.79         --               --         --        14.95%
       All contract charges                            --         51         $  4,358       2.54%          --
2009   Lowest contract charge 0.00% Class A (a)   $ 74.69         --               --         --        11.83%
       Highest contract charge 0.90% Class A (a)  $ 72.89         --               --         --        10.83%
       All contract charges                            --         57         $  4,166       2.64%          --
2008   Lowest contract charge 0.00% Class A (a)   $ 66.79         --               --         --       (32.12)%
       Highest contract charge 0.90% Class A (a)  $ 65.77         --               --         --       (32.74)%
       All contract charges                            --         48         $  3,153       3.06%          --
2007   Lowest contract charge 0.00% Class A (a)   $ 98.40         --               --         --        (1.60)%
       Highest contract charge 0.90% Class A (a)  $ 97.78         --               --         --        (2.22)%
       All contract charges                       $    --         17         $  1,714       2.69%          --
EQ/BOSTON ADVISORS EQUITY INCOME
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $119.20         --               --         --        (0.39)%
       Highest contract charge 0.60% Class B      $ 83.11         --               --         --        (0.99)%
       All contract charges                            --         70         $  7,794       2.15%          --
2010   Lowest contract charge 0.00% Class B       $119.67         --               --         --        15.70%
       Highest contract charge 0.90% Class B (a)  $ 83.01         --               --         --        14.66%
       All contract charges                            --         63         $  7,040       2.54%          --
2009   Lowest contract charge 0.00% Class B       $103.43         --               --         --        11.55%
       Highest contract charge 0.90% Class B (a)  $ 72.39         --               --         --        10.54%
       All contract charges                            --         61         $  5,880       2.64%          --
2008   Lowest contract charge 0.00% Class B       $ 92.72         --               --         --       (32.30)%
       Highest contract charge 0.90% Class B (a)  $ 65.49         --               --         --       (32.91)%
       All contract charges                            --         58         $  4,949       3.06%          --
2007   Lowest contract charge 0.00% Class B       $136.96         --               --         --         3.70%
       Highest contract charge 0.90% Class B (a)  $ 97.61         --               --         --        (2.39)%
       All contract charges                            --         34         $  4,423       2.69%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------------------------------------
                                               UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                              ------- ----------------- ---------- -------------- ---------
EQ/CALVERT SOCIALLY RESPONSIBLE
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class A   $144.65         --              --          --         0.52%
       Highest contract charge 0.00% Class A  $144.65         --              --          --         0.52%
       All contract charges                        --         --         $    61        0.42%          --
2010   Lowest contract charge 0.00% Class A   $143.90         --              --          --        12.81%
       Highest contract charge 0.00% Class A  $143.90         --              --          --        12.81%
       All contract charges                        --         --         $    50        0.05%          --
2009   Lowest contract charge 0.00% Class A   $127.56         --              --          --        31.21%
       Highest contract charge 0.00% Class A  $127.56         --              --          --        31.21%
       All contract charges                        --         --         $    41        0.30%          --
2008   Lowest contract charge 0.00% Class A   $ 97.22         --              --          --       (45.08)%
       Highest contract charge 0.00% Class A  $ 97.22         --              --          --       (45.08)%
       All contract charges                        --         --         $    24        0.33%          --
2007   Lowest contract charge 0.00% Class A   $177.03         --              --          --        12.41%
       Highest contract charge 0.00% Class A  $177.03         --              --          --        12.41%
       All contract charges                        --         --         $    12        0.40%          --
EQ/CALVERT SOCIALLY RESPONSIBLE
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B   $ 90.62         --              --          --         0.28%
       Highest contract charge 0.90% Class B  $ 81.02         --              --          --        (0.63)%
       All contract charges                        --          7         $   609        0.42%          --
2010   Lowest contract charge 0.00% Class B   $ 90.37         --              --          --        12.52%
       Highest contract charge 0.90% Class B  $ 81.53         --              --          --        11.51%
       All contract charges                        --          7         $   600        0.05%          --
2009   Lowest contract charge 0.00% Class B   $ 80.31         --              --          --        30.89%
       Highest contract charge 0.90% Class B  $ 73.12         --              --          --        29.71%
       All contract charges                        --          6         $   492        0.30%          --
2008   Lowest contract charge 0.00% Class B   $ 61.36         --              --          --       (45.22)%
       Highest contract charge 0.90% Class B  $ 56.37         --              --          --       (45.71)%
       All contract charges                        --          7         $   401        0.33%          --
2007   Lowest contract charge 0.00% Class B   $112.02         --              --          --        12.13%
       Highest contract charge 0.90% Class B  $103.84         --              --          --        11.12%
       All contract charges                        --          7         $   747        0.40%          --
EQ/CAPITAL GUARDIAN RESEARCH (D)
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class A   $187.09         --              --          --         4.26%
       Highest contract charge 0.60% Class A  $121.59         --              --          --         3.64%
       All contract charges                        --         65         $10,218        0.74%          --
2010   Lowest contract charge 0.00% Class A   $179.45         --              --          --        16.09%
       Highest contract charge 0.60% Class A  $117.32         --              --          --        15.39%
       All contract charges                        --         68         $10,397        0.76%          --
2009   Lowest contract charge 0.00% Class A   $154.58         --              --          --        31.78%
       Highest contract charge 0.60% Class A  $101.67         --              --          --        30.99%
       All contract charges                        --         64         $ 9,138        1.18%          --
2008   Lowest contract charge 0.00% Class A   $117.30         --              --          --       (39.51)%
       Highest contract charge 0.60% Class A  $ 77.62         --              --          --       (39.87)%
       All contract charges                        --         64         $ 6,892        0.93%          --
2007   Lowest contract charge 0.00% Class A   $193.92         --              --          --         1.90%
       Highest contract charge 0.60% Class A  $129.09         --              --          --         1.28%
       All contract charges                        --         65         $11,625        1.25%          --
EQ/CAPITAL GUARDIAN RESEARCH (D)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B   $142.14         --              --          --         4.00%
       Highest contract charge 0.90% Class B  $127.14         --              --          --         3.07%
       All contract charges                        --        548         $72,714        0.74%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------------------------------------
                                               UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                              ------- ----------------- ---------- -------------- ---------
EQ/CAPITAL GUARDIAN RESEARCH (D) (CONTINUED)
2010   Lowest contract charge 0.00% Class B   $136.67          --               --        --        15.80%
       Highest contract charge 0.90% Class B  $123.35          --               --        --        14.76%
       All contract charges                        --         645       $   82,860      0.76%          --
2009   Lowest contract charge 0.00% Class B   $118.02          --               --        --        31.46%
       Highest contract charge 0.90% Class B  $107.49          --               --        --        30.28%
       All contract charges                        --         739       $   82,540      1.18%          --
2008   Lowest contract charge 0.00% Class B   $ 89.78          --               --        --       (39.66)%
       Highest contract charge 0.90% Class B  $ 82.51          --               --        --       (40.21)%
       All contract charges                        --         839       $   71,731      0.93%          --
2007   Lowest contract charge 0.00% Class B   $148.80          --               --        --         1.66%
       Highest contract charge 0.90% Class B  $137.99          --               --        --         0.73%
       All contract charges                        --         991       $  141,208      1.25%          --
EQ/COMMON STOCK INDEX
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A   $311.78          --               --        --         0.78%
       Highest contract charge 0.90% Class A  $334.99          --               --        --        (0.13)%
       All contract charges                        --       1,883       $1,134,175      1.45%          --
2010   Lowest contract charge 0.00% Class A   $309.36          --               --        --        16.16%
       Highest contract charge 0.90% Class A  $335.41          --               --        --        15.11%
       All contract charges                        --       2,104       $1,268,082      1.50%          --
2009   Lowest contract charge 0.00% Class A   $266.33          --               --        --        28.65%
       Highest contract charge 0.90% Class A  $291.37          --               --        --        27.49%
       All contract charges                        --       2,319       $1,221,065      1.98%          --
2008   Lowest contract charge 0.00% Class A   $207.02          --               --        --       (43.66)%
       Highest contract charge 0.90% Class A  $228.54          --               --        --       (44.16)%
       All contract charges                        --       2,570       $1,063,965      1.76%          --
2007   Lowest contract charge 0.00% Class A   $367.42          --               --        --         3.74%
       Highest contract charge 0.90% Class A  $409.31          --               --        --         2.80%
       All contract charges                        --       2,851       $2,121,464      1.21%          --
EQ/COMMON STOCK INDEX
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B   $ 97.37          --               --        --         0.54%
       Highest contract charge 0.60% Class B  $108.76          --               --        --        (0.06)%
       All contract charges                        --       1,270       $  136,452      1.45%          --
2010   Lowest contract charge 0.00% Class B   $ 96.85          --               --        --        15.87%
       Highest contract charge 0.90% Class B  $104.82          --               --        --        14.83%
       All contract charges                        --       1,377       $  148,154      1.50%          --
2009   Lowest contract charge 0.00% Class B   $ 83.59          --               --        --        28.32%
       Highest contract charge 0.90% Class B  $ 91.28          --               --        --        27.17%
       All contract charges                        --       1,434       $  134,673      1.98%          --
2008   Lowest contract charge 0.00% Class B   $ 65.14          --               --        --       (43.79)%
       Highest contract charge 0.90% Class B  $ 71.78          --               --        --       (44.30)%
       All contract charges                        --       1,545       $  114,072      1.76%          --
2007   Lowest contract charge 0.00% Class B   $115.89          --               --        --         3.48%
       Highest contract charge 0.90% Class B  $128.87          --               --        --         2.54%
       All contract charges                        --       1,632       $  215,773      1.21%          --
EQ/CORE BOND INDEX (I) (R)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A   $127.85          --               --        --         5.06%
       Highest contract charge 0.90% Class A  $122.00          --               --        --         4.12%
       All contract charges                        --         260       $   35,436      2.03%          --
2010   Lowest contract charge 0.00% Class A   $121.69          --               --        --         6.04%
       Highest contract charge 0.90% Class A  $117.17          --               --        --         5.09%
       All contract charges                        --         281       $   36,552      2.41%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------------------------------------
                                               UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                              ------- ----------------- ---------- -------------- ---------
EQ/CORE BOND INDEX (I) (R) (CONTINUED)
2009   Lowest contract charge 0.00% Class A   $114.76          --              --         --         2.93%
       Highest contract charge 0.90% Class A  $111.50          --              --         --         1.85%
       All contract charges                        --         277        $ 34,011       2.63%          --
2008   Lowest contract charge 0.00% Class A   $111.49          --              --         --        (8.70)%
       Highest contract charge 0.60% Class A  $114.58          --              --         --        (9.24)%
       All contract charges                        --         177        $ 19,837       4.36%          --
2007   Lowest contract charge 0.00% Class A   $122.11          --              --         --         3.35%
       Highest contract charge 0.60% Class A  $126.25          --              --         --         2.73%
       All contract charges                        --         183        $ 22,459       4.85%          --
EQ/CORE BOND INDEX (I) (R)
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B   $132.84          --              --         --         4.80%
       Highest contract charge 0.60% Class B  $153.36          --              --         --         4.17%
       All contract charges                        --         129        $ 18,727       2.03%          --
2010   Lowest contract charge 0.00% Class B   $126.76          --              --         --         5.78%
       Highest contract charge 0.90% Class B  $141.79          --              --         --         4.83%
       All contract charges                        --         134        $ 18,791       2.41%          --
2009   Lowest contract charge 0.00% Class B   $119.83          --              --         --         2.69%
       Highest contract charge 0.90% Class B  $135.26          --              --         --         1.76%
       All contract charges                        --         148        $ 19,669       2.63%          --
2008   Lowest contract charge 0.00% Class B   $116.70          --              --         --        (8.93)%
       Highest contract charge 0.90% Class B  $132.92          --              --         --        (9.76)%
       All contract charges                        --         231        $ 30,469       4.36%          --
2007   Lowest contract charge 0.00% Class B   $128.15          --              --         --         3.11%
       Highest contract charge 0.90% Class B  $147.29          --              --         --         2.17%
       All contract charges                        --         266        $ 39,114       4.85%          --
EQ/EQUITY 500 INDEX
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A   $352.17          --              --         --         1.77%
       Highest contract charge 0.90% Class A  $302.87          --              --         --         0.85%
       All contract charges                        --       1,247        $396,873       1.66%          --
2010   Lowest contract charge 0.00% Class A   $346.06          --              --         --        14.67%
       Highest contract charge 0.90% Class A  $300.32          --              --         --        13.63%
       All contract charges                        --       1,432        $460,626       1.63%          --
2009   Lowest contract charge 0.00% Class A   $301.80          --              --         --        26.18%
       Highest contract charge 0.90% Class A  $264.28          --              --         --        25.04%
       All contract charges                        --       1,537        $434,234       2.17%          --
2008   Lowest contract charge 0.00% Class A   $239.18          --              --         --       (37.17)%
       Highest contract charge 0.90% Class A  $211.35          --              --         --       (37.73)%
       All contract charges                        --       1,683        $378,210       1.89%          --
2007   Lowest contract charge 0.00% Class A   $380.65          --              --         --         5.22%
       Highest contract charge 0.90% Class A  $339.42          --              --         --         4.27%
       All contract charges                        --       1,757        $629,598       1.54%          --
EQ/EQUITY 500 INDEX
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B   $106.60          --              --         --         1.51%
       Highest contract charge 0.60% Class B  $102.10          --              --         --         0.91%
       All contract charges                        --         977        $100,915       1.66%          --
2010   Lowest contract charge 0.00% Class B   $105.01          --              --         --        14.38%
       Highest contract charge 0.90% Class B  $112.13          --              --         --        13.35%
       All contract charges                        --       1,034        $105,553       1.63%          --
2009   Lowest contract charge 0.00% Class B   $ 91.81          --              --         --        25.87%
       Highest contract charge 0.90% Class B  $ 98.92          --              --         --        24.73%
       All contract charges                        --       1,049        $ 93,840       2.17%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                  UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                  VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                 ------- ----------------- ---------- -------------- ---------
EQ/EQUITY 500 INDEX (CONTINUED)
2008  Lowest contract charge 0.00% Class B       $ 72.94          --              --         --       (37.33)%
      Highest contract charge 0.90% Class B      $ 79.31          --              --         --       (37.88)%
      All contract charges                            --       1,013        $ 72,180       1.89%          --
2007  Lowest contract charge 0.00% Class B       $116.38          --              --         --         4.95%
      Highest contract charge 0.90% Class B      $127.68          --              --         --         4.00%
      All contract charges                            --       1,054        $119,906       1.54%          --
EQ/EQUITY GROWTH PLUS
      Unit Value 0.00% to 0.60%*
2011  Lowest contract charge 0.00% Class A       $163.00          --              --         --        (5.92)%
      Highest contract charge 0.60% Class A      $155.12          --              --         --        (6.48)%
      All contract charges                            --         174        $ 28,035       0.31%          --
2010  Lowest contract charge 0.00% Class A       $173.25          --              --         --        15.43%
      Highest contract charge 0.60% Class A      $165.86          --              --         --        14.74%
      All contract charges                            --         204        $ 35,000       0.35%          --
2009  Lowest contract charge 0.00% Class A       $150.08          --              --         --        27.85%
      Highest contract charge 0.60% Class A      $144.56          --              --         --        27.08%
      All contract charges                            --         227        $ 33,783       0.92%          --
2008  Lowest contract charge 0.00% Class A       $117.39          --              --         --       (40.15)%
      Highest contract charge 0.60% Class A      $113.75          --              --         --       (40.51)%
      All contract charges                            --         232        $ 26,902       1.01%          --
2007  Lowest contract charge 0.00% Class A       $196.14          --              --         --        14.33%
      Highest contract charge 0.60% Class A      $191.21          --              --         --        13.64%
      All contract charges                            --         198        $ 38,456       0.24%          --
EQ/EQUITY GROWTH PLUS
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Class B       $155.08          --              --         --        (6.19)%
      Highest contract charge 0.90% Class B      $141.36          --              --         --        (7.04)%
      All contract charges                            --         469        $ 69,267       0.31%          --
2010  Lowest contract charge 0.00% Class B       $165.32          --              --         --        15.26%
      Highest contract charge 0.90% Class B      $152.06          --              --         --        14.22%
      All contract charges                            --         570        $ 90,086       0.35%          --
2009  Lowest contract charge 0.00% Class B       $143.43          --              --         --        27.81%
      Highest contract charge 0.90% Class B      $133.13          --              --         --        26.66%
      All contract charges                            --         686        $ 94,638       0.92%          --
2008  Lowest contract charge 0.00% Class B       $112.22          --              --         --       (40.29)%
      Highest contract charge 0.90% Class B      $105.11          --              --         --       (40.83)%
      All contract charges                            --         803        $ 86,963       1.01%          --
2007  Lowest contract charge 0.00% Class B       $187.95          --              --         --        14.05%
      Highest contract charge 0.90% Class B      $177.63          --              --         --        13.01%
      All contract charges                            --         778        $141,730       0.24%          --
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 0.00% to 0.00%*
2011  Lowest contract charge 0.00% Class A       $107.04          --              --         --         1.60%
      Highest contract charge 0.00% Class A      $107.04          --              --         --         1.60%
      All contract charges                            --           9        $    922       0.22%          --
2010  Lowest contract charge 0.00% Class A       $105.35          --              --         --         9.46%
      Highest contract charge 0.00% Class A      $105.35          --              --         --         9.46%
      All contract charges                            --           2        $    222         --           --
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Class B       $137.34          --              --         --         1.35%
      Highest contract charge 0.90% Class B (a)  $105.54          --              --         --         0.44%
      All contract charges                            --         101        $ 11,469       0.22%          --
2010  Lowest contract charge 0.00% Class B       $135.51          --              --         --         9.62%
      Highest contract charge 0.90% Class B (a)  $105.08          --              --         --         8.64%
      All contract charges                            --          86        $  9,576         --           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                  UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                  VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                 ------- ----------------- ---------- -------------- ---------
EQ/GAMCO MERGERS AND ACQUISITIONS (CONTINUED)
2009  Lowest contract charge 0.00% Class B       $123.62         --              --          --        16.63%
      Highest contract charge 0.90% Class B (a)  $ 96.72         --              --          --        15.57%
      All contract charges                            --         64         $ 6,599          --           --
2008  Lowest contract charge 0.00% Class B       $105.99         --              --          --       (13.83)%
      Highest contract charge 0.90% Class B (a)  $ 83.69         --              --          --       (14.59)%
      All contract charges                            --         45         $ 3,909        0.62%          --
2007  Lowest contract charge 0.00% Class B       $123.00         --              --          --         3.43%
      Highest contract charge 0.90% Class B (a)  $ 97.99         --              --          --        (2.01)%
      All contract charges                            --         24         $ 2,454        1.65%          --
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.00% to 0.00%*
2011  Lowest contract charge 0.00% Class A (x)   $109.85         --              --          --        (3.25)%
      Highest contract charge 0.00% Class A (x)  $109.85         --              --          --        (3.25)%
      All contract charges                            --         46         $ 3,385        0.08%          --
2010  Lowest contract charge 0.00% Class A (x)   $113.54         --              --          --        28.64%
      Highest contract charge 0.00% Class A (x)  $113.54         --              --          --        28.64%
      All contract charges                            --         20         $ 1,661        0.43%          --
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Class B       $193.20         --              --          --        (3.49)%
      Highest contract charge 0.90% Class B (a)  $120.95         --              --          --        (4.36)%
      All contract charges                            --        589         $86,433        0.08%          --
2010  Lowest contract charge 0.00% Class B       $200.19         --              --          --        32.64%
      Highest contract charge 0.90% Class B (a)  $126.46         --              --          --        31.45%
      All contract charges                            --        629         $93,432        0.43%          --
2009  Lowest contract charge 0.00% Class B       $150.93         --              --          --        41.45%
      Highest contract charge 0.90% Class B (a)  $ 96.20         --              --          --        40.18%
      All contract charges                            --        446         $51,042        0.49%          --
2008  Lowest contract charge 0.00% Class B       $106.70         --              --          --       (30.66)%
      Highest contract charge 0.90% Class B (a)  $ 68.63         --              --          --       (31.28)%
      All contract charges                            --        319         $26,043        0.74%          --
2007  Lowest contract charge 0.00% Class B       $153.87         --              --          --         9.30%
      Highest contract charge 0.90% Class B (a)  $ 99.87         --              --          --        (0.13)%
      All contract charges                            --        168         $20,185        0.78%          --
EQ/GLOBAL BOND PLUS
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Class A       $139.82         --              --          --         4.63%
      Highest contract charge 0.90% Class A (a)  $125.50         --              --          --         3.69%
      All contract charges                            --        117         $15,161        2.50%          --
2010  Lowest contract charge 0.00% Class A       $133.63         --              --          --         6.55%
      Highest contract charge 0.90% Class A (a)  $121.03         --              --          --         5.59%
      All contract charges                            --        191         $24,582        2.75%          --
2009  Lowest contract charge 0.00% Class A       $125.42         --              --          --         2.29%
      Highest contract charge 0.90% Class A (a)  $114.62         --              --          --         1.36%
      All contract charges                            --        201         $24,221        0.80%          --
2008  Lowest contract charge 0.00% Class A       $122.61         --              --          --         6.75%
      Highest contract charge 0.90% Class A (a)  $113.08         --              --          --         5.79%
      All contract charges                            --        196         $23,223       20.80%          --
2007  Lowest contract charge 0.00% Class A       $114.86         --              --          --         9.59%
      Highest contract charge 0.90% Class A (a)  $106.89         --              --          --         6.89%
      All contract charges                            --         50         $ 5,603        7.15%          --
EQ/GLOBAL BOND PLUS
      Unit Value 0.00% to 0.60%*
2011  Lowest contract charge 0.00% Class B       $133.23         --              --          --         4.40%
      Highest contract charge 0.60% Class B      $125.78         --              --          --         3.77%
      All contract charges                            --         65         $ 8,465        2.50%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
EQ/GLOBAL BOND PLUS (CONTINUED)
2010   Lowest contract charge 0.00% Class B       $127.62          --              --         --         6.31%
       Highest contract charge 0.90% Class B (a)  $119.86          --              --         --         5.35%
       All contract charges                            --          70        $  8,651       2.75%          --
2009   Lowest contract charge 0.00% Class B       $120.05          --              --         --         1.96%
       Highest contract charge 0.90% Class B (a)  $113.78          --              --         --         1.05%
       All contract charges                            --          68        $  7,911       0.80%          --
2008   Lowest contract charge 0.00% Class B       $117.74          --              --         --         6.48%
       Highest contract charge 0.90% Class B (a)  $112.59          --              --         --         5.52%
       All contract charges                            --          56        $  6,292      20.80%          --
2007   Lowest contract charge 0.00% Class B       $110.57          --              --         --         9.31%
       Highest contract charge 0.90% Class B (a)  $106.70          --              --         --         6.70%
       All contract charges                            --           8        $    832       7.15%          --
EQ/GLOBAL MULTI-SECTOR EQUITY
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class A       $354.68          --              --         --       (12.06)%
       Highest contract charge 0.00% Class A      $354.68          --              --         --       (12.06)%
       All contract charges                            --         111        $ 31,042       1.72%          --
2010   Lowest contract charge 0.00% Class A       $403.34          --              --         --        11.68%
       Highest contract charge 0.00% Class A      $403.34          --              --         --        11.68%
       All contract charges                            --         107        $ 36,616       1.07%          --
2009   Lowest contract charge 0.00% Class A       $361.16          --              --         --        50.32%
       Highest contract charge 0.00% Class A      $361.16          --              --         --        50.32%
       All contract charges                            --         102        $ 34,388       1.35%          --
2008   Lowest contract charge 0.00% Class A       $240.26          --              --         --       (57.25)%
       Highest contract charge 0.00% Class A      $240.26          --              --         --       (57.25)%
       All contract charges                            --          94        $ 21,131       0.16%          --
2007   Lowest contract charge 0.00% Class A       $562.02          --              --         --        42.38%
       Highest contract charge 0.00% Class A      $562.02          --              --         --        42.38%
       All contract charges                            --          86        $ 45,275         --           --
EQ/GLOBAL MULTI-SECTOR EQUITY
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B       $190.16          --              --         --       (12.32)%
       Highest contract charge 0.90% Class B      $167.00          --              --         --       (13.10)%
       All contract charges                            --         746        $134,145       1.72%          --
2010   Lowest contract charge 0.00% Class B       $216.87          --              --         --        11.45%
       Highest contract charge 0.90% Class B      $192.18          --              --         --        10.45%
       All contract charges                            --         912        $188,318       1.07%          --
2009   Lowest contract charge 0.00% Class B       $194.58          --              --         --        50.06%
       Highest contract charge 0.90% Class B      $174.00          --              --         --        48.72%
       All contract charges                            --       1,092        $202,525       1.35%          --
2008   Lowest contract charge 0.00% Class B       $129.67          --              --         --       (57.35)%
       Highest contract charge 0.90% Class B      $117.00          --              --         --       (57.74)%
       All contract charges                            --       1,094        $135,457       0.16%          --
2007   Lowest contract charge 0.00% Class B       $304.02          --              --         --        42.02%
       Highest contract charge 0.90% Class B      $276.83          --              --         --        40.74%
       All contract charges                            --       1,247        $363,699         --           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A       $230.94          --              --         --         5.56%
       Highest contract charge 0.90% Class A      $206.79          --              --         --         4.61%
       All contract charges                            --         338        $ 77,711       0.57%          --
2010   Lowest contract charge 0.00% Class A       $218.78          --              --         --         4.48%
       Highest contract charge 0.90% Class A      $197.67          --              --         --         3.54%
       All contract charges                            --         354        $ 79,719       1.28%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                                   -----------------------------------------------------------
                                                    UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                    VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                   ------- ----------------- ---------- -------------- ---------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX (CONTINUED)
2009     Lowest contract charge 0.00% Class A      $209.40         --               --         --        (2.03)%
         Highest contract charge 0.90% Class A     $190.91         --               --         --        (2.91)%
         All contract charges                           --        410         $ 89,577       1.14%          --
2008     Lowest contract charge 0.00% Class A      $213.74         --               --         --         3.85%
         Highest contract charge 0.90% Class A     $196.64         --               --         --         2.92%
         All contract charges                           --        514         $115,434       3.43%          --
2007     Lowest contract charge 0.00% Class A      $205.81         --               --         --         7.13%
         Highest contract charge 0.90% Class A     $191.07         --               --         --         6.17%
         All contract charges                           --        514         $111,848       4.67%          --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
         Unit Value 0.00% to 0.60%*
2011     Lowest contract charge 0.00% Class B      $165.83         --               --         --         5.30%
         Highest contract charge 0.60% Class B     $153.66         --               --         --         4.67%
         All contract charges                           --        147         $ 22,715       0.57%          --
2010     Lowest contract charge 0.00% Class B      $157.49         --               --         --         4.22%
         Highest contract charge 0.90% Class B     $144.85         --               --         --         3.28%
         All contract charges                           --        169         $ 24,989       1.28%          --
2009     Lowest contract charge 0.00% Class B      $151.12         --               --         --        (2.27)%
         Highest contract charge 0.90% Class B     $140.25         --               --         --        (3.15)%
         All contract charges                           --        170         $ 24,147       1.14%          --
2008     Lowest contract charge 0.00% Class B      $154.63         --               --         --         3.59%
         Highest contract charge 0.90% Class B     $144.81         --               --         --         2.66%
         All contract charges                           --        194         $ 28,362       3.43%          --
2007     Lowest contract charge 0.00% Class B      $149.27         --               --         --         6.87%
         Highest contract charge 0.90% Class B     $141.06         --               --         --         5.90%
         All contract charges                           --        220         $ 31,242       4.67%          --
EQ/INTERNATIONAL CORE PLUS
         Unit Value 0.00% to 0.60%*
2011     Lowest contract charge 0.00% Class A      $179.36         --               --         --       (16.72)%
         Highest contract charge 0.60% Class A     $132.79         --               --         --       (17.22)%
         All contract charges                           --         30         $  5,139       2.81%          --
2010     Lowest contract charge 0.00% Class A      $215.36         --               --         --         9.48%
         Highest contract charge 0.60% Class A     $160.41         --               --         --         8.83%
         All contract charges                           --         30         $  6,193       1.85%          --
2009     Lowest contract charge 0.00% Class A      $196.72         --               --         --        35.64%
         Highest contract charge 0.60% Class A     $147.40         --               --         --        34.82%
         All contract charges                           --         21         $  3,994       3.66%          --
2008     Lowest contract charge 0.00% Class A      $145.03         --               --         --       (44.69)%
         Highest contract charge 0.60% Class A     $109.33         --               --         --       (45.02)%
         All contract charges                           --         10         $  1,280       1.91%          --
2007     Lowest contract charge 0.00% Class A      $262.21         --               --         --        15.52%
         Highest contract charge 0.60% Class A     $198.86         --               --         --        14.83%
         All contract charges                           --          3         $    639       0.44%          --
EQ/INTERNATIONAL CORE PLUS
         Unit Value 0.00% to 0.90%*
2011     Lowest contract charge 0.00% Class B      $116.22         --               --         --       (16.93)%
         Highest contract charge 0.90% Class B     $103.62         --               --         --       (17.68)%
         All contract charges                           --        196         $ 21,687       2.81%          --
2010     Lowest contract charge 0.00% Class B      $139.91         --               --         --         9.22%
         Highest contract charge 0.90% Class B     $125.87         --               --         --         8.24%
         All contract charges                           --        200         $ 26,624       1.85%          --
2009     Lowest contract charge 0.00% Class B      $128.10         --               --         --        35.34%
         Highest contract charge 0.90% Class B     $116.29         --               --         --        34.12%
         All contract charges                           --        197         $ 23,921       3.66%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------------------------------------
                                               UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                              ------- ----------------- ---------- -------------- ---------
EQ/INTERNATIONAL CORE PLUS (CONTINUED)
2008   Lowest contract charge 0.00% Class B   $ 94.65          --              --         --       (44.86)%
       Highest contract charge 0.90% Class B  $ 86.71          --              --         --       (45.35)%
       All contract charges                        --         150        $ 13,439       1.91%          --
2007   Lowest contract charge 0.00% Class B   $171.65          --              --         --        15.23%
       Highest contract charge 0.90% Class B  $158.67          --              --         --        14.18%
       All contract charges                        --          98        $ 16,036       0.44%          --
EQ/INTERNATIONAL EQUITY INDEX
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A   $145.10          --              --         --       (11.98)%
       Highest contract charge 0.90% Class A  $124.71          --              --         --       (12.77)%
       All contract charges                        --       2,078        $275,646       2.92%          --
2010   Lowest contract charge 0.00% Class A   $164.85          --              --         --         5.48%
       Highest contract charge 0.90% Class A  $142.97          --              --         --         4.53%
       All contract charges                        --       2,357        $357,450       2.44%          --
2009   Lowest contract charge 0.00% Class A   $156.28          --              --         --        27.41%
       Highest contract charge 0.90% Class A  $136.77          --              --         --        26.27%
       All contract charges                        --       2,669        $385,918       2.64%          --
2008   Lowest contract charge 0.00% Class A   $122.66          --              --         --       (50.60)%
       Highest contract charge 0.90% Class A  $108.32          --              --         --       (51.04)%
       All contract charges                        --       2,982        $340,199       2.81%          --
2007   Lowest contract charge 0.00% Class A   $248.28          --              --         --        12.01%
       Highest contract charge 0.90% Class A  $221.26          --              --         --        11.00%
       All contract charges                        --       3,274        $760,166       1.50%          --
EQ/INTERNATIONAL EQUITY INDEX
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B   $ 99.06          --              --         --       (12.20)%
       Highest contract charge 0.90% Class B  $ 91.81          --              --         --       (12.98)%
       All contract charges                        --         446        $ 43,556       2.92%          --
2010   Lowest contract charge 0.00% Class B   $112.82          --              --         --         5.21%
       Highest contract charge 0.90% Class B  $105.51          --              --         --         4.27%
       All contract charges                        --         482        $ 53,934       2.44%          --
2009   Lowest contract charge 0.00% Class B   $107.23          --              --         --        27.09%
       Highest contract charge 0.90% Class B  $101.19          --              --         --        25.96%
       All contract charges                        --         524        $ 55,911       2.64%          --
2008   Lowest contract charge 0.00% Class B   $ 84.37          --              --         --       (50.72)%
       Highest contract charge 0.90% Class B  $ 80.34          --              --         --       (51.17)%
       All contract charges                        --         569        $ 48,080       2.81%          --
2007   Lowest contract charge 0.00% Class B   $171.21          --              --         --        11.73%
       Highest contract charge 0.90% Class B  $164.52          --              --         --        10.71%
       All contract charges                        --         583        $100,264       1.50%          --
EQ/INTERNATIONAL VALUE PLUS
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class A   $170.66          --              --         --       (15.92)%
       Highest contract charge 0.60% Class A  $124.85          --              --         --       (16.43)%
       All contract charges                        --         116        $ 17,306       1.92%          --
2010   Lowest contract charge 0.00% Class A   $202.98          --              --         --         6.34%
       Highest contract charge 0.60% Class A  $149.39          --              --         --         5.70%
       All contract charges                        --         115        $ 21,697       0.77%          --
2009   Lowest contract charge 0.00% Class A   $190.88          --              --         --        30.59%
       Highest contract charge 0.60% Class A  $141.34          --              --         --        29.80%
       All contract charges                        --         116        $ 21,409       2.15%          --
2008   Lowest contract charge 0.00% Class A   $146.17          --              --         --       (42.86)%
       Highest contract charge 0.60% Class A  $108.89          --              --         --       (43.19)%
       All contract charges                        --         116        $ 16,541       2.19%          --
2007   Lowest contract charge 0.00% Class A   $255.79          --              --         --        10.47%
       Highest contract charge 0.60% Class A  $191.69          --              --         --         9.80%
       All contract charges                        --         111        $ 27,712       1.92%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------------------------------------
                                               UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                              ------- ----------------- ---------- -------------- ---------
EQ/INTERNATIONAL VALUE PLUS
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B   $124.75         --               --         --       (16.16)%
       Highest contract charge 0.90% Class B  $122.43         --               --         --       (16.92)%
       All contract charges                        --        591         $ 74,631       1.92%          --
2010   Lowest contract charge 0.00% Class B   $148.80         --               --         --         6.07%
       Highest contract charge 0.90% Class B  $147.37         --               --         --         5.12%
       All contract charges                        --        707         $107,054       0.77%          --
2009   Lowest contract charge 0.00% Class B   $140.29         --               --         --        30.25%
       Highest contract charge 0.90% Class B  $140.20         --               --         --        29.08%
       All contract charges                        --        806         $115,534       2.15%          --
2008   Lowest contract charge 0.00% Class B   $107.71         --               --         --       (42.99)%
       Highest contract charge 0.90% Class B  $108.61         --               --         --       (43.51)%
       All contract charges                        --        841         $ 93,084       2.19%          --
2007   Lowest contract charge 0.00% Class B   $188.94         --               --         --        10.19%
       Highest contract charge 0.90% Class B  $192.27         --               --         --         9.19%
       All contract charges                        --        950         $185,432       1.92%          --
EQ/JPMORGAN VALUE OPPORTUNITIES
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class A   $164.36         --               --         --        (4.99)%
       Highest contract charge 0.00% Class A  $164.36         --               --         --        (4.99)%
       All contract charges                        --         11         $  1,436       1.04%          --
2010   Lowest contract charge 0.00% Class A   $173.00         --               --         --        12.61%
       Highest contract charge 0.00% Class A  $173.00         --               --         --        12.61%
       All contract charges                        --         12         $  1,834       1.26%          --
2009   Lowest contract charge 0.00% Class A   $153.64         --               --         --        32.64%
       Highest contract charge 0.00% Class A  $153.64         --               --         --        32.64%
       All contract charges                        --          7         $    941       1.53%          --
2008   Lowest contract charge 0.00% Class A   $115.83         --               --         --       (39.62)%
       Highest contract charge 0.00% Class A  $115.83         --               --         --       (39.62)%
       All contract charges                        --          5         $    506       1.78%          --
2007   Lowest contract charge 0.00% Class A   $191.85         --               --         --        (0.96)%
       Highest contract charge 0.00% Class A  $191.85         --               --         --        (0.96)%
       All contract charges                        --          6         $    923       1.37%          --
EQ/JPMORGAN VALUE OPPORTUNITIES
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B   $153.55         --               --         --        (5.23)%
       Highest contract charge 0.90% Class B  $134.48         --               --         --        (6.08)%
       All contract charges                        --        150         $ 20,928       1.04%          --
2010   Lowest contract charge 0.00% Class B   $162.02         --               --         --        12.32%
       Highest contract charge 0.90% Class B  $143.18         --               --         --        11.31%
       All contract charges                        --        178         $ 26,348       1.26%          --
2009   Lowest contract charge 0.00% Class B   $144.25         --               --         --        32.31%
       Highest contract charge 0.90% Class B  $128.64         --               --         --        31.11%
       All contract charges                        --        202         $ 26,895       1.53%          --
2008   Lowest contract charge 0.00% Class B   $109.02         --               --         --       (39.77)%
       Highest contract charge 0.90% Class B  $ 98.11         --               --         --       (40.32)%
       All contract charges                        --        209         $ 20,946       1.78%          --
2007   Lowest contract charge 0.00% Class B   $181.02         --               --         --        (1.21)%
       Highest contract charge 0.90% Class B  $164.38         --               --         --        (2.10)%
       All contract charges                        --        245         $ 41,272       1.37%          --
EQ/LARGE CAP CORE PLUS
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class A   $156.86         --               --         --        (3.98)%
       Highest contract charge 0.60% Class A  $112.68         --               --         --        (4.56)%
       All contract charges                        --          5         $    765       1.13%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------------------------------------
                                               UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                              ------- ----------------- ---------- -------------- ---------
EQ/LARGE CAP CORE PLUS (CONTINUED)
2010   Lowest contract charge 0.00% Class A   $163.37          --             --          --        14.44%
       Highest contract charge 0.60% Class A  $118.06          --             --          --        13.76%
       All contract charges                        --           4        $   522        0.92%          --
2009   Lowest contract charge 0.00% Class A   $142.75          --             --          --        26.90%
       Highest contract charge 0.60% Class A  $103.78          --             --          --        26.13%
       All contract charges                        --           3        $   405        4.35%          --
2008   Lowest contract charge 0.00% Class A   $112.49          --             --          --       (37.18)%
       Highest contract charge 0.60% Class A  $ 82.28          --             --          --       (37.56)%
       All contract charges                        --           2        $   228        0.36%          --
2007   Lowest contract charge 0.00% Class A   $179.08          --             --          --         4.16%
       Highest contract charge 0.60% Class A  $131.77          --             --          --         3.53%
       All contract charges                        --          --        $   164        1.29%          --
EQ/LARGE CAP CORE PLUS
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B   $101.00          --             --          --        (4.24)%
       Highest contract charge 0.90% Class B  $ 90.15          --             --          --        (5.10)%
       All contract charges                        --          69        $ 6,588        1.13%          --
2010   Lowest contract charge 0.00% Class B   $105.47          --             --          --        14.19%
       Highest contract charge 0.90% Class B  $ 94.99          --             --          --        13.16%
       All contract charges                        --          73        $ 7,300        0.92%          --
2009   Lowest contract charge 0.00% Class B   $ 92.37          --             --          --        26.52%
       Highest contract charge 0.90% Class B  $ 83.94          --             --          --        25.37%
       All contract charges                        --          95        $ 8,251        4.35%          --
2008   Lowest contract charge 0.00% Class B   $ 73.01          --             --          --       (37.41)%
       Highest contract charge 0.90% Class B  $ 66.96          --             --          --       (37.97)%
       All contract charges                        --         102        $ 7,038        0.36%          --
2007   Lowest contract charge 0.00% Class B   $116.64          --             --          --         3.88%
       Highest contract charge 0.90% Class B  $107.94          --             --          --         2.95%
       All contract charges                        --         109        $12,127        1.29%          --
EQ/LARGE CAP GROWTH INDEX
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class A   $183.95          --             --          --         2.61%
       Highest contract charge 0.60% Class A  $126.23          --             --          --         2.00%
       All contract charges                        --          60        $10,327        0.91%          --
2010   Lowest contract charge 0.00% Class A   $179.27          --             --          --        16.24%
       Highest contract charge 0.60% Class A  $123.76          --             --          --        15.54%
       All contract charges                        --          58        $ 9,763        0.99%          --
2009   Lowest contract charge 0.00% Class A   $154.23          --             --          --        36.70%
       Highest contract charge 0.60% Class A  $107.11          --             --          --        35.90%
       All contract charges                        --          54        $ 8,163        2.21%          --
2008   Lowest contract charge 0.00% Class A   $112.82          --             --          --       (36.18)%
       Highest contract charge 0.60% Class A  $ 78.82          --             --          --       (36.56)%
       All contract charges                        --          50        $ 5,531        0.16%          --
2007   Lowest contract charge 0.00% Class A   $176.77          --             --          --        14.27%
       Highest contract charge 0.60% Class A  $124.25          --             --          --        13.57%
       All contract charges                        --          43        $ 7,435          --           --
EQ/LARGE CAP GROWTH INDEX
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B   $ 91.54          --             --          --         2.35%
       Highest contract charge 0.90% Class B  $ 81.70          --             --          --         1.43%
       All contract charges                        --       1,040        $89,012        0.91%          --
2010   Lowest contract charge 0.00% Class B   $ 89.44          --             --          --        15.95%
       Highest contract charge 0.90% Class B  $ 80.55          --             --          --        14.91%
       All contract charges                        --       1,144        $96,359        0.99%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
EQ/LARGE CAP GROWTH INDEX (CONTINUED)
2009   Lowest contract charge 0.00% Class B       $ 77.13          --              --         --        36.21%
       Highest contract charge 0.90% Class B      $ 70.10          --              --         --        34.98%
       All contract charges                            --       1,268        $ 92,431       2.21%          --
2008   Lowest contract charge 0.00% Class B       $ 56.63          --              --         --       (36.26)%
       Highest contract charge 0.90% Class B      $ 51.93          --              --         --       (36.84)%
       All contract charges                            --       1,305        $ 70,031       0.16%          --
2007   Lowest contract charge 0.00% Class B       $ 88.85          --              --         --        13.98%
       Highest contract charge 0.90% Class B      $ 82.22          --              --         --        12.94%
       All contract charges                            --       1,309        $110,980         --           --
EQ/LARGE CAP GROWTH PLUS (AA)
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class A       $191.46          --              --         --        (3.29)%
       Highest contract charge 0.60% Class A      $121.88          --              --         --        (3.87)%
       All contract charges                            --          37        $  6,637       0.41%          --
2010   Lowest contract charge 0.00% Class A       $197.97          --              --         --        14.34%
       Highest contract charge 0.60% Class A      $126.79          --              --         --        13.65%
       All contract charges                            --          40        $  7,400       0.38%          --
2009   Lowest contract charge 0.00% Class A       $173.15          --              --         --        33.96%
       Highest contract charge 0.60% Class A      $111.56          --              --         --        33.16%
       All contract charges                            --          42        $  6,915       1.30%          --
2008   Lowest contract charge 0.00% Class A       $129.25          --              --         --       (37.26)%
       Highest contract charge 0.60% Class A      $ 83.78          --              --         --       (37.64)%
       All contract charges                            --          43        $  5,006       0.12%          --
2007   Lowest contract charge 0.00% Class A       $206.02          --              --         --        15.75%
       Highest contract charge 0.60% Class A      $134.35          --              --         --        15.05%
       All contract charges                            --          38        $  7,370       0.37%          --
EQ/LARGE CAP GROWTH PLUS (AA)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B       $182.73          --              --         --        (3.66)%
       Highest contract charge 0.90% Class B      $160.04          --              --         --        (4.52)%
       All contract charges                            --         668        $108,960       0.41%          --
2010   Lowest contract charge 0.00% Class B       $189.68          --              --         --        14.45%
       Highest contract charge 0.90% Class B      $167.62          --              --         --        13.42%
       All contract charges                            --         730        $125,022       0.38%          --
2009   Lowest contract charge 0.00% Class B       $165.73          --              --         --        34.86%
       Highest contract charge 0.90% Class B      $147.79          --              --         --        33.65%
       All contract charges                            --         827        $124,156       1.30%          --
2008   Lowest contract charge 0.00% Class B       $122.89          --              --         --       (38.23)%
       Highest contract charge 0.90% Class B      $110.58          --              --         --       (38.79)%
       All contract charges                            --         907        $101,392       0.12%          --
2007   Lowest contract charge 0.00% Class B       $198.96          --              --         --        15.62%
       Highest contract charge 0.90% Class B      $180.67          --              --         --        14.58%
       All contract charges                            --         975        $177,887       0.37%          --
EQ/LARGE CAP VALUE INDEX (Z)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A (a)   $ 54.88          --              --         --        (0.09)%
       Highest contract charge 0.90% Class A (a)  $ 52.60          --              --         --        (0.98)%
       All contract charges                            --         110        $  5,896       2.12%          --
2010   Lowest contract charge 0.00% Class A (a)   $ 54.93          --              --         --        14.89%
       Highest contract charge 0.90% Class A (a)  $ 53.12          --              --         --        13.86%
       All contract charges                            --          53        $  2,883       1.78%          --
2009   Lowest contract charge 0.00% Class A (a)   $ 47.81          --              --         --        19.46%
       Highest contract charge 0.90% Class A (a)  $ 46.65          --              --         --        18.38%
       All contract charges                            --          36        $  1,683      11.59%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
EQ/LARGE CAP VALUE INDEX (Z) (CONTINUED)
2008   Lowest contract charge 0.00% Class A (a)   $ 40.02          --              --         --       (56.60)%
       Highest contract charge 0.90% Class A (a)  $ 39.41          --              --         --       (56.99)%
       All contract charges                            --          29        $  1,141       2.15%          --
2007   Lowest contract charge 0.00% Class A (a)   $ 92.22          --              --         --        (7.78)%
       Highest contract charge 0.90% Class A (a)  $ 91.63          --              --         --        (8.37)%
       All contract charges                            --          12        $  1,140         --           --
EQ/LARGE CAP VALUE INDEX (Z)
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $ 63.23          --              --         --        (0.32)%
       Highest contract charge 0.60% Class B      $ 52.74          --              --         --        (0.92)%
       All contract charges                            --          67        $  3,980       2.12%          --
2010   Lowest contract charge 0.00% Class B       $ 63.43          --              --         --        14.62%
       Highest contract charge 0.90% Class B (a)  $ 52.64          --              --         --        13.59%
       All contract charges                            --          33        $  1,952       1.78%          --
2009   Lowest contract charge 0.00% Class B       $ 55.34          --              --         --        19.14%
       Highest contract charge 0.90% Class B (a)  $ 46.34          --              --         --        18.06%
       All contract charges                            --          28        $  1,434      11.59%          --
2008   Lowest contract charge 0.00% Class B       $ 46.45          --              --         --       (56.70)%
       Highest contract charge 0.90% Class B (a)  $ 39.25          --              --         --       (57.09)%
       All contract charges                            --          11        $    506       2.15%          --
2007   Lowest contract charge 0.00% Class B       $107.28          --              --         --        (5.93)%
       Highest contract charge 0.90% Class B (a)  $ 91.47          --              --         --        (8.53)%
       All contract charges                            --           6        $    641         --           --
EQ/LARGE CAP VALUE PLUS (G) (J)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A       $147.05          --              --         --        (4.80)%
       Highest contract charge 0.90% Class A      $114.66          --              --         --        (5.65)%
       All contract charges                            --       1,780        $217,111       1.24%          --
2010   Lowest contract charge 0.00% Class A       $154.46          --              --         --        12.90%
       Highest contract charge 0.90% Class A      $121.53          --              --         --        11.89%
       All contract charges                            --       2,194        $280,328       1.28%          --
2009   Lowest contract charge 0.00% Class A       $136.81          --              --         --        20.61%
       Highest contract charge 0.90% Class A      $108.62          --              --         --        19.53%
       All contract charges                            --       2,598        $293,883       2.35%          --
2008   Lowest contract charge 0.00% Class A       $113.43          --              --         --       (43.00)%
       Highest contract charge 0.90% Class A      $ 90.87          --              --         --       (43.52)%
       All contract charges                            --       3,016        $282,961       3.01%          --
2007   Lowest contract charge 0.00% Class A       $199.01          --              --         --        (2.94)%
       Highest contract charge 0.90% Class A      $160.89          --              --         --        (3.30)%
       All contract charges                            --       3,519        $ 71,098       2.48%          --
EQ/LARGE CAP VALUE PLUS (G) (J)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B       $109.62          --              --         --        (5.07)%
       Highest contract charge 0.90% Class B      $113.17          --              --         --        (5.93)%
       All contract charges                            --         808        $ 94,538       1.24%          --
2010   Lowest contract charge 0.00% Class B       $115.48          --              --         --        12.68%
       Highest contract charge 0.90% Class B      $120.30          --              --         --        11.67%
       All contract charges                            --         889        $110,353       1.28%          --
2009   Lowest contract charge 0.00% Class B       $102.48          --              --         --        20.44%
       Highest contract charge 0.90% Class B      $107.73          --              --         --        19.36%
       All contract charges                            --         984        $109,083       2.35%          --
2008   Lowest contract charge 0.00% Class B       $ 85.09          --              --         --       (43.33)%
       Highest contract charge 0.90% Class B      $ 90.26          --              --         --       (43.84)%
       All contract charges                            --       1,081        $100,115       3.01%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
EQ/LARGE CAP VALUE PLUS (G) (J) (CONTINUED)
2007   Lowest contract charge 0.00% Class B       $150.15          --              --         --        (4.55)%
       Highest contract charge 0.90% Class B      $160.72          --              --         --        (5.41)%
       All contract charges                            --       1,181        $702,530       2.48%          --
EQ/LORD ABBETT LARGE CAP CORE
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A (a)   $ 95.03          --              --         --        (8.29)%
       Highest contract charge 0.90% Class A (a)  $ 91.08          --              --         --        (9.11)%
       All contract charges                            --         133        $ 11,886       0.88%          --
2010   Lowest contract charge 0.00% Class A (a)   $103.62          --              --         --        14.27%
       Highest contract charge 0.90% Class A (a)  $100.21          --              --         --        13.24%
       All contract charges                            --         138        $ 14,096       0.88%          --
2009   Lowest contract charge 0.00% Class A (a)   $ 90.68          --              --         --        25.80%
       Highest contract charge 0.90% Class A (a)  $ 88.49          --              --         --        24.67%
       All contract charges                            --          61        $  5,543       0.99%          --
2008   Lowest contract charge 0.00% Class A (a)   $ 72.08          --              --         --       (30.79)%
       Highest contract charge 0.90% Class A (a)  $ 70.98          --              --         --       (31.41)%
       All contract charges                            --          40        $  2,885       1.76%          --
2007   Lowest contract charge 0.00% Class A (a)   $104.14          --              --         --         4.14%
       Highest contract charge 0.90% Class A (a)  $103.48          --              --         --         3.48%
       All contract charges                            --          11        $  1,127       3.25%          --
EQ/LORD ABBETT LARGE CAP CORE
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $120.07          --              --         --        (8.51)%
       Highest contract charge 0.60% Class B      $ 91.29          --              --         --        (9.06)%
       All contract charges                            --          38        $  4,057       0.88%          --
2010   Lowest contract charge 0.00% Class B       $131.24          --              --         --        13.97%
       Highest contract charge 0.90% Class B (a)  $ 99.28          --              --         --        12.94%
       All contract charges                            --          33        $  3,784       0.88%          --
2009   Lowest contract charge 0.00% Class B       $115.16          --              --         --        25.51%
       Highest contract charge 0.90% Class B (a)  $ 87.90          --              --         --        24.40%
       All contract charges                            --          29        $  2,856       0.99%          --
2008   Lowest contract charge 0.00% Class B       $ 91.75          --              --         --       (30.97)%
       Highest contract charge 0.90% Class B (a)  $ 70.66          --              --         --       (31.60)%
       All contract charges                            --          14        $  1,116       1.76%          --
2007   Lowest contract charge 0.00% Class B       $132.91          --              --         --        10.68%
       Highest contract charge 0.90% Class B (a)  $103.30          --              --         --         3.30%
       All contract charges                            --           4        $    465       3.25%          --
EQ/MFS INTERNATIONAL GROWTH
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B       $142.49          --              --         --       (10.71)%
       Highest contract charge 0.90% Class B (a)  $ 85.58          --              --         --       (11.52)%
       All contract charges                            --         278        $ 26,742       0.65%          --
2010   Lowest contract charge 0.00% Class B       $159.59          --              --         --        14.94%
       Highest contract charge 0.90% Class B (a)  $ 96.72          --              --         --        13.91%
       All contract charges                            --         283        $ 29,996       0.91%          --
2009   Lowest contract charge 0.00% Class B       $138.85          --              --         --        37.24%
       Highest contract charge 0.90% Class B (a)  $ 84.91          --              --         --        36.00%
       All contract charges                            --         249        $ 22,625       1.45%          --
2008   Lowest contract charge 0.00% Class B       $101.17          --              --         --       (40.28)%
       Highest contract charge 0.90% Class B (a)  $ 62.43          --              --         --       (40.81)%
       All contract charges                            --         156        $ 10,229       1.12%          --
2007   Lowest contract charge 0.00% Class B       $169.40          --              --         --        16.20%
       Highest contract charge 0.90% Class B (a)  $105.48          --              --         --         5.48%
       All contract charges                            --          95        $ 10,270       1.22%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------------------------------------
                                               UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                              ------- ----------------- ---------- -------------- ---------
EQ/MID CAP INDEX
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class A   $201.02          --              --         --        (2.16)%
       Highest contract charge 0.60% Class A  $142.05          --              --         --        (2.75)%
       All contract charges                        --         115        $ 21,196       0.66%          --
2010   Lowest contract charge 0.00% Class A   $205.46          --              --         --        26.05%
       Highest contract charge 0.60% Class A  $146.06          --              --         --        25.30%
       All contract charges                        --         119        $ 22,790       0.81%          --
2009   Lowest contract charge 0.00% Class A   $162.99          --              --         --        36.61%
       Highest contract charge 0.60% Class A  $116.57          --              --         --        35.79%
       All contract charges                        --         121        $ 19,119       1.16%          --
2008   Lowest contract charge 0.00% Class A   $119.31                          --         --       (49.16)%
       Highest contract charge 0.60% Class A  $ 85.85          --              --                  (49.46)%
       All contract charges                        --         116        $ 13,496       0.91%          --
2007   Lowest contract charge 0.00% Class A   $234.66          --              --         --         8.30%
       Highest contract charge 0.60% Class A  $169.87          --              --         --         7.66%
       All contract charges                        --         105        $ 24,003         --           --
EQ/MID CAP INDEX
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B   $128.40          --              --         --        (2.41)%
       Highest contract charge 0.90% Class B  $115.90          --              --         --        (3.28)%
       All contract charges                        --         512        $ 62,176       0.66%          --
2010   Lowest contract charge 0.00% Class B   $131.57          --              --         --        25.74%
       Highest contract charge 0.90% Class B  $119.83          --              --         --        24.61%
       All contract charges                        --         618        $ 77,397       0.81%          --
2009   Lowest contract charge 0.00% Class B   $104.63          --              --         --        36.28%
       Highest contract charge 0.90% Class B  $ 96.16          --              --         --        35.04%
       All contract charges                        --         662        $ 66,176       1.16%          --
2008   Lowest contract charge 0.00% Class B   $ 76.78          --              --         --       (49.29)%
       Highest contract charge 0.90% Class B  $ 71.21          --              --         --       (49.74)%
       All contract charges                        --         705        $ 51,770       0.91%          --
2007   Lowest contract charge 0.00% Class B   $151.40          --              --         --         8.03%
       Highest contract charge 0.90% Class B  $141.69          --              --         --         7.06%
       All contract charges                        --         753        $109,736         --           --
EQ/MID CAP VALUE PLUS (L) (M) (N)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A   $193.51          --              --         --        (9.10)%
       Highest contract charge 0.90% Class A  $157.76          --              --         --        (9.92)%
       All contract charges                        --         991        $166,808       1.03%          --
2010   Lowest contract charge 0.00% Class A   $212.88          --              --         --        22.51%
       Highest contract charge 0.90% Class A  $175.13          --              --         --        21.41%
       All contract charges                        --       1,201        $224,689       1.21%          --
2009   Lowest contract charge 0.00% Class A   $173.76          --              --         --        35.75%
       Highest contract charge 0.90% Class A  $144.24          --              --         --        34.65%
       All contract charges                        --       1,425        $218,981       1.70%          --
2008   Lowest contract charge 0.00% Class A   $128.00          --              --         --       (39.07)%
       Highest contract charge 0.60% Class A  $ 92.94          --              --         --       (39.44)%
       All contract charges                        --         129        $ 15,856       1.43%          --
2007   Lowest contract charge 0.00% Class A   $210.08          --              --         --        (1.27)%
       Highest contract charge 0.60% Class A  $153.47          --              --         --        (1.86)%
       All contract charges                        --         133        $ 26,773       1.02%          --
EQ/MID CAP VALUE PLUS (L) (M) (N)
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class B   $179.36          --              --         --        (9.43)%
       Highest contract charge 0.00% Class B  $179.36          --              --         --        (9.43)%
       All contract charges                        --          44        $  7,937       1.03%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                  UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                  VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                 ------- ----------------- ---------- -------------- ---------
EQ/MID CAP VALUE PLUS (L) (M) (N) (CONTINUED)
2010  Lowest contract charge 0.00% Class B       $198.04          --              --         --        22.46%
      Highest contract charge 0.90% Class B      $138.07          --              --         --        21.41%
      All contract charges                            --          44        $  8,642       1.21%          --
2009  Lowest contract charge 0.00% Class B       $161.72          --              --         --        35.85%
      Highest contract charge 0.90% Class B      $113.72          --              --         --        34.66%
      All contract charges                            --          42        $  6,722       1.70%          --
2008  Lowest contract charge 0.00% Class B       $119.04          --              --         --       (39.56)%
      Highest contract charge 0.90% Class B      $107.12          --              --         --       (40.11)%
      All contract charges                            --       1,023        $114,073       1.43%          --
2007  Lowest contract charge 0.00% Class B       $196.96          --              --         --        (1.60)%
      Highest contract charge 0.90% Class B      $178.86          --              --         --        (2.49)%
      All contract charges                            --       1,200        $222,789       1.02%          --
EQ/MONEY MARKET
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Class A       $172.07          --              --         --         0.00%
      Highest contract charge 0.90% Class A      $156.48          --              --         --        (0.90)%
      All contract charges                            --       1,251        $172,257       0.01%          --
2010  Lowest contract charge 0.00% Class A       $172.07          --              --         --         0.09%
      Highest contract charge 0.90% Class A      $157.90          --              --         --        (0.81)%
      All contract charges                            --       1,246        $229,831       0.07%          --
2009  Lowest contract charge 0.00% Class A       $171.91          --              --         --         0.29%
      Highest contract charge 0.90% Class A      $159.18          --              --         --        (0.61)%
      All contract charges                            --       1,610        $301,222       0.20%          --
2008  Lowest contract charge 0.00% Class A       $171.41          --              --         --         2.36%
      Highest contract charge 0.90% Class A      $160.16          --              --         --         1.44%
      All contract charges                            --       2,010        $402,756       2.30%          --
2007  Lowest contract charge 0.00% Class A       $167.45          --              --         --         4.98%
      Highest contract charge 0.90% Class A      $157.88          --              --         --         4.03%
      All contract charges                            --       1,984        $391,569       4.81%          --
EQ/MONEY MARKET
      Unit Value 0.00% to 0.60%*
2011  Lowest contract charge 0.00% Class B       $131.49          --              --         --         0.00%
      Highest contract charge 0.60% Class B      $127.45          --              --         --        (0.60)%
      All contract charges                            --         493        $ 63,707       0.01%          --
2010  Lowest contract charge 0.00% Class B       $131.49          --              --         --         0.01%
      Highest contract charge 0.90% Class B      $123.49          --              --         --        (0.89)%
      All contract charges                            --         523        $ 67,791       0.07%          --
2009  Lowest contract charge 0.00% Class B       $131.48          --              --         --        (0.01)%
      Highest contract charge 0.90% Class B      $124.60          --              --         --        (0.90)%
      All contract charges                            --         646        $ 84,115       0.20%          --
2008  Lowest contract charge 0.00% Class B       $131.49          --              --         --         2.11%
      Highest contract charge 0.90% Class B      $125.74          --              --         --         1.19%
      All contract charges                            --         525        $ 68,250       2.30%          --
2007  Lowest contract charge 0.00% Class B       $128.77          --              --         --         4.71%
      Highest contract charge 0.90% Class B      $124.26          --              --         --         3.77%
      All contract charges                            --         444        $ 55,923       4.81%          --
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Class A (a)   $114.55          --              --         --         3.13%
      Highest contract charge 0.90% Class A (a)  $109.79          --              --         --         2.21%
      All contract charges                            --         141        $ 14,577       0.64%          --
2010  Lowest contract charge 0.00% Class A (a)   $111.07          --              --         --         8.49%
      Highest contract charge 0.90% Class A (a)  $107.42          --              --         --         7.52%
      All contract charges                            --         168        $ 16,667       0.89%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
EQ/MONTAG AND CALDWELL GROWTH (CONTINUED)
2009   Lowest contract charge 0.00% Class A (a)   $102.38         --              --          --        30.07%
       Highest contract charge 0.90% Class A (a)  $ 99.91         --              --          --        28.90%
       All contract charges                            --         99         $ 9,929        0.63%          --
2008   Lowest contract charge 0.00% Class A (a)   $ 78.71         --              --          --       (32.74)%
       Highest contract charge 0.90% Class A (a)  $ 77.51         --              --          --       (33.34)%
       All contract charges                            --         76         $ 5,897        0.43%          --
2007   Lowest contract charge 0.00% Class A (a)   $117.02         --              --          --        17.02%
       Highest contract charge 0.90% Class A (a)  $116.28         --              --          --        16.28%
       All contract charges                            --         29         $ 3,428        1.15%          --
EQ/MONTAG AND CALDWELL GROWTH
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $139.87         --              --          --         2.88%
       Highest contract charge 0.60% Class B      $110.07         --              --          --         2.26%
       All contract charges                            --         80         $10,390        0.64%          --
2010   Lowest contract charge 0.00% Class B       $135.96         --              --          --         8.22%
       Highest contract charge 0.90% Class B (a)  $106.44         --              --          --         7.24%
       All contract charges                            --         87         $10,858        0.89%          --
2009   Lowest contract charge 0.00% Class B       $125.64         --              --          --        29.74%
       Highest contract charge 0.90% Class B (a)  $ 99.25         --              --          --        28.57%
       All contract charges                            --         75         $ 8,378        0.63%          --
2008   Lowest contract charge 0.00% Class B       $ 96.84         --              --          --       (32.89)%
       Highest contract charge 0.90% Class B (a)  $ 77.20         --              --          --       (33.49)%
       All contract charges                            --         49         $ 4,194        0.43%          --
2007   Lowest contract charge 0.00% Class B       $144.30         --              --          --        20.81%
       Highest contract charge 0.90% Class B (a)  $116.08         --              --          --        (2.81)%
       All contract charges                            --         13         $ 1,734        1.15%          --
EQ/MORGAN STANLEY MID CAP GROWTH (H)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A (a)   $116.57         --              --          --        (7.47)%
       Highest contract charge 0.90% Class A (a)  $111.72         --              --          --        (8.31)%
       All contract charges                            --        303         $34,553        0.25%          --
2010   Lowest contract charge 0.00% Class A (a)   $125.98         --              --          --        32.63%
       Highest contract charge 0.90% Class A (a)  $121.84         --              --          --        31.44%
       All contract charges                            --        305         $37,725        0.34%          --
2009   Lowest contract charge 0.00% Class A (a)   $ 94.99         --              --          --        57.44%
       Highest contract charge 0.90% Class A (a)  $ 92.69         --              --          --        56.05%
       All contract charges                            --        258         $24,203          --           --
2008   Lowest contract charge 0.00% Class A (a)   $ 60.33         --              --          --       (47.19)%
       Highest contract charge 0.90% Class A (a)  $ 59.40         --              --          --       (47.67)%
       All contract charges                            --        164         $ 9,796          --           --
2007   Lowest contract charge 0.00% Class A (a)   $114.23         --              --          --        14.23%
       Highest contract charge 0.90% Class A (a)  $113.51         --              --          --        13.51%
       All contract charges                            --        110         $12,578        1.39%          --
EQ/MORGAN STANLEY MID CAP GROWTH (H)
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $168.71         --              --          --        (7.70)%
       Highest contract charge 0.60% Class B      $111.99         --              --          --        (8.25)%
       All contract charges                            --        125         $16,818        0.25%          --
2010   Lowest contract charge 0.00% Class B       $182.78         --              --          --        32.30%
       Highest contract charge 0.90% Class B (a)  $120.71         --              --          --        31.11%
       All contract charges                            --        116         $16,556        0.34%          --
2009   Lowest contract charge 0.00% Class B       $138.16         --              --          --        57.07%
       Highest contract charge 0.90% Class B (a)  $ 92.07         --              --          --        55.65%
       All contract charges                            --         89         $ 9,414          --           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
EQ/MORGAN STANLEY MID CAP GROWTH (H) (CONTINUED)
2008   Lowest contract charge 0.00% Class B       $ 87.96         --               --         --       (47.32)%
       Highest contract charge 0.90% Class B (a)  $ 59.15         --               --         --       (47.80)%
       All contract charges                            --         58         $  3,842         --           --
2007   Lowest contract charge 0.00% Class B       $166.98         --               --         --        22.41%
       Highest contract charge 0.90% Class B (a)  $113.31         --               --         --        13.31%
       All contract charges                            --         28         $  3,449       1.39%          --
EQ/PIMCO ULTRA SHORT BOND (O) (P)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A (u)   $114.24         --               --         --         0.05%
       Highest contract charge 0.90% Class A (u)  $109.49         --               --         --        (0.84)%
       All contract charges                            --        233         $ 26,032       0.63%          --
2010   Lowest contract charge 0.00% Class A (u)   $114.18         --               --         --         1.09%
       Highest contract charge 0.90% Class A (u)  $110.42         --               --         --         0.18%
       All contract charges                            --        274         $ 30,700       0.40%          --
2009   Lowest contract charge 0.00% Class A (u)   $112.94         --               --         --         8.11%
       Highest contract charge 0.90% Class A (u)  $110.22         --               --         --         7.14%
       All contract charges                            --        319         $ 35,575       0.62%          --
EQ/PIMCO ULTRA SHORT BOND (O) (P)
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $117.01         --               --         --        (0.20)%
       Highest contract charge 0.60% Class B      $110.40         --               --         --        (0.79)%
       All contract charges                            --        157         $ 17,915       0.63%          --
2010   Lowest contract charge 0.00% Class B       $117.24         --               --         --         0.84%
       Highest contract charge 0.90% Class B (a)  $110.04         --               --         --        (0.07)%
       All contract charges                            --        178         $ 20,332       0.40%          --
2009   Lowest contract charge 0.00% Class B       $116.26         --               --         --         8.01%
       Highest contract charge 0.90% Class B (a)  $110.12         --               --         --         7.04%
       All contract charges                            --        171         $ 19,397       0.62%          --
2008   Lowest contract charge 0.00% Class B       $107.64         --               --         --        (4.05)%
       Highest contract charge 0.90% Class B (a)  $102.88         --               --         --        (4.91)%
       All contract charges                            --        293         $ 30,513       3.91%          --
2007   Lowest contract charge 0.00% Class B       $112.18         --               --         --        11.48%
       Highest contract charge 0.90% Class B (a)  $108.19         --               --         --         8.19%
       All contract charges                            --         51         $  5,615       7.67%          --
EQ/QUALITY BOND PLUS (S)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A       $242.15         --               --         --         1.47%
       Highest contract charge 0.90% Class A      $193.69         --               --         --         0.56%
       All contract charges                            --        270         $ 54,486       2.42%          --
2010   Lowest contract charge 0.00% Class A       $238.65         --               --         --         6.47%
       Highest contract charge 0.90% Class A      $192.62         --               --         --         5.51%
       All contract charges                            --        320         $ 65,807       9.13%          --
2009   Lowest contract charge 0.00% Class A       $224.15         --               --         --         6.28%
       Highest contract charge 0.90% Class A      $182.56         --               --         --         5.33%
       All contract charges                            --        417         $ 84,236       3.02%          --
2008   Lowest contract charge 0.00% Class A       $210.91         --               --         --        (6.33)%
       Highest contract charge 0.90% Class A      $173.33         --               --         --        (7.17)%
       All contract charges                            --        486         $ 93,036       5.68%          --
2007   Lowest contract charge 0.00% Class A       $225.16         --               --         --         4.80%
       Highest contract charge 0.90% Class A      $186.72         --               --         --         3.85%
       All contract charges                            --        495         $101,225       5.08%          --
EQ/QUALITY BOND PLUS (S)
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $163.40         --               --         --         1.22%
       Highest contract charge 0.60% Class B      $151.17         --               --         --         0.61%
       All contract charges                            --        165         $ 25,209       2.42%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
EQ/QUALITY BOND PLUS (S) (CONTINUED)
2010   Lowest contract charge 0.00% Class B       $161.43         --              --          --         6.24%
       Highest contract charge 0.90% Class B      $147.22         --              --          --         5.29%
       All contract charges                            --        176         $26,750        9.13%          --
2009   Lowest contract charge 0.00% Class B       $151.95         --              --          --         6.06%
       Highest contract charge 0.90% Class B      $139.83         --              --          --         5.11%
       All contract charges                            --        198         $28,433        3.02%          --
2008   Lowest contract charge 0.00% Class B       $143.26         --              --          --        (6.55)%
       Highest contract charge 0.90% Class B      $133.03         --              --          --        (7.39)%
       All contract charges                            --        194         $26,200        5.68%          --
2007   Lowest contract charge 0.00% Class B       $153.30         --              --          --         4.54%
       Highest contract charge 0.90% Class B      $143.64         --              --          --         3.59%
       All contract charges                            --        210         $30,448        5.08%          --
EQ/SMALL COMPANY INDEX
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A       $236.45         --              --          --        (3.76)%
       Highest contract charge 0.90% Class A      $192.25         --              --          --        (4.62)%
       All contract charges                            --        210         $40,442        0.84%          --
2010   Lowest contract charge 0.00% Class A       $245.68         --              --          --        26.13%
       Highest contract charge 0.90% Class A      $201.57         --              --          --        25.00%
       All contract charges                            --        214         $44,244        1.21%          --
2009   Lowest contract charge 0.00% Class A       $194.78         --              --          --        26.44%
       Highest contract charge 0.90% Class A      $161.25         --              --          --        25.30%
       All contract charges                            --        210         $36,171        1.63%          --
2008   Lowest contract charge 0.00% Class A       $154.05         --              --          --       (33.96)%
       Highest contract charge 0.90% Class A      $128.69         --              --          --       (34.56)%
       All contract charges                            --        207         $29,618        1.04%          --
2007   Lowest contract charge 0.00% Class A       $233.27         --              --          --        (1.60)%
       Highest contract charge 0.90% Class A      $196.66         --              --          --        (2.48)%
       All contract charges                            --        194         $39,848        1.55%          --
EQ/SMALL COMPANY INDEX
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B       $171.66         --              --          --        (4.00)%
       Highest contract charge 0.90% Class B      $168.03         --              --          --        (4.86)%
       All contract charges                            --         76         $13,071        0.84%          --
2010   Lowest contract charge 0.00% Class B       $178.81         --              --          --        25.82%
       Highest contract charge 0.90% Class B      $176.61         --              --          --        24.69%
       All contract charges                            --         75         $13,547        1.21%          --
2009   Lowest contract charge 0.00% Class B       $142.12         --              --          --        23.13%
       Highest contract charge 0.90% Class B      $141.64         --              --          --        24.99%
       All contract charges                            --         68         $ 9,831        1.63%          --
2008   Lowest contract charge 0.00% Class B       $112.68         --              --          --       (34.13)%
       Highest contract charge 0.90% Class B      $113.32         --              --          --       (34.72)%
       All contract charges                            --         71         $ 7,188        1.04%          --
2007   Lowest contract charge 0.00% Class B       $171.06         --              --          --        (1.83)%
       Highest contract charge 0.90% Class B      $173.60         --              --          --        (2.72)%
       All contract charges                            --         71         $13,008        1.55%          --
EQ/T. ROWE PRICE GROWTH STOCK (E)
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class A (b)   $ 95.88         --              --          --        (1.71)%
       Highest contract charge 0.60% Class A (b)  $ 93.12         --              --          --        (2.30)%
       All contract charges                            --         12         $   676          --           --
2010   Lowest contract charge 0.00% Class A (b)   $ 97.55         --              --          --        16.68%
       Highest contract charge 0.60% Class A (b)  $ 95.31         --              --          --        15.99%
       All contract charges                            --         18         $ 1,007          --           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
EQ/T. ROWE PRICE GROWTH STOCK (E) (CONTINUED)
2009   Lowest contract charge 0.00% Class A (b)   $ 83.60         --              --          --        43.13%
       Highest contract charge 0.60% Class A (b)  $ 82.17         --              --          --        42.26%
       All contract charges                            --         12         $   958          --           --
2008   Lowest contract charge 0.00% Class A (b)   $ 58.41         --              --          --       (42.06)%
       Highest contract charge 0.60% Class A (b)  $ 57.76         --              --          --       (42.41)%
       All contract charges                            --         12         $   696          --           --
2007   Lowest contract charge 0.00% Class A (b)   $100.81         --              --          --         0.81%
       Highest contract charge 0.60% Class A (b)  $100.29         --              --          --         0.29%
       All contract charges                            --         11         $ 1,100        0.17%          --
EQ/T. ROWE PRICE GROWTH STOCK (E)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B       $112.33         --              --          --        (1.95)%
       Highest contract charge 0.90% Class B (b)  $ 90.72         --              --          --        (2.83)%
       All contract charges                            --        343         $32,871          --           --
2010   Lowest contract charge 0.00% Class B       $114.56         --              --          --        16.39%
       Highest contract charge 0.90% Class B (b)  $ 93.36         --              --          --        15.35%
       All contract charges                            --        384         $37,430          --           --
2009   Lowest contract charge 0.00% Class B       $ 98.42         --              --          --        42.64%
       Highest contract charge 0.90% Class B (b)  $ 80.94         --              --          --        41.35%
       All contract charges                            --        386         $32,264          --           --
2008   Lowest contract charge 0.00% Class B       $ 69.00         --              --          --       (42.21)%
       Highest contract charge 0.90% Class B (b)  $ 57.26         --              --          --       (42.73)%
       All contract charges                            --        313         $18,276          --           --
2007   Lowest contract charge 0.00% Class B       $119.39         --              --          --         7.23%
       Highest contract charge 0.90% Class B (b)  $ 99.98         --              --          --        (0.02)%
       All contract charges                            --        309         $31,316        0.17%          --
EQ/UBS GROWTH & INCOME
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B       $120.36         --              --          --        (2.82)%
       Highest contract charge 0.90% Class B (a)  $ 80.25         --              --          --        (3.68)%
       All contract charges                            --         51         $ 4,901        0.76%          --
2010   Lowest contract charge 0.00% Class B       $123.85         --              --          --        13.07%
       Highest contract charge 0.90% Class B (a)  $ 83.32         --              --          --        12.05%
       All contract charges                            --         55         $ 5,420        0.71%          --
2009   Lowest contract charge 0.00% Class B       $109.54         --              --          --        32.44%
       Highest contract charge 0.90% Class B (a)  $ 74.36         --              --          --        31.24%
       All contract charges                            --         55         $ 4,761        0.87%          --
2008   Lowest contract charge 0.00% Class B       $ 82.71         --              --          --       (40.03)%
       Highest contract charge 0.90% Class B (a)  $ 56.66         --              --          --       (40.57)%
       All contract charges                            --         51         $ 3,313        1.38%          --
2007   Lowest contract charge 0.00% Class B       $137.92         --              --          --         1.17%
       Highest contract charge 0.90% Class B (a)  $ 95.34         --              --          --        (4.66)%
       All contract charges                            --         41         $ 4,500        1.33%          --
EQ/VAN KAMPEN COMSTOCK
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A (a)   $ 85.37         --              --          --        (1.74)%
       Highest contract charge 0.90% Class A (a)  $ 81.82         --              --          --        (2.62)%
       All contract charges                            --         30         $ 2,522        1.50%          --
2010   Lowest contract charge 0.00% Class A (a)   $ 86.88         --              --          --        15.50%
       Highest contract charge 0.90% Class A (a)  $ 84.02         --              --          --        14.46%
       All contract charges                            --         19         $ 1,627        1.50%          --
2009   Lowest contract charge 0.00% Class A (a)   $ 75.22         --              --          --        28.74%
       Highest contract charge 0.90% Class A (a)  $ 73.41         --              --          --        27.58%
       All contract charges                            --         17         $ 1,278        1.72%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
EQ/VAN KAMPEN COMSTOCK (CONTINUED)
2008   Lowest contract charge 0.00% Class A (a)   $ 58.43         --              --          --       (36.78)%
       Highest contract charge 0.90% Class A (a)  $ 57.54         --              --          --       (37.35)%
       All contract charges                            --         19         $   998        2.77%          --
2007   Lowest contract charge 0.00% Class A (a)   $ 92.43         --              --          --        (7.57)%
       Highest contract charge 0.90% Class A (a)  $ 91.85         --              --          --        (8.15)%
       All contract charges                            --          8         $   650        3.69%          --
EQ/VAN KAMPEN COMSTOCK
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $108.72         --              --          --        (1.99)%
       Highest contract charge 0.60% Class B      $ 82.01         --              --          --        (2.58)%
       All contract charges                            --         28         $ 2,896        1.50%          --
2010   Lowest contract charge 0.00% Class B       $110.93         --              --          --        15.21%
       Highest contract charge 0.90% Class B (a)  $ 83.24         --              --          --        14.18%
       All contract charges                            --         24         $ 2,573        1.50%          --
2009   Lowest contract charge 0.00% Class B       $ 96.28         --              --          --        28.41%
       Highest contract charge 0.90% Class B (a)  $ 72.90         --              --          --        27.26%
       All contract charges                            --         14         $ 1,258        1.72%          --
2008   Lowest contract charge 0.00% Class B       $ 74.98         --              --          --       (36.94)%
       Highest contract charge 0.90% Class B (a)  $ 57.29         --              --          --       (37.52)%
       All contract charges                            --          9         $   597        2.77%          --
2007   Lowest contract charge 0.00% Class B       $118.91         --              --          --        (2.50)%
       Highest contract charge 0.90% Class B (a)  $ 91.69         --              --          --        (8.31)%
       All contract charges                            --          5         $   526        3.69%          --
EQ/WELLS FARGO OMEGA GROWTH
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class A       $211.82         --              --          --        (5.64)%
       Highest contract charge 0.00% Class A      $211.82         --              --          --        (5.64)%
       All contract charges                            --         52         $ 6,794          --           --
2010   Lowest contract charge 0.00% Class A       $224.48         --              --          --        17.58%
       Highest contract charge 0.00% Class A      $224.48         --              --          --        17.58%
       All contract charges                            --         26         $ 4,837        0.01%          --
2009   Lowest contract charge 0.00% Class A       $190.92         --              --          --        40.65%
       Highest contract charge 0.00% Class A      $190.92         --              --          --        40.65%
       All contract charges                            --         12         $ 2,157        0.23%          --
2008   Lowest contract charge 0.00% Class A       $135.74         --              --          --       (27.42)%
       Highest contract charge 0.00% Class A      $135.74         --              --          --       (27.42)%
       All contract charges                            --          4         $   380        0.61%          --
2007   Lowest contract charge 0.00% Class A       $187.02         --              --          --        11.61%
       Highest contract charge 0.00% Class A      $187.02         --              --          --        11.61%
       All contract charges                            --          3         $   432          --           --
EQ/WELLS FARGO OMEGA GROWTH
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B       $121.20         --              --          --        (5.87)%
       Highest contract charge 0.90% Class B      $108.41         --              --          --        (6.72)%
       All contract charges                            --        497         $56,870          --           --
2010   Lowest contract charge 0.00% Class B       $128.76         --              --          --        17.29%
       Highest contract charge 0.90% Class B      $116.22         --              --          --        16.24%
       All contract charges                            --        406         $49,872        0.01%          --
2009   Lowest contract charge 0.00% Class B       $109.78         --              --          --        40.29%
       Highest contract charge 0.90% Class B      $ 99.98         --              --          --        39.04%
       All contract charges                            --        235         $24,042        0.23%          --
2008   Lowest contract charge 0.00% Class B       $ 78.25         --              --          --       (27.60)%
       Highest contract charge 0.90% Class B      $ 71.91         --              --          --       (28.26)%
       All contract charges                            --        129         $ 9,449        0.61%          --
2007   Lowest contract charge 0.00% Class B       $108.08         --              --          --        11.33%
       Highest contract charge 0.90% Class B      $100.23         --              --          --        10.32%
       All contract charges                            --        129         $13,009          --           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                          -----------------------------------------------------------
                                                           UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                           VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                          ------- ----------------- ---------- -------------- ---------
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Service Class 2       $151.59         --              --          --        (6.46)%
       Highest contract charge 0.00% Service Class 2      $151.59         --              --          --        (6.46)%
       All contract charges                                    --         12         $ 1,265        1.43%          --
2010   Lowest contract charge 0.00% Service Class 2       $162.06         --              --          --        16.02%
       Highest contract charge 0.00% Service Class 2      $162.06         --              --          --        16.02%
       All contract charges                                    --         23         $ 3,707        0.50%          --
2009   Lowest contract charge 0.00% Service Class 2       $139.68         --              --          --        32.41%
       Highest contract charge 0.00% Service Class 2      $139.68         --              --          --        32.41%
       All contract charges                                    --         44         $ 6,144        1.42%          --
2008   Lowest contract charge 0.00% Service Class 2       $105.49         --              --          --       (35.94)%
       Highest contract charge 0.00% Service Class 2      $105.49         --              --          --       (35.94)%
       All contract charges                                    --         42         $ 4,470        1.89%          --
2007   Lowest contract charge 0.00% Service Class 2       $164.68         --              --          --        18.60%
       Highest contract charge 0.00% Service Class 2      $164.68         --              --          --        18.60%
       All contract charges                                    --         29         $ 4,820        3.86%          --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Service Class 2       $196.85         --              --          --        (2.78)%
       Highest contract charge 0.90% Service Class 2 (x)  $102.22         --              --          --        (3.66)%
       All contract charges                                    --        249         $30,837        0.84%          --
2010   Lowest contract charge 0.00% Service Class 2       $202.48         --              --          --        16.93%
       Highest contract charge 0.90% Service Class 2 (x)  $106.10         --              --          --        20.44%
       All contract charges                                    --        270         $46,061        0.93%          --
2009   Lowest contract charge 0.00% Service Class 2       $173.17         --              --          --        35.47%
       Highest contract charge 0.00% Service Class 2      $173.17         --              --          --        35.47%
       All contract charges                                    --        225         $38,820        1.29%          --
2008   Lowest contract charge 0.00% Service Class 2       $127.83         --              --          --       (42.69)%
       Highest contract charge 0.00% Service Class 2      $127.83         --              --          --       (42.69)%
       All contract charges                                    --        205         $26,164        0.81%          --
2007   Lowest contract charge 0.00% Service Class 2       $223.05         --              --          --        17.30%
       Highest contract charge 0.00% Service Class 2      $223.05         --              --          --        17.30%
       All contract charges                                    --        209         $46,555        1.94%          --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Service Class 2       $159.32         --              --          --         0.66%
       Highest contract charge 0.00% Service Class 2      $159.32         --              --          --         0.66%
       All contract charges                                    --         19         $   915        2.03%          --
2010   Lowest contract charge 0.00% Service Class 2       $158.28         --              --          --        14.92%
       Highest contract charge 0.00% Service Class 2      $158.28         --              --          --        14.92%
       All contract charges                                    --         41         $ 4,712        1.35%          --
2009   Lowest contract charge 0.00% Service Class 2       $137.73         --              --          --        29.89%
       Highest contract charge 0.00% Service Class 2      $137.73         --              --          --        29.89%
       All contract charges                                    --         39         $ 5,368        2.03%          --
2008   Lowest contract charge 0.00% Service Class 2       $106.04         --              --          --       (42.81)%
       Highest contract charge 0.00% Service Class 2      $106.04         --              --          --       (42.81)%
       All contract charges                                    --         43         $ 4,513        2.34%          --
2007   Lowest contract charge 0.00% Service Class 2       $185.43         --              --          --         1.27%
       Highest contract charge 0.00% Service Class 2      $185.43         --              --          --         1.27%
       All contract charges                                    --         50         $ 9,359        1.64%          --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Service Class 2       $144.04         --              --          --         1.36%
       Highest contract charge 0.60% Service Class 2 (x)  $104.95         --              --          --         0.75%
       All contract charges                                    --         19         $ 1,563        1.76%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                          -----------------------------------------------------------
                                                           UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                           VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                          ------- ----------------- ---------- -------------- ---------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO (CONTINUED)
2010   Lowest contract charge 0.00% Service Class 2       $142.11         --              --          --        14.54%
       Highest contract charge 0.90% Service Class 2 (x)  $103.95         --              --          --        18.65%
       All contract charges                                    --         34         $ 4,338        0.40%          --
2009   Lowest contract charge 0.00% Service Class 2       $124.07         --              --          --        27.01%
       Highest contract charge 0.00% Service Class 2      $124.07         --              --          --        27.01%
       All contract charges                                    --         39         $ 4,742        0.90%          --
2008   Lowest contract charge 0.00% Service Class 2       $ 97.68         --              --          --       (41.90)%
       Highest contract charge 0.00% Service Class 2      $ 97.68         --              --          --       (41.90)%
       All contract charges                                    --         30         $ 2,927        1.14%          --
2007   Lowest contract charge 0.00% Service Class 2       $168.11         --              --          --        11.86%
       Highest contract charge 0.00% Service Class 2      $168.11         --              --          --        11.86%
       All contract charges                                    --         26         $ 4,306        4.78%          --
FIDELITY(R) VIP HIGH INCOME PORTFOLIO
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Service Class 2       $184.40         --              --          --         3.72%
       Highest contract charge 0.00% Service Class 2      $184.40         --              --          --         3.72%
       All contract charges                                    --         63         $ 9,679        3.49%          --
2010   Lowest contract charge 0.00% Service Class 2       $177.79         --              --          --        13.67%
       Highest contract charge 0.00% Service Class 2      $177.79         --              --          --        13.67%
       All contract charges                                    --        126         $20,003        8.19%          --
2009   Lowest contract charge 0.00% Service Class 2       $156.41         --              --          --        43.47%
       Highest contract charge 0.00% Service Class 2      $156.41         --              --          --        43.47%
       All contract charges                                    --        114         $17,838       10.51%          --
2008   Lowest contract charge 0.00% Service Class 2       $109.02         --              --          --       (25.14)%
       Highest contract charge 0.00% Service Class 2      $109.02         --              --          --       (25.14)%
       All contract charges                                    --         60         $ 6,563       10.39%          --
2007   Lowest contract charge 0.00% Service Class 2       $145.64         --              --          --         2.54%
       Highest contract charge 0.00% Service Class 2      $145.64         --              --          --         2.54%
       All contract charges                                    --         66         $ 9,673        9.22%          --
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Service Class 2       $151.24         --              --          --         7.03%
       Highest contract charge 0.00% Service Class 2      $151.24         --              --          --         7.03%
       All contract charges                                    --        105         $12,644        2.54%          --
2010   Lowest contract charge 0.00% Service Class 2       $141.30         --              --          --         7.55%
       Highest contract charge 0.00% Service Class 2      $141.30         --              --          --         7.55%
       All contract charges                                              174         $21,980        3.41%          --
2009   Lowest contract charge 0.00% Service Class 2       $131.38         --              --          --        15.47%
       Highest contract charge 0.00% Service Class 2      $131.38         --              --          --        15.47%
       All contract charges                                    --        154         $19,978        8.38%          --
2008   Lowest contract charge 0.00% Service Class 2       $113.78         --              --          --        (3.46)%
       Highest contract charge 0.00% Service Class 2      $113.78         --              --          --        (3.46)%
       All contract charges                                    --         73         $ 8,340        3.86%          --
2007   Lowest contract charge 0.00% Service Class 2       $117.86         --              --          --         4.08%
       Highest contract charge 0.00% Service Class 2      $117.86         --              --          --         4.08%
       All contract charges                                    --         84         $ 9,953        3.52%          --
FIDELITY(R) VIP MID CAP PORTFOLIO
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Servce Class 2        $265.62         --              --          --       (10.85)%
       Highest contract charge 0.90% Service Class 2 (x)  $ 99.51         --              --          --       (11.65)%
       All contract charges                                    --        149         $27,701        0.02%          --
2010   Lowest contract charge 0.00% Servce Class 2        $297.95         --              --          --        28.57%
       Highest contract charge 0.90% Service Class 2 (x)  $112.63         --              --          --        24.70%
       All contract charges                                    --        244         $53,100        0.16%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                          -----------------------------------------------------------
                                                           UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                           VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                          ------- ----------------- ---------- -------------- ---------
FIDELITY(R) VIP MID CAP PORTFOLIO (CONTINUED)
2009   Lowest contract charge 0.00% Service Class 2       $231.74         --              --          --        39.76%
       Highest contract charge 0.00% Service Class 2      $231.74         --              --          --        39.76%
       All contract charges                                    --        137         $31,690        0.48%          --
2008   Lowest contract charge 0.00% Service Class 2       $165.82         --              --          --       (39.61)%
       Highest contract charge 0.00% Service Class 2      $165.82         --              --          --       (39.61)%
       All contract charges                                    --        134         $22,273        0.24%          --
2007   Lowest contract charge 0.00% Service Class 2       $274.57         --              --          --        15.34%
       Highest contract charge 0.00% Service Class 2      $274.57         --              --          --        15.34%
       All contract charges                                    --        147         $40,381        8.68%          --
FIDELITY(R) VIP MONEY MARKET PORTFOLIO
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Service Class 2 (t)   $100.26         --              --          --         0.01%
       Highest contract charge 0.00% Service Class 2 (t)  $100.26         --              --          --         0.01%
       All contract charges                                    --         28         $   756        0.01%          --
2010   Lowest contract charge 0.00% Service Class 2 (t)   $100.25         --              --          --         0.07%
       Highest contract charge 0.00% Service Class 2 (t)  $100.25         --              --          --         0.07%
       All contract charges                                    --         27         $ 1,544        0.03%          --
2009   Lowest contract charge 0.00% Service Class 2 (t)   $100.18         --              --          --         0.17%
       Highest contract charge 0.00% Service Class 2 (t)  $100.18         --              --          --         0.17%
       All contract charges                                    --        141         $14,014        0.08%          --
FIDELITY(R) VIP VALUE PORTFOLIO
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Service Class 2       $151.87         --              --          --        (2.68)%
       Highest contract charge 0.00% Service Class 2      $151.87         --              --          --        (2.68)%
       All contract charges                                    --          5         $   551        0.61%          --
2010   Lowest contract charge 0.00% Service Class 2       $156.05         --              --          --        17.52%
       Highest contract charge 0.00% Service Class 2      $156.05         --              --          --        17.52%
       All contract charges                                    --         35         $ 5,420        0.80%          --
2009   Lowest contract charge 0.00% Service Class 2       $132.79         --              --          --        42.11%
       Highest contract charge 0.00% Service Class 2      $132.79         --              --          --        42.11%
       All contract charges                                    --         41         $ 5,439        0.77%          --
2008   Lowest contract charge 0.00% Service Class 2       $ 93.44         --              --          --       (46.60)%
       Highest contract charge 0.00% Service Class 2      $ 93.44         --              --          --       (46.60)%
       All contract charges                                    --         32         $ 2,965        0.61%          --
2007   Lowest contract charge 0.00% Service Class 2       $174.99         --              --          --         1.86%
       Highest contract charge 0.00% Service Class 2      $174.99         --              --          --         1.86%
       All contract charges                                    --         40         $ 6,930        4.26%          --
FIDELITY(R) VIP VALUE STRATEGIES PORTFOLIO
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Service Class 2       $193.57         --              --          --        (9.04)%
       Highest contract charge 0.00% Service Class 2      $193.57         --              --          --        (9.04)%
       All contract charges                                    --          2         $   314        0.63%          --
2010   Lowest contract charge 0.00% Service Class 2       $212.80         --              --          --        26.34%
       Highest contract charge 0.00% Service Class 2      $212.80         --              --          --        26.34%
       All contract charges                                    --         26         $ 5,402        0.22%          --
2009   Lowest contract charge 0.00% Service Class 2       $168.44         --              --          --        57.15%
       Highest contract charge 0.00% Service Class 2      $168.44         --              --          --        57.15%
       All contract charges                                    --         35         $ 5,964        0.42%          --
2008   Lowest contract charge 0.00% Service Class 2       $107.18         --              --          --       (51.28)%
       Highest contract charge 0.00% Service Class 2      $107.18         --              --          --       (51.28)%
       All contract charges                                    --         25         $ 2,697        0.48%          --
2007   Lowest contract charge 0.00% Service Class 2       $220.01         --              --          --         5.44%
       Highest contract charge 0.00% Service Class 2      $220.01         --              --          --         5.44%
       All contract charges                                    --         38         $ 8,359        6.13%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------------
                                                          UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                          VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                         ------- ----------------- ---------- -------------- ---------
FRANKLIN RISING DIVIDENDS SECURITIES FUND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class 2 (x)          $114.98         --              --          --         6.00%
       Highest contract charge 0.90% Class 2 (x)         $113.23         --              --          --         5.05%
       All contract charges                                   --        171         $19,522        1.42%          --
2010   Lowest contract charge 0.00% Class 2 (x)          $108.47         --              --          --        17.18%
       Highest contract charge 0.90% Class 2 (x)         $107.79         --              --          --        16.53%
       All contract charges                                   --        161         $17,438        0.01%          --
FRANKLIN SMALL CAP VALUE SECURITIES FUND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class 2 (x)          $102.79         --              --          --        (3.76)%
       Highest contract charge 0.90% Class 2 (x)         $101.23         --              --          --        (4.63)%
       All contract charges                                   --         22         $ 1,980        0.74%          --
2010   Lowest contract charge 0.00% Class 2 (x)          $106.81         --              --          --        23.02%
       Highest contract charge 0.90% Class 2 (x)         $106.14         --              --          --        22.35%
       All contract charges                                   --          6         $   647          --           --
FRANKLIN STRATEGIC INCOME SECURITIES FUND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class 2 (x)          $107.95         --              --          --         2.58%
       Highest contract charge 0.90% Class 2 (x)         $106.31         --              --          --         1.65%
       All contract charges                                   --        103         $11,041        9.09%          --
2010   Lowest contract charge 0.00% Class 2 (x)          $105.24         --              --          --         8.14%
       Highest contract charge 0.90% Class 2 (x)         $104.58         --              --          --         7.54%
       All contract charges                                   --         43         $ 4,514        0.13%          --
GOLDMAN SACHS VIT MID CAP VALUE FUND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Service Shares (x)   $101.32         --              --          --        (6.59)%
       Highest contract charge 0.90% Service Shares (x)  $ 99.78         --              --          --        (7.44)%
       All contract charges                                   --         49         $ 4,946        0.60%          --
2010   Lowest contract charge 0.00% Service Shares (x)   $108.47         --              --          --        23.60%
       Highest contract charge 0.90% Service Shares (x)  $107.80         --              --          --        22.93%
       All contract charges                                   --         34         $ 3,662        1.14%          --
INVESCO V.I. DIVIDEND GROWTH FUND (Y)
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Series II (ab)       $ 92.29         --              --          --        (7.89)%
       Highest contract charge 0.00% Series II (ab)      $ 92.29         --              --          --        (7.89)%
       All contract charges                                   --          4         $   103          --           --
INVESCO V.I. GLOBAL REAL ESTATE FUND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Series II (x)        $104.03         --              --          --        (6.72)%
       Highest contract charge 0.90% Series II (x)       $102.45         --              --          --        (7.57)%
       All contract charges                                   --         76         $ 7,532        4.49%          --
2010   Lowest contract charge 0.00% Series II (x)        $111.53         --              --          --        24.88%
       Highest contract charge 0.90% Series II (x)       $110.84         --              --          --        24.20%
       All contract charges                                   --         34         $ 3,778        3.87%          --
INVESCO V.I. INTERNATIONAL GROWTH FUND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Series II (x)        $102.69         --              --          --        (6.99)%
       Highest contract charge 0.90% Series II (x)       $101.13         --              --          --        (7.83)%
       All contract charges                                   --        129         $12,157        0.97%          --
2010   Lowest contract charge 0.00% Series II (x)        $110.41         --              --          --        25.38%
       Highest contract charge 0.90% Series II (x)       $109.72         --              --          --        24.70%
       All contract charges                                   --         62         $ 6,575        0.84%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                        UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                        VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                       ------- ----------------- ---------- -------------- ---------
INVESCO V.I. MID CAP CORE EQUITY FUND
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Series II (x)       $ 98.30         --              --          --        (6.51)%
      Highest contract charge 0.90% Series II (x)      $ 96.81         --              --          --        (7.34)%
      All contract charges                                  --         25         $ 2,430        0.12%          --
2010  Lowest contract charge 0.00% Series II (x)       $105.14         --              --          --        16.03%
      Highest contract charge 0.90% Series II (x)      $104.48         --              --          --        15.40%
      All contract charges                                  --          9         $   982        0.19%          --
INVESCO V.I. SMALL CAP EQUITY FUND
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Series II (x)       $108.41         --              --          --        (0.99)%
      Highest contract charge 0.90% Series II (x)      $106.77         --              --          --        (1.87)%
      All contract charges                                  --         28         $ 2,701          --           --
2010  Lowest contract charge 0.00% Series II (x)       $109.49         --              --          --        23.63%
      Highest contract charge 0.90% Series II (x)      $108.80         --              --          --        22.96%
      All contract charges                                  --          5         $   374          --           --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES
      Unit Value 0.00% to 0.00%*
2011  Lowest contract charge 0.00% Common Shares (x)   $101.99         --              --          --        (4.68)%
      Highest contract charge 0.00% Common Shares (x)  $101.99         --              --          --        (4.68)%
      All contract charges                                  --         36         $ 1,525        1.21%          --
2010  Lowest contract charge 0.00% Common Shares (x)   $107.00         --              --          --        23.46%
      Highest contract charge 0.00% Common Shares (x)  $107.00         --              --          --        23.46%
      All contract charges                                  --         19         $ 1,165          --           --
IVY FUNDS VIP ENERGY
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Common Shares (x)   $104.08         --              --          --        (9.08)%
      Highest contract charge 0.90% Common Shares (x)  $102.50         --              --          --        (9.90)%
      All contract charges                                  --         89         $ 7,655          --           --
2010  Lowest contract charge 0.00% Common Shares (x)   $114.48         --              --          --        38.18%
      Highest contract charge 0.90% Common Shares (x)  $113.76         --              --          --        37.43%
      All contract charges                                  --         19         $ 1,263          --           --
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Common Shares (x)   $115.13         --              --          --        (0.56)%
      Highest contract charge 0.90% Common Shares (x)  $113.39         --              --          --        (1.45)%
      All contract charges                                  --        101         $10,980        3.11%          --
2010  Lowest contract charge 0.00% Common Shares (x)   $115.78         --              --          --        29.49%
      Highest contract charge 0.90% Common Shares (x)  $115.06         --              --          --        28.79%
      All contract charges                                  --         38         $ 3,775          --           --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY
      Unit Value 0.00% to 0.00%*
2011  Lowest contract charge 0.00% Common Shares (x)   $ 99.70         --              --          --        (5.77)%
      Highest contract charge 0.00% Common Shares (x)  $ 99.70         --              --          --        (5.77)%
      All contract charges                                  --         48         $ 4,353        3.40%          --
2010  Lowest contract charge 0.00% Common Shares (x)   $105.81         --              --          --        18.82%
      Highest contract charge 0.00% Common Shares (x)  $105.81         --              --          --        18.82%
      All contract charges                                  --         37         $ 3,754          --           --
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Common Shares (x)   $101.49         --              --          --       (10.61)%
      Highest contract charge 0.90% Common Shares (x)  $ 99.95         --              --          --       (11.41)%
      All contract charges                                  --         43         $ 4,084        0.84%          --
2010  Lowest contract charge 0.00% Common Shares (x)   $113.53         --              --          --        27.53%
      Highest contract charge 0.90% Common Shares (x)  $112.82         --              --          --        26.83%
      All contract charges                                  --         18         $ 1,854          --           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
                                                         UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                         VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                        ------- ----------------- ---------- -------------- ---------
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Service Shares (x)   $ 93.47         --               --         --       (18.04)%
      Highest contract charge 0.90% Service Shares (x)  $ 92.05         --               --         --       (18.77)%
      All contract charges                                   --        359         $ 32,646       2.12%          --
2010  Lowest contract charge 0.00% Service Shares (x)   $114.04         --               --         --        29.93%
      Highest contract charge 0.90% Service Shares (x)  $113.32         --               --         --        29.22%
      All contract charges                                   --        237         $ 25,870       2.57%          --
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Service Class (x)    $104.96         --               --         --        (1.78)%
      Highest contract charge 0.90% Service Class (x)   $103.36         --               --         --        (2.67)%
      All contract charges                                   --        240         $ 23,500       1.11%          --
2010  Lowest contract charge 0.00% Service Class (x)    $106.86         --               --         --        21.59%
      Highest contract charge 0.90% Service Class (x)   $106.19         --               --         --        20.93%
      All contract charges                                   --        210         $ 21,007         --           --
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Service Class (x)    $106.19         --               --         --         0.37%
      Highest contract charge 0.90% Service Class (x)   $104.58         --               --         --        (0.53)%
      All contract charges                                   --          7         $    819       0.27%          --
2010  Lowest contract charge 0.00% Service Class (x)    $105.80         --               --         --        17.98%
      Highest contract charge 0.90% Service Class (x)   $105.14         --               --         --        17.34%
      All contract charges                                   --          5         $    570         --           --
MFS(R) INVESTORS TRUST SERIES
      Unit Value 0.00% to 0.60%*
2011  Lowest contract charge 0.00% Service Class (x)    $100.25         --               --         --        (2.41)%
      Highest contract charge 0.60% Service Class (x)   $ 99.23         --               --         --        (3.00)%
      All contract charges                                   --          2         $    193       0.80%          --
2010  Lowest contract charge 0.00% Service Class (x)    $102.73         --               --         --        16.59%
      Highest contract charge 0.90% Service Class (x)   $102.09         --               --         --        15.96%
      All contract charges                                   --          1         $     66         --           --
MFS(R) UTILITIES SERIES
      Unit Value 0.00% to 0.00%*
2011  Lowest contract charge 0.00% Service Class (x)    $118.63         --               --         --         6.51%
      Highest contract charge 0.00% Service Class (x)   $118.63         --               --         --         6.51%
      All contract charges                                   --         19         $    700       3.74%          --
2010  Lowest contract charge 0.00% Service Class (x)    $111.38         --               --         --        24.51%
      Highest contract charge 0.00% Service Class (x)   $111.38         --               --         --        24.51%
      All contract charges                                   --          1         $    112         --           --
MULTIMANAGER AGGRESSIVE EQUITY (Q) (W)
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Class A              $160.75         --               --         --        (6.05)%
      Highest contract charge 0.90% Class A             $167.18         --               --         --        (6.89)%
      All contract charges                                   --        764         $303,259       0.15%          --
2010  Lowest contract charge 0.00% Class A              $171.10         --               --         --        17.91%
      Highest contract charge 0.90% Class A             $179.55         --               --         --        16.85%
      All contract charges                                   --        870         $363,738       0.86%
2009  Lowest contract charge 0.00% Class A              $145.11         --               --         --        37.61%
      Highest contract charge 0.90% Class A             $153.66         --               --         --        36.37%
      All contract charges                                   --        901         $331,262       0.39%          --
2008  Lowest contract charge 0.00% Class A              $105.45         --               --         --       (46.54)%
      Highest contract charge 0.90% Class A             $112.68         --               --         --       (47.02)%
      All contract charges                                   --        870         $249,801       0.50%          --
2007  Lowest contract charge 0.00% Class A              $197.25         --               --         --        11.66%
      Highest contract charge 0.90% Class A             $212.70         --               --         --        10.65%
      All contract charges                                   --        950         $516,296       0.10%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                             ------- ----------------- ---------- -------------- ---------
MULTIMANAGER AGGRESSIVE EQUITY (Q) (W)
      Unit Value 0.00% to 0.60%*
2011  Lowest contract charge 0.00% Class B   $ 81.90         --              --          --        (6.28)%
      Highest contract charge 0.60% Class B  $ 76.23         --              --          --        (6.83)%
      All contract charges                        --        259         $20,033        0.15%          --
2010  Lowest contract charge 0.00% Class B   $ 87.39         --              --          --        17.61%
      Highest contract charge 0.90% Class B  $ 78.80         --              --          --        16.56%
      All contract charges                        --        283         $23,448        0.86%          --
2009  Lowest contract charge 0.00% Class B   $ 74.30         --              --          --        37.27%
      Highest contract charge 0.90% Class B  $ 67.61         --              --          --        36.04%
      All contract charges                        --        261         $18,387        0.39%          --
2008  Lowest contract charge 0.00% Class B   $ 54.13         --              --          --       (46.68)%
      Highest contract charge 0.90% Class B  $ 49.70         --              --          --       (47.16)%
      All contract charges                        --        178         $ 9,141        0.50%          --
2007  Lowest contract charge 0.00% Class B   $101.51         --              --          --        11.38%
      Highest contract charge 0.90% Class B  $ 94.06         --              --          --        10.39%
      All contract charges                        --        186         $17,789        0.10%          --
MULTIMANAGER CORE BOND
      Unit Value 0.00% to 0.60%*
2011  Lowest contract charge 0.00% Class A   $158.35         --              --          --         6.08%
      Highest contract charge 0.60% Class A  $157.25         --              --          --         5.44%
      All contract charges                        --        170         $25,718        2.61%          --
2010  Lowest contract charge 0.00% Class A   $149.28         --              --          --         6.47%
      Highest contract charge 0.60% Class A  $149.14         --              --          --         5.83%
      All contract charges                        --        187         $26,807        2.84%          --
2009  Lowest contract charge 0.00% Class A   $140.21         --              --          --         8.58%
      Highest contract charge 0.60% Class A  $140.92         --              --          --         7.93%
      All contract charges                        --        184         $24,878        3.64%          --
2008  Lowest contract charge 0.00% Class A   $129.13         --              --          --         2.72%
      Highest contract charge 0.60% Class A  $130.57         --              --          --         2.11%
      All contract charges                        --        162         $20,806        4.96%          --
2007  Lowest contract charge 0.00% Class A   $125.71         --              --          --         6.53%
      Highest contract charge 0.60% Class A  $127.87         --              --          --         5.89%
      All contract charges                        --        157         $19,585        4.20%          --
MULTIMANAGER CORE BOND
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Class B   $163.14         --              --          --         5.81%
      Highest contract charge 0.90% Class B  $149.04         --              --          --         4.85%
      All contract charges                        --        414         $64,265        2.61%          --
2010  Lowest contract charge 0.00% Class B   $154.18         --              --          --         6.20%
      Highest contract charge 0.90% Class B  $142.14         --              --          --         5.25%
      All contract charges                        --        509         $75,116        2.84%          --
2009  Lowest contract charge 0.00% Class B   $145.18         --              --          --         8.32%
      Highest contract charge 0.90% Class B  $135.05         --              --          --         7.33%
      All contract charges                        --        582         $81,363        3.64%          --
2008  Lowest contract charge 0.00% Class B   $134.03         --              --          --         2.46%
      Highest contract charge 0.90% Class B  $125.82         --              --          --         1.55%
      All contract charges                        --        479         $62,184        4.96%          --
2007  Lowest contract charge 0.00% Class B   $130.81         --              --          --         6.26%
      Highest contract charge 0.90% Class B  $123.90         --              --          --         5.29%
      All contract charges                        --        459         $58,320        4.20%          --
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 0.00% to 0.60%*
2011  Lowest contract charge 0.00% Class A   $169.26         --              --          --       (17.78)%
      Highest contract charge 0.60% Class A  $120.32         --              --          --       (18.27)%
      All contract charges                        --         67         $11,163        1.66%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                 YEARS ENDED DECEMBER 31,
                                               -----------------------------------------------------------
                                                UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                               ------- ----------------- ---------- -------------- ---------
MULTIMANAGER INTERNATIONAL EQUITY (CONTINUED)
2010   Lowest contract charge 0.00% Class A    $205.86         --              --          --         7.22%
       Highest contract charge 0.60% Class A   $147.22         --              --          --         6.58%
       All contract charges                         --         70         $14,070        2.99%          --
2009   Lowest contract charge 0.00% Class A    $191.99         --              --          --        30.24%
       Highest contract charge 0.60% Class A   $138.13         --              --          --        29.45%
       All contract charges                         --         76         $14,392        1.68%          --
2008   Lowest contract charge 0.00% Class A    $147.41         --              --          --       (47.10)%
       Highest contract charge 0.60% Class A   $106.70         --              --          --       (47.42)%
       All contract charges                         --         76         $11,041        1.63%          --
2007   Lowest contract charge 0.00% Class A    $278.66         --              --          --        12.71%
       Highest contract charge 0.60% Class A   $202.92         --              --          --        12.04%
       All contract charges                         --         71         $19,542        0.78%          --
MULTIMANAGER INTERNATIONAL EQUITY
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B    $158.89         --              --          --       (17.98)%
       Highest contract charge 0.90% Class B   $112.00         --              --          --       (18.72)%
       All contract charges                         --        229         $27,589        1.66%          --
2010   Lowest contract charge 0.00% Class B    $193.73         --              --          --         6.96%
       Highest contract charge 0.90% Class B   $137.79         --              --          --         5.99%
       All contract charges                         --        259         $37,993        2.99%          --
2009   Lowest contract charge 0.00% Class B    $181.13         --              --          --        29.92%
       Highest contract charge 0.90% Class B   $130.00         --              --          --        28.75%
       All contract charges                         --        294         $40,174        1.68%          --
2008   Lowest contract charge 0.00% Class B    $139.42         --              --          --       (47.23)%
       Highest contract charge 0.90% Class B   $100.97         --              --          --       (47.71)%
       All contract charges                         --        313         $32,917        1.63%          --
2007   Lowest contract charge 0.00% Class B    $264.21         --              --          --        12.43%
       Highest contract charge 0.90% Class B   $193.09         --              --          --        11.41%
       All contract charges                         --        326         $65,021        0.78%          --
MULTIMANAGER LARGE CAP CORE EQUITY
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class A    $160.15         --              --          --        (7.12)%
       Highest contract charge 0.60% Class A   $111.54         --              --          --        (7.68)%
       All contract charges                         --         20         $ 3,235        0.43%          --
2010   Lowest contract charge 0.00% Class A    $172.43         --              --          --        11.82%
       Highest contract charge 0.60% Class A   $120.82         --              --          --        11.15%
       All contract charges                         --         21         $ 3,622        0.40%          --
2009   Lowest contract charge 0.00% Class A    $154.20         --              --          --        32.84%
       Highest contract charge 0.60% Class A   $108.70         --              --          --        32.04%
       All contract charges                         --         23         $ 3,543        1.60%          --
2008   Lowest contract charge 0.00% Class A    $116.08         --              --          --       (39.38)%
       Highest contract charge 0.60% Class A   $ 82.32         --              --          --       (39.75)%
       All contract charges                         --         23         $ 2,622        0.63%          --
2007   Lowest contract charge 0.00% Class A    $191.50         --              --          --         5.27%
       Highest contract charge 0.60% Class A   $136.63         --              --          --         4.63%
       All contract charges                         --         22         $ 4,107        0.55%          --
MULTIMANAGER LARGE CAP CORE EQUITY
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B    $142.67         --              --          --        (7.35)%
       Highest contract charge 0.90% Class B   $104.81         --              --          --        (8.19)%
       All contract charges                         --         40         $ 4,642        0.43%          --
2010   Lowest contract charge 0.00% Class B    $153.99         --              --          --        11.54%
       Highest contract charge 0.90% Class B   $114.16         --              --          --        10.54%
       All contract charges                         --         40         $ 5,027        0.40%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------
                                                 UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                ------- ----------------- ---------- -------------- ---------
MULTIMANAGER LARGE CAP CORE EQUITY (CONTINUED)
2009    Lowest contract charge 0.00% Class B    $138.05         --              --          --        32.51%
        Highest contract charge 0.90% Class B   $103.27         --              --          --        31.32%
        All contract charges                         --         36         $ 3,992        1.60%          --
2008    Lowest contract charge 0.00% Class B    $104.18         --              --          --       (39.54)%
        Highest contract charge 0.90% Class B   $ 78.64         --              --          --       (40.08)%
        All contract charges                         --         37         $ 3,035        0.63%          --
2007    Lowest contract charge 0.00% Class B    $172.31         --              --          --         5.00%
        Highest contract charge 0.90% Class B   $131.25         --              --          --         4.05%
        All contract charges                         --         42         $ 5,631        0.55%          --
MULTIMANAGER LARGE CAP VALUE
        Unit Value 0.00% to 0.60%*
2011    Lowest contract charge 0.00% Class A    $175.62         --              --          --        (5.29)%
        Highest contract charge 0.60% Class A   $125.29         --              --          --        (5.85)%
        All contract charges                         --         53         $ 9,069        1.05%          --
2010    Lowest contract charge 0.00% Class A    $185.43         --              --          --        13.44%
        Highest contract charge 0.60% Class A   $133.08         --              --          --        12.76%
        All contract charges                         --         60         $10,690        0.93%
2009    Lowest contract charge 0.00% Class A    $163.46         --              --          --        23.16%
        Highest contract charge 0.60% Class A   $118.02         --              --          --        22.43%
        All contract charges                         --         63         $ 9,918        1.92%          --
2008    Lowest contract charge 0.00% Class A    $132.72         --              --          --       (37.29)%
        Highest contract charge 0.60% Class A   $ 96.40         --              --          --       (37.67)%
        All contract charges                         --         63         $ 8,190        1.56%          --
2007    Lowest contract charge 0.00% Class A    $211.64         --              --          --         3.90%
        Highest contract charge 0.60% Class A   $154.66         --              --          --         3.27%
        All contract charges                         --         56         $11,584        1.24%          --
MULTIMANAGER LARGE CAP VALUE
        Unit Value 0.00% to 0.90%*
2011    Lowest contract charge 0.00% Class B    $158.87         --              --          --        (5.52)%
        Highest contract charge 0.90% Class B   $119.52         --              --          --        (6.37)%
        All contract charges                         --        141         $18,213        1.05%          --
2010    Lowest contract charge 0.00% Class B    $168.15         --              --          --        13.15%
        Highest contract charge 0.90% Class B   $127.65         --              --          --        12.14%
        All contract charges                         --        170         $23,298        0.93%          --
2009    Lowest contract charge 0.00% Class B    $148.60         --              --          --        22.85%
        Highest contract charge 0.90% Class B   $113.84         --              --          --        21.75%
        All contract charges                         --        203         $24,443        1.92%          --
2008    Lowest contract charge 0.00% Class B    $120.96         --              --          --       (37.45)%
        Highest contract charge 0.90% Class B   $ 93.50         --              --          --       (38.01)%
        All contract charges                         --        228         $22,209        1.56%          --
2007    Lowest contract charge 0.00% Class B    $193.37         --              --          --         3.64%
        Highest contract charge 0.90% Class B   $150.84         --              --          --         2.70%
        All contract charges                         --        201         $31,371        1.24%          --
MULTIMANAGER MID CAP GROWTH
        Unit Value 0.00% to 0.60%*
2011    Lowest contract charge 0.00% Class A    $214.65         --              --          --        (7.65)%
        Highest contract charge 0.60% Class A   $123.55         --              --          --        (8.21)%
        All contract charges                         --         43         $ 9,091          --           --
2010    Lowest contract charge 0.00% Class A    $232.43         --              --          --        27.20%
        Highest contract charge 0.60% Class A   $134.60         --              --          --        26.44%
        All contract charges                         --         47         $10,811          --           --
2009    Lowest contract charge 0.00% Class A    $182.73         --              --          --        42.13%
        Highest contract charge 0.60% Class A   $106.45         --              --          --        41.28%
        All contract charges                         --         52         $ 9,201          --           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------------------------------------
                                               UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                              ------- ----------------- ---------- -------------- ---------
MULTIMANAGER MID CAP GROWTH (CONTINUED)
2008   Lowest contract charge 0.00% Class A   $128.57         --              --          --       (43.44)%
       Highest contract charge 0.60% Class A  $ 75.35         --              --          --       (43.78)%
       All contract charges                        --         51         $ 6,494          --           --
2007   Lowest contract charge 0.00% Class A   $227.31         --              --          --        12.19%
       Highest contract charge 0.60% Class A  $134.03         --              --          --        11.51%
       All contract charges                        --         51         $11,417          --           --
MULTIMANAGER MID CAP GROWTH
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B   $189.57         --              --          --        (7.88)%
       Highest contract charge 0.90% Class B  $111.81         --              --          --        (8.71)%
       All contract charges                        --        133         $16,020          --           --
2010   Lowest contract charge 0.00% Class B   $205.79         --              --          --        26.88%
       Highest contract charge 0.90% Class B  $122.48         --              --          --        25.74%
       All contract charges                        --        153         $19,965          --           --
2009   Lowest contract charge 0.00% Class B   $162.19         --              --          --        41.78%
       Highest contract charge 0.90% Class B  $ 97.40         --              --          --        40.49%
       All contract charges                        --        167         $17,174          --           --
2008   Lowest contract charge 0.00% Class B   $114.40         --              --          --       (43.58)%
       Highest contract charge 0.90% Class B  $ 69.33         --              --          --       (44.08)%
       All contract charges                        --        180         $13,058          --           --
2007   Lowest contract charge 0.00% Class B   $202.77         --              --          --        11.91%
       Highest contract charge 0.90% Class B  $123.99         --              --          --        10.89%
       All contract charges                        --        194         $24,950          --           --
MULTIMANAGER MID CAP VALUE
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class A   $227.83         --              --          --       (13.11)%
       Highest contract charge 0.60% Class A  $142.45         --              --          --       (13.63)%
       All contract charges                        --         52         $ 9,552        0.06%          --
2010   Lowest contract charge 0.00% Class A   $262.21         --              --          --        25.23%
       Highest contract charge 0.60% Class A  $164.93         --              --          --        24.48%
       All contract charges                        --         54         $11,972        0.80%          --
2009   Lowest contract charge 0.00% Class A   $209.39         --              --          --        44.72%
       Highest contract charge 0.60% Class A  $132.50         --              --          --        43.86%
       All contract charges                        --         51         $ 9,941        3.12%          --
2008   Lowest contract charge 0.00% Class A   $144.68         --              --          --       (35.81)%
       Highest contract charge 0.60% Class A  $ 92.10         --              --          --       (36.20)%
       All contract charges                        --         51         $ 7,026        0.49%          --
2007   Lowest contract charge 0.00% Class A   $225.38         --              --          --         0.34%
       Highest contract charge 0.60% Class A  $144.35         --              --          --        (0.26)%
       All contract charges                        --         44         $ 9,523          --           --
MULTIMANAGER MID CAP VALUE
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B   $149.25         --              --          --       (13.33)%
       Highest contract charge 0.90% Class B  $136.35         --              --          --       (14.11)%
       All contract charges                        --        238         $33,687        0.06%          --
2010   Lowest contract charge 0.00% Class B   $172.21         --              --          --        24.91%
       Highest contract charge 0.90% Class B  $158.75         --              --          --        23.79%
       All contract charges                        --        291         $47,906        0.80%          --
2009   Lowest contract charge 0.00% Class B   $137.87         --              --          --        44.36%
       Highest contract charge 0.90% Class B  $128.24         --              --          --        43.06%
       All contract charges                        --        317         $42,070        3.12%          --
2008   Lowest contract charge 0.00% Class B   $ 95.50         --              --          --       (35.97)%
       Highest contract charge 0.90% Class B  $ 89.64         --              --          --       (36.55)%
       All contract charges                        --        331         $30,500        0.49%          --
2007   Lowest contract charge 0.00% Class B   $149.14         --              --          --         0.09%
       Highest contract charge 0.90% Class B  $141.27         --              --          --        (0.81)%
       All contract charges                        --        362         $52,202          --           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                   VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ------- ----------------- ---------- -------------- ---------
MULTIMANAGER MULTI-SECTOR BOND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class A       $214.82         --               --         --         5.33%
       Highest contract charge 0.90% Class A      $219.78         --               --         --         4.39%
       All contract charges                            --        335         $ 94,119       3.87%          --
2010   Lowest contract charge 0.00% Class A       $203.94         --               --         --         6.89%
       Highest contract charge 0.90% Class A      $210.54         --               --         --         5.93%
       All contract charges                            --        413         $108,715       2.75%          --
2009   Lowest contract charge 0.00% Class A       $190.79         --               --         --         9.92%
       Highest contract charge 0.90% Class A      $198.75         --               --         --         8.93%
       All contract charges                            --        464         $115,385       4.64%          --
2008   Lowest contract charge 0.00% Class A       $173.57         --               --         --       (23.31)%
       Highest contract charge 0.90% Class A      $182.46         --               --         --       (24.00)%
       All contract charges                            --        503         $116,460       9.53%          --
2007   Lowest contract charge 0.00% Class A       $226.34         --               --         --         3.39%
       Highest contract charge 0.90% Class A      $240.09         --               --         --         2.46%
       All contract charges                            --        537         $164,892       7.42%          --
MULTIMANAGER MULTI-SECTOR BOND
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class B       $129.77         --               --         --         5.08%
       Highest contract charge 0.60% Class B      $103.85         --               --         --         4.45%
       All contract charges                            --        160         $ 17,351       3.87%          --
2010   Lowest contract charge 0.00% Class B       $123.50         --               --         --         6.63%
       Highest contract charge 0.90% Class B      $ 95.76         --               --         --         5.67%
       All contract charges                            --        171         $ 17,687       2.75%          --
2009   Lowest contract charge 0.00% Class B       $115.82         --               --         --         9.65%
       Highest contract charge 0.90% Class B      $ 90.62         --               --         --         8.66%
       All contract charges                            --        171         $ 16,486       4.64%          --
2008   Lowest contract charge 0.00% Class B       $105.63         --               --         --       (23.51)%
       Highest contract charge 0.90% Class B      $ 83.40         --               --         --       (24.19)%
       All contract charges                            --        187         $ 16,482       9.53%          --
2007   Lowest contract charge 0.00% Class B       $138.09         --               --         --         3.14%
       Highest contract charge 0.90% Class B      $110.01         --               --         --         2.20%
       All contract charges                            --        222         $ 25,669       7.42%          --
MULTIMANAGER SMALL CAP GROWTH (F)
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class B       $118.32         --               --         --       (15.68)%
       Highest contract charge 0.90% Class B (c)  $ 77.38         --               --         --       (16.45)%
       All contract charges                            --         68         $  7,065         --           --
2010   Lowest contract charge 0.00% Class B       $140.33         --               --         --        27.65%
       Highest contract charge 0.90% Class B (c)  $ 92.61         --               --         --        26.51%
       All contract charges                            --         70         $  8,519         --           --
2009   Lowest contract charge 0.00% Class B       $109.93         --               --         --        34.54%
       Highest contract charge 0.90% Class B (c)  $ 73.21         --               --         --        33.32%
       All contract charges                            --         69         $  6,549         --           --
2008   Lowest contract charge 0.00% Class B       $ 81.71         --               --         --       (42.11)%
       Highest contract charge 0.90% Class B (c)  $ 54.91         --               --         --       (42.63)%
       All contract charges                            --         48         $  3,506         --           --
2007   Lowest contract charge 0.00% Class B       $141.15         --               --         --         3.68%
       Highest contract charge 0.90% Class B (c)  $ 95.72         --               --         --        (4.28)%
       All contract charges                            --         35         $  4,611         --           --
MULTIMANAGER SMALL CAP VALUE
       Unit Value 0.00% to 0.60%*
2011   Lowest contract charge 0.00% Class A       $175.84         --               --         --        (8.79)%
       Highest contract charge 0.60% Class A      $167.33         --               --         --        (9.34)%
       All contract charges                            --         65         $ 11,397       0.16%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                             ------- ----------------- ---------- -------------- ---------
MULTIMANAGER SMALL CAP VALUE (CONTINUED)
2010  Lowest contract charge 0.00% Class A   $192.78         --              --          --        24.82%
      Highest contract charge 0.60% Class A  $184.56         --              --          --        24.07%
      All contract charges                        --         70         $13,507        0.26%          --
2009  Lowest contract charge 0.00% Class A   $154.45         --              --          --        26.73%
      Highest contract charge 0.60% Class A  $148.76         --              --          --        25.97%
      All contract charges                        --         74         $11,427        1.14%          --
2008  Lowest contract charge 0.00% Class A   $121.87         --              --          --       (37.71)%
      Highest contract charge 0.60% Class A  $118.09         --              --          --       (38.08)%
      All contract charges                        --         73         $ 8,899        0.31%          --
2007  Lowest contract charge 0.00% Class A   $195.65         --              --          --        (9.59)%
      Highest contract charge 0.60% Class A  $190.72         --              --          --       (10.14)%
      All contract charges                        --         74         $14,269        0.38%          --
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Class B   $184.48         --              --          --        (9.02)%
      Highest contract charge 0.90% Class B  $164.59         --              --          --        (9.83)%
      All contract charges                        --         80         $13,785        0.16%          --
2010  Lowest contract charge 0.00% Class B   $202.76         --              --          --        24.50%
      Highest contract charge 0.90% Class B  $182.54         --              --          --        23.39%
      All contract charges                        --         94         $17,887        0.26%          --
2009  Lowest contract charge 0.00% Class B   $162.86         --              --          --        26.42%
      Highest contract charge 0.90% Class B  $147.95         --              --          --        25.28%
      All contract charges                        --        108         $16,637        1.14%          --
2008  Lowest contract charge 0.00% Class B   $128.82         --              --          --       (37.86)%
      Highest contract charge 0.90% Class B  $118.09         --              --          --       (38.43)%
      All contract charges                        --        125         $15,267        0.31%          --
2007  Lowest contract charge 0.00% Class B   $207.32         --              --          --        (9.84)%
      Highest contract charge 0.90% Class B  $191.79         --              --          --       (10.65)%
      All contract charges                        --        146         $28,898        0.38%          --
MULTIMANAGER TECHNOLOGY
      Unit Value 0.00% to 0.60%*
2011  Lowest contract charge 0.00% Class A   $251.38         --              --          --        (4.58)%
      Highest contract charge 0.60% Class A  $132.40         --              --          --        (5.14)%
      All contract charges                        --         51         $12,242          --           --
2010  Lowest contract charge 0.00% Class A   $263.44         --              --          --        18.00%
      Highest contract charge 0.60% Class A  $139.58         --              --          --        17.29%
      All contract charges                        --         51         $12,775          --           --
2009  Lowest contract charge 0.00% Class A   $223.26         --              --          --        58.84%
      Highest contract charge 0.60% Class A  $119.01         --              --          --        57.88%
      All contract charges                        --         55         $11,948          --           --
2008  Lowest contract charge 0.00% Class A   $140.56         --              --          --       (46.96)%
      Highest contract charge 0.60% Class A  $ 75.38         --              --          --       (47.28)%
      All contract charges                        --         51         $ 6,987          --           --
2007  Lowest contract charge 0.00% Class A   $265.01         --              --          --        18.55%
      Highest contract charge 0.60% Class A  $142.97         --              --          --        17.83%
      All contract charges                        --         47         $12,183          --           --
MULTIMANAGER TECHNOLOGY
      Unit Value 0.00% to 0.90%*
2011  Lowest contract charge 0.00% Class B   $204.36         --              --          --        (4.82)%
      Highest contract charge 0.90% Class B  $115.08         --              --          --        (5.67)%
      All contract charges                        --        465         $59,503          --           --
2010  Lowest contract charge 0.00% Class B   $214.70         --              --          --        17.70%
      Highest contract charge 0.90% Class B  $122.00         --              --          --        16.65%
      All contract charges                        --        502         $68,052          --           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                                   YEARS ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
                                                                  UNIT    UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                                  VALUE        (000S)         (000S)   INCOME RATIO** RETURN***
                                                                 -------  ----------------- ---------- -------------- ---------
MULTIMANAGER TECHNOLOGY (CONTINUED)
2009    Lowest contract charge 0.00% Class B                     $182.41          --              --          --        58.44%
        Highest contract charge 0.90% Class B                    $104.59          --              --          --        57.02%
        All contract charges                                          --         577         $68,071          --           --
2008    Lowest contract charge 0.00% Class B                     $115.13          --              --          --       (47.08)%
        Highest contract charge 0.90% Class B                    $ 66.61          --              --          --       (47.56)%
        All contract charges                                          --         551         $40,530          --           --
2007    Lowest contract charge 0.00% Class B                     $217.54          --              --          --        18.22%
        Highest contract charge 0.90% Class B                    $127.01          --              --          --        17.15%
        All contract charges                                          --         586         $81,155          --           --
MUTUAL SHARES SECURITIES FUND
        Unit Value 0.00% to 0.90%*
2011    Lowest contract charge 0.00% Class 2 (x)                 $101.93          --              --          --        (1.04)%
        Highest contract charge 0.90% Class 2 (x)                $100.38          --              --          --        (1.93)%
        All contract charges                                          --          83         $ 8,046        2.49%          --
2010    Lowest contract charge 0.00% Class 2 (x)                 $103.00          --              --          --        13.77%
        Highest contract charge 0.90% Class 2 (x)                $102.36          --              --          --        13.15%
        All contract charges                                          --          73         $ 7,154        0.60%          --
NATURAL RESOURCES PORTFOLIO
        Unit Value 0.00% to 0.00%*
2011    Lowest contract charge 0.00% Class II (k)                $ 81.10          --              --          --       (19.34)%
        Lowest contract charge 0.00% Class II (k)                $ 81.10          --              --          --       (19.34)%
        All contract charges                                          --         302         $24,330          --           --
2010    Lowest contract charge 0.00% Class II (k)                $100.55          --              --          --        27.48%
        Lowest contract charge 0.00% Class II (k)                $100.55          --              --          --        27.48%
        All contract charges                                          --         383         $38,117        0.07%          --
2009    Lowest contract charge 0.00% Class II (k)                $ 78.88          --              --          --        76.42%
        Lowest contract charge 0.00% Class II (k)                $ 78.88          --              --          --        76.42%
        All contract charges                                          --         367         $28,942        0.28%          --
2008    Lowest contract charge 0.00% Class II (k)                $ 44.71          --              --          --       (55.29)%
        Lowest contract charge 0.00% Class II (k)                $ 44.71          --              --          --       (55.29)%
        All contract charges                                          --         255         $11,418        0.22%          --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
        Unit Value 0.00% to 0.90%*
2011    Lowest contract charge 0.00% Advisor Share Class (x)     $114.84          --              --          --        (7.54)%
        Highest contract charge 0.90% Advisor Share Class (x)    $113.09          --              --          --        (8.38)%
        All contract charges                                          --          69         $ 7,846       14.44%          --
2010    Lowest contract charge 0.00% Advisor Share Class (x)     $124.21          --              --          --        35.40%
        Highest contract charge 0.90% Advisor Share Class (x)    $123.43          --              --          --        34.68%
        All contract charges                                          --          24         $ 2,992        9.67%          --
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO
        Unit Value 0.00% to 0.90%*
2011    Lowest contract charge 0.00% Advisor Share Class (x)     $117.29          --              --          --        11.57%
        Highest contract charge 0.90% Advisor Share Class (x)    $115.51          --              --          --        10.57%
        All contract charges                                          --         263         $26,875        1.76%          --
2010    Lowest contract charge 0.00% Advisor Share Class (x)     $105.13          --              --          --         3.84%
        Highest contract charge 0.90% Advisor Share Class (x)    $104.47          --              --          --         3.27%
        All contract charges                                          --         116         $ 9,350        2.45%          --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO
        Unit Value 0.00% to 0.90%*
2011    Lowest contract charge 0.00% Advisor Share Class (x)     $108.31          --              --          --         3.51%
        Highest contract charge 0.90% Advisor Share Class (x)    $106.66          --              --          --         2.58%
        All contract charges                                          --         532         $54,786        2.54%          --
2010    Lowest contract charge 0.00% Advisor Share Class (x)     $104.64          --              --          --         3.97%
        Highest contract charge 0.90% Advisor Share Class (x)    $103.98          --              --          --         3.40%
        All contract charges                                          --         367         $37,174        6.61%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                                   -----------------------------------------------------------
                                                    UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                    VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                   ------- ----------------- ---------- -------------- ---------
T. ROWE PRICE EQUITY INCOME PORTFOLIO - II
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class II (x)   $101.56        --               --          --        (1.01)%
       Highest contract charge 0.90% Class II (x)  $100.02        --               --          --        (1.90)%
       All contract charges                             --        93           $9,413        1.61%          --
2010   Lowest contract charge 0.00% Class II (x)   $102.60        --               --          --        16.44%
       Highest contract charge 0.90% Class II (x)  $101.96        --               --          --        15.80%
       All contract charges                             --        52           $5,337        1.91%          --
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class II (x)   $117.58        --               --          --        10.38%
       Highest contract charge 0.00% Class II (x)  $117.58        --               --          --        10.38%
       All contract charges                             --        23           $2,213          --           --
2010   Lowest contract charge 0.00% Class II (x)   $106.52        --               --          --        18.99%
       Highest contract charge 0.00% Class II (x)  $106.52        --               --          --        18.99%
       All contract charges                             --         7           $  769          --           --
TARGET 2015 ALLOCATION
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class B (k)    $104.99        --               --          --        (2.81)%
       Lowest contract charge 0.00% Class B (k)    $104.99        --               --          --        (2.81)%
       All contract charges                             --        30           $3,123        1.52%          --
2010   Lowest contract charge 0.00% Class B (k)    $108.03        --               --          --        10.73%
       Lowest contract charge 0.00% Class B (k)    $108.03        --               --          --        10.73%
       All contract charges                             --        58           $6,259        2.22%          --
2009   Lowest contract charge 0.00% Class B (k)    $ 97.56        --               --          --        20.30%
       Lowest contract charge 0.00% Class B (k)    $ 97.56        --               --          --        20.30%
       All contract charges                             --        37           $3,250        6.33%          --
2008   Lowest contract charge 0.00% Class B (k)    $ 81.10        --               --          --       (28.29)%
       Lowest contract charge 0.00% Class B (k)    $ 81.10        --               --          --       (28.29)%
       All contract charges                             --        11           $  878       13.10%          --
TARGET 2025 ALLOCATION
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class B (k)    $101.46        --               --          --        (3.91)%
       Lowest contract charge 0.00% Class B (k)    $101.46        --               --          --        (3.91)%
       All contract charges                             --        55           $5,145        1.44%          --
2010   Lowest contract charge 0.00% Class B (k)    $105.59        --               --          --        11.94%
       Lowest contract charge 0.00% Class B (k)    $105.59        --               --          --        11.94%
       All contract charges                             --        71           $7,295        3.51%          --
2009   Lowest contract charge 0.00% Class B (k)    $ 94.32        --               --          --        23.20%
       Lowest contract charge 0.00% Class B (k)    $ 94.32        --               --          --        23.20%
       All contract charges                             --        18           $1,631        5.94%          --
2008   Lowest contract charge 0.00% Class B (k)    $ 76.56        --               --          --       (32.44)%
       Lowest contract charge 0.00% Class B (k)    $ 76.56        --               --          --       (32.44)%
       All contract charges                             --         9           $  658       19.66%          --
TARGET 2035 ALLOCATION
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class B (k)    $ 99.35        --               --          --        (4.64)%
       Lowest contract charge 0.00% Class B (k)    $ 99.35        --               --          --        (4.64)%
       All contract charges                             --        76           $7,180        1.43%          --
2010   Lowest contract charge 0.00% Class B (k)    $104.18        --               --          --        12.73%
       Lowest contract charge 0.00% Class B (k)    $104.18        --               --          --        12.73%
       All contract charges                             --        65           $6,616        3.41%          --
2009   Lowest contract charge 0.00% Class B (k)    $ 92.42        --               --          --        25.56%
       Lowest contract charge 0.00% Class B (k)    $ 92.42        --               --          --        25.56%
       All contract charges                             --        14           $1,281        6.51%          --
2008   Lowest contract charge 0.00% Class B (k)    $ 73.61        --               --          --       (35.40)%
       Lowest contract charge 0.00% Class B (k)    $ 73.61        --               --          --       (35.40)%
       All contract charges                             --         1           $   97        8.24%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                            -----------------------------------------------------------
                                                             UNIT   UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                             VALUE       (000S)         (000S)   INCOME RATIO** RETURN***
                                                            ------- ----------------- ---------- -------------- ---------
TARGET 2045 ALLOCATION
       Unit Value 0.00% to 0.00%*
2011   Lowest contract charge 0.00% Class B (k)             $ 96.35         --              --          --        (5.53)%
       Lowest contract charge 0.00% Class B (k)             $ 96.35         --              --          --        (5.53)%
       All contract charges                                      --         16         $ 1,148        1.10%          --
2010   Lowest contract charge 0.00% Class B (k)             $101.99         --              --          --        13.28%
       Lowest contract charge 0.00% Class B (k)             $101.99         --              --          --        13.28%
       All contract charges                                      --         14         $ 1,246        3.51%          --
2009   Lowest contract charge 0.00% Class B (k)             $ 90.03         --              --          --        27.76%
       Lowest contract charge 0.00% Class B (k)             $ 90.03         --              --          --        27.76%
       All contract charges                                      --          3         $   153        3.68%          --
2008   Lowest contract charge 0.00% Class B (k)             $ 70.47         --              --          --       (38.66)%
       Lowest contract charge 0.00% Class B (k)             $ 70.47         --              --          --       (38.66)%
       All contract charges                                      --         --         $     8          --           --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class 2 (x)             $ 95.62         --              --          --       (15.85)%
       Highest contract charge 0.90% Class 2 (x)            $ 94.17         --              --          --       (16.61)%
       All contract charges                                      --         79         $ 7,494        1.03%          --
2010   Lowest contract charge 0.00% Class 2 (x)             $113.63         --              --          --        34.35%
       Highest contract charge 0.90% Class 2 (x)            $112.93         --              --          --        33.61%
       All contract charges                                      --         38         $ 4,357        0.10%          --
TEMPLETON GLOBAL BOND SECURITIES FUND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class 2 (x)             $104.25         --              --          --        (0.87)%
       Highest contract charge 0.90% Class 2 (x)            $102.67         --              --          --        (1.76)%
       All contract charges                                      --        558         $56,997        5.42%          --
2010   Lowest contract charge 0.00% Class 2 (x)             $105.16         --              --          --        11.61%
       Highest contract charge 0.90% Class 2 (x)            $104.51         --              --          --        11.00%
       All contract charges                                      --        165         $17,145        0.05%          --
TEMPLETON GROWTH SECURITIES FUND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class 2 (x)             $ 97.10         --              --          --        (6.97)%
       Highest contract charge 0.90% Class 2 (x)            $ 95.63         --              --          --        (7.81)%
       All contract charges                                      --         10         $ 1,008        1.34%          --
2010   Lowest contract charge 0.00% Class 2 (x)             $104.38         --              --          --        19.84%
       Highest contract charge 0.90% Class 2 (x)            $103.73         --              --          --        19.19%
       All contract charges                                      --          3         $   326          --           --
VAN ECK VIP GLOBAL HARD ASSETS FUND
       Unit Value 0.00% to 0.90%*
2011   Lowest contract charge 0.00% Class S (x)             $ 97.60         --              --          --       (16.69)%
       Highest contract charge 0.90% Class S (x)            $ 96.11         --              --          --       (17.45)%
       All contract charges                                      --        102         $ 9,923        0.63%          --
2010   Lowest contract charge 0.00% Class S (x)             $117.15         --              --          --        42.78%
       Highest contract charge 0.90% Class S (x)            $116.42         --              --          --        41.99%
       All contract charges                                      --         35         $ 4,065          --           --
VANGUARD VARIABLE INSURANCE FUND -- EQUITY INDEX PORTFOLIO
       Unit Value 0.60% to 0.60%*
2011   Lowest contract charge 0.60% Investor Share Class    $123.67         --              --          --         1.32%
       Highest contract charge 0.60% Investor Share Class   $123.67         --              --          --         1.32%
       All contract charges                                      --         29         $ 3,537        1.67%          --
2010   Lowest contract charge 0.60% Investor Share Class    $122.06         --              --          --        14.22%
       Highest contract charge 0.60% Investor Share Class   $122.06         --              --          --        14.22%
       All contract charges                                      --         51         $ 6,230        1.98%          --
2009   Lowest contract charge 0.60% Investor Share Class    $106.86         --              --          --        25.68%
       Highest contract charge 0.60% Investor Share Class   $106.86         --              --          --        25.68%
       All contract charges                                      --         48         $ 5,109        2.63%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Concluded)

                                                                                YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                               UNIT     UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                               VALUE         (000S)         (000S)   INCOME RATIO** RETURN***
                                                               -------  ----------------- ---------- -------------- ---------
VANGUARD VARIABLE INSURANCE FUND -- EQUITY INDEX PORTFOLIO (CONTINUED)
2008    Lowest contract charge 0.60% Investor Share Class     $ 85.02          --               --          --       (37.31)%
        Highest contract charge 0.60% Investor Share Class    $ 85.02          --               --          --       (37.31)%
        All contract charges                                       --          48           $4,107        5.70%          --
2007    Lowest contract charge 0.60% Investor Share Class     $135.63          --               --          --         4.75%
        Highest contract charge 0.60% Investor Share Class    $135.63          --               --          --         4.75%
        All contract charges                                       --          40           $5,476        1.41%          --

   ----------
  (a)Units were made available for sale on April 27, 2007.
  (b)Units were made available for sale on July 6, 2007.
  (c)Units were made available for sale on May 25, 2007.
  (d)A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
  (e)A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
  (f)A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
  (g)A substitution of EQ/Large Cap Value PLUS was made for Davis Value on August 17, 2007.
  (h)A substitution of EQ/Morgan Stanley Mid Cap Growth was made for MFS Mid Cap Growth on August 17, 2007.
  (i)A substitution of EQ/JPMorgan Core Bond was made for PIMCO Total Return on August 17, 2007.
  (j)A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
  (k)Units were made available for sale on May 1, 2008.
  (l)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
  (m)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (n)EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
  (o)EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
  (p)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
  (q)Multimanager Aggressive Equity replaced Multimanger Health Care due to a fund merger on September 18, 2009.
  (r)EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
  (s)EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
  (t)Units were made available for sale on May 1, 2009.
  (u)Units were made available for sale on September 11, 2009.
  (v)Units were made available for sale on September 18, 2009.
  (w)Multimanager Aggressive Equity replaced Multimanger Large Cap Growth due to a fund substitution on September 17, 2010.
  (x)Units were made available for sale on May 24, 2010.
  (y)Invesco V.I. Dividend Growth replaced Invesco V.I. Financial Services due to a fund merger on April 29, 2011.
  (z)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
 (aa)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
 (ab)Units were made available on May 2, 2011.
  * Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% annualized) consisting of mortality, risk, financial accounting and other expenses for each period indicated. The ratios included only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the underlying Portfolio have been excluded. The summary may not reflect the minimum and maximum Contract charges offered by the Company as Contractowners may not have selected all available and applicable Contract options.
  ** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the underlying Portfolio in which the Variable Investment Option invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

  Report of Independent Registered Public Accounting Firm................. F-1

  Consolidated Financial Statements:
    Consolidated Balance Sheets, December 31, 2011 and 2010............... F-2
    Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009.................................................. F-3
    Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009..................................... F-5
    Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-6
    Consolidated Statements of Cash Flows, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-7
    Notes to Consolidated Financial Statements............................ F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 8, 2012

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                                                                                        2011        2010
                                                                                     ----------  ----------
                                                                                          (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   31,992  $   29,057
 Mortgage loans on real estate......................................................      4,281       3,571
 Equity real estate, held for the production of income..............................         99         140
 Policy loans.......................................................................      3,542       3,581
 Other equity investments...........................................................      1,707       1,618
 Trading securities.................................................................        982         506
 Other invested assets..............................................................      2,340       1,413
                                                                                     ----------  ----------
   Total investments................................................................     44,943      39,886
Cash and cash equivalents...........................................................      3,227       2,155
Cash and securities segregated, at fair value.......................................      1,280       1,110
Broker-dealer related receivables...................................................      1,327       1,389
Deferred policy acquisition costs...................................................      4,653       8,383
Goodwill and other intangible assets, net...........................................      3,697       3,702
Amounts due from reinsurers.........................................................      3,542       3,252
Loans to affiliates.................................................................      1,041       1,045
Guaranteed minimum income benefit reinsurance asset, at fair value..................     10,547       4,606
Other assets........................................................................      5,340       5,614
Separate Accounts' assets...........................................................     86,419      92,014
                                                                                     ----------  ----------

TOTAL ASSETS........................................................................ $  166,016  $  163,156
                                                                                     ==========  ==========

LIABILITIES
Policyholders' account balances..................................................... $   26,033  $   24,654
Future policy benefits and other policyholders liabilities..........................     21,595      18,965
Broker-dealer related payables......................................................        466         369
Customers related payables..........................................................      1,889       1,770
Amounts due to reinsurers...........................................................         74          75
Short-term and long-term debt.......................................................        645         425
Loans from affiliates...............................................................      1,325       1,325
Income taxes payable................................................................      5,491       4,315
Other liabilities...................................................................      3,815       3,075
Separate Accounts' liabilities......................................................     86,419      92,014
                                                                                     ----------  ----------
   Total liabilities................................................................    147,752     146,987
                                                                                     ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 17 and 18)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding. $        2  $        2
 Capital in excess of par value.....................................................      5,743       5,593
 Retained earnings..................................................................     10,120       8,085
 Accumulated other comprehensive income (loss)......................................       (304)       (629)
                                                                                     ----------  ----------
   Total AXA Equitable's equity.....................................................     15,561      13,051
                                                                                     ----------  ----------
Noncontrolling interest.............................................................      2,703       3,118
                                                                                     ----------  ----------
   Total equity.....................................................................     18,264      16,169
                                                                                     ----------  ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  166,016  $  163,156
                                                                                     ==========  ==========


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            2011       2010      2009
                                                                         ---------  ---------  --------
                                                                                  (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $   3,312  $   3,067  $  2,918
Premiums................................................................       533        530       431
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     2,374       (284)   (3,079)
 Other investment income (loss).........................................     2,128      2,260     2,099
                                                                         ---------  ---------  --------
   Total net investment income (loss)...................................     4,502      1,976      (980)
                                                                         ---------  ---------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................       (36)      (300)     (169)
 Portion of loss recognized in other comprehensive income (loss)........         4         18         6
                                                                         ---------  ---------  --------
   Net impairment losses recognized.....................................       (32)      (282)     (163)
 Other investment gains (losses), net...................................       (15)        98       217
                                                                         ---------  ---------  --------
     Total investment gains (losses), net...............................       (47)      (184)       54
                                                                         ---------  ---------  --------
Commissions, fees and other income......................................     3,631      3,702     3,385
Increase (decrease) in the fair value of the reinsurance contract asset.     5,941      2,350    (2,566)
                                                                         ---------  ---------  --------
   Total revenues.......................................................    17,872     11,441     3,242
                                                                         ---------  ---------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................     4,360      3,082     1,298
Interest credited to policyholders' account balances....................       999        950     1,004
Compensation and benefits...............................................     2,206      1,953     1,859
Commissions.............................................................     1,195      1,044     1,033
Distribution related payments...........................................       303        287       234
Amortization of deferred sales commissions..............................        38         47        55
Interest expense........................................................       106        106       107
Amortization of deferred policy acquisition costs.......................     4,680        168       115
Capitalization of deferred policy acquisition costs.....................    (1,030)      (916)     (975)
Rent expense............................................................       250        244       258
Amortization of other intangible assets.................................        24         23        24
Other operating costs and expenses......................................     1,406      1,438     1,309
                                                                         ---------  ---------  --------
     Total benefits and other deductions................................    14,537      8,426     6,321
                                                                         ---------  ---------  --------


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                          2011       2010       2009
                                                                        --------  ---------  ----------
                                                                                 (IN MILLIONS)
Earnings (loss) from continuing operations, before income taxes........ $  3,335  $   3,015   $  (3,079)
Income tax (expense) benefit...........................................   (1,022)      (707)      1,272
                                                                        --------  ---------  ----------

Earnings (loss) from continuing operations, net of income taxes........    2,313      2,308      (1,807)
Earnings (loss) from discontinued operations, net of income taxes......       --         --           3
                                                                        --------  ---------  ----------

Net earnings (loss)....................................................    2,313      2,308      (1,804)
 Less: net (earnings) loss attributable to the noncontrolling interest.      101       (235)       (359)
                                                                        --------  ---------  ----------

Net Earnings (Loss) Attributable to AXA Equitable...................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

Amounts attributable to AXA Equitable:
 Earnings (loss) from continuing operations, net of income taxes....... $  2,414  $   2,073  $   (2,166)
 Earnings (loss) from discontinued operations, net of income taxes.....       --         --           3
                                                                        --------  ---------  ----------
Net Earnings (Loss).................................................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                  2011       2010       2009
                                                                               ---------  ---------  ---------
                                                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $   2,313  $   2,308  $  (1,804)
                                                                               ---------  ---------  ---------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......       378        440      1,331
 Defined benefit plans:
   Net gain (loss) arising during year........................................      (169)      (121)       (65)
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........        94         82         65
     Amortization of net prior service credit included in net periodic cost...         1         (1)        (3)
                                                                               ---------  ---------  ---------
       Other comprehensive income (loss)--defined benefit plans...............       (74)       (40)        (3)
                                                                               ---------  ---------  ---------

Total other comprehensive income (loss), net of income taxes..................       304        400      1,328
                                                                               ---------  ---------  ---------

Comprehensive income (loss)...................................................     2,617      2,708       (476)
                                                                               ---------  ---------  ---------

 Less: Comprehensive (income) loss attributable to noncontrolling interest....       122       (228)      (425)
                                                                               ---------  ---------  ---------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $   2,739  $   2,480  $    (901)
                                                                               =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                               2011       2010       2009
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,593      5,583      5,184
 Sale of AllianceBernstein Units to noncontrolling interest................        --         --        (54)
 Changes in capital in excess of par value.................................       150         10        453
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,743      5,593      5,583
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     8,085      6,312      8,413
 Net earnings (loss).......................................................     2,414      2,073     (2,163)
 Stockholder dividends.....................................................      (379)      (300)        --
 Impact of implementing new accounting guidance, net of taxes..............        --         --         62
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................    10,120      8,085      6,312
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (629)    (1,036)    (2,236)
 Impact of implementing new accounting guidance, net of taxes..............        --         --        (62)
 Other comprehensive income (loss).........................................       325        407      1,262
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................      (304)      (629)    (1,036)
                                                                            ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...............................    15,561     13,051     10,861
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     3,118      3,269      2,897
 Purchase of AllianceBernstein Units by noncontrolling interest............         1          5         --
 Purchase of AllianceBernstein Put.........................................        --         --        135
 Purchase of noncontrolling interest in consolidated entity................       (31)        (5)        --
 Repurchase of AllianceBernstein Holding units.............................      (140)      (148)        --
 Net earnings (loss) attributable to noncontrolling interest...............      (101)       235        359
 Dividends paid to noncontrolling interest.................................      (312)      (357)      (320)
 Other comprehensive income (loss) attributable to noncontrolling interest.       (21)        (7)        66
 Other changes in noncontrolling interest..................................       189        126        132
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,703      3,118      3,269
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  18,264  $  16,169  $  14,130
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                               2011       2010       2009
                                                                                            ---------  ---------  ---------
                                                                                                     (IN MILLIONS)
Net earnings (loss)........................................................................ $   2,313  $   2,308  $  (1,804)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................       999        950      1,004
 Universal life and investment-type product policy fee income..............................    (3,312)    (3,067)    (2,918)
 Net change in broker-dealer and customer related receivables/payables.....................       266        125     (1,353)
 (Income) loss related to derivative instruments...........................................    (2,374)       284      3,079
 Change in reinsurance recoverable with affiliate..........................................      (242)      (233)     1,486
 Investment (gains) losses, net............................................................        47        184        (54)
 Change in segregated cash and securities, net.............................................      (170)      (124)     1,587
 Change in deferred policy acquisition costs...............................................     3,650       (747)      (860)
 Change in future policy benefits..........................................................     2,110      1,136       (755)
 Change in income taxes payable............................................................       950        720     (1,223)
 Real estate asset write-off charge........................................................         5         26          3
 Change in the fair value of the reinsurance contract asset................................    (5,941)    (2,350)     2,566
 Amortization of deferred compensation.....................................................       418        178         88
 Amortization of deferred sales commission.................................................        38         47         55
 Amortization of reinsurance cost..........................................................       211        274        318
 Other depreciation and amortization.......................................................       146        161        156
 Amortization of other intangibles.........................................................        24         23         24
 Other, net................................................................................       (76)       111         18
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) operating activities........................................      (938)         6      1,417
                                                                                            ---------  ---------  ---------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........     3,435      2,753      2,058
 Sales of investments......................................................................     1,141      3,398      6,737
 Purchases of investments..................................................................    (7,970)    (7,068)    (8,995)
 Cash settlements related to derivative instruments........................................     1,429       (651)    (2,564)
 Change in short-term investments..........................................................        16        (53)       140
 Decrease in loans to affiliates...........................................................        --          3          1
 Increase in loans to affiliates...........................................................        --         --       (250)
 Investment in capitalized software, leasehold improvements and
 EDP equipment.............................................................................      (104)       (62)      (120)
 Other, net................................................................................        25        (25)         9
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) investing activities........................................    (2,028)    (1,705)    (2,984)
                                                                                            ---------  ---------  ---------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                         2011      2010       2009
                                                                       --------  --------  ---------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  4,461  $  3,187  $   3,395
   Withdrawals and transfers to Separate Accounts.....................     (821)     (483)    (2,161)
 Change in short-term financings......................................      220       (24)       (36)
 Change in collateralized pledged liabilities.........................      989      (270)       126
 Change in collateralized pledged assets..............................       99       533       (632)
 Capital contribution.................................................       --        --        439
 Shareholder dividends paid...........................................     (379)     (300)        --
 Repurchase of AllianceBernstein Holding units........................     (221)     (235)        --
 Distribution to noncontrolling interest in consolidated subsidiaries.     (312)     (357)      (320)
 Other, net...........................................................        2        11        145
                                                                       --------  --------  ---------

Net cash provided by (used in) financing activities...................    4,038     2,062        956
                                                                       --------  --------  ---------

Change in cash and cash equivalents...................................    1,072       363       (611)
Cash and cash equivalents, beginning of year..........................    2,155     1,792      2,403
                                                                       --------  --------  ---------

Cash and Cash Equivalents, End of Year................................ $  3,227  $  2,155  $   1,792
                                                                       ========  ========  =========

Supplemental cash flow information:
 Interest Paid........................................................ $     16  $     19  $      17
                                                                       ========  ========  =========
 Income Taxes (Refunded) Paid......................................... $     36  $    (27) $      44
                                                                       ========  ========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners, Inc. ("SCB Partners") at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

   On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in AllianceBernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

   At December 31, 2011 and 2010, the Company's economic interest in AllianceBernstein was 37.3% and 35.5%, respectively. At December 31, 2011 and 2010, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 64.6% and 61.4%.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2011 and 2010, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2011 and 2010, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2011 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2011, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $23 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2011," "2010" and "2009" refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

    . Consider the receivable impaired when calculating the allowance for credit losses; and

    . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In June 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning
   January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

   Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

   The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

   As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

   Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2011, 2010 and 2009 reflected increases of $4 million, $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income
   (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

   Future Adoption of New Accounting Pronouncements

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. Accordingly upon adoption, as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance, the December 31, 2011 balances related to DAC will be reduced by approximately $1.1 billion, income taxes payable will be reduced by approximately $372 million with a corresponding reduction, net of taxes, to Retained earnings and Total equity of approximately $691 million. Upon adoption, for the year ended 2011, the Company's Earnings (loss), before income taxes would increase by approximately $822 million and Net

   Earnings (Loss) Attributable to AXA Equitable would increase by approximately $534 million. Subsequent to the adoption of the guidance, the lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of DAC, and, as such, may initially result in lower earnings in future periods. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's consolidated statements of Earnings (Loss), it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company's cash flows.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2011 and 2010, the carrying value of COLI was $737 million and $787 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

    . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

    . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

    . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

    . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

    . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

    . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

    . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

    . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

    . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $52 million and $0 million for commercial and $5 million and $3 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. A portion of exposure to realized interest rate volatility is hedged using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives, the GWBL features are reported in Policyholder's benefits and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, the Company previously had hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. At December 31, 2011, there were no outstanding balances in these programs.

   The Company periodically, including during 2011, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales. At December 31, 2011 there were no outstanding balances.

   The Company also uses equity indexed options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

   At December 31, 2011, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $388 million. At December 31, 2011, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $165 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $37 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2011 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2011 and December 31, 2010, respectively, the Company held $1,438 million and $512 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2011, and 2010, respectively, were $4 million and $84 million, for which the Company held collateral of $3 million in 2011, and posted collateral of $99 million in 2010, in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2011, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 70.2% and 74.2% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 28.2% and 24.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $1,718 million and $1,726 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   As disclosed in Note 3, at December 31, 2011 and 2010, respectively, the net fair value of freestanding derivative positions is approximately $1,536 million and $540 million or approximately 65.6% and 38.2% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $11 million at December 31, 2011 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2011.

   At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.6% and 1.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $347 million and $277 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,082 million and $1,251 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $688 million and $147 million at December 31, 2011 and 2010, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2011 and 2010.

   Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2011 and 2010.

   Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

   The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

   Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated account balances for all issue years for the Accumulator(R) products due to the continued volatility of margins and the continued emergence of periods of negative margins.

   For UL products and investment-type products, other than Accumulator(R) products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next quarter, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2011, the average rate of assumed investment yields, excluding policy loans, was 5.5% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company issues or has issued certain variable annuity products with GMDB and GWBL features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.12% to 10.7% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2011, participating policies, including those in the Closed Block, represent approximately 6.8% ($24 billion) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(2,928) million, $10,117 million and $15,465 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL"), for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2011 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2011. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                     GROSS      GROSS
                                        AMORTIZED  UNREALIZED UNREALIZED                OTTI
                                          COST       GAINS      LOSSES   FAIR VALUE IN AOCI/ (3)/
                                        ---------- ---------- ---------- ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate............................. $   21,444 $    1,840 $      147 $   23,137 $         --
 U.S. Treasury, government and agency..      3,598        350         --      3,948           --
 States and political subdivisions.....        478         64          2        540           --
 Foreign governments...................        461         65          1        525           --
 Commercial mortgage-backed............      1,306          7        411        902           22
 Residential mortgage-backed/ (1)/.....      1,556         90         --      1,646           --
 Asset-backed/ (2)/....................        260         15         11        264            6
 Redeemable preferred stock............      1,106         38        114      1,030           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     30,209      2,469        686     31,992           28

Equity securities......................         18          1         --         19           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2011............. $   30,227 $    2,470 $      686 $   32,011 $         28
                                        ========== ========== ========== ========== ============

December 31, 2010:
Fixed Maturities:
 Corporate............................. $   20,494 $    1,348 $      110 $   21,732 $         --
 U.S. Treasury, government and agency..      1,986         18         88      1,916           --
 States and political subdivisions.....        516         11         16        511           --
 Foreign governments...................        502         59          1        560           --
 Commercial mortgage-backed............      1,473          5        375      1,103           19
 Residential mortgage-backed/ (1)/.....      1,601         67         --      1,668           --
 Asset-backed/ (2)/....................        245         13         12        246            7
 Redeemable preferred stock............      1,364         23         66      1,321           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     28,181      1,544        668     29,057           26

Equity securities......................         26         --          3         23           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2010............. $   28,207 $    1,544 $      671 $   29,080 $         26
                                        ========== ========== ========== ========== ============

 /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
 /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2011 and 2010, respectively, the Company had trading fixed maturities with an amortized cost of $172 million and $207 million and carrying values of $172 million and $208 million. Gross unrealized gains on trading fixed maturities were $4 million and $3 million and gross unrealized losses were $4 million and $2 million for 2011 and 2010, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2011

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   2,058  $   2,090
          Due in years two through five..........     8,257      8,722
          Due in years six through ten...........     9,881     10,723
          Due after ten years....................     5,785      6,615
                                                  --------- ----------
             Subtotal............................    25,981     28,150
          Commercial mortgage-backed securities..     1,306        902
          Residential mortgage-backed securities.     1,556      1,646
          Asset-backed securities................       260        264
                                                  --------- ----------
          Total.................................. $  29,103  $  30,962
                                                  ========= ==========

   The Company recognized OTTI on AFS fixed maturities as follows:

                                                         December 31,
                                                   ------------------------
                                                    2011     2010     2009
                                                   ------  -------  -------
                                                         (IN MILLIONS)
Credit losses recognized in earnings (loss)/ (1)/. $  (32) $  (282) $  (168)
Non-credit losses recognized in OCI...............     (4)     (18)      (6)
                                                   ------  -------  -------
Total OTTI........................................ $  (36) $  (300) $  (174)
                                                   ======  =======  =======

  /(1)/During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                   FIXED MATURITIES--CREDIT LOSS IMPAIRMENTS

                                                                                           2011     2010
                                                                                         -------  -------
                                                                                           (IN MILLIONS)
Balances at January 1,.................................................................. $  (329) $  (146)
Previously recognized impairments on securities that matured, paid, prepaid or sold.....      29       99
Recognized impairments on securities impaired to fair value this period/ (1)/...........      --       (6)
Impairments recognized this period on securities not previously impaired................     (27)    (268)
Additional impairments this period on securities previously impaired....................      (5)      (8)
Increases due to passage of time on previously recorded credit losses...................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows..      --       --
                                                                                         -------  -------
Balances at December 31,................................................................ $  (332) $  (329)
                                                                                         =======  =======

 /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                 DECEMBER 31,
                               ----------------
                                 2011     2010
                               --------  ------
                                 (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (47) $  (16)
   All other..................    1,830     892
 Equity securities............        1      (3)
                               --------  ------
Net Unrealized Gains (Losses). $  1,784  $  873
                               ========  ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                AOCI GAIN
                                                              NET                              DEFERRED           (LOSS)
                                                          UNREALIZED                            INCOME        RELATED TO NET
                                                             GAINS                                TAX           UNREALIZED
                                                          (LOSSES) ON        POLICYHOLDERS       ASSET          INVESTMENT
                                                          INVESTMENTS   DAC   LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                                         ------------  ----  -------------- --------------- -----------------
                                                                                     (IN MILLIONS)
BALANCE, JANUARY 1, 2011................................ $        (16) $  3  $            2 $             4 $              (7)
Net investment gains (losses) arising during
  the period............................................          (32)   --              --              --               (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            5    --              --              --                 5
   Excluded from Net earnings (loss)/ (1)/..............           (4)   --              --              --                (4)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --     2              --              --                 2
   Deferred income taxes................................           --    --              --               8                 8
   Policyholders liabilities............................           --    --               4              --                 4
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2011.............................. $        (47) $  5  $            6 $            12 $             (24)
                                                         ============  ====  ============== =============== =================

BALANCE, JANUARY 1, 2010................................ $        (11) $  5  $           -- $             2 $              (4)
Net investment gains (losses) arising during
  the period............................................            3    --              --              --                 3
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            9    --              --              --                 9
   Excluded from Net earnings (loss)/ (1)/..............          (17)   --              --              --               (17)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --    (2)             --              --                (2)
   Deferred income taxes................................           --    --              --               2                 2
   Policyholders liabilities............................           --    --               2              --                 2
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2010.............................. $        (16) $  3  $            2 $             4 $              (7)
                                                         ============  ====  ============== =============== =================

 /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                    NET                              DEFERRED        (LOSS)
                                                UNREALIZED                            INCOME     RELATED TO NET
                                                   GAINS                                TAX        UNREALIZED
                                                (LOSSES) ON          POLICYHOLDERS     ASSET       INVESTMENT
                                                INVESTMENTS    DAC    LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                               ------------  ------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2011...................... $        889  $ (135)    $     (121)  $     (223)   $        410
Net investment gains (losses) arising during
  the period..................................          915      --             --           --             915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............           23      --             --           --              23
   Excluded from Net earnings (loss)/ (1)/....            4      --             --           --               4
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --     (81)            --           --             (81)
   Deferred income taxes......................           --      --             --         (207)           (207)
   Policyholders liabilities..................           --      --           (264)          --            (264)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2011.................... $      1,831  $ (216)    $     (385)  $     (430)   $        800
                                               ============  ======  =============  ===========  ==============

BALANCE, JANUARY 1, 2010...................... $         (6) $  (21)    $       --   $       32    $          5
Net investment gains (losses) arising during
  the period..................................          680      --             --           --             680
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............          198      --             --           --             198
   Excluded from Net earnings (loss)/ (1)/....           17      --             --           --              17
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --    (114)            --           --            (114)
   Deferred income taxes......................           --      --             --         (255)           (255)
   Policyholders liabilities..................           --      --           (121)          --            (121)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2010.................... $        889  $ (135)    $     (121)  $     (223)   $        410
                                               ============  ======  =============  ===========  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 535 issues at December 31, 2011 and the 550 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                     LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                    ---------------------  ---------------------  ---------------------
                                                 GROSS                  GROSS                  GROSS
                                               UNREALIZED             UNREALIZED             UNREALIZED
                                    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                    ---------- ----------  ---------- ----------  ---------- ----------
                                                               (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate.........................   $  1,910    $   (96)   $    389  $     (51)   $  2,299  $    (147)
 U.S. Treasury, government and
   agency..........................        149         --          --         --         149         --
 States and political subdivisions.         --         --          18         (2)         18         (2)
 Foreign governments...............         30         (1)          5         --          35         (1)
 Commercial mortgage-backed........         79        (27)        781       (384)        860       (411)
 Residential mortgage-backed.......         --         --           1         --           1         --
 Asset-backed......................         49         --          44        (11)         93        (11)
 Redeemable preferred stock........        341        (28)        325        (86)        666       (114)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  2,558    $  (152)   $  1,563  $    (534)   $  4,121  $    (686)
                                    ========== ==========  ========== ==========  ========== ==========

December 31, 2010:
Fixed Maturities:
 Corporate.........................   $  1,999    $   (68)   $    394  $     (42)   $  2,393  $    (110)
 U.S. Treasury, government and
   agency..........................        820        (42)        171        (46)        991        (88)
 States and political subdivisions.        225         (9)         33         (7)        258        (16)
 Foreign governments...............         77         (1)         10         --          87         (1)
 Commercial mortgage-backed........         46         (3)        936       (372)        982       (375)
 Residential mortgage-backed.......        157         --           2         --         159         --
 Asset-backed......................         23         --          65        (12)         88        (12)
 Redeemable preferred stock........        345         (7)        689        (59)      1,034        (66)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  3,692    $  (130)   $  2,300  $    (538)   $  5,992  $    (668)
                                    ========== ==========  ========== ==========  ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $139 million and $142 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $2,179 million and $2,303 million, or 7.2% and 8.2%, of the $30,210 million and $28,181 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455 million and $361 million at December 31, 2011 and 2010, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, the Company owned $23 million and $30 million in RMBS backed by subprime residential mortgage loans, and $13 million and $17 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

   At December 31, 2011 and 2010, respectively, the amortized cost of the Company's trading account securities was $1,014 million and $482 million with respective fair values of $982 million and $506 million. Also at December 31, 2011 and 2010, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $48 million and $42 million and costs of $50 million and $41 million as well as other equity securities with carrying values of $19 million and $23 million and costs of $18 million and $26 million.

   In 2011, 2010 and 2009, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $(42) million, $39 million and $133 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $141 million and $0 million at December 31, 2011 and 2010, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively.

   Troubled Debt Restructurings

   In 2011, the two loans shown in the table below were modified to interest only payments until February 1, 2012 and October 1, 2013 at which time the loans revert to their normal amortizing payment. On one of the loans, a $4 million letter of credit was cashed to reduce the principal balance. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                  TROUBLED DEBT RESTRUCTURING--MODIFICATIONS
                               DECEMBER 31, 2011

                                           OUTSTANDING RECORDED INVESTMENT
                                NUMBER  --------------------------------------
                               OF LOANS   PRE-MODIFICATION   POST-MODIFICATION
                               -------- -------------------- -----------------
                                                    (IN MILLIONS)
Troubled debt restructurings:
 Agricultural mortgage loans.. $     -- $                 --  $             --
 Commercial mortgage loans....        2                  145               141
                               -------- -------------------- -----------------

Total......................... $      2 $                145  $            141
                               ======== ==================== =================

   There were no default payments on the above loans during 2011.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2011, 2010 and 2009 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -------------------------
                                                      2011     2010    2009
                                                     ------   ------  ------
                                                        (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $   18    $   --  $   --
   Charge-offs.....................................     --        --      --
   Recoveries......................................     (8)       --      --
   Provision.......................................     22        18      --
                                                    ------    ------  ------
Ending Balance, December 31,....................... $   32    $   18  $   --
                                                    ======    ======  ======

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $   32    $   18  $   --
                                                    ======    ======  ======
   Collectively Evaluated for Impairment........... $   --    $   --  $   --
                                                    ======    ======  ======

   Loans Acquired with Deteriorated Credit Quality. $   --    $   --  $   --
                                                    ======    ======  ======

   There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2011

                                               DEBT SERVICE COVERAGE RATIO
                                                                                 LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO: /(2)/          --------- ------- -------- -------- ------- ------ --------
                                                           (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   182  $   -- $     33 $     30  $   31 $   -- $    276
 50% - 70%.........................       201     252      447      271      45     --    1,216
 70% - 90%.........................        --      41      280      318     213     --      852
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Commercial Mortgage Loans....   $   383  $  293 $    844 $    754  $  585 $  117 $  2,976
                                    ========= ======= ======== ======== ======= ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   150  $   89 $    175 $    247  $  190 $    8 $    859
 50% - 70%.........................        68      15      101      158      82     45      469
 70% - 90%.........................        --      --       --        1      --      8        9
 90% plus..........................        --      --       --       --      --     --       --
                                    --------- ------- -------- -------- ------- ------ --------

Total Agricultural Mortgage Loans..   $   218  $  104 $    276 $    406  $  272 $   61 $  1,337
                                    ========= ======= ======== ======== ======= ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   332  $   89 $    208 $    277  $  221 $    8 $  1,135
 50% - 70%.........................       269     267      548      429     127     45    1,685
 70% - 90%.........................        --      41      280      319     213      8      861
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Mortgage Loans...............   $   601  $  397 $  1,120 $  1,160  $  857 $  178 $  4,313
                                    ========= ======= ======== ======== ======= ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2010

                                              Debt Service Coverage Ratio
                                                                               LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X    1.5X    1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO:/ (2)/          --------- ------- ------- ------- ------- ------ --------
                                                          (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $    59  $   --  $   --  $   52  $   --  $   -- $    111
 50% - 70%.........................       32     109     111      72      55      --      379
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     402      61      574
                                     -------  ------  ------  ------  ------  ------ --------

Total Commercial Mortgage Loans....  $   285  $  144  $  604  $  550  $  581  $  111 $  2,275
                                     =======  ======  ======  ======  ======  ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   155  $   80  $  162  $  243  $  186  $    5 $    831
 50% - 70%.........................       52      13     134     150     107      24      480
 70% - 90%.........................       --      --      --      --      --      --       --
 90% plus..........................       --      --      --      --       3      --        3
                                     -------  ------  ------  ------  ------  ------ --------

Total Agricultural Mortgage Loans..  $   207  $   93  $  296  $  393  $  296  $   29 $  1,314
                                     =======  ======  ======  ======  ======  ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   214  $   80  $  162  $  295  $  186  $    5 $    942
 50% - 70%.........................       84     122     245     222     162      24      859
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     405      61      577
                                     -------  ------  ------  ------  ------  ------ --------

Total Mortgage Loans...............  $   492  $  237  $  900  $  943  $  877  $  140 $  3,589
                                     =======  ======  ======  ======  ======  ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                        RECORDED
                                                                                       INVESTMENT
                                         90                            TOTAL     (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                         FINANCING            AND
                      DAYS  DAYS  OR (GREATER THAN)  TOTAL CURRENT  RECEIVABLES         ACCRUING
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
                                                        (IN MILLIONS)
DECEMBER 31, 2011
 Commercial.......... $  61 $  -- $               -- $  61 $  2,915 $      2,976 $                   --
 Agricultural........     5     1                  7    13    1,324        1,337                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
TOTAL MORTGAGE LOANS. $  66 $   1 $                7 $  74 $  4,239 $      4,313 $                    3
                      ===== ===== ================== ===== ======== ============ ======================
December 31, 2010
 Commercial.......... $  -- $  -- $               -- $  -- $  2,275 $      2,275 $                   --
 Agricultural........    --    --                  5     5    1,309        1,314                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
Total Mortgage Loans. $  -- $  -- $                5 $   5 $  3,584 $      3,589 $                    3
                      ===== ===== ================== ===== ======== ============ ======================

   The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                     UNPAID                         AVERAGE        INTEREST
                                      RECORDED      PRINCIPAL       RELATED        RECORDED         INCOME
                                     INVESTMENT      BALANCE       ALLOWANCE    INVESTMENT/ (1)/  RECOGNIZED
                                     ----------- --------------- -------------  ---------------  -------------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           5               5            --                5             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $         5 $             5 $          --  $             5  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       202 $           202 $         (32) $           152  $           8
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $       202 $           202 $         (32) $           152  $           8
                                     =========== =============== =============  ===============  =============
December 31, 2010:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           3               3            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $         3 $             3 $          --  $            --  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       122 $           122 $         (18) $            24  $           2
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $       122 $           122 $         (18) $            24  $           2
                                     =========== =============== =============  ===============  =============

 /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures.

   Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2011 and 2010, respectively. Depreciation expense on real estate totaled $0 million, $0 million and $8 million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, AXA Equitable's equity real estate portfolio had no valuation allowances.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,587 million and $1,459 million, respectively, at December 31, 2011 and 2010. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $91 million and $131 million, respectively, at December 31, 2011 and 2010. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $179 million, $173 million and $(78) million, respectively, for 2011, 2010 and 2009.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2011 and 2010, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                               DECEMBER 31,
                                                               -------------
                                                                2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost............... $  584 $  557
Investments in securities, generally at fair value............     51     40
Cash and cash equivalents.....................................     10      4
Other assets..................................................     13     62
                                                               ------ ------
Total Assets.................................................. $  658 $  663
                                                               ====== ======

Borrowed funds--third party................................... $  372 $  299
Other liabilities.............................................      6      7
                                                               ------ ------
Total liabilities.............................................    378    306
                                                               ------ ------

Partners' capital.............................................    280    357
                                                               ------ ------
Total Liabilities and Partners' Capital....................... $  658 $  663
                                                               ====== ======

The Company's Carrying Value in These Entities Included Above. $  169 $  196
                                                               ====== ======


                                                                               2011     2010     2009
                                                                              ------   -----   -----
                                                                                   (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  111  $   110  $   30
Net revenues of other limited partnership interests..........................      6        3      (5)
Interest expense--third party................................................    (21)     (22)     (7)
Other expenses...............................................................    (61)     (59)    (17)
                                                                              ------  -------  ------
Net Earnings (Loss).......................................................... $   35  $    32  $    1
                                                                              ======  =======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $   20  $    18  $    2
                                                                              ======  =======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2011

                                                     FAIR VALUE
                                               ----------------------- GAINS (LOSSES)
                                     NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                      AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                     --------- ----------- ----------- ---------------
                                                       (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/ (1)/
 Futures............................ $   6,443  $       --   $       2    $        (34)
 Swaps..............................       784          10          21              33
 Options............................     1,211          92          85             (20)

Interest rate contracts:/ (1)/
 Floors.............................     3,000         327          --             139
 Swaps..............................     9,826         503         317             590
 Futures............................    11,983          --          --             849
 Swaptions..........................     7,354       1,029          --             817

Other freestanding contracts:/ (1)/
 Foreign currency Contracts.........        38          --          --              --
                                                                       ---------------
NET INVESTMENT INCOME (LOSS)........                                             2,374
                                                                       ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/ (2)/....        --      10,547          --           5,941

GWBL and other features/ (3)/.......        --          --         227            (189)
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2011......... $  40,639  $   12,508   $     652    $      8,126
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
 /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2010

                                                     Fair Value
                                               ----------------------- Gains (Losses)
                                     Notional     Asset     Liability    Reported In
                                      Amount   Derivatives Derivatives Earnings (Loss)
                                     --------- ----------- ----------- ---------------
                                                       (In Millions)
Freestanding derivatives:
Equity contracts:/ (1)/
 Futures............................ $   3,772   $      --    $     --     $      (815)
 Swaps..............................       734          --          27             (79)
 Options............................     1,070           5           1             (49)

Interest rate contracts:/ (1)/
 Floors.............................     9,000         326          --             157
 Swaps..............................     5,352         201         134             250
 Futures............................     5,151          --          --             289
 Swaptions..........................     4,479         171          --             (38)

Other freestanding contracts:/ (1)/
 Foreign currency contracts.........       133          --           1               1
                                                                       ---------------
 Net investment income (loss).......                                              (284)
                                                                       ---------------

Embedded derivatives:
GMIB reinsurance contracts /(2)/....        --       4,606          --           2,350

GWBL and other features /(3)/.......        --          --          38              17
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2010......... $  29,691   $   5,309    $    201     $     2,083
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,456 million at December 31, 2011 and 2010, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2011 and 2010, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $559 million at December 31, 2011 and 2010, respectively and the accumulated amortization of these intangible assets were $336 million and $313 million at December 31, 2011 and 2010, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23 million, $24 million and $24 million for 2011, 2010 and 2009, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2011 and 2010, respectively, net deferred sales commissions totaled $60 million and $76 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2011 net asset balance for each of the next five years is $26 million, $18 million, $11 million, $4 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2011, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                        DECEMBER 31,
                                                                                                      -----------------
                                                                                                        2011     2010
                                                                                                      -------- --------
                                                                                                        (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.................................... $  8,121 $  8,272
Policyholder dividend obligation.....................................................................      260      119
Other liabilities....................................................................................       86      142
                                                                                                      -------- --------
Total Closed Block liabilities.......................................................................    8,467    8,533
                                                                                                      -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,342 and $5,416)............    5,686    5,605
Mortgage loans on real estate........................................................................    1,205      981
Policy loans.........................................................................................    1,061    1,119
Cash and other invested assets.......................................................................       30      281
Other assets.........................................................................................      207      245
                                                                                                      -------- --------
Total assets designated to the Closed Block..........................................................    8,189    8,231
                                                                                                      -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block........................      278      302

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(33) and
   $(28) and policyholder dividend obligation of $(260) and $(119)...................................       62       53
                                                                                                      -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.................... $    340 $    355
                                                                                                      ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                         2011    2010    2009
                                                                        ------  ------  ------
                                                                             (IN MILLIONS)
REVENUES:
Premiums and other income.............................................. $  354  $  365  $  382
Investment income (loss) (net of investment expenses of $0, $0 and $1).    438     468     482
Investment gains (losses), net:
 Total Other-than-temporary impairment losses..........................    (12)    (31)    (10)
 Portion of loss recognized in other comprehensive income (loss).......     --       1      --
                                                                        ------  ------  ------
   Net impairment losses recognized....................................    (12)    (30)    (10)
 Other investment gains (losses), net..................................      2       7      --
                                                                        ------  ------  ------
   Total investment gains (losses), net................................    (10)    (23)    (10)
                                                                        ------  ------  ------
Total revenues.........................................................    782     810     854
                                                                        ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends..................................    757     776     812
Other operating costs and expenses.....................................      2       2       2
                                                                        ------  ------  ------
Total benefits and other deductions....................................    759     778     814
                                                                        ------  ------  ------

Net revenues, before income taxes......................................     23      32      40
Income tax (expense) benefit...........................................     (8)    (11)    (14)
                                                                        ------  ------  ------
Net Revenues........................................................... $   15  $   21  $   26
                                                                        ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2011   2010
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  119 $   --
Unrealized investment gains (losses).    141    119
                                      ------ ------
Balances, End of year................ $  260 $  119
                                      ====== ======

   Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                  2011   2010
                                                                 -----  -----
                                                                 (IN MILLIONS)
Impaired mortgage loans with investment valuation allowances.... $  61  $  62
Impaired mortgage loans without investment valuation allowances.     2      3
                                                                 -----  -----
Recorded investment in impaired mortgage loans..................    63     65
Investment valuation allowances.................................    (9)    (7)
                                                                 -----  -----
Net Impaired Mortgage Loans..................................... $  54  $  58
                                                                 =====  =====

   During 2011, 2010 and 2009, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $63 million, $13 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3 million, $1 million and $0 million for 2011, 2010 and 2009, respectively.

   Valuation allowances on mortgage loans at December 31, 2011 and 2010 were $9 million and $7 million, respectively.

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2011    2010
                                                ------  ------
                                                 (IN MILLIONS)

Balance, beginning of year..................... $  772  $  795
Contractholder bonus interest credits deferred.     34      39
Amortization charged to income.................    (88)    (62)
                                                ------  ------
Balance, End of Year........................... $  718  $  772
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities are measured at fair value on a recurring basis and are summarized below:

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011

                                           LEVEL 1    LEVEL 2   LEVEL 3      TOTAL
                                          ---------  --------- ---------  ----------
                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7  $  22,698 $     432  $   23,137
   U.S. Treasury, government and agency..        --      3,948        --       3,948
   States and political subdivisions.....        --        487        53         540
   Foreign governments...................        --        503        22         525
   Commercial mortgage-backed............        --         --       902         902
   Residential mortgage-backed/ (1)/.....        --      1,632        14       1,646
   Asset-backed/ (2)/....................        --         92       172         264
   Redeemable preferred stock............       203        813        14       1,030
                                          ---------  --------- ---------  ----------
     Subtotal............................       210     30,173     1,609      31,992
                                          ---------  --------- ---------  ----------
 Other equity investments................        66         --        77         143
 Trading securities......................       457        525        --         982
 Other invested assets:
   Short-term investments................        --        132        --         132
   Swaps.................................        --        177        (2)        175
   Futures...............................        (2)        --        --          (2)
   Options...............................        --          7        --           7
   Floors................................        --        327        --         327
   Swaptions.............................        --      1,029        --       1,029
                                          ---------  --------- ---------  ----------
     Subtotal............................        (2)     1,672        (2)      1,668
                                          ---------  --------- ---------  ----------
Cash equivalents.........................     2,475         --        --       2,475
Segregated securities....................        --      1,280        --       1,280
GMIB reinsurance contracts...............        --         --    10,547      10,547
Separate Accounts' assets................    83,672      2,532       215      86,419
                                          ---------  --------- ---------  ----------
   Total Assets.......................... $  86,878  $  36,182 $  12,446  $  135,506
                                          =========  ========= =========  ==========

LIABILITIES
GWBL and other features' liability.......        --         --       227         227
                                          ---------  --------- ---------  ----------
   Total Liabilities..................... $      --  $      -- $     227  $      227
                                          =========  ========= =========  ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2010

                                           Level 1   Level 2  Level 3    Total
                                          --------- --------- -------- ----------
                                                       (In Millions)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7 $  21,405 $    320 $   21,732
   U.S. Treasury, government and agency..        --     1,916       --      1,916
   States and political subdivisions.....        --       462       49        511
   Foreign governments...................        --       539       21        560
   Commercial mortgage-backed............        --        --    1,103      1,103
   Residential mortgage-backed/ (1)/.....        --     1,668       --      1,668
   Asset-backed/ (2)/....................        --        98      148        246
   Redeemable preferred stock............       207     1,112        2      1,321
                                          --------- --------- -------- ----------
     Subtotal............................       214    27,200    1,643     29,057
                                          --------- --------- -------- ----------
 Other equity investments................        77        24       73        174
 Trading securities......................       425        81       --        506
 Other invested assets:
   Short-term investments................        --       148       --        148
   Swaps.................................        --        40       --         40
   Options...............................        --         4       --          4
   Floors................................        --       326       --        326
   Swaptions.............................        --       171       --        171
                                          --------- --------- -------- ----------
     Subtotal............................        --       689       --        689
                                          --------- --------- -------- ----------
Cash equivalents.........................     1,693        --       --      1,693
Segregated securities....................        --     1,110       --      1,110
GMIB reinsurance contracts...............        --        --    4,606      4,606
Separate Accounts' assets................    89,647     2,160      207     92,014
                                          --------- --------- -------- ----------
   Total Assets.......................... $  92,056 $  31,264 $  6,529 $  129,849
                                          ========= ========= ======== ==========

LIABILITIES
GWBL and other features' liability....... $      -- $      -- $     38 $       38
                                          --------- --------- -------- ----------
   Total Liabilities..................... $      -- $      -- $     38 $       38
                                          ========= ========= ======== ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2011, AFS fixed maturities with fair values of $51 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In 2011, the trading restriction period for one of the Company's public securities lapsed, and as a result, $24 million was transferred from a Level 2 classification to a Level 1 classification.

   In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2011 and 2010, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                              STATE AND
                                                              POLITICAL           COMMERCIAL   RESIDENTIAL
                                                                SUB-     FOREIGN  MORTGAGE-     MORTGAGE-    ASSET-
                                                  CORPORATE   DIVISIONS   GOVTS     BACKED       BACKED      BACKED
                                                 ----------  ----------  -------  ----------  ------------  --------
                                                                            (IN MILLIONS)

BALANCE, JANUARY 1, 2011........................ $      320  $       49  $    21  $    1,103  $         --  $    148
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          1          --       --           2            --        --
     Investment gains (losses), net.............         --          --       --         (30)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $        1  $       --  $    --  $      (28) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Other comprehensive income
         (loss).................................         (2)          5       (1)        (34)           (1)        2
Purchases.......................................        117          --        1          --            --        21
Issuances.......................................         --          --       --          --            --        --
Sales...........................................        (52)         (2)      --        (139)           (5)      (33)
Settlements.....................................         --          --       --          --            --        --
Transfers into Level 3/ (2)/....................        100           1        1          --            20        33
Transfers out of Level 3/ (2)/..................        (52)         --       --          --            --        --
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2011/ (1)/................ $      432  $       53  $    22  $      902  $         14  $    172
                                                 ==========  ==========  =======  ==========  ============  ========

BALANCE, JANUARY 1, 2010........................ $      466  $       47  $    21  $    1,490  $         --  $    217
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          4          --       --           2            --        --
     Investment gains (losses), net.............          6          --       --        (271)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $       10  $       --  $    --  $     (269) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
   Other comprehensive income (loss)............          3           3       --         119            --        14
 Purchases/issuances............................         22          --       --          --            --        --
 Sales/settlements..............................        (88)         (1)      --        (237)           --       (40)
 Transfers into/out of Level 3/ (2)/............        (93)         --       --          --            --       (44)
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2010/ (1)/................ $      320  $       49  $    21  $    1,103  $         --  $    148
                                                 ==========  ==========  =======  ==========  ============  ========

 /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2011 and 2010.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                    REDEEM-                                                          GWBL
                                                     ABLE           OTHER         OTHER       GMIB      SEPARATE   AND OTHER
                                                   PREFERRED        EQUITY       INVESTED  REINSURANCE  ACCOUNTS   FEATURES
                                                     STOCK    INVESTMENTS/ (1)/   ASSETS      ASSET      ASSETS    LIABILITY
                                                  ----------  -----------------  --------  ----------- ---------  ----------
                                                                                 (IN MILLIONS)

BALANCE, JANUARY 1, 2011                          $        2  $              73  $     --  $     4,606 $     207  $       38
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        (2)          --        --          --
     Investment gains (losses), net..............         --                  1        --           --        --          --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        5,737        17          --
     Policyholders' benefits.....................         --                 --        --           --        --         170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $       --  $               1  $     (2) $     5,737 $      17  $      170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         (1)                 6        --           --        --          --
Purchases........................................         --                  2        --          204         4          19
Issuances........................................         --                 --        --           --        --          --
Sales............................................         (2)                (5)       --           --       (11)         --
Settlements......................................         --                 --        --           --        (2)         --
Transfers into Level 3/ (2)/.....................         15                 --        --           --        --          --
Transfers out of Level 3/ (2)/...................         --                 --        --           --        --          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------

BALANCE, DECEMBER 31, 2011....................... $       14  $              77  $     (2) $    10,547 $     215  $      227
                                                  ==========  =================  ========  =========== =========  ==========

BALANCE, JANUARY 1, 2010......................... $       12  $               2  $    300  $     2,256 $     230  $       55
 Total gains (losses), realized and
   unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        --           --        --          --
     Investment gains (losses), net..............          4                 --        --           --       (22)         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        2,150        --          --
     Policyholders' benefits.....................         --                 --        --           --        --         (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $        4  $              --  $     --  $     2,150 $     (22) $      (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         --                 --        --           --        --          --
 Purchases/issuances.............................         --                 60        --          200         2          17
 Sales/settlements...............................        (14)                (1)       --           --        (8)         --
 Transfers into/out of Level 3/ (2)/.............         --                 12      (300)          --         5          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------
BALANCE, DECEMBER 31, 2010....................... $        2  $              73  $     --  $     4,606 $     207  $       38
                                                  ==========  =================  ========  =========== =========  ==========

 /(1)/Includes Trading securities' Level 3 amount.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010, respectively:

                                                               EARNINGS (LOSS)
                                                   ---------------------------------------
                                                                             INCREASE
                                                      NET     INVESTMENT (DECREASE) IN THE
                                                   INVESTMENT   GAINS      FAIR VALUE OF           POLICY-
                                                     INCOME   (LOSSES),     REINSURANCE            HOLDERS'
                                                     (LOSS)      NET         CONTRACTS       OCI   BENEFITS
                                                   ---------- ---------- ----------------- ------  --------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2011
STILL HELD AT DECEMBER 31, 2011:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $    1  $    --
     State and political subdivisions.............         --        --               --        5       --
     Foreign governments..........................         --        --               --       (1)      --
     Commercial mortgage-backed...................         --        --               --      (40)      --
     Asset-backed.................................         --        --               --        2       --
     Other fixed maturities, available-for-sale...         --        --               --       (2)      --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  (35) $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            5,941       --       --
   Separate Accounts' assets......................         --        18               --       --       --
   GWBL and other features' liability.............         --        --               --       --     (189)
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $      18   $        5,941   $  (35) $  (189)
                                                   ========== =========   ==============   ======  =======
Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $   10  $    --
     State and political subdivisions.............         --        --               --        2       --
     Foreign governments..........................         --        --               --        1       --
     Commercial mortgage-backed...................         --        --               --       92       --
     Asset-backed.................................         --        --               --       13       --
     Other fixed maturities, available-for-sale...         --        --               --       --       --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  118  $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            2,350       --       --
   Separate Accounts' assets......................         --       (21)              --       --       --
   GWBL and other features' liability.............         --        --               --       --       17
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $     (21)  $        2,350   $  118  $    17
                                                   ========== =========   ==============   ======  =======

 /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2011 and 2010.

   The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 12 and 14 are presented in the table below.

                                                 DECEMBER 31,
                                      -----------------------------------
                                            2011              2010
                                      ----------------- -----------------
                                      CARRYING  FAIR    Carrying  Fair
                                       VALUE    VALUE    Value    Value
                                      -------- -------- -------- --------
                                                 (IN MILLIONS)
Consolidated:
 Mortgage loans on real estate....... $  4,281 $  4,432 $  3,571 $  3,669
 Other limited partnership interests.    1,582    1,582    1,451    1,451
 Policyholders liabilities:
   Investment contracts..............    2,549    2,713    2,609    2,679
 Long-term debt......................      200      220      200      228
 Loans to affiliates.................    1,041    1,097    1,045    1,101
Closed Blocks:
 Mortgage loans on real estate....... $  1,205 $  1,254 $    981 $  1,015
 Other equity investments............        1        1        1        1
 SCNILC liability....................        6        6        7        7

8) GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts--GMDB, GMIB and GWBL

   The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

    . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

    . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

    . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2009... $    981  $  1,980  $  2,961
 Paid guarantee benefits.....     (249)      (58)     (307)
 Other changes in reserve....      355      (364)       (9)
                              --------  --------  --------
Balance at December 31, 2009.    1,087     1,558     2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011. $  1,593  $  4,130  $  5,723
                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2009...  $      327
 Paid guarantee benefits.....         (86)
 Other changes in reserve....         164
                               ----------
Balance at December 31, 2009.         405
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         209
                               ----------
Balance at December 31, 2010.         533
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         264
                               ----------
Balance at December 31, 2011.  $      716
                               ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2011 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                  RETURN OF
                                                   PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                  ---------  --------  --------  ---------  ---------
                                                                 (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account............................... $  12,194  $    218  $    119  $     459  $  12,990
   Separate Accounts............................. $  27,460  $  6,878  $  3,699  $  32,157  $  70,194
 Net amount at risk, gross....................... $   1,642  $  1,400  $  2,944  $  14,305  $  20,291
 Net amount at risk, net of amounts reinsured.... $   1,642  $    879  $  2,003  $   5,964  $  10,488
 Average attained age of contractholders.........      49.2      63.3      68.7       63.9       53.3
 Percentage of contractholders over age 70.......       2.8%     27.6%     47.2%      28.5%      10.4%
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
 Account values invested in:
   General Account...............................       N/A       N/A  $     26  $     583  $     609
   Separate Accounts.............................       N/A       N/A  $  2,479  $  43,408  $  45,887
 Net amount at risk, gross.......................       N/A       N/A  $  2,039  $   9,186  $  11,225
 Net amount at risk, net of amounts reinsured....       N/A       N/A  $    603  $   2,520  $   3,123
 Weighted average years remaining until
   annuitization.................................       N/A       N/A       0.4        5.3        4.9
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   The GWBL and other guaranteed benefits related liability, not included above, was $227 million and $38 million at December 31, 2011 and 2010, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2011      2010
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  46,207 $  48,904
Fixed income.     3,810     3,980
Balanced.....    19,525    22,230
Other........       652       713
              --------- ---------
Total........ $  70,194 $  75,827
              ========= =========
GMIB:
Equity....... $  29,819 $  31,837
Fixed income.     2,344     2,456
Balanced.....    13,379    15,629
Other........       345       370
              --------- ---------
Total........ $  45,887 $  50,292
              ========= =========

   C) Hedging Programs for GMDB, GMIB and GWBL Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2011, the total account value and net amount at risk of the hedged variable annuity contracts were $36,090 million and $8,246 million, respectively, with the GMDB feature and $19,527 million and $2,545 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies--No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  -------
                                          (IN MILLIONS)
Balance at January 1, 2009...   $        203   $      (153) $    50
 Other changes in reserves...             52           (21)      31
                                ------------   -----------  -------
Balance at December 31, 2009.            255          (174)      81
 Other changes in reserves...            120           (57)      63
                                ------------   -----------  -------
Balance at December 31, 2010.            375          (231)     144
 Other changes in reserves...             95           (31)      64
                                ------------   -----------  -------
Balance at December 31, 2011.   $        470   $      (262) $   208
                                ============   ===========  =======

9) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Insurance Group reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2011, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.1% and 43.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.9% and 49.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $10,547 million and $4,606 million, respectively. The increases (decreases) in estimated fair value were $5,941 million, $2,350 million and $(2,566) million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,383 million and $2,332 million, of which $1,959 million and $1,913 million related to two specific reinsurers, which are rated A/A- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2011 and 2010, affiliated reinsurance recoverables related to insurance contracts amounted to $1,159 million and $920 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $74 million are included in other liabilities in the consolidated balance sheets at December 31, 2011 and 2010, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $177 million and $195 million at December 31, 2011 and 2010, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2011 and 2010 were $703 million and $685 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                      2011     2010     2009
                                                                    -------  -------  -------
                                                                          (IN MILLIONS)
Direct premiums.................................................... $   908  $   903  $   838
Reinsurance assumed................................................     210      213      202
Reinsurance ceded..................................................    (585)    (586)    (609)
                                                                    -------  -------  -------
Premiums........................................................... $   533  $   530  $   431
                                                                    =======  =======  =======
Universal Life and Investment-type Product Policy Fee Income Ceded. $   221  $   210  $   197
                                                                    =======  =======  =======
Policyholders' Benefits Ceded...................................... $   510  $   536  $   485
                                                                    =======  =======  =======
Interest Credited to Policyholders' Account Balances Ceded......... $    --  $    --  $    --
                                                                    =======  =======  =======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92 million and $90 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, respectively, $1,684 million and $1,622 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2011  2010  2009
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  24 $  30 $  38
Incurred benefits related to prior years..    18    10     6
                                           ----- ----- -----
Total Incurred Benefits................... $  42 $  40 $  44
                                           ===== ===== =====
Benefits paid related to current year..... $  15 $  12 $  13
Benefits paid related to prior years......    24    30    34
                                           ----- ----- -----
Total Benefits Paid....................... $  39 $  42 $  47
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2011   2010
                                                                           ------ ------
                                                                           (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.2% and 0.3%). $  445 $  225
                                                                           ------ ------
Total short-term debt.....................................................    445    225
                                                                           ------ ------

Long-term debt:
AXA Equitable:
Surplus Notes, 7.7%, due 2015                                                 200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  645 $  425
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($11 million, as of December 31, 2011). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2011, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The 2010 AB Credit Facility replaced AllianceBernstein's existing $1,950 million of committed credit lines (comprised of two separate lines -a $1,000 million committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

   The 2010 AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

   The 2010 AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The 2010 AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the 2010 AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The 2010 AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the 2010 AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the 2010 AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the 2010 AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the 2010 AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2011 and 2010, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2011, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued $650 million in 5.4% Senior Unsecured Notes to AXA Equitable. These notes pay interest semi-annually and were scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $14 million, $59 million and $56 million, respectively, for 2011, 2010 and 2009.

   In 2011, 2010 and 2009, respectively, the Company paid AXA Distribution and its subsidiaries $641 million, $647 million and $634 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $413 million, $428 million and $402 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA Bermuda a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Bermuda also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Bermuda provide important capital management benefits to AXA Equitable. At December 31, 2011 and 2010, the Company's GMIB reinsurance asset with AXA Bermuda had carrying values of $8,129 million and $3,384 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2011, 2010 and 2009 related to the UL and no lapse guarantee riders totaled approximately $484 million, $477 million and $494 million, respectively. Ceded claims paid in 2011, 2010 and 2009 were $31 million, $39 million and $37 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2011, 2010 and 2009 under this arrangement totaled approximately $1 million, $0 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $0 million, $0 million and $1 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2011, 2010 and 2009 totaled approximately $9 million, $9 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2011, 2010 and 2009 from AXA Equitable Life and Annuity Company totaled approximately $8 million, $7 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $4 million, $4 million and $5 million, respectively. Premiums earned in 2011, 2010 and 2009 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $8 million, $10 million and $4 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152 million, $160 million and $152 million in 2011, 2010 and 2009, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $22 million, $51 million and $50 million in 2011, 2010 and 2009, respectively. The net receivable related to these contracts was approximately $15 million and $9 million at December 31, 2011 and 2010, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                             2011   2010   2009
                                            ------ ------ ------
                                               (IN MILLIONS)
Investment advisory and services fees...... $  865 $  809 $  644
Distribution revenues......................    352    339    277
Other revenues--shareholder servicing fees.     92     93     90
Other revenues--other......................      6      5      7
Institutional research services............     --     --      1

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2011, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $665 million and $7 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2011, no minimum contribution is required to be made in 2012 under ERISA, as amended by the Pension Protection Act of 2006 (the "Pension Act"), but management is currently evaluating if it will make contributions during 2012. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2012.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2011    2010    2009
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   41  $   37  $   38
Interest cost.................    122     129     136
Expected return on assets.....   (120)   (115)   (126)
Net amortization..............    145     125      95
Plan amendments and additions.     --      13       2
                               ------  ------  ------
Net Periodic Pension Expense.. $  188  $  189  $  145
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2011      2010
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,424  $  2,241
Service cost....................................       30        30
Interest cost...................................      122       129
Actuarial (gains) losses........................      229       171
Benefits paid...................................     (179)     (170)
Plan amendments and additions...................       --        23
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,626  $  2,424
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2011      2010
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  1,529  $  1,406
Actual return on plan assets.........................       77       106
Contributions........................................      672       202
Benefits paid and fees...............................     (185)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,093     1,529
PBO..................................................    2,626     2,424
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (533) $   (895)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $533 million and $895 million at December 31, 2011 and 2010, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,626 million and $2,093 million, respectively, at December 31, 2011 and $2,424 million and $1,529 million, respectively, at December 31, 2010. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,593 million and $2,093 million, respectively, at December 31, 2011 and $2,391 million and $1,529 million, respectively, at December 31, 2010. The accumulated benefit obligation for all defined benefit pension plans was $2,593 million and $2,391 million at December 31, 2011 and 2010, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2011 and 2010 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2011     2010
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,679 $  1,554
Unrecognized prior service cost (credit).        7        8
                                          -------- --------
 Total................................... $  1,686 $  1,562
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $161 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2011 and 2010:

                                   DECEMBER 31,
                                 ----------------
                                   2011     2010
                                 -------  -------
                                   (IN MILLIONS)
Fixed Maturities................    52.4%    48.5%
Equity Securities...............    36.3     37.0
Equity real estate..............     9.3     11.8
Cash and short-term investments.     2.0      2.7
                                 -------  -------
 Total..........................   100.0%   100.0%
                                 =======  =======

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2011, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2011, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2011 and 2010, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2011:                     ------- -------- ------- --------
                                                 (IN MILLIONS)
ASSET CATEGORIES
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private real estate investment trusts.     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2010:                     ------- -------- ------- --------
                                                 (In Millions)
Asset Categories
Fixed Maturities:
 Corporate............................ $   --  $    564 $   --  $    564
 U.S. Treasury, government and agency.     --       148     --       148
 States and political subdivisions....     --         9     --         9
 Other structured debt................     --        --      6         6
Common and preferred equity...........    410         2     --       412
Mutual funds..........................    115        --     --       115
Derivatives, net......................      1         6     --         7
Private real estate investment funds..     --        --     13        13
Private investment trusts.............     --        51    163       214
Cash and cash equivalents.............      6         2     --         8
Short-term investments................      2        31     --        33
                                       ------  -------- ------  --------
 Total................................ $  534  $    813 $  182  $  1,529
                                       ======  ======== ======  ========

   At December 31, 2011, assets classified as Level 1, Level 2, and Level 3 comprise approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. At December 31, 2010, assets classified as Level 1, Level 2 and Level 3 comprised approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $183 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2011 and 2010, respectively.

                                                                        PRIVATE
                                                                      REAL ESTATE  PRIVATE
                                                          FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES /(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     ---------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2011..........................   $        6      $      13  $      163 $    --  $  182
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2011.           --              3          20      --      23
 Purchases/issues...................................           --             --          --       1       1
 Sales/settlements..................................           --            (12)         --      (1)    (13)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2011........................   $        6      $       4  $      183 $    --  $  193
                                                       ==========      =========  ========== =======  ======
Balance at January 1, 2010..........................   $        7      $      12  $      147 $     2  $  168
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2010.           (1)             1          16      --      16
 Purchases, sales, issues and settlements, net......           --             --          --      (2)     (2)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2010........................   $        6      $      13  $      163 $    --  $  182
                                                       ==========      =========  ========== =======  ======

 /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligations at December 31, 2011 and 2010 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2011 and 2010.

                                                                           2011  2010
                                                                           ----  ----
Discount rates:
 Benefit obligation....................................................... 4.25% 5.25%
 Periodic cost............................................................ 5.25% 6.00%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $13 million, $14 million and $16 million for 2011, 2010 and 2009, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2012, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2011 and include benefits attributable to estimated future employee service.

                    PENSION
                   BENEFITS
                 -------------
                 (IN MILLIONS)

2012............    $  201
2013............       203
2014............       200
2015............       199
2016............       197
Years 2017-2021.       939

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2011 due to the significant uncertainty and complexity of many aspects of the new law.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $416 million, $199 million and $78 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units was approximately $2 million.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2011 and 2010, the Company recognized compensation expense (credit) of approximately $(2) million and $9 million in respect of the March 20, 2009 grant of performance units.

   For 2011, 2010 and 2009, the Company recognized compensation costs of $2 million, $16 million and $5 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2011 and 2010 was $24 million and $38 million, respectively. Approximately 3,473,323 outstanding performance units are at risk to achievement of 2011 performance criteria, primarily representing the grant of March 18, 2011 for which cumulative average 2011-2012 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2010.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on

   December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. As a result, the Company's economic ownership of AllianceBernstein decreased to 35.9%. In 2009, as a result of the issuance of these restricted Holding units, the Company's Capital in excess of par value decreased by $65 million, net of applicable taxes with corresponding increases in Noncontrolling interests of $65 million.

   AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and for other corporate purposes and purchases Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2011 and 2010, AllianceBernstein purchased 13.5 million and 8.8 million Holding units for $221 million and $226 million respectively. These amounts reflect open-market purchases of 11.1 million and 7.4 million Holding units for $192 million and $195 million, respectively, with the remainder primarily relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election. AllianceBernstein intends to continue to engage in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program.

   AllianceBernstein granted 1.7 million restricted Holding units (not including 8.7 million restricted Holding units granted in January 2012 for
   2011) and 13.1 million restricted Holding unit awards to employees during 2011 and 2010, respectively. To fund these awards, AB Holding allocated previously repurchased Holding units that had been held in the consolidated rabbi trust. In 2010, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust.

   The 2011 incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, the 8.7 million restricted Holding units for the December 2011 awards were issued from the consolidated rabbi trust in January 2012. There were approximately 13.6 million and 6.2 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2011 and January 31, 2012, respectively. The 2011 awards were not issued until January 2012, therefore the Company's ownership percentage was not impacted at December 31, 2011. The balance as of January 31, 2012 also reflects repurchases and other activity during January 2012. In 2011, the purchases and issuances of Holding units resulted in an increase of $54 million and a decrease of $19 million in Capital in excess of par value during 2011 and 2010, respectively, with a corresponding $54 million decrease and a $19 million increase in Noncontrolling interest.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30.0 million. The 2010 Plan also permits AllianceBernstein to award an additional 30.0 million Holding units if they acquire the Holding units on the open market or through private purchases. As of December 31, 2011, AllianceBernstein granted 13.2 million Holding units net of forfeitures, under the 2010 Plan. As of December 31, 2011, 27.0 million newly issued Holding units and 19.8 million repurchased Holding units were available for grant.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, future deferred incentive compensation awards, including awards granted in 2011, will contain the same continued vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense will reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition will more closely match the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million), $164 million and $208 million for 2011, 2010 and 2009, respectively. The cost of the 2011 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   Option Plans. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $2 million.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2011 follows:

                                                                           Options Outstanding
                                          -------------------------------------------------------------------------------
                                                                                                        AllianceBernstein
                                                 AXA Ordinary Shares            AXA ADRs/ (3)/            Holding Units
                                          ---------------------------       ---------------------- ----------------------
                                                             Weighted                     Weighted                  Weighted
                                             Number          Average           Number     Average     Number        Average
                                           Outstanding       Exercise        Outstanding  Exercise  Outstanding     Exercise
                                          (In Millions)       Price         (In Millions)  Price   (In Millions)     Price
                                          ------------- -------------       ------------- -------- ------------- --------
Options outstanding at January 1, 2011...        16.3   (Euro)  22.34              10.0   $  19.96        10.2   $  41.24
Options granted..........................         2.4   (Euro)  14.52                --   $     --         0.1   $  21.75
Options exercised........................          --   (Euro)     --              (0.6)  $  15.63        (0.1)  $  17.05
Options forfeited, net...................        (0.6)  (Euro)  21.59              (1.8)  $  27.24        (0.8)  $  55.66
Options expired..........................          --              --                --         --        (0.4)  $  50.59
                                            ---------                         ---------              ---------
Options Outstanding at December 31, 2011.        18.1   (Euro)  19.40               7.6   $  18.47         9.0   $  39.63
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)     --/ (2)/               $   1.70               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.74                              1.83                    6.4
                                            =========                         =========              =========
Options Exercisable at December 31, 2011.        10.9   (Euro)  25.35               7.6   $  18.48         3.3      36.65
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)   --/ (2)/                 $    1.7               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.59                              1.82                    5.6
                                            =========                         =========              =========

 /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2011 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
 /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2011 was $9 million. The intrinsic value related to employee and financial professional exercises of stock options during 2011, 2010 and 2009 were $3 million, $3 million and $8 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $1 million and $3 million, respectively, for the periods then ended. In 2011, 2010 and 2009, windfall tax benefits of approximately $1 million, $1 million and $2 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2011, AXA Financial held 666,731 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.25 per share, of which approximately 549,298 were designated to fund future exercises of outstanding stock options and approximately 117,433 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2011, 2010 and 2009, respectively.

                                                         AXA Ordinary Shares       AllianceBernstein Holding Units
                                                      -------------------------  -----------------------------------
                                                        2011     2010     2009     2011       2010          2009
                                                      -------  -------  -------  -------  ------------  ------------
Dividend yield.......................................    7.00%    6.98%   10.69%    5.40%  7.2 - 8.2%    5.2 - 6.1%
Expected volatility..................................   33.90%    36.5%    57.5%   47.30% 46.2 - 46.6%  40.0 - 44.6%
Risk-free interest rates.............................    3.13%    2.66%    2.74%    1.90%  2.2 - 2.3%    1.6 - 2.1%
Expected life in years...............................     6.4      6.4      5.5      6.0       6.0        6.0 - 6.5
Weighted average fair value per option at grant date. $  2.49  $  3.54  $  2.57  $  5.98  $       6.18  $       3.52

   For 2011, 2010 and 2009, the Company recognized compensation costs for employee stock options of $26 million, $16 million, and $20 million, respectively. As of December 31, 2011, approximately $3 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $378 million, $149 million and $45 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2011, approximately 16 million restricted shares and Holding units remain unvested. At December 31, 2011, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 2.7 years.

   The following table summarizes unvested restricted stock activity for 2011.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2011...   391,761   $  29.97
Granted..........................    16,665   $  14.01
Vested...........................   117,906   $  31.64
Forfeited........................    46,948         --
                                   --------
Unvested as of December 31, 2011.   243,572   $  30.22
                                   ========

   Restricted stock vested in 2011, 2010 and 2009 had aggregate vesting date fair values of approximately $2 million, $2 million and $2 million, respectively.

   Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010 and 2009, respectively, approximately 103,569 and 11,368 of these awards were exercised at an aggregate cash-settlement value of $357,961 and $77,723. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559) and $(474,610) for 2010 and 2009, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

   SARs. For 2011, 2010 and 2009, respectively, 113,210, 24,101 and 129,722
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2011, 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.71- 14.96 Euros, 15.43 Euros and 10.00 Euros, respectively, as of the date of exercise. At December 31, 2011, 495,610 SARs were outstanding, having weighted average remaining contractual term of 6.4 years. The accrued value of SARs at December 31, 2011 and 2010 was $136,667 and $236,114, respectively, and recorded as liabilities in the consolidated balance sheets. For 2011, 2010 and 2009, the Company recorded compensation expense (credit) for SARs of $(87,759), $(865,661) and $731,835, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2011, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2011. Eligible employees and financial professionals could reserve a share purchase during the reservation period from September 1, 2011 through September 16, 2011 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from November 3, 2011 through November 7, 2011. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2011 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $11.83 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 13.60% formula discounted price of $12.77 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2011 which is July 1, 2016. All subscriptions became binding and irrevocable at November 7, 2011.

   The Company recognized compensation expense of $9 million in 2011, $17 million in 2010 and $7 million in 2009 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2011, 2010 and 2009 primarily invested under Investment Option B for the purchase of approximately 9 million, 8 million and 6 million AXA ordinary shares, respectively.

   AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Board granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, 2010 and 2009, respectively, the Company recognized compensation expense of approximately $1 million, $2 million and $2 million in respect of this grant of AXA Miles. On March 16, 2012, 50 free AXA ordinary shares will be granted to all AXA Group employees worldwide. These 50 shares will vest upon completion of a two or four year vesting period depending on applicable local regulations, and subject to fulfillment of certain conditions. Half of these 50 AXA Miles will be granted to each employee without being subject to any performance condition; the second half of the AXA Miles will be subject to fulfillment of a performance condition determined by AXA's Board of Directors.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense was not material for 2011 and 2010.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan -- AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

   The following table breaks out Net investment income (loss) by asset category:

                                     2011      2010      2009
                                   --------  --------  --------
                                           (IN MILLIONS)
Fixed maturities.................. $  1,555  $  1,616  $  1,582
Mortgage loans on real estate.....      241       231       231
Equity real estate................       19        20         6
Other equity investments..........      116       111       (68)
Policy loans......................      229       234       238
Short-term investments............        5        11        21
Derivative investments............    2,374      (284)   (3,079)
Broker-dealer related receivables.       13        12        15
Trading securities................      (29)       49       137
Other investment income...........       37        36        14
                                   --------  --------  --------
 Gross investment income (loss)...    4,560     2,036      (903)
Investment expenses...............      (55)      (56)      (73)
Interest expense..................       (3)       (4)       (4)
                                   --------  --------  --------
Net Investment Income (Loss)...... $  4,502  $  1,976  $   (980)
                                   ========  ========  ========

   For 2011, 2010 and 2009, respectively, Net investment income (loss) from derivatives included $1,303 million, $(968) million and $(1,769) million of realized gains (losses) on contracts closed during those periods and $1,071 million, $684 million and $(1,310) million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment gains (losses), net including changes in the valuation allowances are as follows:

                                 2011    2010    2009
                                ------  ------  -----
                                    (IN MILLIONS)
Fixed maturities............... $  (29) $ (200) $  (2)
Mortgage loans on real estate..    (14)    (18)    --
Other equity investments.......     (4)     34     53
Other..........................     --      --      3
                                ------  ------  -----
Investment Gains (Losses), Net. $  (47) $ (184) $  54
                                ======  ======  =====

   There were no writedowns of mortgage loans on real estate and of equity real estate in 2011, 2010 and 2009.

   For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $340 million, $840 million and $2,901 million. Gross gains of $6 million, $28 million and $320 million and gross losses of $9 million, $16 million and $128 million were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $907 million, $903 million and $2,353 million, respectively.

   For 2011, 2010 and 2009, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $10 million, $31 million and $40 million.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                                             2011     2010      2009
                                                                                            ------  -------  ---------
                                                                                                   (IN MILLIONS)
Balance attributable to AXA Equitable, beginning of year................................... $  379  $   (68) $  (1,271)
Changes in unrealized investment gains (losses) on investments.............................    907      835      2,494
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend
   obligation and other....................................................................   (131)     (68)        58
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................    (79)    (110)      (578)
 Deferred income tax (expense) benefit.....................................................   (199)    (217)      (705)
                                                                                            ------  -------  ---------
Total......................................................................................    757      372         (2)
Less: Changes in unrealized investment (gains) losses attributable to
  noncontrolling interest..................................................................     21        7        (66)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========
Balance, end of year comprises:
Unrealized investment gains (losses) on:
 Fixed maturities.......................................................................... $1,782  $   875  $      33
 Other equity investments..................................................................      2        2          9
                                                                                            ------  -------  ---------
 Total.....................................................................................  1,784      877         42
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend obligation and
   other...................................................................................   (270)    (139)       (71)
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................   (211)    (132)       (22)
 Deferred income tax (expense) benefit.....................................................   (418)    (219)        (2)
                                                                                            ------  -------  ---------
Total......................................................................................    765      387        (53)
Less: (Income) loss attributable to noncontrolling interest................................     13       (8)       (15)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========

15)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2011     2010     2009
                               -------  -------  --------
                                     (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $    40  $   (34) $     81
 Deferred (expense) benefit...  (1,062)    (673)    1,191
                               -------  -------  --------
Total......................... $(1,022) $  (707) $  1,272
                               =======  =======  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2011      2010       2009
                                             ---------  --------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $  (1,167) $ (1,055) $   1,078
Noncontrolling interest.....................       (36)       66        105
Separate Accounts investment activity.......        83        53         72
Non-taxable investment income (loss)........         8        15         27
Adjustment of tax audit reserves............        (7)      (13)         7
State income taxes..........................         7        (5)       (12)
AllianceBernstein Federal and foreign taxes.       (13)       (3)        (6)
Tax settlement..............................        84        99         --
ACMC conversion.............................        --       135         --
Other.......................................        19         1          1
                                             ---------  --------  ---------
Income tax (expense) benefit................ $  (1,022) $   (707) $   1,272
                                             =========  ========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                         DECEMBER 31, 2011  December 31, 2010
                                         ------------------ ------------------
                                         ASSETS LIABILITIES Assets Liabilities
                                         ------ ----------- ------ -----------
                                                     (IN MILLIONS)
  Compensation and related benefits..... $  248  $     --   $  229  $     --
  Reserves and reinsurance..............     --     3,060       --       977
  DAC...................................     --     1,279       --     2,610
  Unrealized investment gains or losses.     --       418       --       259
  Investments...........................     --     1,101       --       800
  Alternative minimum tax credits.......    242        --      241        --
  Other.................................     79        --      108        --
                                         ------  --------   ------  --------
  Total................................. $  569  $  5,858   $  578  $  4,646
                                         ======  ========   ======  ========

   The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

   At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2011    2010    2009
                                             ------  ------  ------
                                                  (IN MILLIONS)
Balance at January 1,....................... $  434  $  577  $  477
Additions for tax positions of prior years..    337     168     155
Reductions for tax positions of prior years.   (235)   (266)    (50)
Additions for tax positions of current year.      1       1       1
Settlements with tax authorities............    (84)    (46)     (6)
                                             ------  ------  ------
Balance at December 31,..................... $  453  $  434  $  577
                                             ======  ======  ======

   In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                                     DECEMBER 31,
                                                                                             ---------------------------
                                                                                               2011     2010      2009
                                                                                             -------  -------  ---------
                                                                                                    (IN MILLIONS)
Unrealized gains (losses) on investments.................................................... $   765  $   387  $       9
Defined benefit pension plans...............................................................  (1,082)  (1,008)      (968)
Impact of implementing new accounting guidance, net of taxes................................      --       --        (62)
                                                                                             -------  -------  ---------
Total accumulated other comprehensive income (loss).........................................    (317)    (621)    (1,021)
                                                                                             -------  -------  ---------
Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interest.      13       (8)       (15)
                                                                                             -------  -------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable................. $  (304) $  (629) $  (1,036)
                                                                                             =======  =======  =========

   The components of OCI for the past three years follow:

                                                                                                2011    2010     2009
                                                                                               ------  ------  --------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  879  $  646  $  2,558
 (Gains) losses reclassified into net earnings (loss) during the year.........................     28     189        (2)
                                                                                               ------  ------  --------
Net unrealized gains (losses) on investments..................................................    907     835     2,556
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................   (529)   (395)   (1,225)
                                                                                               ------  ------  --------
Change in unrealized gains (losses), net of adjustments.......................................    378     440     1,331
Change in defined benefit pension plans.......................................................    (74)    (40)       (3)
                                                                                               ------  ------  --------
Total other comprehensive income (loss), net of income taxes..................................    304     400     1,328
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............     21       7       (66)
                                                                                               ------  ------  --------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $  325  $  407  $  1,262
                                                                                               ======  ======  ========

17)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                DECEMBER 31,
                            -------------------
                             2011   2010   2009
                            -----  -----  -----
                               (IN MILLIONS)
Balance, beginning of year. $  11  $  20  $  60
Additions..................    79     13     55
Cash payments..............   (43)   (17)   (88)
Other reductions...........    (3)    (5)    (7)
                            -----  -----  -----
Balance, End of Year....... $  44  $  11  $  20
                            =====  =====  =====

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

   Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million. As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.

18)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of substantially all fees paid.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable also has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed several reports with the NYSDFS related to its request. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

                              -------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, and its subsidiaries from time to time are involved in such proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

19)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $363 million during 2012. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2011, 2010 and 2009, respectively, the Insurance Group's statutory net income (loss) totaled $967 million, $(510) million and $1,783 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,845 million and $4,232 million at December 31, 2011 and 2010, respectively. In 2011 and 2010, respectively, AXA Equitable paid $379 million and $300 million in shareholder dividends; no dividends were paid in 2009.

   At December 31, 2011, AXA Equitable, in accordance with various government and state regulations, had $86 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2012 will approximate $71 million.

   At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                   DECEMBER 31,
                                                                          -----------------------------
                                                                            2011      2010       2009
                                                                          --------  --------  ---------
                                                                                  (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    824  $    685  $     (39)
Change in AVR............................................................     (211)     (291)       289
                                                                          --------  --------  ---------
Net change in statutory surplus, capital stock and AVR...................      613       394        250
Adjustments:
 Future policy benefits and policyholders' account balances..............     (270)      (61)    (5,995)
 DAC.....................................................................   (3,650)      747        860
 Deferred income taxes...................................................     (996)   (1,006)     1,167
 Valuation of investments................................................       16       145       (659)
 Valuation of investment subsidiary......................................      590       366       (579)
 Increase (decrease) in the fair value of the reinsurance contract asset.    5,941     2,350     (2,566)
 Pension adjustment......................................................      111        56         17
 Premiums and benefits ceded to AXA Bermuda..............................     (156)   (1,099)     5,541
 Shareholder dividends paid..............................................      379       300         --
 Changes in non-admitted assets..........................................     (154)      (64)        29
 Other, net..............................................................      (10)      (55)       (33)
 U.S. GAAP adjustments for Wind-up Annuities.............................       --        --       (195)
                                                                          --------  --------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $  2,414  $  2,073  $  (2,163)
                                                                          ========  ========  =========

                                                                       DECEMBER 31,
                                                             -------------------------------
                                                                2011       2010       2009
                                                             ---------  ---------  ---------
                                                                      (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,625  $   3,801  $   3,116
AVR.........................................................       220        431        722
                                                             ---------  ---------  ---------
Statutory surplus, capital stock and AVR....................     4,845      4,232      3,838
Adjustments:
 Future policy benefits and policyholders' account balances.    (2,456)    (2,015)    (1,464)
 DAC........................................................     4,653      8,383      7,745
 Deferred income taxes......................................    (5,744)    (4,775)    (3,705)
 Valuation of investments...................................     2,266      1,658        673
 Valuation of investment subsidiary.........................       231       (657)    (1,019)
 Fair value of reinsurance contracts........................    10,547      4,606      2,256
 Deferred cost of insurance ceded to AXA Bermuda............     2,693      2,904      3,178
 Non-admitted assets........................................       510        761      1,036
 Issuance of surplus notes..................................    (1,525)    (1,525)    (1,525)
 Other, net.................................................      (459)      (521)      (152)
                                                             ---------  ---------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,561  $  13,051  $  10,861
                                                             =========  =========  =========

20)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                2011       2010      2009
                             ---------  ---------  --------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance................... $  15,140  $   8,511  $    337
Investment Management/ (1)/.     2,750      2,959     2,941
Consolidation/elimination...       (18)       (29)      (36)
                             ---------  ---------  --------
Total Revenues.............. $  17,872  $  11,441  $  3,242
                             =========  =========  ========

 /(1)/Intersegment investment advisory and other fees of approximately $56 million, $62 million and $56 million for 2011, 2010 and 2009, respectively, are included in total revenues of the Investment Management segment.

                                                                             2011      2010      2009
                                                                           --------  -------- ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................. $  3,495  $  2,613 $  (3,665)
Investment Management/ (2)/...............................................     (164)      400       588
Consolidation/elimination.................................................        4         2        (2)
                                                                           --------  -------- ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes..... $  3,335  $  3,015 $  (3,079)
                                                                           ========  ======== =========

 /(2)/Net of interest expenses incurred on securities borrowed.

                                DECEMBER 31,
                           ----------------------
                              2011        2010
                           ----------  ----------
                                (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $  154,207  $  152,038
Investment Management.....     11,811      11,130
Consolidation/elimination.         (2)        (12)
                           ----------  ----------
Total Assets.............. $  166,016  $  163,156
                           ==========  ==========

   In accordance with SEC regulations, securities with a fair value of $1,240 million and $1,085 million have been segregated in a special reserve bank custody account at December 31, 2011 and 2010, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

21)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2011 and 2010 are summarized below:

                                                                   THREE MONTHS ENDED
                                                     ---------------------------------------------
                                                     MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                     --------  -------- ------------- ------------
                                                                     (IN MILLIONS)
2011
Total Revenues...................................... $  1,311  $  3,402 $      10,858 $      2,301
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============

2010
Total Revenues...................................... $  2,133  $  5,387 $       5,115 $     (1,194)
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============

AXA Equitable Life Insurance Company

VARIABLE LIFE INSURANCE POLICIES


IL PROTECTOR            INCENTIVE LIFE(R) '06
INCENTIVE LIFE PLUS     INCENTIVE LIFE LEGACY(R)
INCENTIVE LIFE(R) 2000  INCENTIVE LIFE LEGACY(R) II
CHAMPION 2000           SURVIVORSHIP INCENTIVE LIFE/SM/ LEGACY
INCENTIVE LIFE(R)       INCENTIVE LIFE OPTIMIZER(R)
INCENTIVE LIFE(R) '02   INCENTIVE LIFE OPTIMIZER(R) II


PROSPECTUS SUPPLEMENT DATED MAY 1, 2012
--------------------------------------------------------------------------------

This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy listed above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION

As described in your Prospectus, your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option ("GIO") during certain time periods (the "GIO Transfer Period"). See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through September 30, 2012, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through
September 30, 2012), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer via the Internet by visiting our axa-equitable.com website and registering for online account access. If you need assistance, please contact a customer service representative by calling 1-800-777-6510. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern
Time) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern Time) on September 30, 2012, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.


                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104

   Copyright 2012 AXA Equitable Life Insurance Company. All rights reserved. Incentive Life(R), Incentive Life Optimizer(R) and Incentive Life Legacy(R),
                               are issued by and
     are registered service marks of AXA Equitable Life Insurance Company.
            Paramount Life/SM/ and Survivorship Incentive Life/SM/ are service marks of AXA Equitable Life Insurance Company.


EVM (5/10)  (5/10)
IF/NB       235318

                                    PART C

                               OTHER INFORMATION

Item 26. Exhibits

     (a) Certified resolutions re Authority to Market Variable Life Insurance and Establish Separate Accounts, incorporated herein by reference to Exhibit No. 1-A(1)(a)(i) to Registration Statement on Form S-6, (File No. 333-17641), filed on
                 December 11, 1996.

     (b)         Inapplicable.

     (c)(i) Broker-Dealer and General Agent Sales Agreement, incorporated herein by reference to Exhibit No. 1-A(3)(b) to Registration Statement on Form S-6, (File No. 333-17641), filed on December 11, 1996.

     (c)(ii) Distribution and Servicing Agreement dated as of May 1, 1994, among Equico Securities, Inc.(now AXA Advisors, LLC), Equitable and Equitable Variable incorporated herein by reference to Exhibit No. 1-A(8) to Registration Statement on Form S-6, (File No. 333-17641), filed on December 11, 1996.

     (c)(iii) Distribution Agreement dated January 1, 2000, for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit No. 1-A(10)(c) to Registration Statement on Form S-6, (File No. 333-17641), filed on April 19, 2001.

     (c)(iv) Transition Agreement dated January 1, 2000, for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States incorporated herein by reference to Exhibit No. 1-A(10)(d) to Registration Statement on Form S-6, (File No. 333-17641), filed on April 19, 2001.

     (c)(v) Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

     (c)(v)(i) First Amendment dated as of January 1, 2001 to the Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

     (c)(v)(ii) Second Amendment dated as of January 1, 2012 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

     (c)(vi) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, (File No. 2-30070), filed April 19, 2004.

     (c)(vi)(a) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

     (c)(vi)(b) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

     (c)(vi)(c) Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(k) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

     (c)(vi)(d) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(l) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

     (c)(vi)(e) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File
                 No. 333-05593), filed on April 24, 2012.

     (c)(vi)(f) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File
                 No. 333-05593), filed on April 24, 2012.

     (c)(vi)(g) Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File
                 No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

     (c)(vi)(h) Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File
                 No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

     (c)(vi)(i) Ninth Amendment, dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

     (c)(vii) Form of BGA Sales Agreement for Fixed and Variable Life Insurance and Annuity Products previously filed with this Registration File No. 333-103202 on April 27, 2004.

     (c)(viii) The information concerning commissions included in the SAIs forming part of this registration statement under "How we market the policies" is incorporated by reference.

     (d)(i) Flexible Premium Joint Survivorship Variable Life Insurance Policy (99-400), incorporated herein by reference to Exhibit No. 1-A(5)(a)(iii) to Registration Statement on Form S-6, File No. 333-17641, filed on March 1, 1999.

     (d)(ii) Form of Flexible Premium Joint Survivorship Variable Life Insurance Policy Form No. (02-200), incorporated herein by reference to Exhibit No. 1-A(5)(a)(iv) to Registration Statement on Form S-6, File No. 333-17641, filed on October 8, 2002.

     (d)(iii) Estate Protector Rider (R92-208) (Equitable), incorporated herein by reference to Exhibit No. 1-A(5)(d) to Registration Statement on Form S-6, File No. 333-17641, filed on
                 December 11, 1996.

     (d)(iv) Accelerated Death Benefit Rider (R94-102) (Equitable), incorporated herein by reference to Exhibit No. 1-A(5)(j) to Registration Statement on Form S-6, File No. 333-17641, filed on December 11, 1996.

     (d)(v) Accounting Benefit Rider (S.94-118) (Equitable), incorporated herein by reference to Exhibit No. 1-A(5)(t) to Registration Statement on Form S-6, File No. 333-17663, filed on
                 December 11, 1996.

     (d)(vi) Unisex Rider with Table of Guaranteed Interest Payments Endorsement (S.99-34), incorporated herein by reference to Exhibit No. 1-A(5)(o) to Registration Statement on Form S-6, File No. 333-17641, filed on March 1, 1999.

     (d)(vii) Form of Paid Up Death Benefit Guarantee Endorsement (S.99-32), incorporated herein by reference to Exhibit No. 1-A(5)(p) to Registration Statement on Form S-6, File No. 333-17641, filed on March 1, 1999.

     (d)(viii) Form of Enhanced Death Benefit Guarantee Rider (R99-100), incorporated herein by reference to Exhibit No. 1-A(5)(q) to Registration Statement on Form S-6, File No. 333-17641, filed on March 1, 1999.

     (d)(ix) Form of Waiver of Surrender Charge Due to Tax Law Change Endorsement (S.01-WSC), incorporated herein by reference to Exhibit No. (d)(v) to Registration Statement on Form S-6, File No. 333-76130, filed on December 31, 2001.

     (d)(x) Form of Paid Up Death Benefit Guarantee Endorsement (S.02-60), incorporated herein by reference to Exhibit No. 1-A(5)(r) to

                 Registration Statement on Form S-6, File No. 333-17641, filed on August 9, 2002.

     (d)(xi) Option to Split Flexible Premium Joint Survivorship Variable Life Policy Upon Divorce Rider (R98-101), previously filed with this Registration File No. 333-103202 on February 13, 2003.

     (d)(xii) Option to Split Flexible Premium Joint Survivorship Variable Life Policy Upon Federal Tax Law Change Rider (R98-102), previously filed with this Registration File No. 333-103202 on February 13, 2003.

     (d)(xiii) Joint Survivorship Integrated Term Insurance Rider (R01-20), previously filed with this Registration File No. 333-103202 on February 13, 2003.

     (d)(xiv) Form of Flexible Premium Joint Survivorship Variable Life Insurance Policy for SIL Legacy (08-100), previously filed with this Registration Statement, File No. 333-103202 on September 3, 2008.

     (d)(xv) Extended No Lapse Guarantee Rider (R08-10), previously filed with this Registration Statement, File No. 333-103202 on September 3, 2008.

     (e)(i) Application EV4-200Y (Equitable), incorporated herein by reference to Exhibit No. 1-A(10)(b) to Registration Statement on Form S-6, File No. 333-17641, filed on December 11, 1996.

     (e)(ii) Form of Application AXAV1-2002, incorporated herein by reference to Exhibit No. 1-A(10)(b)(ii) to Registration Statement on Form S-6, File No. 333-17641, filed on August 9, 2002.

     (e)(iii) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

     (e)(iii)(a) Revised Form of Application for Life Insurance (AMIGV-2005),
                 incorporated herein by reference to Exhibit 26(e)(iv)(a) to Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

     (e)(iv) Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL-SIL '02 2005), incorporated herein by reference to Exhibit 26(e)(v) to the Registration Statement on Form N-6 (File No. 333-103199) filed on April 25, 2007.

     (e)(iv)(a) Revised Form of Variable Life Supplement to the Application (Form No. VUL-GV/IL-SIL '02 2005), incorporated herein by reference to Exhibit 26(e)(v)(a) to Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

     (e)(v) Form of Variable Universal Life Supplement to the Application (Form No. VUL-TEST/IL-SIL DB 2005), previously filed with this Registration Statement, File No. 333-103202 on September 3, 2008.

     (e)(vi) Form of Variable Universal Life Supplement to the Application (Form No. VUL-TEST/IL-SIL DB 2005).

     (f)(i) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement to Form N-4, (File No. 333-05593) (File No. 000-20501), filed on
                 April 24, 2012.

     (f)(ii) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

     (g)(i) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company and Transamerica Financial Life Insurance Company, filed herewith.

     (g)(i)(a) Amendment No. 1 effective April 1, 2010 to the Automatic Reinsurance Agreement between AXA Equitable Life Insurance Company, MONY Life Insurance Company and Transamerica Financial Life Insurance Company, filed herewith.

     (g)(ii) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Hannover Life Reassurance Company of America, filed herewith.

     (g)(iii) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Swiss Re Life and Health America Inc., filed herewith.

     (g)(iii)(a) Amendment No. 1 effective July 15, 2011 between AXA Equitable
                 Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Swiss Re Life and Health America Inc., filed herewith.

     (g)(iv) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and General Re Life Corporation, filed herewith.

     (g)(v) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and RGS Reinsurance Company, filed herewith.

     (h) Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company ("AXA Equitable"), AXA Distributors and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on
                 February 7, 2003.

     (h)(i) Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

     (h)(ii) Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

     (h)(iii) Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

     (h)(iv) Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

     (h)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

     (h)(vi) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

     (h)(vii) Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

     (h)(viii) Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

     (h)(ix) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

     (h)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

     (h)(xi) Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

     (h)(xii) Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

     (h)(xiii) Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

     (h)(xiv) Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

     (h)(xv) Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

     (i) Participation Agreement by and Among AIM Variable Insurance Funds, A I M Distributors, Inc., AXA Equitable Life Insurance Company, on Behalf of itself and its Separate Accounts, AXA Advisors, LLC, and AXA Distributors, LLC, dated July 1, 2005, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

     (i)(i) Amendment No. 1 effective October 15, 2009 among AIM Variable insurance Fund, AIM Distributors, inc., AXA Equitable life Insurance Company, on behalf of its Separate Accounts, AXA Advisors, LLC and AXA Distributors, LLC incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 24, 2012.

     (j) Fund Participation Agreement among AXA Equitable Life Insurance Company, American Century Investment Management, Inc., and American Century Investment Services, Inc., incorporated by reference to the Registration Statement on Form N-4 (File No. 333-153809) filed on July 8, 2011.

     (k) Amended and Restated Participation Agreement dated April 16, 2010 among Variable Insurance Products Funds, Fidelity Distributors Corporation, and AXA Equitable Life Insurance Company, incorporated by reference to the Registration Statement on Form N-4 (File No. 2-30070) filed on April 24, 2012.

     (l) Participation Agreement as of July 1, 2005 Franklin Templeton Variable Insurance Products Trust, Franklin/ Templeton Distributors, Inc., AXA Equitable Life Insurance Company, AXA Advisors, LLC, and AXA Distributors, LLC, incorporated by reference to the Registration Statement on Form N-4 (File
                 No. 333-160951) filed on November 16, 2009.

     (l)(i) Amendment No. 3 effective as of May 1, 2010 to Participation Agreement as of July 1, 2005 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., AXA Equitable Life Insurance Company, AXA Advisors LLC and AXA Distributors LLC Incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-130988) filed on April 24, 2012.

     (m) Fund Participation Agreement among AXA Equitable Life Insurance Company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, L.P., and Goldman, Sachs & Co., dated October 20, 2009, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

     (n) Fund Participation Agreement among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

     (o) Fund Participation Agreement among AXA Equitable Life Insurance Company, Lazard Retirement Series, Inc., and Lazard Asset Management Securities LLC, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

     (p) Participation Agreement among MFS Variable Insurance Trust, Equitable Life Assurance Society of the United States, and Massachusetts Financial Service Company, dated July 18, 2002, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

     (q) Participation Agreement among T.Rowe Price Equity Series, Inc., T.Rowe Price Investment Services, Inc. and AXA Equitable Life Insurance Company, dated July 20, 2005, incorporated by reference to the Registration Statement on Form N-4 (File
                 No. 333-160951) filed on November 16, 2009.

     (r) Participation Agreement among MONY Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributions LLC, dated December 1, 2001, incorporated by reference to the Registration Statement filed on Form N-4 (File No. 333-160951) on November 16, 2009.

     (r)(i) Third Amendment dated October 20, 2009 to the Participation Agreement, (the "Agreement") dated December 1, 2001 by and among MONY Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on
                 December 23, 2011.

     (s) Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and MONY Life Insurance Company, dated August 7, 2000, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

     (s)(i) Amendment No. 1 dated October 13, 2009 to the Participation Agreement, (the "Agreement") dated August 7, 2000 by and among MONY Life Insurance Company, Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement, incorporated by reference to the Registration Statement on Form N-4 (File
                 No. 333-178750) filed on December 23, 2011.

     (i)         Administration Contracts. See (c)(ii), (iii) and (iv).

     (j)         Inapplicable.

     (k) Opinion and Consent of Dodie Kent, Vice President and Associate General Counsel of AXA Equitable, filed herewith.

     (l) Opinion and Consent of Brian Lessing, FSA, MAAA, Vice President and Actuary of AXA Equitable, filed herewith.

     (m)         Sample of Calculation for Illustrations, filed herewith.

     (n)(i)      Consent of PricewaterhouseCoopers LLP, filed herewith.

     (n)(ii)     Powers of Attorney, filed herewith.

     (o)         Inapplicable.

     (p)         Inapplicable.

     (q) Description of Equitable's Issuance, Transfer and Redemption Procedures for Flexible Premium Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940, incorporated herein by reference to Exhibit No. 8 to Registration Statement on Form S-6, File No. 333-17641, filed on December 11, 1996.

Item 27. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

NAME AND PRINCIPAL                  POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                    AXA EQUITABLE
------------------                  ------------------------------------------

DIRECTORS

Henri de Castries                   Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                       Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                      Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Danny L. Hale                       Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton                 Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Peter S. Kraus                      Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira                   Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Lorie A. Slutsky                    Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                       Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Richard C. Vaughan                  Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR
----------------

*Mark Pearson                       Director, Chairman of the Board and
                                    Chief Executive Officer

*Andrew J. McMahon                  Director and President

OTHER OFFICERS
--------------

*Andrea M. Nitzan                   Executive Vice President
                                    (acting Principal Accounting Officer)

*Bertrand Poupart-Lafarge           Executive Vice President,
                                    Chief Investment Officer,
                                    Treasurer and Interim Chief Financial
                                    Officer

*Michael B. Healy                   Executive Vice President
                                    and Chief Information Officer

*Salvatore Piazzolla                Senior Executive Vice President

*Mary Fernald                       Senior Vice President and Chief
                                    Underwriting Officer

*David Kam                          Senior Vice President and Actuary

*Kevin E. Murray                    Executive Vice President

*Anne M. Katcher                    Senior Vice President and Senior Actuary

*Anthony F. Recine                  Senior Vice President, Chief Compliance
                                    Officer and Deputy General Counsel

*Karen Field Hazin                  Vice President, Secretary and Associate
                                    General Counsel

*Dave S. Hattem                     Senior Vice President and General Counsel

*Michel Perrin                      Senior Vice President and Actuary

*Naomi J. Weinstein                 Vice President

*Charles A. Marino                  Executive Vice President and Chief
                                    Actuary

*Nicholas B. Lane                   Senior Executive Vice President and
                                    President, Retirement Savings

*David W. O'Leary                   Executive Vice President

*Robert O. Wright, Jr.              Executive Vice President

*Amy J. Radin                       Senior Executive Vice President and
                                    Chief Marketing Officer

Item 28. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

         Separate Account FP of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.

         AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         (a) The AXA Group Organizational June 1st Charts 2011 are incorporated herein by reference to Exhibit 26 to Registration Statement (File
No. 333-178750) on Form N-4, filed December 23, 2011.

         (b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q4-2011 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-05593) on Form N-4 filed April 24, 2012.

Item 29. Indemnification

    (a)  Indemnification of Directors and Officers

         The by-laws of the AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4 Indemnification of Directors, Officers and Employees.

         (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

              (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

              (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

              (iii)the related expenses of any such person in any of said categories may be advanced by the Company.

         (b) To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726:
              Insurance Law ss.1216).

     The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

    (b)  Indemnification of Principal Underwriters

     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

    (c)  Undertaking

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 20. Principal Underwriters

     (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49, and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L, and MONY Variable Account S, and Keynote Series Account. In addition, AXA Advisors is the principal underwriter for Separate Accounts 45, A and I, and MONY Variable Account S and Keynote Series Account. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC, is 1290 Avenue of the Americas, NY, NY 10104.

     (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i)  AXA ADVISORS, LLC

NAME AND PRINCIPAL                  POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                    (AXA ADVISORS LLC)
------------------                  ------------------------------------------

*Andrew J. McMahon                  Director, Chairman of the Board and Chief
                                    Financial Protection & Wealth Management
                                    Officer

*Christine Nigro                    President and Director

*Manish Agarwal                     Director

*Nicholas B. Lane                   Director and Chief Retirement Services
                                    Officer

*Robert O. Wright, Jr.              Director, Vice Chairman of the Board and
                                    Chief Sales Officer

*Frank Massa                        Chief Operating Officer

*Philip Pescatore                   Chief Risk Officer

*William Degnan                     Senior Vice President

*David M. Kahal                     Senior Vice President

*George Papazicos                   Senior Vice President

*Vincent Parascandola               Senior Vice President

*Robert P. Walsh                    Vice President and Chief Anti-Money
                                    Laundering Officer

*Patricia Roy                       Chief Compliance Officer

*Maurya Keating                     Vice President and Chief Broker Dealer

*Francesca Divone                   Secretary

*Susan Vesey                        Assistant Secretary

*Denise Tedeschi                    Assistant Vice President and Assistant
                                    Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 --------------------------------------------

*Nicholas B. Lane                  Director, Chairman of the Board, President,
                                   Chief Executive Officer and Chief Retirement
                                   Savings Officer

*Andrew J. McMahon                 Director and Chief Financial Protection
                                   & Wealth Management Officer

*Michael P. McCarthy               Director, Senior Vice President and
                                   National Sales Manager

*David W. O'Leary                  Executive Vice President

*Nelida Garcia                     Senior Vice President

*Peter D. Golden                   Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Windy Lawrence                    Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Timothy P. O'Hara                 Senior Vice President

*Mark D. Scalercio                 Senior Vice President

*Michael Schumacher                Senior Vice President

*John C. Taroni                    Vice President and Treasurer

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Robert P. Walsh                   Vice President and Chief AML Officer

*Francesca Divone                  Secretary

*Susan Vesey                       Assistant Secretary

       (c) The information under "Distribution of the Policies" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 31. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301
W. 11th Street, Kansas City, Mo. 64105.

Item 32. Management Services

         Not applicable.

Item 33. Representation Regarding Reasonableness of Aggregate Policy Fees and Charges

         AXA Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Policies.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 26th day of April, 2012.

                    SEPARATE ACCOUNT FP OF AXA EQUITABLE
                    LIFE INSURANCE COMPANY (REGISTRANT)

                    By:  AXA EQUITABLE LIFE INSURANCE COMPANY
                                     (DEPOSITOR)

                    By:  /s/ Dodie Kent
                         --------------------------------------
                         Dodie Kent
                         Vice President and Associate General Counsel

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 26th day of April, 2012.

                            AXA EQUITABLE LIFE INSURANCE COMPANY (DEPOSITOR)

                            By:  /s/ Dodie Kent
                                 ---------------------------------------
                                 Dodie Kent
                                 Vice President and Associate General Counsel

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                            Chairman of the Board, Chief
                                         Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Bertrand Poupart-Lafarge                Executive Vice President, Chief
                                         Investment Officer, Treasurer and
                                         interim Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan                        Executive Vice President (acting
                                         Principal Accounting Officer)

*DIRECTORS:

Mark Pearson              Danny L. Hale        Ramon de Oliveira
Henri de Castries         Anthony J. Hamilton  Lorie A. Slutsky
Denis Duverne             Peter S. Kraus       Ezra Suleiman
Charlynn Goins            Andrew J. McMahon    Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 26, 2012

                                 EXHIBIT INDEX

EXHIBIT NO.                                                          TAG VALUE
-----------                                                          ---------

26(g)(i)       Automatic Reinsurance Agreement effective April 1,    EX-99.26gi
               2010 between AXA Equitable Life Insurance Company,
               MONY Life Insurance Company and Transamerica
               Financial Life Insurance Company, filed herewith.

26(g)(i)(a)    Amendment No. 1 effective April 1, 2010 to the        EX-99.26gia
               Automatic Reinsurance Agreement between AXA
               Equitable Life Insurance Company, MONY Life
               Insurance Company and Transamerica Financial Life
               Insurance Company, filed herewith.

26(g)(ii)      Automatic Reinsurance Agreement effective April 1,    EX-99.26gii
               2010 between AXA Equitable Life Insurance Company,
               MONY Life Insurance Company, MONY Life Insurance
               Company of America and Hannover Life Reassurance
               Company of America, filed herewith.

26(g)(iii)     Automatic Reinsurance Agreement effective April 1,    EX-99.26giii
               2010 between AXA Equitable Life Insurance Company,
               MONY Life Insurance Company, MONY Life Insurance
               Company of America and Swiss Re Life and Health
               America Inc., filed herewith.

26(g)(iii)(a)  Amendment No. 1 effective July 15, 2011 between AXA   EX-99.26giiia
               Equitable Life Insurance Company, MONY Life
               Insurance Company, MONY Life Insurance Company of
               America and Swiss Re Life and Health America Inc.,
               filed herewith.

26(g)(iv)      Automatic Reinsurance Agreement effective April 1,    EX-99.26giv
               2010 between AXA Equitable Life Insurance Company,
               MONY Life Insurance Company, MONY Life Insurance
               Company of America and General Re Life Corporation,
               filed herewith.

26(g)(v)       Automatic Reinsurance Agreement effective April 1,    EX-99.26gv
               2010 between AXA Equitable Life Insurance Company,
               MONY Life Insurance Company, MONY Life Insurance
               Company of America and RGS Reinsurance Company,
               filed herewith.

26(k)          Opinion and Consent of Dodie Kent                     EX-99.26k

26(l)          Opinion and Consent of Brian Lessing                  EX-99.26l

26(m)          Sample Calculation for Illustrations                  EX-99.26m

26(n)(i)       Consent of PricewaterhouseCoopers LLP                 EX-99.26ni

26(n)(ii)      Powers of Attorney                                    EX-99.26nii